   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 5, 2008


                                          REGISTRATION NOS. 033-75292/811-03240
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                               -----------------


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
              Pre-Effective Amendment No.                                    [_]
              Post Effective Amendment No. 34                                [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
              Amendment No. 143                                              [X]


                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        AMERICAN HOME ASSURANCE COMPANY
                              (NAME OF GUARANTOR)

                   70 PINE STREET, NEW YORK, NEW YORK 10270
        (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 770-7000
              (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                            KATHERINE STONER, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------


It is proposed that this filing will become effective:

[X]immediately upon filing pursuant to paragraph (b) of Rule 485

[_]on [date] pursuant to paragraph (b) of Rule 485

[_]60 days after filing pursuant to paragraph (a) (1) of Rule 485


[_]on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: (i) units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Portfolio Director, Portfolio Director 2, Portfolio Director Plus, and (ii) a guarantee related to insurance obligations under certain variable annuity contracts.

================================================================================

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director For Series 1.10 to 12.10

                                                               February 4, 2008


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts (the "Contracts") for Participants in certain employer-sponsored qualified retirement plans. Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated February 4, 2008, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542 (press 1, then 3). The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                           Variable Account Options
--------------------------------------------------------------------------------

VALIC Company I Funds              VALIC Company II Funds              Public Funds
Asset Allocation Fund              Aggressive Growth Lifestyle Fund    AIG SunAmerica 2010 High Watermark Fund
Blue Chip Growth Fund              Capital Appreciation Fund           AIG SunAmerica 2015 High Watermark Fund
Broad Cap Value Income Fund        Conservative Growth Lifestyle Fund  AIG SunAmerica 2020 High Watermark Fund
Capital Conservation Fund          Core Bond Fund                      Ariel Appreciation Fund
Core Equity Fund                   High Yield Bond Fund                Ariel Fund
Core Value Fund                    International Small Cap Equity Fund Lou Holland Growth Fund
Foreign Value Fund                 Large Cap Value Fund                Vanguard Lifestrategy Conservative Growth
Global Equity Fund                 Mid Cap Growth Fund                 Fund
Global Strategy Fund               Mid Cap Value Fund                  Vanguard Lifestrategy Growth Fund
Government Securities Fund         Moderate Growth Lifestyle Fund      Vanguard Lifestrategy Moderate Growth Fund
Growth & Income Fund               Money Market II Fund                Vanguard Long-Term Investment-Grade Fund
Health Sciences Fund               Small Cap Growth Fund               Vanguard Long-Term Treasury Fund
Inflation Protected Fund           Small Cap Value Fund                Vanguard Wellington Fund
International Equities Fund        Socially Responsible Fund           Vanguard Windsor II Fund
International Government Bond Fund Strategic Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund
Social Awareness Fund
Stock Index Fund
VALIC Ultra Fund
Value Fund















                               Table of Contents
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   5

Selected Purchase Unit Data.....................................   8

Highlights......................................................   9

General Information.............................................  12
   About the Contracts..........................................  12
   About VALIC..................................................  12
   American Home Assurance Company..............................  12
   About VALIC Separate Account A...............................  12
   Units of Interest............................................  13
   Distribution of the Contracts................................  13

Fixed and Variable Account Options..............................  13
   Fixed Account Options........................................  13
   Variable Account Options.....................................  14

Purchase Period.................................................  22
   Account Establishment........................................  22
   When Your Account Will Be Credited...........................  22
   Purchase Units...............................................  23
   Calculation of Value for Fixed Account Options...............  23
   Calculation of Value for Variable Account Options............  23
   Stopping Purchase Payments...................................  24
   IncomeLOCK...................................................  24

Transfers Between Investment Options............................  26
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  26
   Communicating Transfer or Reallocation Instructions..........  27
   Effective Date of Transfer...................................  27
   Transfers During the Payout Period...........................  27

Fees and Charges................................................  28
   Account Maintenance Charge...................................  28
   Surrender Charge.............................................  28
       Amount of Surrender Charge...............................  28
       10% Free Withdrawal......................................  28
       Exceptions to Surrender Charge...........................  28
   Premium Tax Charge...........................................  29
   Separate Account Charges.....................................  29
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charge..................  29
   Separate Account Expense Reimbursements or Credits...........  30
   Market Value Adjustment ("MVA")..............................  30
   IncomeLOCK...................................................  30
   Other Tax Charges............................................  30

Payout Period...................................................  31
   Fixed Payout.................................................  31
   Assumed Investment Rate......................................  31
   Variable Payout..............................................  31
   Combination Fixed and Variable Payout........................  31
   Partial Annuitization........................................  31
   Payout Date..................................................  31
   Payout Options...............................................  32
   Payout Information...........................................  32

                                                                 Page
                                                                 ----

           Surrender of Account Value...........................  33
              When Surrenders Are Allowed.......................  33
              Surrender Process.................................  33
              Amount That May Be Surrendered....................  33
              Surrender Restrictions............................  33
              Partial Surrenders................................  34
              Systematic Withdrawals............................  34
              Distributions Required by Federal Tax Law.........  34
              IncomeLOCK........................................  34

           Exchange Privilege...................................  36
              Restrictions on Exchange Privilege................  36
              Taxes and Conversion Costs........................  36
              Surrender Charges.................................  36
              Exchange Offers for Contracts Other Than
                Portfolio Director..............................  37
              Comparison of Contracts...........................  37
              Features of Portfolio Director....................  37

           Death Benefits.......................................  37
              The Process.......................................  37
              Beneficiary Information...........................  38
                  Spousal Beneficiaries.........................  38
                  Beneficiaries Other Than Spouses..............  38
              Special Information for Individual
                Nonqualified Contracts..........................  38
              During the Purchase Period........................  38
              Interest Guaranteed Death Benefit.................  38
              Standard Death Benefit............................  39
              During the Payout Period..........................  39
              IncomeLOCK........................................  40

           Other Contract Features..............................  40
              Changes That May Not Be Made......................  40
              Change of Beneficiary.............................  40
              Contingent Owner..................................  40
              Cancellation -- The 20 Day "Free Look"............  40
              We Reserve Certain Rights.........................  41
              Relationship to Employer's Plan...................  41

           Voting Rights........................................  41
              Who May Give Voting Instructions..................  41
              Determination of Fund Shares Attributable to
                Your Account....................................  41
                  During the Purchase Period....................  41
                  During the Payout Period or after a Death
                    Benefit Has Been Paid.......................  41
              How Fund Shares Are Voted.........................  41

           Federal Tax Matters..................................  42
              Types of Plans....................................  42
              Tax Consequences in General.......................  42
              Effect of Tax-Deferred Accumulations..............  43

           Legal Proceedings....................................  44

           Financial Statements.................................  45

           Table of Contents of Statement of
             Additional Information.............................  45

           Appendix to the Prospectus -- IncomeLOCK
             Withdrawal Examples................................  46

                               Glossary of Terms
--------------------------------------------------------------------------------


   Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

   Other specific terms we use in this prospectus are:

      Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      Anniversary Value -- the Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments.

      Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

      Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      Benefit -- an optional guaranteed minimum withdrawal feature that is offered in this prospectus as "IncomeLOCK."

      Benefit Anniversary -- a Benefit Anniversary is the first day of each Benefit Year.

      Benefit Base -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. If you elect the Benefit after the Contract is issued, the Benefit Base is equal to the Account Value on the Endorsement Date.

      Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time. On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      Eligible Purchase Payments -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is an Eligible Purchase Payment. If IncomeLOCK is selected after Contract issue, then the Account Value at the time of election constitutes the Eligible Purchase Payment amount.

      Endorsement Date -- the date that we issue the Benefit endorsement to your Contract.

      Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      Guided Portfolio Services/SM/ or GPS -- a financial advice service offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement is required for this service, if available under an employer's retirement plan.

      Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

      Ineligible Purchase Payments -- if IncomeLOCK is selected at Contract issue, Ineligible Purchase Payments are those made more than two years later. If IncomeLOCK is selected after Contract issue, then any Purchase Payments we receive after your Endorsement Date are considered Ineligible Purchase Payments.

      IncomeLOCK -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero.

      Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning the date the Benefit Endorsement is issued and ends on the 10th Benefit Anniversary.

      Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      Minimum Withdrawal Period -- the minimum period over which you may take withdrawals under this feature, if withdrawals are not taken under the lifetime withdrawal option.

      Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

--------------------------------------------------------------------------------


      Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

      Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      Purchase Unit -- a unit of interest owned by you in your Variable Account Option.

      Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      Variable Account Option -- investment options that correspond to Separate Account Divisions offered by the Contracts.

                                  Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                   5.00%
---------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                         $60
---------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) 0-3.5%
---------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                                 $3.75
                                                                                                  per
Variable Account Option Maintenance Charge (1)                                                  quarter
--------------------------------------------------------------------------------------------------------
                                                                                                 Annual
                                                                                                Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)        Account
(as a percentage of assets invested):                                                           Fee (%)
--------------------------------------------------------------------------------------------------------
   VALIC Company I
--------------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                      0.90
--------------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                      0.90
--------------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                                0.90
--------------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                                  0.90
--------------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                           0.90
--------------------------------------------------------------------------------------------------------
       Core Value Fund                                                                            0.90
--------------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                         0.90
--------------------------------------------------------------------------------------------------------
       Global Equity Fund                                                                         0.90
--------------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                       0.90
--------------------------------------------------------------------------------------------------------
       Government Securities Fund                                                                 0.90
--------------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                       0.90
--------------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                       0.90
--------------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                                   0.90
--------------------------------------------------------------------------------------------------------
       International Equities Fund                                                                0.90
--------------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                         0.90
--------------------------------------------------------------------------------------------------------
       International Growth I Fund                                                                0.90
--------------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                        0.90
--------------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                                  0.90
--------------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                         0.90
--------------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                              0.90
--------------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                        0.90
--------------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                                   0.90
--------------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                                  0.90
--------------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                           0.90
--------------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                             0.90
--------------------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                                       0.90
--------------------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                              0.90
--------------------------------------------------------------------------------------------------------
       Small Cap Strategic Growth Fund                                                            0.90
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   VALIC Company I (continued)
----------------------------------------------------------------------------------
       Social Awareness Fund                                                  0.90
----------------------------------------------------------------------------------
       Stock Index Fund                                                       0.90
----------------------------------------------------------------------------------
       VALIC Ultra Fund                                                       0.90
----------------------------------------------------------------------------------
       Value Fund                                                             0.90
----------------------------------------------------------------------------------
   VALIC Company II
----------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                       0.65
----------------------------------------------------------------------------------
       Capital Appreciation Fund                                              0.65
----------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                     0.65
----------------------------------------------------------------------------------
       Core Bond Fund                                                         0.65
----------------------------------------------------------------------------------
       High Yield Bond Fund                                                   0.65
----------------------------------------------------------------------------------
       International Small Cap Equity Fund                                    0.65
----------------------------------------------------------------------------------
       Large Cap Value Fund                                                   0.65
----------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                    0.65
----------------------------------------------------------------------------------
       Mid Cap Value Fund                                                     0.65
----------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                         0.65
----------------------------------------------------------------------------------
       Money Market II Fund                                                   0.65
----------------------------------------------------------------------------------
       Small Cap Growth Fund                                                  0.65
----------------------------------------------------------------------------------
       Small Cap Value Fund                                                   0.65
----------------------------------------------------------------------------------
       Socially Responsible Fund                                              0.65
----------------------------------------------------------------------------------
       Strategic Bond Fund                                                    0.65
----------------------------------------------------------------------------------
   Public Funds
----------------------------------------------------------------------------------
       AIG SunAmerica 2010 High Watermark Fund, Class I                       1.15
----------------------------------------------------------------------------------
       AIG SunAmerica 2015 High Watermark Fund, Class I                       1.15
----------------------------------------------------------------------------------
       AIG SunAmerica 2020 High Watermark Fund, Class I                       1.15
----------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                0.90
----------------------------------------------------------------------------------
       Ariel Fund                                                             0.90
----------------------------------------------------------------------------------
       Lou Holland Growth Fund                                                0.90
----------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares        1.15
----------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                     1.15
----------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares            1.15
----------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares              0.90
----------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                      0.90
----------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                              1.15
----------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                              1.15
----------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 Optional IncomeLOCK Fee


You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base. (1)



                     Fee Period Annualized Fee Percentage
                     ---------- -------------------------
                     All years  0.65% (deducted quarterly)



(1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this Benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the Benefit.


 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.

Total Annual Mutual Fund Operating Expenses                                              Minimum Maximum
--------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.25%  3.41%*
--------------------------------------------------------------------------------------------------------

--------
* This maximum expense amount of 3.41% shown above reflects the expenses of a new mutual fund, which are generally higher than those of established or mature funds. The actual expense incurred by fund shareholders has been reduced due to a contractual agreement with the Fund's Board of Directors that continues through September 30, 2007. The maximum Total Annual Mutual Fund Operating Expense (net of waivers or reimbursements) is 1.35%.

Examples

   These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.

   The first set of examples assumes the maximum fees and expenses, including the maximum separate account charge of 1.15%, investment in a Variable Account Option with the highest total expenses (3.41%), and election of the optional IncomeLOCK feature at 0.65%.

   (1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $972. $2,012  $3,048   $5,176

   (2) If you annuitize your Contract (the IncomeLOCK feature terminates at annuitization):

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $523. $1,566  $2,603   $5,176

   (3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $523. $1,566  $2,603   $5,176

   The second set of examples assumes the minimum fees and expenses, including the minimum separate account charge of 0.65%, investment in a Variable Account Option with the lowest total expenses (0.25%), and that the optional IncomeLOCK feature is not elected.

--------------------------------------------------------------------------------


   (1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $563   $796   $1,014   $1,145

   (2) If you annuitize your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $95    $296    $514    $1,145

   (3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $95    $296    $514    $1,145

   Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data
--------------------------------------------------------------------------------

   There were no historical Purchase Unit Values as of the date of this Prospectus since the Series 1.10 through 12.10 contracts were not available as of December 31, 2006.

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Internal Revenue Code of 1986, as amended ("Code") limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your

--------------------------------------------------------------------------------

account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 1.15% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

   IncomeLOCK: IncomeLOCK is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero (the "Benefit"). Thus, IncomeLOCK may offer protection of a sure stream of income in the event of a significant market downturn or if your Account Value declines due to unfavorable investment performance.

   The feature design provides for an automatic lock-in of the Contract's highest anniversary value (the maximum anniversary value or "MAV") during the first ten years from the endorsement effective date (the "Evaluation Period"). This feature guarantees lifetime withdrawals of an income stream in the manner described below, without annuitizing the Contract. If you decide not to take withdrawals under this feature, or you surrender your Contract, you will not receive the benefits of IncomeLOCK. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on IncomeLOCK.

   IncomeLOCK is not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while IncomeLock is still in effect, we will automatically terminate the Benefit.

   Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Participant Year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

   Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of this feature. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

   IncomeLOCK may be elected any time, provided you are age 75 or younger on the date of election. Please note that this feature and/or its components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions. IncomeLOCK might not be appropriate for use with contributory qualified plans (401(k), 403(b), 457) or IRAs (traditional or Roth IRAs and SEPs) if you plan to make ongoing contributions. This is because the Benefit applies only to purchase payments made within the first two contract years if the Benefit is selected at Contract issue, or to the Account Value on the Endorsement Date if the Benefit is selected after Contract issue. We reserve the right to modify, suspend or terminate IncomeLOCK in its entirety or any component at any time for Contracts that have not yet been issued.

   Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

   Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

   Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

   Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

   However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

10

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   Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

   Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

   Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

   Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

   Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

   Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

   Transfers can be made by calling AIG VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

   Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

   Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

                                                                             11

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                              General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

   The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

   The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, American General Corporation ("AGC"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued on or before December 31, 2006.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered

12

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with the SEC as a unit investment trust under The Investment Company Act of
1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and AGC have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the National Association of Securities Dealers, Inc., unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each first-year Purchase Payment. Agents will receive commissions of approximately 1.2% for level Purchase Payments in subsequent years and up to 7% on increases in the amount of Purchase Payments in the year of the increase. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

                      Fixed and Variable Account Options
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

Fixed Account Options

   Portfolio Director features up to three guaranteed fixed options. These options provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

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
         Fixed Account Options          Investment Objective
         ---------------------          --------------------
         Fixed Account Plus    Invests in the general account assets
                               of the Company. This account provides
                               fixed-return investment growth for the
                               long-term. It is credited with interest
                               at rates set by VALIC. The account is
                               guaranteed to earn at least a minimum
                               rate of interest as shown in your
                               Contract. Your money may be credited
                               with a different rate of interest
                               depending on the time period in which
                               it is accumulated. Purchase Payments
                               allocated to a fixed account option
                               will receive a current rate of
                               interest. There are limitations on
                               transfers out of this option. If you
                               transfer assets from Fixed Account Plus
                               to another investment option, any
                               assets transferred back into Fixed
                               Account Plus within 90 days will
                               receive a different rate of interest,
                               than that paid for new Purchase
                               Payments.

         Short-Term Fixed      Invests in the general account assets
           Account             of the Company. This account provides
                               fixed-return investment growth for the
                               short-term. It is credited with
                               interest at rates set by VALIC, which
                               may be lower than the rates credited to
                               Fixed Account Plus, above. The account
                               is guaranteed to earn at least a
                               minimum rate of interest as shown in
                               your Contract. Your money may be
                               credited with a different rate of
                               interest depending on the time period
                               in which it is accumulated.

         Multi-Year Enhanced   Invests in the general account assets
           Option ("Multi-Year of the Company. This account is a
           Option")            long-term investment option, providing
                               a guaranteed interest rate for a
                               guaranteed period (three, five, seven,
                               or ten years) ("MVA Term"). Please see
                               your Contract for minimum investment
                               amounts and other requirements and
                               restrictions. This option may not be
                               available in all employee plans or
                               states. All MVA Terms may not be
                               available. Please see your financial
                               advisor for information on the MVA
                               Terms that are currently offered.

   Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options

   The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK.

   Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the Nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans may invest only in VALIC Company I and II.

   The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We also show the investment adviser for each Fund, and investment sub-adviser, if applicable. Please see the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment strategy and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from AIG VALIC at 1-800-448-2542 (press 1, then 3) or online at www.aigvalic.com.

   Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

   Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts

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and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

   Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing more than 20% of an investor's total retirement savings in any one company or industry may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides many plan sponsors and participants with helpful information about the importance of diversification at: www.dol.gov/ebsa/investing.html.

   AIG SunAmerica Asset Management Corp. and AIG Global Investment Corp. are each affiliated with the adviser, VALIC, due to common ownership. Please note that the Ariel Fund and Ariel Appreciation Fund are not available in any 457 plans, except by special arrangement.

    Variable Account Options                             Investment Objective
    ------------------------                             --------------------
AIG SunAmerica                   Each High Watermark Fund seeks to generate capital appreciation
2010 High Watermark Fund         to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected
AIG SunAmerica                   Maturity Date at least equal to the Protected High Watermark
2015 High Watermark Fund         Value. Each High Watermark Fund seeks high total return as a secondary objective.
AIG SunAmerica
2020 High Watermark Fund         If you hold your Variable Investment Option Units until the
                                 Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                                 Watermark Fund reaching this value, and any extraordinary
                                 expenses, and increased by appreciation in share value
                                 subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                                 The Protected Maturity Date for each High Watermark Fund is:
                                 2010 High Watermark Fund            August 31, 2010
                                 2015 High Watermark Fund            August 31, 2015
                                 2020 High Watermark Fund            August 31, 2020

                                 If you may need access to your money at any point prior to the
                                 Protected Maturity Date, you should consider the appropriateness of investing in the High Watermark Funds. Investors who redeem before the Protected Maturity Date will receive the current
                                 Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the
                                 initial investment.

                                 An investment in the High Watermark Funds may not be appropriate for persons enrolled in Guided Portfolio Services/SM/, an investment advisory product offered by VALIC Financial Advisors, Inc.

Ariel Appreciation Fund -- a     Seeks long-term capital appreciation by investing primarily in the series of Ariel Investment Trust stocks of medium-sized companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

Ariel Fund -- a series of Ariel  Seeks long-term capital appreciation by investing primarily in
Investment Trust                 the stocks of small companies with a market capitalization generally between $1 billion and $5 billion at the time of initial purchase.

                        Investment Objective                             Adviser and Sub-Adviser
                        --------------------                             -----------------------
Each High Watermark Fund seeks to generate capital appreciation       Adviser: Trajectory Asset
to the extent consistent with preservation of capital investment      Management LLC
gains in order to have a net asset value ("NAV") on its Protected
Maturity Date at least equal to the Protected High Watermark          (AIG SunAmerica Asset
Value. Each High Watermark Fund seeks high total return as a          Management Corp. is the daily
secondary objective.                                                  business manager.)

If you hold your Variable Investment Option Units until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
Watermark Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

The Protected Maturity Date for each High Watermark Fund is:
2010 High Watermark Fund            August 31, 2010
2015 High Watermark Fund            August 31, 2015
2020 High Watermark Fund            August 31, 2020

If you may need access to your money at any point prior to the Protected Maturity Date, you should consider the appropriateness of investing in the High Watermark Funds. Investors who redeem before the Protected Maturity Date will receive the current
Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

An investment in the High Watermark Funds may not be appropriate for persons enrolled in Guided Portfolio Services/SM/, an investment advisory product offered by VALIC Financial Advisors, Inc.

Seeks long-term capital appreciation by investing primarily in the    Adviser: Ariel Capital
stocks of medium-sized companies with market capitalizations          Management, LLC
between $2.5 billion and $15 billion at the time of initial purchase.

Seeks long-term capital appreciation by investing primarily in        Adviser: Ariel Capital
the stocks of small companies with a market capitalization            Management, LLC
generally between $1 billion and $5 billion at the time of
initial purchase.

--------------------------------------------------------------------------------

Variable Account Options                         Investment Objective                           Adviser and Sub-Adviser
------------------------                         --------------------                           -----------------------
Lou Holland Growth Fund  The fund primarily seeks long-term growth of capital. The            Adviser: Holland Capital
                         receipt of dividend income is a secondary consideration. The         Management, L.P.
                         fund will invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Vanguard LifeStrategy    Seeks to provide current income and low to moderate capital          The fund does not employ an
Conservative Growth Fund appreciation. This is a fund of funds, investing in other            investment adviser. Instead,
                         Vanguard mutual funds according to a fixed formula that              the fund's Board of Trustees
                         typically results                                                    decides how to allocate the
                         in an allocation of about 40% of assets to bonds, 20% to short-      fund's assets among the
                         term fixed income investments, and 40% to common stocks.             underlying funds.
                         The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, agency, and investment-grade corporate bonds, as well as mortgage-
                         backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign
                         stocks.

Vanguard LifeStrategy    Seeks to provide capital appreciation and some current income.       The fund does not employ an
Growth Fund              This is a fund of funds, investing in other Vanguard mutual funds    investment adviser. Instead,
                         according to a fixed formula that typically results in an allocation the fund's Board of Trustees
                         of about 80% of assets to common stocks and 20% to bonds.            decides how to allocate the
                         The fund's indirect stock holdings consist substantially of large-   fund's assets among the
                         cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.      underlying funds.
                         stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                         government, agency, and investment-grade corporate bonds,
                         as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy    Seeks to provide capital appreciation and a low to moderate          The fund does not employ an
Moderate Growth Fund     level of current income. This is a fund of funds, investing in       investment adviser. Instead,
                         other Vanguard mutual funds according to a fixed formula that        the fund's Board of Trustees
                         typically results in an allocation of about 60% of assets to         decides how to allocate the
                         common stocks and 40% to bonds. The fund's indirect stock            fund's assets among the
                         holdings consist substantially of large-cap U.S. stocks and, to a    underlying funds.
                         lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
                         The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, agency, and
                         investment-grade corporate bonds, as well as mortgage-
                         backed securities.

Vanguard Long-Term       Seeks to provide a high and sustainable level of current income      Adviser: Wellington
Investment-Grade Fund    by investing in a variety of high quality and, to a lesser extent,   Management Company, LLP
                         medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.


Vanguard Long-Term       Seeks to provide a high and sustainable level of current income      Adviser: The Vanguard Group
Treasury Fund            by investing primarily in U.S. Treasury securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years.

Vanguard Wellington Fund Seeks to provide long-term capital appreciation and reasonable       Adviser: Wellington
                         current income by investing in dividend-paying, and, to a lesser     Management Company, LLP
                         extent, non-dividend-paying common stocks of established
                         medium- and large-sized companies. In choosing these
                         companies, the Adviser seeks those that appear to be
                         undervalued but which have prospects to improve. The fund
                         also invests in investment grade corporate bonds, with some exposure to U.S. Treasury, government agency and
                         mortgage-backed securities.

--------------------------------------------------------------------------------

 Variable Account Options                          Investment Objective                            Adviser and Sub-Adviser
 ------------------------                          --------------------                            -----------------------
Vanguard Windsor II Fund    Seeks to provide long-term capital appreciation and income. The     Advisers: Armstrong, Shaw
                            fund invests mainly in large- and mid-sized companies whose stocks  Associates, Inc.; Barrow,
                            are considered by the fund's advisers to be undervalued.            Hanley, Mewhinney &
                                                                                                Strauss, Inc.; Equinox Capital
                                                                                                Management, LLC; Hotchkis
                                                                                                and Wiley Capital
                                                                                                Management, LLC; Tukman
                                                                                                Capital Management, Inc.; and
                                                                                                The Vanguard Group

VALIC Company I

Asset Allocation Fund       Seeks maximum aggregate rate of return over the long term           Adviser: VALIC
                            through controlled investment risk by adjusting its investment      Sub-Adviser: AIG Global
                            mix among stocks, long-term debt securities and short-term          Investment Corp.
                            money market securities.

Blue Chip Growth Fund       Seeks long-term capital growth by investing in the common           Adviser: VALIC
                            stocks of large and medium-sized blue chip growth companies.        Sub-Adviser: T. Rowe Price
                            Income is a secondary objective.                                    Associates, Inc.

Broad Cap Value Income Fund The fund seeks total return through capital appreciation with       Adviser: VALIC
                            income as a secondary objective. The fund invests primarily in      Sub-Adviser: Barrow,
                            equity securities of U.S. large- and medium-capitalization          Hanley, Mewhinney &
                            companies that are undervalued.                                     Straus, Inc.


Capital Conservation Fund   Seeks the highest possible total return consistent with the         Adviser: VALIC
                            preservation of capital through current income and capital gains    Sub-Adviser: AIG Global
                            on investments in intermediate- and long-term debt instruments      Investment Corp.
                            and other income producing securities.

Core Equity Fund            Seeks to provide long-term growth of capital through                Adviser: VALIC
                            investment primarily in the equity securities of large-cap quality  Sub-Adviser: BlackRock
                            companies with long-term growth potential.                          Financial Management, LLC

Core Value Fund             Seeks capital growth by investing in common stocks, though          Adviser: VALIC
                            the fund may invest in securities other than stocks. Current        Sub-Adviser: American
                            income is a secondary objective. Two investment strategies will     Century Investment
                            be utilized. Half of the assets will be managed by employing a      Management, Inc. and
                            quantitative income and growth investment strategy, while the       American Century Global
                            remainder of the assets will be managed using a portfolio           Investment Management, Inc.
                            optimization technique. The goal is to create a fund that
                            provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the fund that will be greater than that of the S&P 500(R) Index.

Foreign Value Fund          Seeks long-term growth of capital by investing in equity            Adviser: VALIC
                            securities of companies located outside the U.S., including         Sub-Adviser: Templeton
                            emerging markets.                                                   Global Advisors Limited

Global Equity Fund          Seeks capital appreciation by investing primarily in mid-cap        Adviser: VALIC
                            and large-cap companies with market capitalizations in excess       Sub-Adviser: Putnam
                            of $1 billion, although it can invest in companies of any size.     Investment Management,
                                                                                                LLC

Global Strategy Fund        Seeks high total return by investing in equity securities of        Adviser: VALIC
                            companies in any country, fixed income (debt) securities of         Sub-Adviser: Franklin
                            companies and governments of any country, and in money              Advisors, Inc. and Templeton
                            marker instruments.                                                 Investment Counsel, LLC

--------------------------------------------------------------------------------

 Variable Account Options                          Investment Objective                          Adviser and Sub-Adviser
 ------------------------                          --------------------                          -----------------------
Government Securities Fund  Seeks high current income and protection of capital through        Adviser: VALIC
                            investments in intermediate- and long-term U.S. government         Sub-Adviser: AIG Global
                            and government-sponsored debt securities.                          Investment Corp.

Growth & Income Fund.......                                                                                  Adviser: VALIC
                                 Seeks to provide long-term growth of capital and secondarily,             Sub-Adviser: AIG
                                       current income, through investment in common stocks and             SunAmerica Asset
                                                                    equity-related securities.             Management Corp.

Health Sciences Fund        Seeks long-term capital growth through investments primarily       Adviser: VALIC
                            in the common stocks of companies engaged in the research,         Sub-Adviser: T. Rowe Price
                            development, production, or distribution of products or services   Associates, Inc.
                            related to health care, medicine, or the life sciences.

Inflation Protected Fund    Seeks maximum real return, consistent with appreciation of         Adviser: VALIC
                            capital and prudent investment engagement. The fund invests in     Sub-Adviser: AIG Global
                            inflation-indexed bonds of varying maturities issued by U.S.       Investment Corp.
                            and non-U.S. governments and corporations.

International Equities Fund Seeks to provide long-term growth of capital through               Adviser: VALIC
                            investments primarily in a diversified portfolio of equity and     Sub-Adviser: AIG Global
                            equity-related securities of foreign issuers that, as a group, the Investment Corp.
                            Sub-Adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley
                            Capital International, Europe, Australasia and the Far East
                            Index.

International Government    Seeks high current income through investments primarily in         Adviser: VALIC
Bond Fund                   investment grade debt securities issued or guaranteed by foreign   Sub-Adviser: AIG Global
                            governments. This fund is classified as "non-diversified" because  Investment Corp.
                            it expects to concentrate in certain foreign government
                            securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund Seeks capital growth through investments primarily in equity       Adviser: VALIC
                            securities of issuers in developed foreign countries. The Sub-     Sub-Adviser: American
                            Adviser uses a growth strategy it developed to invest in stocks it Century Global Investment
                            believes will increase in value over time.                         Management, Inc., AIM
                                                                                               Capital Management, Inc. and
                                                                                               Massachusetts Financial
                                                                                               Services Company

Large Cap Core Fund         Seeks capital growth with the potential for current income by      Adviser: VALIC
                            investing in the common stocks of large-sized U.S. companies       Sub-Adviser: Evergreen
                            (i.e., companies whose market capitalization falls within the      Investment
                            range tracked in the Russell 1000(R)).                             Management Company

Large Capital Growth Fund   Seeks to provide long-term growth of capital by investing in       Adviser: VALIC
                            securities of large-cap companies.                                 Sub-Adviser: AIM Capital
                                                                                               Management, Inc. and AIG
                                                                                               SunAmerica Asset
                                                                                               Management Corp.

Mid Cap Index Fund          Seeks to provide growth of capital through investments primarily   Adviser: VALIC
                            in a diversified portfolio of common stocks that, as a group, are  Sub-Adviser: AIG Global
                            expected to provide investment results closely corresponding to    Investment Corp.
                            the performance of the S&P MidCap 400(R) Index.

--------------------------------------------------------------------------------

  Variable Account Options                           Investment Objective                            Adviser and Sub-Adviser
  ------------------------                           --------------------                            -----------------------
Mid Cap Strategic Growth Fund Seeks long-term capital growth by investing primarily in growth-    Adviser: VALIC
(Formerly Mid Capital         oriented equity securities of U.S. mid-cap companies and, to a      Sub-Adviser: Morgan Stanley
Growth Fund)                  limited extent, foreign companies.                                  Investment Management, Inc.
                                                                                                  d/b/a Van Kampen and Brazos
                                                                                                  Capital Management, LP

Money Market I Fund           Seeks liquidity, protection of capital and current income through   Adviser: VALIC
                              investments in short-term money market instruments.                 Sub-Adviser: AIG SunAmerica
                                                                                                  Asset Management Corp.

Nasdaq-100(R) Index Fund      Seeks long-term capital growth through investments in the           Adviser: VALIC
                              stocks that are included in the Nasdaq-100 Index(R). The fund is a  Sub-Adviser: AIG Global
                              non-diversified fund, meaning that it can invest more than 5% of    Investment Corp.
                              its assets in the stock of one company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund     Seeks long-term capital appreciation through investments            Adviser: VALIC
                              primarily in the common stocks of companies that are expected       Sub-Adviser: T. Rowe Price
                              to benefit from the development, advancement, and use of            Associates, Inc., RCM Capital
                              science and technology. Several industries are likely to be         Management LLC and
                              included, such as electronics, communications, e-commerce,          Wellington Management
                              information services, media, life sciences and health care,         Company, LLP
                              environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology, energy equipment and services and electronic manufacturing.

Small Cap Aggressive          Seeks capital growth by investing in equity securities of small     Adviser: VALIC
Growth Fund                   U.S. companies (i.e., companies whose market capitalization         Sub-Adviser: Wells Capital
                              falls within the Russell 2000(R) Index). The fund may engage in     Management Incorporated
                              frequent trading to achieve its investment goal.

Small Cap Fund                Seeks to provide long-term capital growth by investing primarily in Adviser: VALIC
                              the stocks of small companies, with market capitalizations at the   Sub-Adviser: American
                              time of purchase which fall 1) below range of companies in either   Century Investment
                              the current Russell 2000(R) or S&P SmallCap 600(R) Index, or 2)     Management, Inc., Franklin
                              below the three-year average maximum market cap of companies        Portfolio Associates, Inc.,
                              in the index as of December 31 of the three preceding years.        T. Rowe Price Associates,
                                                                                                  Inc. and Bridgeway Capital
                                                                                                  Management, Inc.

Small Cap Index Fund          Seeks to provide growth of capital through investment primarily     Adviser: VALIC
                              in a diversified portfolio of common stocks that, as a group, the   Sub-Adviser: AIG Global
                              Sub-Adviser believes may provide investment results closely         Investment Corp.
                              corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund Seeks to produce growth of capital by investing primarily in        Adviser: VALIC
                              common stocks of small U.S. companies.                              Sub-Adviser: Evergreen
                                                                                                  Investment Management
                                                                                                  Company and Putnam
                                                                                                  Investment Management,
                                                                                                  LLC

Small Cap Strategic           Seeks capital growth by investing primarily in common stocks        Adviser: VALIC
Growth Fund                   whose market capitalizations fall within the range tracked by       Sub-Adviser: Evergreen
                              the Russell 2000(R) Index, at the time of purchase.                 Investment
                                                                                                  Management Company

--------------------------------------------------------------------------------

Variable Account Options                        Investment Objective                        Adviser and Sub-Adviser
------------------------                        --------------------                        -----------------------
Social Awareness Fund     Seeks to obtain growth of capital through investment, primarily   Adviser: VALIC
                          in common stocks, in companies which meet the social criteria     Sub-Adviser: AIG Global
                          established for the fund. The fund does not invest in companies   Investment Corp.
                          that are significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery
                          systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the production of products that significantly pollute the environment; labor relations/labor disputes; or significant workplace violations.

Stock Index Fund          Seeks long-term capital growth through investment in common       Adviser: VALIC
                          stocks that, as a group, are expected to provide investment       Sub-Adviser: AIG Global
                          results closely corresponding to the performance of the           Investment Corp.
                          S&P 500(R) Index.

VALIC Ultra Fund          Seeks long-term capital growth by investing in larger-sized       Adviser: VALIC
                          companies it believes will increase in value over time.           Sub-Adviser: American
                                                                                            Century Investment
                                                                                            Management, Inc.

Value Fund                Seeks capital growth and current income through investments       Adviser: VALIC
                          primarily in common stocks of large U.S. companies, focusing      Sub-Adviser:
                          on value stocks that the Sub-Adviser believes are currently       OppenheimerFunds, Inc.
                          undervalued by the market.

VALIC Company II

Aggressive Growth         Seeks growth through investments in a combination of the          Adviser: VALIC
Lifestyle Fund            different funds offered in VALIC Company I and VALIC              Sub-Adviser: AIG Global
                          Company II. This fund of funds is suitable for investors seeking  Investment Corp.
                          the potential for capital growth that a fund investing
                          predominately in equity securities may offer.

Capital Appreciation Fund Seeks long-term capital appreciation by investing primarily in a  Adviser: VALIC
                          broadly diversified portfolio of stocks and other equity          Sub-Adviser: Bridgeway
                          securities of U.S. companies.                                     Capital Management, Inc.

Conservative Growth       Seeks current income and low to moderate growth of capital        Adviser: VALIC
Lifestyle Fund            through investments in a combination of the different funds       Sub-Adviser: AIG Global
                          offered in VALIC Company I and VALIC Company II. This             Investment Corp.
                          fund of funds is suitable for investors who invest in equity securities, but who are not willing to assume the market risks of either the Aggressive Growth Lifestyle Fund or the Moderate
                          Growth Lifestyle Fund.

Core Bond Fund            Seeks the highest possible total return consistent with the       Adviser: VALIC
                          conservation of capital through investments in medium- to         Sub-Adviser: AIG Global
                          high-quality fixed income securities. These securities include    Investment Corp.
                          corporate debt securities of foreign or domestic companies, securities issued or guaranteed by the U.S. government,
                          mortgage-backed, or asset-backed securities.



High Yield Bond Fund      Seeks the highest possible total return and income consistent     Adviser: VALIC
                          with conservation of capital through investment in a diversified  Sub-Adviser: AIG Global
                          portfolio of high yielding, high risk fixed income securities.    Investment Corp.
                          These securities include below-investment-grade junk bonds.

International Small Cap
  Equity Fund............
                             Seeks to provide long-term capital appreciation through equity           Adviser: VALIC
                            and equity-related securities of small cap companies throughout  Sub-Adviser: AIG Global
                                                              the world, excluding the U.S.         Investment Corp.

--------------------------------------------------------------------------------

   Variable Account Options                            Investment Objective                            Adviser and Sub-Adviser
   ------------------------                            --------------------                            -----------------------

Large Cap Value Fund           Seeks to provide total returns that exceed over time the Russell      Adviser: VALIC
                               1000(R) Value Index through investment in equity securities. The      Sub-Adviser: SSgA Funds
                               Russell 1000(R) Value Index is a sub-index of the Russell 3000(R)     Management, Inc.
                               Index, which follows the 3,000 largest U.S. companies, based on total market capitalization.

Mid Cap Growth Fund            Seeks long-term capital appreciation principally through              Adviser: VALIC
                               investments in medium-capitalization equity securities, such as       Sub-Adviser: AIM Capital
                               common and preferred stocks and securities convertible into           Management, Inc.
                               common stocks. The Sub-Adviser defines mid-sized companies as companies that are included in the Russell Mid-Cap(R) Index.

Mid Cap Value Fund             Seeks capital growth, through investment in equity securities of      Adviser: VALIC
                               medium capitalization companies using a value-oriented                Sub-Adviser: FAF Advisors,
                               investment approach. Mid-capitalization companies include             Inc. and Wellington
                               companies with a market capitalization equaling or exceeding          Management Company, LLP
                               $500 million, but not exceeding the largest market
                               capitalization of the Russell Mid-Cap(R) Index range.

Moderate Growth Lifestyle Fund Seeks growth and current income through investments in a              Adviser: VALIC
                               combination of the different funds offered in VALIC Company I and     Sub-Adviser: AIG Global
                               VALIC Company II. This fund of funds is suitable for investors who    Investment Corp.
                               invest in equity securities, but who are not willing to assume the market risks of the Aggressive Growth Lifestyle Fund.

Money Market II Fund           Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: AIG SunAmerica
                                                                                                     Asset Management Corp.

Small Cap Growth Fund          Seeks to provide long-term capital growth through investments         Adviser: VALIC
                               primarily in the equity securities of small companies with market     Sub-Adviser: Franklin
                               caps at the time of purchase, equal to or less than the highest       Advisers, Inc.
                               market cap value in the Russell 2000(R) Growth Index.

Small Cap Value Fund           Seeks to provide maximum long-term return, consistent with            Adviser: VALIC
                               reasonable risk to principal, by investing primarily in securities of Sub-Adviser: JPMorgan
                               small-capitalization companies in terms of revenue and/or market      Investment Advisors, Inc.
                               capitalization. Small-cap companies are companies whose
                               market capitalization is equal to or less than the largest company in the Russell 2000(R) Index.

Socially Responsible Fund      Seeks to obtain growth of capital through investment, primarily       Adviser: VALIC
                               in equity securities, of companies which meet the social criteria     Sub-Adviser: AIG Global
                               established for the fund. The fund does not invest in companies       Investment Corp.
                               that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                               production of products that significantly pollute the environment;
                               labor relations/labor disputes; or significant workplace violations.

Strategic Bond Fund            Seeks the highest possible total return and income consistent         Adviser: VALIC
                               with conservation of capital through investment in a diversified      Sub-Adviser: AIG Global
                               portfolio of income producing securities. The fund invests in a       Investment Corp.
                               broad range of fixed-income securities, including investment-
                               grade bonds, U.S. government and agency obligations,
                               mortgage-backed securities, and U.S., Canadian, and foreign high risk, high yield bonds.

A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.aigvalic.com.

                                Purchase Period
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

   You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                       Initial Subsequent
                      Contract Type    Payment  Payment
                      -------------    ------- ----------
                      Periodic Payment $   30     $ 30
                      Single Payment.. $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

   When an initial Purchase Payment is accompanied by an application, within 2 Business Days we will:

    . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

    .  Reject the application and return the Purchase Payment; or

    . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

   If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

   Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

   Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment option chosen by your employer. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

   Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement with your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment option chosen by your employer. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will Be Credited

   Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match,

--------------------------------------------------------------------------------

transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

   If the Purchase Payment is in good order as described and is received by us or directly by our bank by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day.

   Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

   A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following the close of regular trading of the NYSE, normally 4:00 p.m. Eastern time. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

   The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

   The value of your Fixed Account Option is calculated on a given Business Day as shown below:

                Value of Your Fixed Account Options*
         =      (equals)
                All Purchase Payments made to the Fixed Account
             Options
         +      (plus)
                Amounts transferred from Variable Account
             Options to the Fixed Account Options
         +      (plus)
                All interest earned
         -      (minus)
                Amounts transferred or withdrawn from Fixed
             Account Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

   You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

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Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

   If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

IncomeLOCK

   IncomeLOCK is a living benefit option available with VALIC's Portfolio Director Fixed and Variable Annuity Contracts. It is a guaranteed minimum withdrawal benefit that protects against market downturns and allows you to receive an income based on your Contract's highest anniversary value during the benefit's first 10 years, as more fully described below.

   IncomeLOCK automatically locks-in the highest Anniversary Value (the MAV) during the first 10 years after it is elected (each, a "Benefit Year") and guarantees annual withdrawals based on the MAV over the period that the Benefit is in effect. You may be able to extend the MAV Evaluation Period for an additional ten years as discussed below (an "Extension"). Additionally, you may take withdrawals over the lifetime of the owner as more fully described below.

   The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the Benefit and a description of the effect of RMDs on the Benefit. The table below is a summary of the IncomeLOCK feature and applicable components of the Benefit.

                                  Maximum
                                   Annual                     Maximum
                                 Withdrawal     Initial        Annual
                                 Percentage     Minimum      Withdrawal
                                   Prior      Withdrawal     Percentage
                                   to any   Period Prior to if Extension
        Time of First Withdrawal Extension   Any Extension   is Elected
        ------------------------ ---------- --------------- ------------
        Before 5th Benefit
          Year anniversary......      5%         20 Years         5%
        On or after 5th Benefit
          Year anniversary......      7       14.28 Years         7
        On or after 10th
          Benefit Year
          anniversary...........     10          10 Years         7
        On or after 20th
          Benefit Year
          anniversary...........     10          10 Years        10
        On or after the                       Life of the
          Contract owner's                       Contract
          65th birthday.........      5             owner*        5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

   First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

   On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the

--------------------------------------------------------------------------------

current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

   Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

   Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

   Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

   Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

   IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

   The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

   We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

   Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

                     Transfers Between Investment Options
--------------------------------------------------------------------------------


   You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted on www.aigvalic.com. Your employer's plan may also limit your rights to transfer.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 15 transfers per calendar year between Account Options. These transfers may be submitted via the internet or by telephone. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. Transfers resulting from your participation in the Guided Portfolio Services/SM/ Portfolio Manager Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

   The Contracts and Account Options are not designed to accommodate short-term trading or "market timing" organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover, as well as raising recordkeeping and transaction costs. Further, excessive trading harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we will require that transfers be submitted in writing by regular U.S. mail, to protect the other investors.

   Regardless of the number of transfers you have made, we will monitor and may restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. We will notify you in writing if you are restricted to mailing transfer requests to us via the U.S. mail service. Some of the factors we will consider when reviewing transfer activities include:

    .  the dollar amount of the transfer;

    .  the total assets of the Variable Account Option involved in the transfer;

    .  the number of transfers completed in the current calendar quarter; or

    . whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

   We intend to enforce these frequent trading policies uniformly for all Contract Owners and Participants. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

--------------------------------------------------------------------------------


The Fixed Account Options are subject to additional restrictions:

Fixed Account Option           Value        Frequency                      Other Restrictions
--------------------           -----        ---------                      ------------------

Fixed Account Plus:       Up to 20% per    At any time If you transfer assets from Fixed Account Plus to another
                          Participant Year             investment option, any assets transferred back into Fixed
                                                       Account Plus within 90 days may receive a different rate of interest than your new Purchase Payments.(1)

                          100%             At any time If Account Value is less than or equal to $500.

Short-Term Fixed Account: Up to 100%       At any time After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for
                                                       90 days.(2)

Multi-Year Option(3):     Up to 100%       At any time Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA
                                                       Band will require a minimum transfer amount, as described
                                                       in the Contract.(4)

--------
(1)Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2)VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3)The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4)The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (AIG VALIC Online), using the self-service automated phone system (AIG VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using AIG VALIC Online or AIG VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

    . The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated. Normally, this will be 4:00 p.m. Eastern time; otherwise,

    .  The next date values are calculated.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                       % of Account Value                    Frequency
-------------                                       ------------------                    ---------
Variable Payout:                                        Up to 100%                   Once every 365 days
Combination Fixed and Variable Payout: Up to 100% of money in variable option payout Once every 365 days
Fixed Payout:                                          Not permitted                         N/A

                               Fees and Charges
--------------------------------------------------------------------------------


   By investing in Portfolio Director, you may be subject to these fees and charges:

    .  Account Maintenance Charge

    .  Surrender Charge

    .  Premium Tax Charge

    .  Separate Account Charges

    .  Market Value Adjustment

    .  IncomeLOCK

    .  Other Tax Charges

   These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.aigvalic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options.

Surrender Charge

   When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

   Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

Amount of Surrender Charge

   A surrender charge will be the lessor of:

    . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

    .  Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

   In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

   These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

   No surrender charge will be applied:

    .  To money applied to provide a Payout Option;

    .  To death benefits;

    . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

    .  If your account has been in effect for 15 years or longer;

    . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

    .  To "No Charge Systematic Withdrawals";

    . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

    . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

--------------------------------------------------------------------------------


    . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

   We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another AIG VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

   Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges

   The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.65% to 1.15% during the Purchase Period and 0.75% to 1.25% during the Payout Period of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

   The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

  Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

    . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

    . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

    . Other factors of which we are not presently aware that could reduce administrative costs.

   We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

    . The administrative tasks performed by your employer for your retirement program.

   The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

   We review the following additional factors to determine whether we can reduce or waive surrender charges:

    . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

    . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

    . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

   We review the following additional factors to determine whether we can reduce or waive the Separate Account charges:

    .  The frequency of Purchase Payments for your retirement program.

    .  The size of your retirement program.

    .  The amount of your retirement program's periodic Purchase Payment.

    .  The method of remitting periodic Purchase Payments.

--------------------------------------------------------------------------------


   In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

   Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

  Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.375% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. We use these fees received to directly reduce the Separate Account Charges; thus, the net separate account charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

   Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

IncomeLOCK

The annualized fee for IncomeLOCK is calculated as 0.65% of the Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the Benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

Other Tax Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

                                 Payout Period
--------------------------------------------------------------------------------

   The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

   Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

    .  Type and duration of payout option chosen;

    .  Your age or your age and the age of your survivor (1);

    . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

    .  The portion of your Account Value being applied; and

    .  The payout rate being applied and the frequency of the payments.
--------
           (1)This applies only to joint and survivor payouts.

   If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

   An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your
   Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

   With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

   In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

   With a combination fixed and variable payout, you may choose:

    .  From your existing Variable Account Options (payments will vary); with a

    .  Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

   A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

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   The following additional rules also apply when determining the payout date:

    . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

    . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

    . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

    . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

    . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

    . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

    . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

   For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

   You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

Payout Information

   Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

   Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

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   Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

                          Surrender of Account Value
--------------------------------------------------------------------------------


When Surrenders Are Allowed

   You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

    .  allowed under federal and state law; and

    .  allowed under your employer's plan.

   For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

   For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

   Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

Surrender Process

   If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

   We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

   We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

   The amount that may be surrendered during the Purchase Period can be determined as follows:

                    Allowed  = (equals) Your Account Value(1)
                   Surrender                  - (minus)
                     Value                 Any Applicable
                                          Surrender Charge

--------
(1)Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

   There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

   Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account.

   Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

   Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

    .  death benefits; and

    .  certain small amounts approved by the State of Florida.

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   Under the Louisiana Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

   Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

   You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

   The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

            The amount surrendered    /       Your Purchase Units
               from the Variable   (divided next computed after the
                 Account Option      by)      written request for
                   + (plus)                 surrender is received at
             Any surrender charge               our Home Office

   The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

Systematic Withdrawals

   You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

    .  Payments to be made to you; and

    .  Payment over a stated period of time, but not less than five years; and

    . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

   We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

   There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

    .  Is made payable to you; and

    . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

   You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

IncomeLOCK

   The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

   If you elect to begin withdrawals prior to your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

34

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--------------------------------------------------------------------------------


The amount of any withdrawal which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No Withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of your RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

   Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

   Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered excess withdrawals. We define excess withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the excess withdrawal; or (b) the relative size of the excess withdrawal in relation to the Account Value on the next Benefit Anniversary after the excess withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

   The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in an appendix to this prospectus.

   ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

   BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the excess withdrawal minus the amount of the excess withdrawal, or;

      (b) is the Benefit Base immediately prior to the excess withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the excess withdrawal is reduced by the amount of the excess withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no excess withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are excess withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

   MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no excess withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are excess withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an excess withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

  If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1)In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the Benefit; or,

                                                                             35

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(2)If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

  Extending the MAV Evaluation Period

   At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

                              Exchange Privilege
--------------------------------------------------------------------------------


We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director. If you elect to exercise one of these exchange offers, you should contact your financial advisor. An exchange may require the issuance of a Contract or may be subject to any other requirements that the Company may impose.

Restrictions on Exchange Privilege

We will impose certain general restrictions and rules on the exchange privileges.

  .   Partial exchanges are not permitted.

  . Exchanges from Portfolio Director to other contract forms are not permitted, except at the discretion of the Company.

    . This exchange privilege is only available for those other contracts listed below.

   Additionally, if you have your money in a fixed account of one of the other contracts listed below, you must exchange directly into the Fixed Account Options of Portfolio Director. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director.

   WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

Taxes and Conversion Costs

   We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director.

Surrender Charges

   We will generally not impose existing surrender charges as a result of your electing to exchange from one of the other contracts.

   For purposes of determining surrender charges, We often consider time in the contract. For SPQ-181 and SPQ-181-1 Contracts, the contract date for determining surrender charges under Portfolio Director will be the SPQ-181 and SPQ-181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director, the contract date for surrender charges purposes becomes January 1, 1994.

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   For any other contract, the contract date for determining surrender charges under Portfolio Director will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director.)

   If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider Purchase Payments in the other contract to have been transferred to Portfolio Director for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

   The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

Exchange Offers for Contracts Other Than Portfolio Director

   The following other contracts may be exchanged.

    .  V-Plan Contracts (IFA-582 and GFA-582 Contracts)

    .  Compounder Contracts (C-1-75 and IFA-78 Contracts)

    .  Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

    .  Impact Contracts (UIT-981 Contracts)

    .  SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

    .  FSPA-75, FSPA-73-3, FSPA-779 Contracts

    .  SPQ-181, SPQ-181-1 Contracts

    .  CTA 978 Contract

    .  TFA-379 Contract

    .  SDA-578, SDA-773-T Contract

    .  IRA-579 Contracts

   Portfolio Director will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

Comparison of Contracts

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director. A more detailed comparison of the features, charges, and restrictions between each above listed other contract and Portfolio Director is provided in the Statement of Additional Information.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to the other contract's most recently dated prospectus for a complete description of the contract terms and conditions.

Features of Portfolio Director

   In deciding whether you want to exercise these exchange privileges, you should consider the following features of Portfolio Director.

    .  Portfolio Director has more investment options from which to select.

    . Portfolio Director has several publicly available mutual funds as variable account options.

    . The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

    .  Portfolio Director has an Interest Guaranteed Death Benefit.

    . Portfolio Director's Fund fees and charges are different than the other contracts and in some cases may be higher.

    . Different series of Portfolio Director may charge fees higher or lower than other series of Portfolio Director.

    . Portfolio Director's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

                                Death Benefits
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be

--------------------------------------------------------------------------------

valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact a financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

  Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

  Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

   If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

   Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

   Two types of benefits are available if death occurs during the Purchase
Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

   As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

   The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

   The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the

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Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

   The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

              Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments invested in Fixed Account
              Option
          -   (minus)
              Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

              Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments invested in Variable
              Account Options
          -   (minus)
              Prior withdrawals (out of) or transfers (out of) the Variable Account Option
          +   (plus)
              Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

               Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
               100% of Purchase Payments (to Fixed and/or Variable
               Account Options)
           -   (minus)
               Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement with your Contract or certificate.

   If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at the rate of up to 3% annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

--------------------------------------------------------------------------------


       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

IncomeLOCK

  Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

                            Other Contract Features
--------------------------------------------------------------------------------


Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

    .  The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The 20 Day "Free Look"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation

--------------------------------------------------------------------------------

and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

We Reserve Certain Rights

   We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

   We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

   We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

   If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

   Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

                                 Voting Rights
--------------------------------------------------------------------------------

   As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

   Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

   The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

   VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

   In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

                              Federal Tax Matters
--------------------------------------------------------------------------------

   The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

    . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

    .  Section 408(b) traditional IRAs;

    .  Section 408A Roth IRAs;

    . Section 457 deferred compensation plans of governmental and tax-exempt employers;

    .  Section 408(k) SEPs and SARSEPs; and

    .  Section 408(p) SIMPLE retirement accounts.

   Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

   For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer- sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA").

   In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

   Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

   Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by

--------------------------------------------------------------------------------

the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

   Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

   Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfather status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

   The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

   It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As noted previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

   In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

   It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

  . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

    . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

    .  Taxable accounts such as savings accounts.

                                    [CHART]

              TAXABLE        NONQUALIFIED CONTRACT       TAX-DEFERRED
              ACCOUNT        TAX-DEFERRED ANNUITY          ANNUITY
            ----------       ---------------------       ------------
10 Years     $16,325               $ 18,128                $ 24,171
20 Years      45,560                 57,266                  76,355
30 Years      97,917                141,761                 189,015


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");

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(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as
"Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 8% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

   Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

   To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 6% under a taxable program. The 8% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

   By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                Tax-Favored
                                                Retirement  Taxable
                                                  Program   Account
                                                ----------- -------
            Annual amount available for savings
              before federal taxes.............   $2,400    $2,400
            Current federal income tax due on
              Purchase Payments................        0    $ (600)
            Net retirement plan
              Purchase Payments................   $2,400    $1,800

   This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

                               Legal Proceedings
--------------------------------------------------------------------------------


   There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

--------------------------------------------------------------------------------






                             Financial Statements
--------------------------------------------------------------------------------


Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542 (press 1, then 3).

   Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----
           General Information..................................   3
           Federal Tax Matters..................................   3
              Economic Growth and Tax Relief Reconciliation Act
                of 2001.........................................   3
              Tax Consequences of Purchase Payments.............   4
              Tax Consequences of Distributions.................   6
              Special Tax Consequences -- Early Distribution....   7
              Special Tax Consequences -- Required
                Distributions...................................   9
              Tax Free Rollovers, Transfers and Exchanges.......  10
           Exchange Privilege...................................  11
              Exchanges From Independence Plus Contracts........  11
              Exchanges From V-Plan Contracts...................  12
              Exchanges From SA-1 and SA-2 Contracts............  13
              Exchanges From Impact Contracts...................  14
              Exchanges From Compounder Contracts...............  15
              Information That May Be Applicable To
                Any Exchange....................................  16

                                                                 Page
                                                                 ----
           Calculation of Surrender Charge......................  16
              Illustration of Surrender Charge on Total
                Surrender.......................................  17
              Illustration of Surrender Charge on a 10% Partial
                Surrender Followed by a Full Surrender..........  17
           Purchase Unit Value..................................  18
              Illustration of Calculation of Purchase Unit
                Value...........................................  18
              Illustration of Purchase of Purchase Units........  19
           Calculation of MVA Option............................  19
           Payout Payments......................................  19
              Assumed Investment Rate...........................  19
              Amount of Payout Payments.........................  20
              Payout Unit Value.................................  20
              Illustration of Calculation of Payout Unit Value..  21
              Illustration of Payout Payments...................  21
           Distribution of Variable Annuity Contracts...........  21
           Experts..............................................  21
           Comments on Financial Statements.....................  22

         Appendix to the Prospectus -- IncomeLOCK Withdrawal Examples
--------------------------------------------------------------------------------


   The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

    . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

    .  You make no additional Purchase Payments

    .  You make no withdrawals before the 1st Benefit Anniversary

    .  On your 1st Benefit Anniversary, your Account Value is $105,000

   Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

    . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

    .  You make no additional Purchase Payments

    .  You make no withdrawals before the 5th Benefit Anniversary

    . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

   On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

   Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

    . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

    .  You make no additional Purchase Payments

    .  You make no withdrawals before the 5th Benefit anniversary

    . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

   During your 6th Benefit Anniversary, after your 5th Benefit anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

   Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

    .  You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

    .  You make no additional Purchase Payments

    .  You make no withdrawals before the 5th Benefit anniversary

--------------------------------------------------------------------------------


    . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

   Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($106,312 divided by $109,600 = 97%), or $111,600 x 97%, which equals $108,252. Your Benefit Base is $108,252, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,252 divided by 13.28), which equals $8,151.51.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.60 to 12.60                                       February 4, 2008


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts (the "Contracts") for Participants in certain employer-sponsored qualified retirement plans. Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated February 4, 2008, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542 (press 1, then 3). The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options
--------------------------------------------------------------------------------

VALIC Company I Funds              VALIC Company II Funds              Public Funds
Asset Allocation Fund              Aggressive Growth Lifestyle Fund    AIG SunAmerica 2010 High Watermark Fund
Blue Chip Growth Fund              Capital Appreciation Fund           AIG SunAmerica 2015 High Watermark Fund
Broad Cap Value Income Fund        Conservative Growth Lifestyle Fund  AIG SunAmerica 2020 High Watermark Fund
Capital Conservation Fund          Core Bond Fund                      Ariel Appreciation Fund
Core Equity Fund                   High Yield Bond Fund                Ariel Fund
Core Value Fund                    International Small Cap Equity Fund Lou Holland Growth Fund
Foreign Value Fund                 Large Cap Value Fund                Vanguard Lifestrategy Conservative Growth Fund
Global Equity Fund                 Mid Cap Growth Fund                 Vanguard Lifestrategy Growth Fund
Global Strategy Fund               Mid Cap Value Fund                  Vanguard Lifestrategy Moderate Growth Fund
Government Securities Fund         Moderate Growth Lifestyle Fund      Vanguard Long-Term Investment-Grade Fund
Growth & Income Fund               Money Market II Fund                Vanguard Long-Term Treasury Fund
Health Sciences Fund               Small Cap Growth Fund               Vanguard Wellington Fund
Inflation Protected Fund           Small Cap Value Fund                Vanguard Windsor II Fund
International Equities Fund        Socially Responsible Fund
International Government Bond Fund Strategic Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund
Social Awareness Fund
Stock Index Fund
VALIC Ultra Fund
Value Fund














Table of Contents
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   5

Selected Purchase Unit Data.....................................   8

Highlights......................................................   8

General Information.............................................  11
   About the Contracts..........................................  11
   About VALIC..................................................  11
   American Home Assurance Company..............................  11
   About VALIC Separate Account A...............................  11
   Units of Interest............................................  12
   Distribution of the Contracts................................  12

Fixed and Variable Account Options..............................  12
   Fixed Account Options........................................  12
   Variable Account Options.....................................  13

Purchase Period.................................................  21
   Account Establishment........................................  21
   When Your Account Will Be Credited...........................  21
   Purchase Units...............................................  22
   Calculation of Value for Fixed Account Options...............  22
   Calculation of Value for Variable Account Options............  22
   Stopping Purchase Payments...................................  23
   IncomeLOCK...................................................  23

Transfers Between Investment Options............................  25
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  25
   Communicating Transfer or Reallocation Instructions..........  26
   Effective Date of Transfer...................................  26
   Transfers During the Payout Period...........................  26

Fees and Charges................................................  27
   Account Maintenance Charge...................................  27
   Surrender Charge.............................................  27
       Amount of Surrender Charge...............................  27
       10% Free Withdrawal......................................  27
       Exceptions to Surrender Charge...........................  27
   Premium Tax Charge...........................................  28
   Separate Account Charges.....................................  28
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charge..................  28
   Separate Account Expense Reimbursements or Credits...........  29
   Market Value Adjustment ("MVA")..............................  29
   IncomeLOCK...................................................  29
   Other Tax Charges............................................  29

Payout Period...................................................  30
   Fixed Payout.................................................  30
   Assumed Investment Rate......................................  30
   Variable Payout..............................................  30
   Combination Fixed and Variable Payout........................  30
   Partial Annuitization........................................  30
   Payout Date..................................................  30
   Payout Options...............................................  31
   Payout Information...........................................  31

                                                                 Page
                                                                 ----

           Surrender of Account Value...........................  32
              When Surrenders Are Allowed.......................  32
              Surrender Process.................................  32
              Amount That May Be Surrendered....................  32
              Surrender Restrictions............................  32
              Partial Surrenders................................  33
              Systematic Withdrawals............................  33
              Distributions Required by Federal Tax Law.........  33
              IncomeLOCK........................................  33

           Exchange Privilege...................................  35
              Restrictions on Exchange Privilege................  35
              Taxes and Conversion Costs........................  35
              Surrender Charges.................................  35
              Exchange Offers for Contracts Other Than
                Portfolio Director..............................  36
              Comparison of Contracts...........................  36
              Features of Portfolio Director....................  36

           Death Benefits.......................................  36
              The Process.......................................  36
              Beneficiary Information...........................  37
                  Spousal Beneficiaries.........................  37
                  Beneficiaries Other Than Spouses..............  37
              Special Information for Individual
                Nonqualified Contracts..........................  37
              During the Purchase Period........................  37
              Interest Guaranteed Death Benefit.................  37
              Standard Death Benefit............................  38
              During the Payout Period..........................  38
              IncomeLOCK........................................  39

           Other Contract Features..............................  39
              Changes That May Not Be Made......................  39
              Change of Beneficiary.............................  39
              Contingent Owner..................................  39
              Cancellation -- The 20 Day "Free Look"............  39
              We Reserve Certain Rights.........................  40
              Relationship to Employer's Plan...................  40

           Voting Rights........................................  40
              Who May Give Voting Instructions..................  40
              Determination of Fund Shares Attributable to
                Your Account....................................  40
                  During the Purchase Period....................  40
                  During the Payout Period or after a Death
                    Benefit Has Been Paid.......................  40
              How Fund Shares Are Voted.........................  40

           Federal Tax Matters..................................  41
              Types of Plans....................................  41
              Tax Consequences in General.......................  41
              Effect of Tax-Deferred Accumulations..............  42

           Legal Proceedings....................................  43

           Financial Statements.................................  44

           Table of Contents of Statement of
             Additional Information.............................  44

           Appendix to the Prospectus -- IncomeLOCK
             Withdrawal Examples................................  45

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      Anniversary Value -- the Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments.

      Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

      Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      Benefit -- an optional guaranteed minimum withdrawal feature that is offered in this prospectus as "IncomeLOCK."

      Benefit Anniversary -- a Benefit Anniversary is the first day of each Benefit Year.

      Benefit Base -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. If you elect the Benefit after the Contract is issued, the Benefit Base is equal to the Account Value on the Endorsement Date.

      Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time. On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      Eligible Purchase Payments -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is an Eligible Purchase Payment. If IncomeLOCK is selected after Contract issue, then the Account Value at the time of election constitutes the Eligible Purchase Payment amount.

      Endorsement Date -- the date that we issue the Benefit endorsement to your Contract.

      Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      Guided Portfolio Services/SM/ or GPS -- a financial advice service offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement is required for this service, if available under an employer's retirement plan.

      Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

      Ineligible Purchase Payments -- if IncomeLOCK is selected at Contract issue, Ineligible Purchase Payments are those made more than two years later. If IncomeLOCK is selected after Contract issue, then any Purchase Payments we receive after your Endorsement Date are considered Ineligible Purchase Payments.

      IncomeLOCK -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero.

      Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning the date the Benefit Endorsement is issued and ends on the 10th Benefit Anniversary.

      Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      Minimum Withdrawal Period -- the minimum period over which you may take withdrawals under this feature, if withdrawals are not taken under the lifetime withdrawal option.

      Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

--------------------------------------------------------------------------------


      Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

      Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      Purchase Unit -- a unit of interest owned by you in your Variable Account Option.

      Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      Variable Account Option -- investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                   5.00%
---------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                         $60
---------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) 0-3.5%
---------------------------------------------------------------------

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                                 $3.75
                                                                                                  per
Variable Account Option Maintenance Charge (1)                                                  quarter
--------------------------------------------------------------------------------------------------------
                                                                                                 Annual
                                                                                                Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (2)        Account
(as a percentage of assets invested):                                                           Fee (%)
--------------------------------------------------------------------------------------------------------
   VALIC Company I
--------------------------------------------------------------------------------------------------------
       Asset Allocation Fund                                                                      0.40
--------------------------------------------------------------------------------------------------------
       Blue Chip Growth Fund                                                                      0.40
--------------------------------------------------------------------------------------------------------
       Broad Cap Value Income Fund                                                                0.40
--------------------------------------------------------------------------------------------------------
       Capital Conservation Fund                                                                  0.40
--------------------------------------------------------------------------------------------------------
       Core Equity Fund                                                                           0.40
--------------------------------------------------------------------------------------------------------
       Core Value Fund                                                                            0.40
--------------------------------------------------------------------------------------------------------
       Foreign Value Fund                                                                         0.40
--------------------------------------------------------------------------------------------------------
       Global Equity Fund                                                                         0.40
--------------------------------------------------------------------------------------------------------
       Global Strategy Fund                                                                       0.40
--------------------------------------------------------------------------------------------------------
       Government Securities Fund                                                                 0.40
--------------------------------------------------------------------------------------------------------
       Growth & Income Fund                                                                       0.40
--------------------------------------------------------------------------------------------------------
       Health Sciences Fund                                                                       0.40
--------------------------------------------------------------------------------------------------------
       Inflation Protected Fund                                                                   0.40
--------------------------------------------------------------------------------------------------------
       International Equities Fund                                                                0.40
--------------------------------------------------------------------------------------------------------
       International Government Bond Fund                                                         0.40
--------------------------------------------------------------------------------------------------------
       International Growth I Fund                                                                0.40
--------------------------------------------------------------------------------------------------------
       Large Cap Core Fund                                                                        0.40
--------------------------------------------------------------------------------------------------------
       Large Capital Growth Fund                                                                  0.40
--------------------------------------------------------------------------------------------------------
       Mid Cap Index Fund                                                                         0.40
--------------------------------------------------------------------------------------------------------
       Mid Cap Strategic Growth Fund                                                              0.40
--------------------------------------------------------------------------------------------------------
       Money Market I Fund                                                                        0.40
--------------------------------------------------------------------------------------------------------
       Nasdaq-100(R) Index Fund                                                                   0.40
--------------------------------------------------------------------------------------------------------
       Science & Technology Fund                                                                  0.40
--------------------------------------------------------------------------------------------------------
       Small Cap Aggressive Growth Fund                                                           0.40
--------------------------------------------------------------------------------------------------------
       Small Cap Fund                                                                             0.40
--------------------------------------------------------------------------------------------------------
       Small Cap Index Fund                                                                       0.40
--------------------------------------------------------------------------------------------------------
       Small Cap Special Values Fund                                                              0.40
--------------------------------------------------------------------------------------------------------
       Small Cap Strategic Growth Fund                                                            0.40
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   VALIC Company I (continued)
----------------------------------------------------------------------------------
       Social Awareness Fund                                                  0.40
----------------------------------------------------------------------------------
       Stock Index Fund                                                       0.40
----------------------------------------------------------------------------------
       VALIC Ultra Fund                                                       0.40
----------------------------------------------------------------------------------
       Value Fund                                                             0.40
----------------------------------------------------------------------------------
   VALIC Company II
----------------------------------------------------------------------------------
       Aggressive Growth Lifestyle Fund                                       0.15
----------------------------------------------------------------------------------
       Capital Appreciation Fund                                              0.15
----------------------------------------------------------------------------------
       Conservative Growth Lifestyle Fund                                     0.15
----------------------------------------------------------------------------------
       Core Bond Fund                                                         0.15
----------------------------------------------------------------------------------
       High Yield Bond Fund                                                   0.15
----------------------------------------------------------------------------------
       International Small Cap Equity Fund                                    0.15
----------------------------------------------------------------------------------
       Large Cap Value Fund                                                   0.15
----------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                    0.15
----------------------------------------------------------------------------------
       Mid Cap Value Fund                                                     0.15
----------------------------------------------------------------------------------
       Moderate Growth Lifestyle Fund                                         0.15
----------------------------------------------------------------------------------
       Money Market II Fund                                                   0.15
----------------------------------------------------------------------------------
       Small Cap Growth Fund                                                  0.15
----------------------------------------------------------------------------------
       Small Cap Value Fund                                                   0.15
----------------------------------------------------------------------------------
       Socially Responsible Fund                                              0.15
----------------------------------------------------------------------------------
       Strategic Bond Fund                                                    0.15
----------------------------------------------------------------------------------
   Public Funds
----------------------------------------------------------------------------------
       AIG SunAmerica 2010 High Watermark Fund, Class I                       0.65
----------------------------------------------------------------------------------
       AIG SunAmerica 2015 High Watermark Fund, Class I                       0.65
----------------------------------------------------------------------------------
       AIG SunAmerica 2020 High Watermark Fund, Class I                       0.65
----------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                0.40
----------------------------------------------------------------------------------
       Ariel Fund                                                             0.40
----------------------------------------------------------------------------------
       Lou Holland Growth Fund                                                0.40
----------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares        0.65
----------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                     0.65
----------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares            0.65
----------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares              0.40
----------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                      0.40
----------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                              0.65
----------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                              0.65
----------------------------------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

--------------------------------------------------------------------------------


 Optional IncomeLOCK Fee


You may elect this optional living benefit feature as described below. The fee is calculated as a percentage of the Benefit Base. (1)



                     Fee Period Annualized Fee Percentage
                     ---------- -------------------------
                     All years  0.65% (deducted quarterly)



(1) IncomeLOCK is an optional guaranteed minimum withdrawal benefit. If you elect this Benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. Otherwise, the Benefit Base is equal to the Account Value on the Endorsement Date. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the Benefit.


 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.

Total Annual Mutual Fund Operating Expenses                                              Minimum Maximum
--------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.25%  3.41%*
--------------------------------------------------------------------------------------------------------

--------
* This maximum expense amount of 3.41% shown above reflects the expenses of a new mutual fund, which are generally higher than those of established or mature funds. The actual expense incurred by fund shareholders has been reduced due to a contractual agreement with the Fund's Board of Directors that continues through September 30, 2007. The maximum Total Annual Mutual Fund Operating Expense (net of waivers or reimbursements) is 1.35%.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.

The first set of examples assumes the maximum fees and expenses, including the maximum separate account charge of 0.65%, investment in a Variable Account Option with the highest total expenses (3.41%), and election of the optional IncomeLOCK feature at 0.65%.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $926. $1,880  $2,840   $4,800

(2) If you annuitize your Contract (the IncomeLOCK feature terminates at annuitization):

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $474. $1,427  $2,384   $4,800

(3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $474. $1,427  $2,384   $4,800

The second set of examples assumes the minimum fees and expenses, including the minimum separate account charge of 0.15%, investment in a Variable Account Option with the lowest total expenses (0.25%), and that the optional IncomeLOCK feature is not elected.

--------------------------------------------------------------------------------


(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $514   $637    $740     $542

(2) If you annuitize your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $44    $137    $240     $542

(3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $44    $137    $240     $542

Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data
--------------------------------------------------------------------------------

There were no historical Purchase Unit Values as of the date of this Prospectus since the series 1.60 through 12.60 contracts were not available as of December 31, 2006.


Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Internal Revenue Code of 1986, as amended ("Code") limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

IncomeLOCK: IncomeLOCK is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero (the "Benefit"). Thus, IncomeLOCK may offer protection of a sure stream of income in the event of a significant market downturn or if your Account Value declines due to unfavorable investment performance.

The feature design provides for an automatic lock-in of the Contract's highest anniversary value (the maximum anniversary value or "MAV") during the first ten years from the endorsement effective date (the "Evaluation Period"). This feature guarantees lifetime withdrawals of an income stream in the manner described below, without annuitizing the Contract. If you decide not to take withdrawals under this feature, or you surrender your Contract, you will not receive the benefits of IncomeLOCK. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on IncomeLOCK.

IncomeLOCK is not available if you have an outstanding loan under the Contract. If you elect to take a loan after the

--------------------------------------------------------------------------------

Endorsement Date and while IncomeLock is still in effect, we will automatically terminate the Benefit.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Participant Year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of this feature. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK may be elected any time, provided you are age 75 or younger on the date of election. Please note that this feature and/or its components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions. IncomeLOCK might not be appropriate for use with contributory qualified plans (401(k), 403(b), 457) or IRAs (traditional or Roth IRAs and SEPs) if you plan to make ongoing contributions. This is because the Benefit applies only to purchase payments made within the first two contract years if the Benefit is selected at Contract issue, or to the Account Value on the Endorsement Date if the Benefit is selected after Contract issue. We reserve the right to modify, suspend or terminate IncomeLOCK in its entirety or any component at any time for Contracts that have not yet been issued.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

--------------------------------------------------------------------------------


Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling AIG VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, American General Corporation ("AGC"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued on or before December 31, 2006.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered

--------------------------------------------------------------------------------

with the SEC as a unit investment trust under The Investment Company Act of 1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and AGC have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the National Association of Securities Dealers, Inc., unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each first-year Purchase Payment. Agents will receive commissions of approximately 1.2% for level Purchase Payments in subsequent years and up to 7% on increases in the amount of Purchase Payments in the year of the increase. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Fixed and Variable Account Options
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options. These options provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

--------------------------------------------------------------------------------

         Fixed Account Options          Investment Objective
         ---------------------          --------------------
         Fixed Account Plus    Invests in the general account assets
                               of the Company. This account provides
                               fixed-return investment growth for the
                               long-term. It is credited with interest
                               at rates set by VALIC. The account is
                               guaranteed to earn at least a minimum
                               rate of interest as shown in your
                               Contract. Your money may be credited
                               with a different rate of interest
                               depending on the time period in which
                               it is accumulated. Purchase Payments
                               allocated to a fixed account option
                               will receive a current rate of
                               interest. There are limitations on
                               transfers out of this option. If you
                               transfer assets from Fixed Account Plus
                               to another investment option, any
                               assets transferred back into Fixed
                               Account Plus within 90 days will
                               receive a different rate of interest,
                               than that paid for new Purchase
                               Payments.

         Short-Term Fixed      Invests in the general account assets
           Account             of the Company. This account provides
                               fixed-return investment growth for the
                               short-term. It is credited with
                               interest at rates set by VALIC, which
                               may be lower than the rates credited to
                               Fixed Account Plus, above. The account
                               is guaranteed to earn at least a
                               minimum rate of interest as shown in
                               your Contract. Your money may be
                               credited with a different rate of
                               interest depending on the time period
                               in which it is accumulated.

         Multi-Year Enhanced   Invests in the general account assets
           Option ("Multi-Year of the Company. This account is a
           Option")            long-term investment option, providing
                               a guaranteed interest rate for a
                               guaranteed period (three, five, seven,
                               or ten years) ("MVA Term"). Please see
                               your Contract for minimum investment
                               amounts and other requirements and
                               restrictions. This option may not be
                               available in all employee plans or
                               states. All MVA Terms may not be
                               available. Please see your financial
                               advisor for information on the MVA
                               Terms that are currently offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options

The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Internal Revenue Code requirements concerning investor control. Therefore, the Nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans may invest only in VALIC Company I and II.

The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We also show the investment adviser for each Fund, and investment sub-adviser, if applicable. Please see the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment strategy and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from AIG VALIC at 1-800-448-2542 (press 1, then 3) or online at www.aigvalic.com.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts

--------------------------------------------------------------------------------

and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing more than 20% of an investor's total retirement savings in any one company or industry may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides many plan sponsors and participants with helpful information about the importance of diversification at: www.dol.gov/ebsa/investing.html.

AIG SunAmerica Asset Management Corp. and AIG Global Investment Corp. are each affiliated with the adviser, VALIC, due to common ownership. Please note that the Ariel Fund and Ariel Appreciation Fund are not available in any 457 plans, except by special arrangement.

    Variable Account Options                             Investment Objective
    ------------------------                             --------------------
AIG SunAmerica                   Each High Watermark Fund seeks to generate capital appreciation
2010 High Watermark Fund         to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected
AIG SunAmerica                   Maturity Date at least equal to the Protected High Watermark
2015 High Watermark Fund         Value. Each High Watermark Fund seeks high total return as a secondary objective.
AIG SunAmerica
2020 High Watermark Fund         If you hold your Variable Investment Option Units until the
                                 Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                                 Watermark Fund reaching this value, and any extraordinary
                                 expenses, and increased by appreciation in share value
                                 subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                                 The Protected Maturity Date for each High Watermark Fund is:
                                 2010 High Watermark Fund            August 31, 2010
                                 2015 High Watermark Fund            August 31, 2015
                                 2020 High Watermark Fund            August 31, 2020

                                 If you may need access to your money at any point prior to the
                                 Protected Maturity Date, you should consider the appropriateness of investing in the High Watermark Funds. Investors who redeem before the Protected Maturity Date will receive the current
                                 Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the
                                 initial investment.

                                 An investment in the High Watermark Funds may not be appropriate for persons enrolled in Guided Portfolio Services/SM/, an investment advisory product offered by VALIC Financial Advisors, Inc.

Ariel Appreciation Fund -- a     Seeks long-term capital appreciation by investing primarily in the series of Ariel Investment Trust stocks of medium-sized companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

Ariel Fund -- a series of Ariel  Seeks long-term capital appreciation by investing primarily in
Investment Trust                 the stocks of small companies with a market capitalization generally between $1 billion and $5 billion at the time of initial purchase.

                        Investment Objective                             Adviser and Sub-Adviser
                        --------------------                             -----------------------
Each High Watermark Fund seeks to generate capital appreciation       Adviser: Trajectory Asset
to the extent consistent with preservation of capital investment      Management LLC
gains in order to have a net asset value ("NAV") on its Protected
Maturity Date at least equal to the Protected High Watermark          (AIG SunAmerica Asset
Value. Each High Watermark Fund seeks high total return as a          Management Corp. is the daily
secondary objective.                                                  business manager.)

If you hold your Variable Investment Option Units until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
Watermark Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

The Protected Maturity Date for each High Watermark Fund is:
2010 High Watermark Fund            August 31, 2010
2015 High Watermark Fund            August 31, 2015
2020 High Watermark Fund            August 31, 2020

If you may need access to your money at any point prior to the Protected Maturity Date, you should consider the appropriateness of investing in the High Watermark Funds. Investors who redeem before the Protected Maturity Date will receive the current
Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

An investment in the High Watermark Funds may not be appropriate for persons enrolled in Guided Portfolio Services/SM/, an investment advisory product offered by VALIC Financial Advisors, Inc.

Seeks long-term capital appreciation by investing primarily in the    Adviser: Ariel Capital
stocks of medium-sized companies with market capitalizations          Management, LLC
between $2.5 billion and $15 billion at the time of initial purchase.

Seeks long-term capital appreciation by investing primarily in        Adviser: Ariel Capital
the stocks of small companies with a market capitalization            Management, LLC
generally between $1 billion and $5 billion at the time of
initial purchase.

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
Variable Account Options                         Investment Objective                           Adviser and Sub-Adviser
------------------------                         --------------------                           -----------------------
Lou Holland Growth Fund  The fund primarily seeks long-term growth of capital. The receipt    Adviser: Holland Capital
                         of dividend income is a secondary consideration. The fund will       Management, L.P.
                         invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Vanguard LifeStrategy    Seeks to provide current income and low to moderate capital          The fund does not employ an
Conservative Growth Fund appreciation. This is a fund of funds, investing in other Vanguard   investment adviser. Instead,
                         mutual funds according to a fixed formula that typically results     the fund's Board of Trustees
                         in an allocation of about 40% of assets to bonds, 20% to short-      decides how to allocate the
                         term fixed income investments, and 40% to common stocks.             fund's assets among the
                         The fund's indirect bond holdings are a diversified mix of short-,   underlying funds.
                         intermediate- and long-term U.S. government, agency, and
                         investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The fund's indirect stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

Vanguard LifeStrategy    Seeks to provide capital appreciation and some current income.       The fund does not employ an
Growth Fund              This is a fund of funds, investing in other Vanguard mutual funds    investment adviser. Instead,
                         according to a fixed formula that typically results in an allocation the fund's Board of Trustees
                         of about 80% of assets to common stocks and 20% to bonds.            decides how to allocate the
                         The fund's indirect stock holdings consist substantially of large-   fund's assets among the
                         cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.      underlying funds.
                         stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                         government, agency, and investment-grade corporate bonds,
                         as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy    Seeks to provide capital appreciation and a low to moderate          The fund does not employ an
Moderate Growth Fund     level of current income. This is a fund of funds, investing in       investment adviser. Instead,
                         other Vanguard mutual funds according to a fixed formula that        the fund's Board of Trustees
                         typically results in an allocation of about 60% of assets to         decides how to allocate the
                         common stocks and 40% to bonds. The fund's indirect stock            fund's assets among the
                         holdings consist substantially of large-cap U.S. stocks and, to a    underlying funds.
                         lesser extent, mid- and small-cap U.S. stocks and foreign stocks.
                         The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, agency, and
                         investment-grade corporate bonds, as well as mortgage-
                         backed securities.

Vanguard Long-Term       Seeks to provide a high and sustainable level of current income      Adviser: Wellington
Investment-Grade Fund    by investing in a variety of high quality and, to a lesser extent,   Management Company, LLP
                         medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.


Vanguard Long-Term       Seeks to provide a high and sustainable level of current income      Adviser: The Vanguard Group
Treasury Fund            by investing primarily in U.S. Treasury securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years.

Vanguard Wellington Fund Seeks to provide long-term capital appreciation and reasonable       Adviser: Wellington
                         current income by investing in dividend-paying, and, to a lesser     Management Company, LLP
                         extent, non-dividend-paying common stocks of established
                         medium- and large-sized companies. In choosing these
                         companies, the Adviser seeks those that appear to be
                         undervalued but which have prospects to improve. The fund
                         also invests in investment grade corporate bonds, with some exposure to U.S. Treasury, government agency and
                         mortgage-backed securities.

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
 Variable Account Options                          Investment Objective                           Adviser and Sub-Adviser
 ------------------------                          --------------------                           -----------------------
Vanguard Windsor II Fund    Seeks to provide long-term capital appreciation and income. The    Advisers: Armstrong, Shaw
                            fund invests mainly in large- and mid-sized companies whose stocks Associates, Inc.; Barrow,
                            are considered by the fund's advisers to be undervalued.           Hanley, Mewhinney &
                                                                                               Strauss, Inc.; Equinox Capital
                                                                                               Management, LLC; Hotchkis
                                                                                               and Wiley Capital
                                                                                               Management, LLC; Tukman
                                                                                               Capital Management, Inc.; and
                                                                                               The Vanguard Group

VALIC Company I

Asset Allocation Fund       Seeks maximum aggregate rate of return over the long term          Adviser: VALIC
                            through controlled investment risk by adjusting its investment     Sub-Adviser: AIG Global
                            mix among stocks, long-term debt securities and short-term         Investment Corp.
                            money market securities.

Blue Chip Growth Fund       Seeks long-term capital growth by investing in the common          Adviser: VALIC
                            stocks of large and medium-sized blue chip growth companies.       Sub-Adviser: T. Rowe Price
                            Income is a secondary objective.                                   Associates, Inc.

Broad Cap Value Income Fund The fund seeks total return through capital appreciation with      Adviser: VALIC
                            income as a secondary objective. The fund invests primarily in     Sub-Adviser: Barrow, Hanley,
                            equity securities of U.S. large- and medium-capitalization         Mewhinney & Straus, Inc.
                            companies that are undervalued.

Capital Conservation Fund   Seeks the highest possible total return consistent with the        Adviser: VALIC
                            preservation of capital through current income and capital gains   Sub-Adviser: AIG Global
                            on investments in intermediate- and long-term debt instruments     Investment Corp.
                            and other income producing securities.

Core Equity Fund            Seeks to provide long-term growth of capital through investment    Adviser: VALIC
                            primarily in the equity securities of large-cap quality companies  Sub-Adviser: BlackRock
                            with long-term growth potential.                                   Financial Management, LLC

Core Value Fund             Seeks capital growth by investing in common stocks, though the     Adviser: VALIC
                            fund may invest in securities other than stocks. Current income    Sub-Adviser: American
                            is a secondary objective. Two investment strategies will be        Century Investment
                            utilized. Half of the assets will be managed by employing a        Management, Inc. and
                            quantitative income and growth investment strategy, while the      American Century Global
                            remainder of the assets will be managed using a portfolio          Investment Management, Inc.
                            optimization technique. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the fund that will be greater than that of the
                            S&P 500(R) Index.

Foreign Value Fund          Seeks long-term growth of capital by investing in equity           Adviser: VALIC
                            securities of companies located outside the U.S., including        Sub-Adviser: Templeton
                            emerging markets.                                                  Global Advisors Limited

Global Equity Fund          Seeks capital appreciation by investing primarily in mid-cap and   Adviser: VALIC
                            large-cap companies with market capitalizations in excess of       Sub-Adviser: Putnam
                            $1 billion, although it can invest in companies of any size.       Investment Management, LLC

Global Strategy Fund        Seeks high total return by investing in equity securities of       Adviser: VALIC
                            companies in any country, fixed income (debt) securities of        Sub-Adviser: Franklin
                            companies and governments of any country, and in money             Advisors, Inc. and Templeton
                            marker instruments.                                                Investment Counsel, LLC

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
 Variable Account Options                          Investment Objective                          Adviser and Sub-Adviser
 ------------------------                          --------------------                          -----------------------
Government Securities Fund  Seeks high current income and protection of capital through        Adviser: VALIC
                            investments in intermediate- and long-term U.S. government and     Sub-Adviser: AIG Global
                            government-sponsored debt securities.                              Investment Corp.

Growth & Income Fund        Seeks to provide long-term growth of capital and secondarily,      Adviser: VALIC
                            current income, through investment in common stocks and            Sub-Adviser: AIG SunAmerica
                            equity-related securities.                                         Asset Management Corp.

Health Sciences Fund        Seeks long-term capital growth through investments primarily in    Adviser: VALIC
                            the common stocks of companies engaged in the research,            Sub-Adviser: T. Rowe Price
                            development, production, or distribution of products or services   Associates, Inc.
                            related to health care, medicine, or the life sciences.

Inflation Protected Fund    Seeks maximum real return, consistent with appreciation of         Adviser: VALIC
                            capital and prudent investment engagement. The fund invests in     Sub-Adviser: AIG Global
                            inflation-indexed bonds of varying maturities issued by U.S. and   Investment Corp.
                            non-U.S. governments and corporations.

International Equities Fund Seeks to provide long-term growth of capital through               Adviser: VALIC
                            investments primarily in a diversified portfolio of equity and     Sub-Adviser: AIG Global
                            equity-related securities of foreign issuers that, as a group, the Investment Corp.
                            Sub-Adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital
                            International, Europe, Australasia and the Far East Index.

International Government    Seeks high current income through investments primarily in         Adviser: VALIC
Bond Fund                   investment grade debt securities issued or guaranteed by foreign   Sub-Adviser: AIG Global
                            governments. This fund is classified as "non-diversified" because  Investment Corp.
                            it expects to concentrate in certain foreign government
                            securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund Seeks capital growth through investments primarily in equity       Adviser: VALIC
                            securities of issuers in developed foreign countries. The Sub-     Sub-Adviser: American
                            Adviser uses a growth strategy it developed to invest in stocks it Century Global Investment
                            believes will increase in value over time.                         Management, Inc., AIM
                                                                                               Capital Management, Inc. and
                                                                                               Massachusetts Financial
                                                                                               Services Company

Large Cap Core Fund         Seeks capital growth with the potential for current income by      Adviser: VALIC
                            investing in the common stocks of large-sized U.S. companies       Sub-Adviser: Evergreen
                            (i.e., companies whose market capitalization falls within the      Investment
                            range tracked in the Russell 1000(R)).                             Management Company

Large Capital Growth Fund   Seeks to provide long-term growth of capital by investing in       Adviser: VALIC
                            securities of large-cap companies.                                 Sub-Adviser: AIM Capital
                                                                                               Management, Inc. and AIG
                                                                                               SunAmerica Asset
                                                                                               Management Corp.

Mid Cap Index Fund          Seeks to provide growth of capital through investments primarily   Adviser: VALIC
                            in a diversified portfolio of common stocks that, as a group, are  Sub-Adviser: AIG Global
                            expected to provide investment results closely corresponding to    Investment Corp.
                            the performance of the S&P MidCap 400(R) Index.

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
  Variable Account Options                           Investment Objective                            Adviser and Sub-Adviser
  ------------------------                           --------------------                            -----------------------
Mid Cap Strategic Growth Fund Seeks long-term capital growth by investing primarily in growth-    Adviser: VALIC
(Formerly Mid Capital         oriented equity securities of U.S. mid-cap companies and, to a      Sub-Adviser: Morgan Stanley
Growth Fund)                  limited extent, foreign companies.                                  Investment Management, Inc.
                                                                                                  d/b/a Van Kampen and Brazos
                                                                                                  Capital Management, LP

Money Market I Fund           Seeks liquidity, protection of capital and current income through   Adviser: VALIC
                              investments in short-term money market instruments.                 Sub-Adviser: AIG SunAmerica
                                                                                                  Asset Management Corp.

Nasdaq-100(R) Index Fund      Seeks long-term capital growth through investments in the           Adviser: VALIC
                              stocks that are included in the Nasdaq-100 Index(R). The fund is a  Sub-Adviser: AIG Global
                              non-diversified fund, meaning that it can invest more than 5% of    Investment Corp.
                              its assets in the stock of one company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund     Seeks long-term capital appreciation through investments            Adviser: VALIC
                              primarily in the common stocks of companies that are expected       Sub-Adviser: T. Rowe Price
                              to benefit from the development, advancement, and use of            Associates, Inc., RCM Capital
                              science and technology. Several industries are likely to be         Management LLC and
                              included, such as electronics, communications, e-commerce,          Wellington Management
                              information services, media, life sciences and health care,         Company, LLP
                              environmental services, chemicals and synthetic materials, defense and aerospace, nanotechnology, energy equipment and services and electronic manufacturing.

Small Cap Aggressive          Seeks capital growth by investing in equity securities of small     Adviser: VALIC
Growth Fund                   U.S. companies (i.e., companies whose market capitalization falls   Sub-Adviser: Wells Capital
                              within the Russell 2000(R) Index). The fund may engage in           Management Incorporated
                              frequent trading to achieve its investment goal.

Small Cap Fund                Seeks to provide long-term capital growth by investing primarily in Adviser: VALIC
                              the stocks of small companies, with market capitalizations at the   Sub-Adviser: American
                              time of purchase which fall 1) below range of companies in either   Century Investment
                              the current Russell 2000(R) or S&P SmallCap 600(R) Index, or 2)     Management, Inc., Franklin
                              below the three-year average maximum market cap of companies        Portfolio Associates, Inc.,
                              in the index as of December 31 of the three preceding years.        T. Rowe Price Associates, Inc.
                                                                                                  and Bridgeway Capital
                                                                                                  Management, Inc.

Small Cap Index Fund          Seeks to provide growth of capital through investment primarily     Adviser: VALIC
                              in a diversified portfolio of common stocks that, as a group, the   Sub-Adviser: AIG Global
                              Sub-Adviser believes may provide investment results closely         Investment Corp.
                              corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund Seeks to produce growth of capital by investing primarily in        Adviser: VALIC
                              common stocks of small U.S. companies.                              Sub-Adviser: Evergreen
                                                                                                  Investment Management
                                                                                                  Company and Putnam
                                                                                                  Investment Management, LLC

Small Cap Strategic           Seeks capital growth by investing primarily in common stocks        Adviser: VALIC
Growth Fund                   whose market capitalizations fall within the range tracked by the   Sub-Adviser: Evergreen
                              Russell 2000(R) Index, at the time of purchase.                     Investment
                                                                                                  Management Company

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
Variable Account Options                          Investment Objective                         Adviser and Sub-Adviser
------------------------                          --------------------                         -----------------------
Social Awareness Fund     Seeks to obtain growth of capital through investment, primarily      Adviser: VALIC
                          in common stocks, in companies which meet the social criteria        Sub-Adviser: AIG Global
                          established for the fund. The fund does not invest in companies      Investment Corp.
                          that are significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems;
                          the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                          production of products that significantly pollute the environment;
                          labor relations/labor disputes; or significant workplace violations.

Stock Index Fund          Seeks long-term capital growth through investment in common          Adviser: VALIC
                          stocks that, as a group, are expected to provide investment          Sub-Adviser: AIG Global
                          results closely corresponding to the performance of the              Investment Corp.
                          S&P 500(R) Index.

VALIC Ultra Fund          Seeks long-term capital growth by investing in larger-sized          Adviser: VALIC
                          companies it believes will increase in value over time.              Sub-Adviser: American
                                                                                               Century Investment
                                                                                               Management, Inc.

Value Fund                Seeks capital growth and current income through investments          Adviser: VALIC
                          primarily in common stocks of large U.S. companies, focusing         Sub-Adviser:
                          on value stocks that the Sub-Adviser believes are currently          OppenheimerFunds, Inc.
                          undervalued by the market.

VALIC Company II

Aggressive Growth         Seeks growth through investments in a combination of the             Adviser: VALIC
Lifestyle Fund            different funds offered in VALIC Company I and VALIC Company         Sub-Adviser: AIG Global
                          II. This fund of funds is suitable for investors seeking the         Investment Corp.
                          potential for capital growth that a fund investing predominately in equity securities may offer.

Capital Appreciation Fund Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
                          broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Bridgeway
                          of U.S. companies.                                                   Capital Management, Inc.

Conservative Growth       Seeks current income and low to moderate growth of capital           Adviser: VALIC
Lifestyle Fund            through investments in a combination of the different funds          Sub-Adviser: AIG Global
                          offered in VALIC Company I and VALIC Company II. This fund of        Investment Corp.
                          funds is suitable for investors who invest in equity securities, but who are not willing to assume the market risks of either the
                          Aggressive Growth Lifestyle Fund or the Moderate Growth
                          Lifestyle Fund.

Core Bond Fund            Seeks the highest possible total return consistent with the          Adviser: VALIC
                          conservation of capital through investments in medium- to high-      Sub-Adviser: AIG Global
                          quality fixed income securities. These securities include            Investment Corp.
                          corporate debt securities of foreign or domestic companies, securities issued or guaranteed by the U.S. government,
                          mortgage-backed, or asset-backed securities.



High Yield Bond Fund      Seeks the highest possible total return and income consistent        Adviser: VALIC
                          with conservation of capital through investment in a diversified     Sub-Adviser: AIG Global
                          portfolio of high yielding, high risk fixed income securities. These Investment Corp.
                          securities include below-investment-grade junk bonds.

International Small Cap   Seeks to provide long-term capital appreciation through equity       Adviser: VALIC
Equity Fund               and equity-related securities of small cap companies throughout      Sub-Adviser: AIG Global
                          the world, excluding the U.S.                                        Investment Corp.

--------------------------------------------------------------------------------

   Variable Account Options                            Investment Objective                            Adviser and Sub-Adviser
   ------------------------                            --------------------                            -----------------------

Large Cap Value Fund           Seeks to provide total returns that exceed over time the Russell      Adviser: VALIC
                               1000(R) Value Index through investment in equity securities. The      Sub-Adviser: SSgA Funds
                               Russell 1000(R) Value Index is a sub-index of the Russell 3000(R)     Management, Inc.
                               Index, which follows the 3,000 largest U.S. companies, based on total market capitalization.

Mid Cap Growth Fund            Seeks long-term capital appreciation principally through              Adviser: VALIC
                               investments in medium-capitalization equity securities, such as       Sub-Adviser: AIM Capital
                               common and preferred stocks and securities convertible into           Management, Inc.
                               common stocks. The Sub-Adviser defines mid-sized companies as companies that are included in the Russell Mid-Cap(R) Index.

Mid Cap Value Fund             Seeks capital growth, through investment in equity securities of      Adviser: VALIC
                               medium capitalization companies using a value-oriented                Sub-Adviser: FAF Advisors,
                               investment approach. Mid-capitalization companies include             Inc. and Wellington
                               companies with a market capitalization equaling or exceeding          Management Company, LLP
                               $500 million, but not exceeding the largest market capitalization of the Russell Mid-Cap(R) Index range.

Moderate Growth Lifestyle Fund Seeks growth and current income through investments in a              Adviser: VALIC
                               combination of the different funds offered in VALIC Company I and     Sub-Adviser: AIG Global
                               VALIC Company II. This fund of funds is suitable for investors who    Investment Corp.
                               invest in equity securities, but who are not willing to assume the market risks of the Aggressive Growth Lifestyle Fund.

Money Market II Fund           Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: AIG SunAmerica
                                                                                                     Asset Management Corp.

Small Cap Growth Fund          Seeks to provide long-term capital growth through investments         Adviser: VALIC
                               primarily in the equity securities of small companies with market     Sub-Adviser: Franklin
                               caps at the time of purchase, equal to or less than the highest       Advisers, Inc.
                               market cap value in the Russell 2000(R) Growth Index.

Small Cap Value Fund           Seeks to provide maximum long-term return, consistent with            Adviser: VALIC
                               reasonable risk to principal, by investing primarily in securities of Sub-Adviser: JPMorgan
                               small-capitalization companies in terms of revenue and/or market      Investment Advisors, Inc.
                               capitalization. Small-cap companies are companies whose
                               market capitalization is equal to or less than the largest company in the Russell 2000(R) Index.

Socially Responsible Fund      Seeks to obtain growth of capital through investment, primarily       Adviser: VALIC
                               in equity securities, of companies which meet the social criteria     Sub-Adviser: AIG Global
                               established for the fund. The fund does not invest in companies       Investment Corp.
                               that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; business practices or the
                               production of products that significantly pollute the environment;
                               labor relations/labor disputes; or significant workplace violations.

Strategic Bond Fund            Seeks the highest possible total return and income consistent         Adviser: VALIC
                               with conservation of capital through investment in a diversified      Sub-Adviser: AIG Global
                               portfolio of income producing securities. The fund invests in a       Investment Corp.
                               broad range of fixed-income securities, including investment-
                               grade bonds, U.S. government and agency obligations,
                               mortgage-backed securities, and U.S., Canadian, and foreign high risk, high yield bonds.

A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.aigvalic.com.

Purchase Period
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                       Initial Subsequent
                      Contract Type    Payment  Payment
                      -------------    ------- ----------
                      Periodic Payment $   30     $ 30
                      Single Payment.. $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, within 2 Business Days we will:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment option chosen by your employer. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement with your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment option chosen by your employer. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match,

--------------------------------------------------------------------------------

transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by us or directly by our bank by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following the close of regular trading of the NYSE, normally 4:00 p.m. Eastern time. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (equals)
              All Purchase Payments made to the Fixed Account Options
          +   (plus)
              Amounts transferred from Variable Account Options to the Fixed Account Options
          +   (plus)
              All interest earned
          -   (minus)
              Amounts transferred or withdrawn from Fixed Account
              Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

--------------------------------------------------------------------------------


Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

IncomeLOCK

IncomeLOCK is a living benefit option available with VALIC's Portfolio Director Fixed and Variable Annuity Contracts. It is a guaranteed minimum withdrawal benefit that protects against market downturns and allows you to receive an income based on your Contract's highest anniversary value during the benefit's first 10 years, as more fully described below.

IncomeLOCK automatically locks-in the highest Anniversary Value (the MAV) during the first 10 years after it is elected (each, a "Benefit Year") and guarantees annual withdrawals based on the MAV over the period that the Benefit is in effect. You may be able to extend the MAV Evaluation Period for an additional ten years as discussed below (an "Extension"). Additionally, you may take withdrawals over the lifetime of the owner as more fully described below.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the Benefit and a description of the effect of RMDs on the Benefit. The table below is a summary of the IncomeLOCK feature and applicable components of the Benefit.

                                    Maximum                 Maximum
                                     Annual     Initial      Annual
                                   Withdrawal   Minimum    Withdrawal
                                   Percentage  Withdrawal  Percentage
                                     Prior    Period Prior     if
                                     to any      to Any    Extension
          Time of First Withdrawal Extension   Extension   is Elected
          ------------------------ ---------- ------------ ----------
          Before 5th Benefit Year
            anniversary...........      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary......     10        10 Years      10
          On or after the Contract            Life of the
            owner's 65th                         Contract
            birthday..............      5           owner*      5

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the

--------------------------------------------------------------------------------

current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

Transfers Between Investment Options
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted on www.aigvalic.com. Your employer's plan may also limit your rights to transfer.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 15 transfers per calendar year between Account Options. These transfers may be submitted via the internet or by telephone. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. Transfers resulting from your participation in the Guided Portfolio Services/SM/ Portfolio Manager Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

The Contracts and Account Options are not designed to accommodate short-term trading or "market timing" organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover, as well as raising recordkeeping and transaction costs. Further, excessive trading harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we will require that transfers be submitted in writing by regular U.S. mail, to protect the other investors.

Regardless of the number of transfers you have made, we will monitor and may restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. We will notify you in writing if you are restricted to mailing transfer requests to us via the U.S. mail service. Some of the factors we will consider when reviewing transfer activities include:

  .   the dollar amount of the transfer;

  .   the total assets of the Variable Account Option involved in the transfer;

  .   the number of transfers completed in the current calendar quarter; or

  . whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

We intend to enforce these frequent trading policies uniformly for all Contract Owners and Participants. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

--------------------------------------------------------------------------------


The Fixed Account Options are subject to additional restrictions:

Fixed Account Option           Value        Frequency                      Other Restrictions
--------------------           -----        ---------                      ------------------

Fixed Account Plus:       Up to 20% per    At any time If you transfer assets from Fixed Account Plus to another
                          Participant Year             investment option, any assets transferred back into Fixed
                                                       Account Plus within 90 days may receive a different rate of interest than your new Purchase Payments.(1)

                          100%             At any time If Account Value is less than or equal to $500.

Short-Term Fixed Account: Up to 100%       At any time After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for
                                                       90 days.(2)

Multi-Year Option(3):     Up to 100%       At any time Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA
                                                       Band will require a minimum transfer amount, as described
                                                       in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (AIG VALIC Online), using the self-service automated phone system (AIG VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using AIG VALIC Online or AIG VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated. Normally, this will be 4:00 p.m. Eastern time; otherwise,

  .   The next date values are calculated.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                       % of Account Value                    Frequency
-------------                                       ------------------                    ---------
Variable Payout:                                        Up to 100%                   Once every 365 days
Combination Fixed and Variable Payout: Up to 100% of money in variable option payout Once every 365 days
Fixed Payout:                                          Not permitted                         N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.aigvalic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

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  .   If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another AIG VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges

The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.15% to 0.65% during the Purchase Period and 0.75% to 1.25% during the Payout Period of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce or waive the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

28

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In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.375% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. We use these fees received to directly reduce the Separate Account Charges; thus, the net separate account charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

IncomeLOCK

The annualized fee for IncomeLOCK is calculated as 0.65% of the Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the Benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

Other Tax Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

                                                                             29

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Payout Period
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

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The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

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Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

Surrender of Account Value
--------------------------------------------------------------------------------


When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                    Allowed  = (equals) Your Account Value(1)
                   Surrender                  - (minus)
                     Value                 Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

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Under the Louisiana Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

            The amount surrendered    /       Your Purchase Units
               from the Variable   (divided next computed after the
                 Account Option      by)      written request for
                   + (plus)                 surrender is received at
             Any surrender charge               our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

IncomeLOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

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The amount of any withdrawal which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No Withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of your RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered excess withdrawals. We define excess withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the excess withdrawal; or (b) the relative size of the excess withdrawal in relation to the Account Value on the next Benefit Anniversary after the excess withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in an appendix to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the excess withdrawal minus the amount of the excess withdrawal, or;

      (b) is the Benefit Base immediately prior to the excess withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the excess withdrawal is reduced by the amount of the excess withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no excess withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are excess withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no excess withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are excess withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an excess withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the Benefit; or,

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(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Exchange Privilege
--------------------------------------------------------------------------------


We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director. If you elect to exercise one of these exchange offers, you should contact your financial advisor. An exchange may require the issuance of a Contract or may be subject to any other requirements that the Company may impose.

Restrictions on Exchange Privilege

We will impose certain general restrictions and rules on the exchange privileges.

  .   Partial exchanges are not permitted.

  . Exchanges from Portfolio Director to other contract forms are not permitted, except at the discretion of the Company.

  . This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the other contracts listed below, you must exchange directly into the Fixed Account Options of Portfolio Director. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

Taxes and Conversion Costs

We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director.

Surrender Charges

We will generally not impose existing surrender charges as a result of your electing to exchange from one of the other contracts.

For purposes of determining surrender charges, We often consider time in the contract. For SPQ-181 and SPQ-181-1 Contracts, the contract date for determining surrender charges under Portfolio Director will be the SPQ-181 and SPQ-181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director, the contract date for surrender charges purposes becomes January 1, 1994.

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For any other contract, the contract date for determining surrender charges under Portfolio Director will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director.)

If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider Purchase Payments in the other contract to have been transferred to Portfolio Director for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

Exchange Offers for Contracts Other Than Portfolio Director

The following other contracts may be exchanged.

  .   V-Plan Contracts (IFA-582 and GFA-582 Contracts)

  .   Compounder Contracts (C-1-75 and IFA-78 Contracts)

  .   Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

  .   Impact Contracts (UIT-981 Contracts)

  .   SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

  .   FSPA-75, FSPA-73-3, FSPA-779 Contracts

  .   SPQ-181, SPQ-181-1 Contracts

  .   CTA 978 Contract

  .   TFA-379 Contract

  .   SDA-578, SDA-773-T Contract

  .   IRA-579 Contracts

Portfolio Director will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

Comparison of Contracts

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director. A more detailed comparison of the features, charges, and restrictions between each above listed other contract and Portfolio Director is provided in the Statement of Additional Information.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to the other contract's most recently dated prospectus for a complete description of the contract terms and conditions.

Features of Portfolio Director

In deciding whether you want to exercise these exchange privileges, you should consider the following features of Portfolio Director.

  .   Portfolio Director has more investment options from which to select.

  . Portfolio Director has several publicly available mutual funds as variable account options.

  . The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

  .   Portfolio Director has an Interest Guaranteed Death Benefit.

  . Portfolio Director's Fund fees and charges are different than the other contracts and in some cases may be higher.

  . Different series of Portfolio Director may charge fees higher or lower than other series of Portfolio Director.

  . Portfolio Director's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

Death Benefits
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be

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valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact a financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the

                                                                             37

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Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

              Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments invested in Fixed Account
              Option
          -   (minus)
              Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC or
           100% of Purchase Payments invested in Variable
           Account Options
       -   (minus)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (plus)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

              Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments (to Fixed and/or Variable
              Account Options)
          -   (minus)
              Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at the rate of up to 3% annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

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       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

IncomeLOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Other Contract Features
--------------------------------------------------------------------------------


Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The 20 Day "Free Look"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation

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and return the Contract to us at our Home Office before the end of the "Free
Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

Voting Rights
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer- sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA").

In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by

--------------------------------------------------------------------------------

the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfather status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As noted previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

  . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

  . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

  .   Taxable accounts such as savings accounts.

                                    [CHART]

              TAXABLE        NONQUALIFIED CONTRACT       TAX-DEFERRED
              ACCOUNT        TAX-DEFERRED ANNUITY          ANNUITY
            ----------       ---------------------       ------------
10 Years     $16,325               $ 18,128                $ 24,171
20 Years      45,560                 57,266                  76,355
30 Years      97,917                141,761                 189,015


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");

--------------------------------------------------------------------------------

(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 8% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 6% under a taxable program. The 8% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                Tax-Favored
                                                Retirement  Taxable
                                                  Program   Account
                                                ----------- -------
            Annual amount available for savings
              before federal taxes.............   $2,400    $2,400
            Current federal income tax due on
              Purchase Payments................        0    $ (600)
            Net retirement plan
              Purchase Payments................   $2,400    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Legal Proceedings
--------------------------------------------------------------------------------


There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

Financial Statements
--------------------------------------------------------------------------------





Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542 (press 1, then 3).

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----
           General Information..................................   3
           Federal Tax Matters..................................   3
              Economic Growth and Tax Relief Reconciliation Act
                of 2001.........................................   3
              Tax Consequences of Purchase Payments.............   4
              Tax Consequences of Distributions.................   6
              Special Tax Consequences -- Early Distribution....   7
              Special Tax Consequences -- Required
                Distributions...................................   9
              Tax Free Rollovers, Transfers and Exchanges.......  10
           Exchange Privilege...................................  11
              Exchanges From Independence Plus Contracts........  11
              Exchanges From V-Plan Contracts...................  12
              Exchanges From SA-1 and SA-2 Contracts............  13
              Exchanges From Impact Contracts...................  14
              Exchanges From Compounder Contracts...............  15
              Information That May Be Applicable To
                Any Exchange....................................  16

                                                                 Page
                                                                 ----
          Calculation of Surrender Charge.......................  16
             Illustration of Surrender Charge on Total
               Surrender........................................  17
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  17
          Purchase Unit Value...................................  18
             Illustration of Calculation of Purchase Unit Value.  18
             Illustration of Purchase of Purchase Units.........  19
          Calculation of MVA Option.............................  19
          Payout Payments.......................................  19
             Assumed Investment Rate............................  19
             Amount of Payout Payments..........................  20
             Payout Unit Value..................................  20
             Illustration of Calculation of Payout Unit Value...  21
             Illustration of Payout Payments....................  21
          Distribution of Variable Annuity Contracts............  21
          Experts...............................................  21
          Comments on Financial Statements......................  22

         Appendix to the Prospectus -- IncomeLOCK Withdrawal Examples
--------------------------------------------------------------------------------


The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

--------------------------------------------------------------------------------


  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st....   $105,000      $105,000
                         2nd....   $115,000      $115,000
                         3rd....   $107,000      $115,000
                         4th....   $110,000      $115,000
                         5th....   $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($106,312 divided by $109,600 = 97%), or $111,600 x 97%, which equals $108,252. Your Benefit Base is $108,252, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,252 divided by 13.28), which equals $8,151.51.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B

                               February 4, 2008

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated February 4, 2008 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at AIG VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542 (option 1, then 3). Prospectuses are also available on the internet at www.aigvalic.com.

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
General Information...................................................   3
Federal Tax Matters...................................................   3
   Economic Growth and Tax Relief Reconciliation Act of 2001..........   3
   Tax Consequences of Purchase Payments..............................   3
   Tax Consequences of Distributions..................................   6
   Special Tax Consequences -- Early Distribution.....................   7
   Special Tax Consequences -- Required Distributions.................   8
   Tax-Free Rollovers, Transfers and Exchanges........................  10
Exchange Privilege....................................................  11
   Exchanges From Independence Plus Contracts.........................  11
   Exchanges From V-Plan Contracts....................................  12
   Exchanges From SA-1 and SA-2 Contracts.............................  13
   Exchanges From Impact Contracts....................................  14
   Exchanges From Compounder Contracts................................  15
   Information That May Be Applicable To Any Exchange.................  16
Calculation of Surrender Charge.......................................  16
   Illustration of Surrender Charge on Total Surrender................  16
   Illustration of Surrender Charge on a 10% Partial Surrender
     Followed by a Full Surrender.....................................  17
Purchase Unit Value...................................................  18
   Illustration of Calculation of Purchase Unit Value.................  18
   Illustration of Purchase of Purchase Units.........................  18
Calculation of MVA Option.............................................  19
Payout Payments.......................................................  19
   Assumed Investment Rate............................................  19
   Amount of Payout Payments..........................................  19
   Payout Unit Value..................................................  20
   Illustration of Calculation of Payout Unit Value...................  20
   Illustration of Payout Payments....................................  20
Distribution of Variable Annuity Contracts............................  21
Experts...............................................................  21
Comments on Financial Statements......................................  21

                              GENERAL INFORMATION

   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

                              FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

   It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

   In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

   It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts will be offered only to non-natural persons as described in section 72 of the Code. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

Economic Growth and Tax Relief Reconciliation Act of 2001

   For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. However, these changes were made permanent by the Pension Protection Act of 2006 ("PPA"). Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.

Tax Consequences of Purchase Payments

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion, however, does not apply to Roth 403(b) contributions, which are made on an after-tax basis. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.

   For 2007, your elective deferrals are generally limited to $15,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $45,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.

   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2007, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $4,000 or 100% of compensation ($5,000 if you are age 50 or older), and generally fully deductible in 2007 only by individuals who:

    (i)are not active Participants in another retirement plan, and are not married;

   (ii)are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income does not exceed $150,000;

  (iii)are active Participants in another retirement plan, are unmarried, and have adjusted gross income of $52,000 or less; or

   (iv)are active Participants in another retirement plan, are married, and have adjusted gross income of $83,000 or less.

   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $8,000 or 100% of the working spouse's earned income, and no more than $4,000 may be contributed to either spouse's IRA for any year. The $8,000 limit increases to $10,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

    (i)the lesser of $4,000 ($5,000 if you are age 50 or older; $8,000 for you and your spouse's IRAs, or $10,000 if you are both age 50 or older) or 100% of compensation, over

   (ii)your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2007, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $4,000 or 100% of compensation ($5,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)are unmarried and have adjusted gross income of $99,000 or less; or

   (ii)are married and filing jointly, and have adjusted gross income of $156,000 or less.

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $156,000 and $166,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $166,000. Similarly, the contribution is reduced for those who are single with modified AGI between $99,000 and $115,000, with no contribution for singles with modified AGI over $115,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and are independent contractors.

   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2007, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $15,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,000 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.

   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2007, the employer may contribute up to 25% of your compensation or $45,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003.
This limit increases $1,000 each year until it reaches $15,000 in 2006 and is then indexed and may be increased in future years in $500 increments. In 2007, the limit is $15,500. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2007, employee salary reduction contributions cannot exceed $10,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

    (1)attainment of age 59 1/2;

    (2)severance from employment;

    (3)death;

    (4)disability, or

    (5)hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will not be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

    (1)distributions of Roth 403(b) contributions;

    (2)qualified distributions of earnings on Roth 403(b) contributions and,

    (3)other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. Distributions of earnings on Roth 403(b) contributions are "qualified" and, if made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences -- Early Distribution

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

    (1)death;

    (2)disability;

    (3)separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

    (4)separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

    (5)distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

    (1)distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2)distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3)distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2 for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1)to a Beneficiary on or after the Contract Owner's death;

    (2)upon the Contract Owner's disability;

    (3)part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)made under an immediate annuity contract, or

    (5)allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences -- Required Distributions

   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform

Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i)must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

   (ii)the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLock or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLock living benefit or other enhanced benefit and may increase the amount of the required minimum distribution.

   401(a/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)there is no exception for pre-1987 amounts; and

    (2)there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed.

Tax-Free Rollovers, Transfers and Exchanges (Please see the EGTRRA information above)

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a)/(k) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A Roth IRA by individuals who:

    (i)have adjusted gross income of $100,000 or less, whether single or married filing jointly;

   (ii)are not married filing separately.

   Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, or 408(b) IRAs are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

                              EXCHANGE PRIVILEGE

   In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

Exchanges From Independence Plus Contracts
(UIT-585 and UITG-585)

   Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

   Investment Options. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 32 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 13 of which invest in public mutual fund portfolios. Three fixed investment options are also available.

   Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From V-Plan Contracts

(IFA-582 and GFA-582)

   Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

   If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

   Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

   Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From SA-1 and SA-2 Contracts
(GUP-64, GUP-74, GTS-VA)

   Agents' and Managers' Retirement Plan Exchange Offer. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

   Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

   .   Remain in the SA-1 Contract and Independence Plus Contract.

   . Leave current assets in the SA-1 Contract or Independence Plus Contract and direct future Purchase Payments to Portfolio Director; or

   . Transfer all current assets and future Purchase Payments to Portfolio Director.

   If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

   Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

   Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

   Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account

Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

   Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 32 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 13 of which invest in public mutual fund portfolios. Three fixed investment options are also available.

   Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Impact Contracts

(UIT-981)

   Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

   Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company. Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 32 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 13 of which invest in public mutual fund portfolios. Three fixed investment options are also available.

   Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Compounder Contracts

(C-1-75 AND IFA-78)

   Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

   Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

   Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

   Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

Information That May Be Applicable To Any Exchange

   Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

   To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

   Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

                        CALCULATION OF SURRENDER CHARGE

   The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              Illustration of Surrender Charge on Total Surrender

  Example 1.

                              Transaction History

Date                            Transaction                         Amount
----     ---------------------------------------------------------- -------
10/1/94  Purchase Payment                                           $10,000
10/1/95  Purchase Payment                                             5,000
10/1/96  Purchase Payment                                            15,000
10/1/97  Purchase Payment                                             2,000
10/1/98  Purchase Payment                                             3,000
10/1/99  Purchase Payment                                             4,000
12/31/99 Total Purchase Payments (Assumes Account Value is $50,000) 39,000 12/31/99 Total Surrender

   Surrender Charge is lesser of (a) or (b):

       Surrender Charge calculated on 60 months of Purchase Payments
a.    -------------------------------------------------------------------
    1. Surrender Charge against Purchase Payment of 10/1/94                  $    0
    2. Surrender Charge against Purchase Payment of 10/1/95                  $  250
    3. Surrender Charge against Purchase Payment of 10/1/96                  $  750
    4. Surrender Charge against Purchase Payment of 10/1/97                  $  100
    5. Surrender Charge against Purchase Payment of 10/1/98                  $  150
    6. Surrender Charge against Purchase Payment of 10/1/99                  $  200
    Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6)      $1,450

b.  Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:
    Account Value at time of surrender                                                   $ 50,000
    Less 10% not subject to Surrender Charge                                              - 5,000
                                                                                           --------
    Subject to Surrender Charge                                                            45,000
                                                                                             X.05
                                                                                           --------
    Surrender Charge based on Account Value                                              $  2,250     $2,250

c.  Surrender Charge is the lesser of a or b                                                          $1,450

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
                                   Surrender

  Example 2.

               Transaction History (Assumes No Interest Earned)

Date                           Transaction                        Amount
----     -------------------------------------------------------- -------
10/1/94  Purchase Payment                                         $10,000
10/1/95  Purchase Payment                                           5,000
10/1/96  Purchase Payment                                          15,000
10/1/97  Purchase Payment                                           2,000
10/1/98  Purchase Payment                                           3,000
10/1/99  Purchase Payment                                           4,000
12/31/99 10% Partial Surrender (Assumes Account Value is $39,000)   3,900
2/1/00   Full Surrender                                            35,100

    a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

    b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

    c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

    d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

                              PURCHASE UNIT VALUE

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

    Gross Investment Rate
=   (equals)
    The Division's investment income and capital gains and losses
    (whether realized or unrealized) on that day from the assets attributable to the Division.
/   (divided by)
    The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

    Net Investment Rate
=   (equals)
    Gross Investment Rate (calculated in Step 1)
-   (minus)
    Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

    Purchase Unit Value for that day.
=   (equals)
    Purchase Unit Value for immediate preceding day.
X   (multiplied by)
    Net Investment Rate (as calculated in Step 2) plus 1.00.

   The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              Illustration of Calculation of Purchase Unit Value

  Example 3.

1. Purchase Unit value, beginning of period......... $ 1.800000
2. Value of Fund share, beginning of period......... $21.200000
3. Change in value of Fund share.................... $  .500000
4. Gross investment return (3)/(2)..................    .023585
5. Daily separate account fee*......................    .000027
*Fee of 1% per annum used for illustrative purposes.
6. Net investment return (4)--(5)...................    .023558
7. Net investment factor 1.000000+(6)...............   1.023558
8. Purchase Unit value, end of period (1)X(7)....... $ 1.842404

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

Example 4.

1. First Periodic Purchase Payment.................................... $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3).. $1.800000
3. Number of Purchase Units purchased (1)/(2).........................    55.556
4. Purchase Unit value for valuation date following purchase (see
  Example 3).......................................................... $1.842404
5. Value of Purchase Units in account for valuation date following purchase (3)X(4).................................................... $  102.36

                           CALCULATION OF MVA OPTION

   The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

   The market value adjustment is determined by the formula below, using the following factors:

   . A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

   . B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

   . N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

   . The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

       The market value adjustment will equal:

       The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/--1

       The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

                                PAYOUT PAYMENTS

Assumed Investment Rate

   The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

   The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

   The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

   The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

   In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

   Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division . If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

   Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

   The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

   The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               Illustration of Calculation of Payout Unit Value

  Example 8.

1. Payout Unit value, beginning of period............. $ .980000
2. Net investment factor for Period (see Example 3)...  1.023558
3. Daily adjustment for 3 1/2% Assumed Investment Rate   .999906
4. (2)X(3)............................................  1.023462
5. Payout Unit value, end of period (1)X(4)........... $1.002993

                        Illustration of Payout Payments

  Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date.................  10,000.00
2. Purchase Unit value (see Example 3)..................... $ 1.800000
3. Account Value of Contract (1)X(2)....................... $18,000.00
4. First monthly Payout Payment per $1,000 of Account Value $     5.63
5. First monthly Payout Payment (3)X(4)/1,000.............. $   101.34
6. Payout Unit value (see Example 8)....................... $  .980000
7. Number of Payout Units (5)/(6)..........................    103.408
8. Assume Payout Unit value for second month equal to...... $  .997000
9. Second monthly Payout Payment (7)X(8)................... $   103.10
10. Assume Payout Unit value for third month equal to...... $  .953000
11. Third monthly Payout Payment (7)X(10).................. $    98.55

                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

   The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

   The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the National Association of Securities Dealers ("NASD"). The principal underwriter for VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of the NASD.

   The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 6.0% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase Payments. These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.

   Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus totaled $138,796,716 in 2006, $136,538,094 in 2005 and $134,938,410 in 2004 . The Distributor
retained $0 in commissions for each of the Portfolio Director products those same years.

                                    EXPERTS


   The consolidated financial statements of The Variable Annuity Insurance Company as of December 31, 2006 and 2005 and for the three years then ended December 31, 2006 and the financial statements of The Variable Annuity Insurance Company Separate Account A as of December 31, 2006 and 2005 and for the two years then ended December 31, 2006, all incorporated in this registration statement by reference to Form N-4, Post Effective Amendment No. 33 under the Securities Act of 1933 and Amendment No. 132 under the Investment Company Act of 1940, File Nos. 033-75292 and 811-03240, filed on May 1, 2007, Accession No. 0001193125-07-097372, have so been incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678.


   The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2006, are also presented in the Statement of Additional Information, in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

                       COMMENTS ON FINANCIAL STATEMENTS

   The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

   Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee with respect to contracts with a date of issue of December 29, 2006 or earlier.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors............................................    2
Statements of Admitted Assets.............................................    3
Statements of Liabilities, Capital and Surplus............................    4
Statements of Income and Changes in Capital and Surplus...................    5
Statements of Cash Flow...................................................    6
Notes to Statutory Basis Financial Statements.............................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2006.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, on the basis of accounting described in Note 1 to the financial statements.


/s/ PricewaterhouseCoopers LLP

New York, NY
April 26, 2007

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2006 AND 2005
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                           2006          2005
------------------                                       -----------   -----------
Cash and Invested Assets:
   Bonds, at amortized cost (NAIC market value:
      2006 - $15,146,927; 2005 - $9,798,011)             $14,844,987   $ 9,663,980
   Stocks:
      Common stocks, at NAIC market value
         (Cost: 2006 - $1,602,207; 2005 - $1,575,109)      3,304,355     3,190,583
      Preferred stocks, primarily at NAIC market value
         (Cost: 2006 - $577,109; 2005 - $539,993)            587,471       542,438
   Other invested assets, primarily at equity
      (Cost: 2006 - $1,171,367; 2005 - $2,109,071)         1,509,651     2,261,269
   Securities lending collateral                             203,323       295,591
   Short-term investments, at amortized cost
      (approximates NAIC market value)                       129,196        95,534
   Cash                                                      164,596        22,494
   Receivable for securities                                      --       164,069
                                                         -----------   -----------
         TOTAL CASH AND INVESTED ASSETS                   20,743,579    16,235,958
                                                         -----------   -----------
Investment income due and accrued                            203,764       234,067
Agents' balances or uncollected premiums:
   Premiums in course of collection                          955,240       925,573
   Premiums and installments booked but deferred
      and not yet due                                        371,971       355,388
   Accrued retrospective premiums                          1,606,389     1,267,421
Amounts billed and receivable from high deductible
   policies                                                   76,370       104,345
Reinsurance recoverable on loss payments                     488,243       399,204
Funds held by or deposited with reinsurers                    13,951        23,948
Deposit accounting assets                                    809,537     1,336,343
Deposit accounting assets - funds held                        94,279       432,987
Federal and foreign income taxes recoverable from
   parent                                                     63,569       794,462
Net deferred tax assets                                      421,900       308,507
Equities in underwriting pools and associations              858,614       577,679
Electronic data processing equipment, less accumulated
   depreciation                                                   --        93,882
Receivable from parent, subsidiaries and affiliates        1,484,555     3,189,824
Other admitted assets                                        179,243       178,400
                                                         -----------   -----------
         TOTAL ADMITTED ASSETS                           $28,371,204   $26,457,988
                                                         ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2006 AND 2005
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                           2006          2005
------------------                                       -----------   -----------
                     Liabilities

Reserves for losses and loss adjustment expenses         $12,754,581   $11,620,078
Unearned premium reserves                                  4,518,443     4,334,485
Commissions, premium taxes, and other expenses payable       183,640       118,273
Reinsurance payable on paid loss and loss adjustment
   expenses                                                  308,091       247,937
Funds held by company under reinsurance treaties             228,878       255,848
Provision for reinsurance                                    128,824       210,152
Ceded reinsurance premiums payable, net of ceding
   commissions                                               427,505       431,565
Retroactive reinsurance reserves - assumed                    23,242        32,893
Retroactive reinsurance reserves - ceded                     (61,283)      (65,044)
Deposit accounting liabilities                               172,296       486,910
Deposit accounting liabilities - funds held                  703,508     1,006,426
Securities lending payable                                   203,323       295,591
Collateral deposit liability                                 613,043       505,755
Payable to parent, subsidiaries and affiliates             1,547,586     1,583,699
Payable for securities                                       110,581            --
Other liabilities                                            297,093       343,769
                                                         -----------   -----------
   TOTAL LIABILITIES                                      22,159,351    21,408,337
                                                         -----------   -----------

                 Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
   shares authorized, 1,695,054 shares issued and
   outstanding                                                25,426        25,426
Capital in excess of par value                             2,779,526     2,779,526
Unassigned surplus                                         3,357,054     2,176,592
Special surplus funds from retroactive reinsurance            49,847        68,107
                                                         -----------   -----------
   TOTAL CAPITAL AND SURPLUS                               6,211,853     5,049,651
                                                         -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS               $28,371,204   $26,457,988
                                                         ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                           2006          2005         2004
--------------------------------                        ----------   -----------   ----------
                Statements of Income
Underwriting Income:
   Premiums earned                                      $7,700,011   $ 7,045,820   $6,522,744
                                                        ----------   -----------   ----------
Underwriting Deductions:
   Losses incurred                                       4,606,481     5,406,410    4,766,133
   Loss adjustment expenses incurred                       803,517     1,098,644      730,780
   Other underwriting expenses incurred                  1,825,815     1,584,477    1,424,929
                                                        ----------   -----------   ----------
Total Underwriting Deductions                            7,235,813     8,089,531    6,921,842
                                                        ----------   -----------   ----------
NET UNDERWRITING INCOME (LOSS)                             464,198    (1,043,711)    (399,098)
                                                        ----------   -----------   ----------
Investment Income:
   Net investment income earned                            702,426       630,678      419,418
   Net realized capital gains (net of capital gains
      taxes: 2006 - $29,092; 2005 - $20,492;
      2004 - $13,604)                                       61,624        38,055       25,265
                                                        ----------   -----------   ----------
NET INVESTMENT GAIN                                        764,050       668,733      444,683
                                                        ----------   -----------   ----------
Net loss from agents' or premium balances charged-off      (49,762)     (145,742)     (42,783)
Other gain, net of dividends to policyholders               63,978        91,947       37,322
                                                        ----------   -----------   ----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                  1,242,464      (428,773)      40,124
Federal income tax expense (benefit)                       263,263      (243,047)      86,311
                                                        ----------   -----------   ----------
   NET INCOME (LOSS)                                    $  979,201   $  (185,726)  $  (46,187)
                                                        ==========   ===========   ==========

            Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year   $5,049,651   $ 3,339,340   $3,621,899
   Adjustment to beginning surplus                          55,538      (211,984)    (588,401)
                                                        ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                    5,105,189     3,127,356    3,033,498
                                                        ----------   -----------   ----------
Changes in Capital and Surplus:
   Net income (loss)                                       979,201      (185,726)     (46,187)
   Change in net unrealized capital gains (net of
      capital gains taxes: 2006 - $121,173;
      2005 - $13,354; 2004 - ($92,280))                    119,660       164,444      268,660
   Change in net deferred income tax                       (13,270)      112,728      455,352
   Change in non-admitted assets                           (80,352)     (322,775)    (345,908)
   Change in provision for reinsurance                      81,328       166,585       (7,795)
   Paid in capital and surplus                                  --     2,076,780      157,948
   Cash dividends to stockholder                                --       (31,732)     (63,464)
   Other surplus adjustments                                 1,268            --     (149,132)
   Foreign exchange translation                             18,829       (58,009)      36,368
                                                        ----------   -----------   ----------
      TOTAL CHANGES IN CAPITAL AND SURPLUS               1,106,664     1,922,295      305,842
                                                        ----------   -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                       $6,211,853   $ 5,049,651   $3,339,340
                                                        ==========   ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                           2006          2005          2004
--------------------------------                       -----------   -----------   -----------
                Cash From Operations

Premiums collected, net of reinsurance                 $ 6,433,712   $ 7,143,463   $ 7,080,889
Net investment income                                      787,413       604,156       436,057
Miscellaneous income (expense)                              75,317       (53,776)       (4,929)
                                                       -----------   -----------   -----------
   SUB-TOTAL                                             7,296,442     7,693,843     7,512,017
                                                       -----------   -----------   -----------
Benefit and loss related payments                        3,520,205     3,809,181        13,777
Commission and other expense paid                        2,401,959     2,171,077     1,930,945
Dividends paid to policyholders                              1,344           878           601
Change in Federal and foreign income taxes                (438,538)       (3,783)      618,202
                                                       -----------   -----------   -----------
   NET CASH PROVIDED FROM OPERATIONS                     1,811,472     1,716,490     4,948,492
                                                       -----------   -----------   -----------

               Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                 5,231,792     4,129,223     3,286,111
   Stocks                                                3,211,715     2,795,546     2,427,404
   Other                                                 1,646,730     3,042,793     4,128,503
                                                       -----------   -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR
      REPAID                                            10,090,237     9,967,562     9,842,018
                                                       -----------   -----------   -----------
Cost of investments acquired
   Bonds                                                10,488,316     5,803,573     5,267,295
   Stocks                                                3,180,130     3,071,743     2,513,100
   Other                                                   350,752     3,630,931     4,462,156
                                                       -----------   -----------   -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                   14,019,198    12,506,247    12,242,551
                                                       -----------   -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES              (3,928,961)   (2,538,685)   (2,400,533)
                                                       -----------   -----------   -----------

   Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock         1,326,780       750,000       157,948
Dividends to stockholder                                        --       (47,598)      (63,464)
Intercompany receivable and payable, net                   342,735       195,946        75,428
Net deposit on deposit-type contracts and other
   insurance                                               262,411       285,727      (641,968)
Other                                                      361,327      (332,847)   (2,098,327)
                                                       -----------   -----------   -----------
   NET CASH PROVIDED FROM FINANCING ACTIVITIES           2,293,253       851,228    (2,570,383)
                                                       -----------   -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS           175,764        29,033       (22,424)
Cash and Short-term Investments:
   Beginning of year                                       118,028        88,995       111,419
                                                       -----------   -----------   -----------
   END OF YEAR                                         $   293,792   $   118,028   $    88,995
                                                       ===========   ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., a Delaware corporation.

     On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIG Commercial Insurance Group, Inc., an indirect wholly-owned subsidiary of AIG (formerly known as NHIG Holding Corp.). Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation; the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

     DECEMBER 31,                                        2006         2005            2004
     ------------                                     ----------    ----------     ----------
     NET INCOME (LOSS), NY SAP                       $   979,201    $  (185,726)   $   (46,187)
     State Practices - (Deduction):
        Non-Tabular Discounting                          (21,866)       (31,431)       (44,160)
                                                      -----------    -----------    -----------
     NET INCOME (LOSS), NAIC SAP                     $   957,335    $  (217,157)   $   (90,347)
                                                     ===========    ===========    ===========
     STATUTORY SURPLUS, NY SAP                       $ 6,211,853    $ 5,049,651    $ 3,339,340
     State Prescribed Practices - (Charge):
        Non-Tabular Discounting                         (234,471)      (212,605)      (181,174)
        Regulation 20 - Other reinsurance credits       (133,123)      (201,421)      (186,179)
        Regulation 20 - Parental letters of credit      (406,784)      (398,389)       (37,454)
        EDP equipment and software                            --        (93,881)       (90,731)
                                                     -----------    -----------    -----------
     Total State Prescribed Practices                   (774,378)      (906,296)      (495,538)
                                                     -----------    -----------    -----------
     STATUTORY SURPLUS, NAIC SAP                     $ 5,437,475    $ 4,143,355    $ 2,843,802
                                                     ===========    ===========    ===========

     In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $131,697. In addition, the Superintendent has permitted the Company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2006 amounted to $251,881.

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2006 reporting period.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     Invested Assets: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2006 and 2005, the NAIC market value of the Company's mortgage-backed securities approximated $160,750 and $165,005, respectively. Mortgage-backed securities

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

          include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate is approximately 20.1%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     - Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectibility. The Company writes-off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2006 and 2005, no investment income due and accrued was determined to be uncollectible or non-admitted.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

     Revenue Recognition: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2006 and 2005, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,606,389 and $1,267,421, respectively, net of non-admitted premium balances of $55,203 and $3,084, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

     For the years ended December 31,             2006       2005       2004
     --------------------------------           --------   --------   --------
     Net written premiums subject to
        retrospectively rated premiums          $684,635   $510,615   $543,499
     Percentage of total net written premiums        8.7%       7.1%      7.8%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insurers the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

     In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

     The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (the Association or AIUOA). See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,676,681 and $1,671,598, as of December 31, 2006 and 2005, respectively. As of December 31, 2006 and 2005, the Company's tabular discount amounted to $238,180 and $184,289, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     reinsurance) subject to the non-tabular discounting were $1,676,681 and $1,671,598 as of December 31, 2006 and 2005, respectively. As of December 31, 2006 and 2005, the Company's non-tabular discount amounted to $234,471 and $212,605, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, EDP equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2006, 2005 and 2004, depreciation and amortization expense amounted to $21,036, $24,616 and $17,060, and accumulated depreciation as of December 31, 2006 and 2005 amounted to $107,392 and $88,562, respectively.

     Reclassifications: Certain balances contained in the 2005 and 2004 financial statements have been reclassified to conform with the current year's presentation.

     During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

During 2006, 2005 and 2004, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2005, 2004 and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

2003 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $55,538, ($211,984) and $588,401 as of December 31, 2005, 2004 and 2003, respectively.

ACCOUNTING ADJUSTMENTS TO 2005 AND 2004 STATUTORY BASIS FINANCIAL STATEMENTS

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2006 and 2005.

The impact of these corrections on policyholder surplus as of January 1, 2006 and 2005 is as follows:

                                              POLICYHOLDERS
                                                 SURPLUS
                                              -------------
BALANCE AT DECEMBER 31, 2005                    $5,049,651
Correction of Error Adjustments:
   Asset admissibility                              (3,482)
   Foreign translation adjustment                  102,290
   Federal income taxes                            (43,270)
                                                ----------
      TOTAL CORRECTION OF ERROR ADJUSTMENTS         55,538
                                                ----------
BALANCE AT JANUARY 1, 2006, AS ADJUSTED         $5,105,189
                                                ==========

                                              POLICYHOLDERS
                                                 SURPLUS
                                              -------------
BALANCE AT DECEMBER 31, 2004, AS AMENDED        $3,339,340
Correction of Error Adjustments:
   Asset realization                              (229,448)
   Revenue recognition                             (65,075)
   Federal income taxes                             82,539
                                                ----------
      TOTAL CORRECTION OF ERROR ADJUSTMENTS       (211,984)
                                                ----------
BALANCE AT JANUARY 1, 2005, AS ADJUSTED         $3,127,356
                                                ==========

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain receivables for high deductible policies should have been non-admitted.

Foreign Translation Adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in Federal income tax expense is primarily related to an increase in provisions for potential tax exposures, corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

ACCOUNTING ADJUSTMENTS TO 2003 STATUTORY BASIS FINANCIAL STATEMENTS

As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

                                                         POLICYHOLDERS
                                                            SURPLUS
                                                         -------------
BALANCE AT DECEMBER 31, 2003, AS AMENDED                   $3,621,899
Correction of Error Adjustments:
   1. Risk Transfer (Union Excess, Richmond and other)       (431,414)
   2. Coventry                                                (15,932)
   3. Loss Reserves                                           (74,880)
   4. DBG Analysis                                            (53,316)
   5. Other Adjustments                                       (12,859)
                                                           ----------
      TOTAL CORRECTION OF ERROR ADJUSTMENTS                  (588,401)
                                                           ----------
BALANCE AT JANUARY 1, 2004, AS ADJUSTED                    $3,033,498
                                                           ==========

The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

with NAIC SAP.

An explanation of each of the accounting adjustments included in the reconciliation above is discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in the transaction being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2006 and 2005.

                                                2006                       2005
                                     -------------------------   -----------------------
                                       CARRYING     STATUTORY     CARRYING     STATUTORY
As of December 31,                      AMOUNT      FAIR VALUE     AMOUNT     FAIR VALUE
------------------                   -----------   -----------   ----------   ----------
Assets:
   Bonds                             $14,844,987   $15,146,927   $9,663,980   $9,798,011
   Common stocks                       3,304,355     3,684,898    3,190,583    3,592,207
   Preferred stocks                      587,471       588,334      542,438      541,945
   Other invested assets               1,509,651     1,509,651    2,261,269    2,261,269
   Securities lending collateral         203,323       203,323      295,591      295,591
   Cash and short-term investments       293,792       293,792      118,028      118,028
   Receivable for securities                  --            --      164,069      164,069
Liabilities:
   Securities lending payable        $   203,323   $   203,323   $  295,591   $  295,591
   Collateral deposit liability          613,043       613,043      505,755      505,755
   Payable for securities                110,581       110,581           --           --

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*. The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

The carrying value of all other financial instruments approximates fair value.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2006 and 2005 are outlined in the table below:

                                                                                    GROSS        GROSS        NAIC *
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST         GAINS       LOSSES        VALUE
                                                                   -----------   ----------   ----------   -----------
AS OF DECEMBER 31, 2006
   U.S. Governments                                                $   331,819    $  1,828      $ 2,571    $   331,076
   All Other Governments                                             1,195,804       5,207        3,017      1,197,994
   States, territories and possessions                               2,320,995      45,984          928      2,366,051
   Political subdivisions of states, territories and possessions     3,319,677      79,061          796      3,397,942
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
      and their political subdivisions                               7,052,116     172,223        1,204      7,223,135
   Public utilities                                                     45,542         186          460         45,268
   Industrial and miscellaneous                                        579,034      10,772        4,345        585,461
                                                                   -----------    --------      -------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2006                         $14,844,987    $315,261      $13,321    $15,146,927
                                                                   ===========    ========      =======    ===========
AS OF DECEMBER 31, 2005
   U.S. Governments                                                $   339,230    $  1,331      $ 4,491    $   336,070
   All Other Governments                                             1,030,463       5,491        4,015      1,031,939
   States, territories and possessions                               1,437,180      25,194        4,641      1,457,733
   Political subdivisions of states, territories and possessions     1,971,726      34,761        2,780      2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
      and their political subdivisions                               4,242,687      78,602        6,193      4,315,096
   Public utilities                                                     46,234         634          226         46,642
   Industrial and miscellaneous                                        596,460      13,179        2,815        606,824
                                                                   -----------    --------      -------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $ 9,663,980    $159,192      $25,161    $ 9,798,011
                                                                   ===========    ========      =======    ===========

As of December 31, 2006 and 2005, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $15,167,455 and $9,818,483, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2006 and 2005, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2006                         2005
                                         --------------------------   -------------------------
                                          AMORTIZED       NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                           COST      MARKET VALUE      COST      MARKET VALUE
------------------                       -----------   ------------   ----------   ------------
Due in one year or less                  $   981,727    $   981,280   $  957,757    $  954,751
Due after one year through five years        780,263        782,785      855,048       857,130
Due after five years through ten years    10,452,785     10,679,977    6,253,720     6,338,300
Due after ten years                        2,474,294      2,542,135    1,435,025     1,482,825
Mortgaged-backed securities                  155,918        160,750      162,430       165,005
                                         -----------    -----------   ----------    ----------
   TOTAL BONDS                           $14,844,987    $15,146,927   $9,663,980    $9,798,011
                                         ===========    ===========   ==========    ==========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

                                             2006                      2005                      2004
                                   -----------------------   -----------------------   -----------------------
                                                  Equity                    Equity                    Equity
FOR THE YEARS ENDED DECEMBER 31,      Bonds     securities      Bonds     securities      Bonds     securities
--------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $4,370,165   $3,151,915   $3,278,300   $2,703,032   $2,197,876   $2,307,028
Gross realized gains                    6,407      222,465       31,404      132,690       15,434      121,648
Gross realized losses                  21,502      105,248       17,304       91,050       20,960       84,827

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The cost or amortized cost and NAIC market values* of the Company's common and preferred stocks as of December 31, 2006 and 2005 are set forth in the table below:

                                           DECEMBER 31, 2006
                    --------------------------------------------------------------
                      COST OR       GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  610,842   $1,517,992     $60,010    $2,068,824   $2,068,824
   Non-affiliated      991,365      266,605      22,439     1,235,531    1,235,531
                    ----------   ----------     -------    ----------   ----------
      TOTAL         $1,602,207   $1,784,597     $82,449    $3,304,355   $3,304,355
                    ==========   ==========     =======    ==========   ==========
Preferred Stocks:
   Affiliated       $       --   $       --     $    --    $       --   $       --
   Non-affiliated      577,109       11,225          --       588,334      587,471
                    ----------   ----------     -------    ----------   ----------
      TOTAL         $  577,109   $   11,225     $    --    $  588,334   $  587,471
                    ==========   ==========     =======    ==========   ==========

                                           DECEMBER 31, 2005
                    --------------------------------------------------------------
                      COST OR       GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619    $ 68,346    $2,055,669   $2,055,669
   Non-affiliated      972,712      198,989      36,787     1,134,914    1,134,914
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $1,575,108   $1,720,608    $105,133    $3,190,583   $3,190,583
                    ==========   ==========    ========    ==========   ==========
Preferred Stocks:
   Affiliated       $       --   $       --    $     --    $       --   $       --
   Non-affiliated      539,993       10,710       8,758       541,945      542,438
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $  539,993   $   10,710    $  8,758    $  541,945   $  542,438
                    ==========   ==========    ========    ==========   ==========

As of December 31, 2006 and 2005, the Company held derivative investments of $0 and $(572), respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2006 and 2005 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                  VALUE        LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2006:
   U. S. Governments                     $  101,082     $   767    $ 73,937     $ 1,804    $  175,019    $  2,571
   All other Governments                    683,798       1,753      57,405       1,264       741,203       3,017
   States, territories and possessions      135,854         161      64,833         767       200,687         928
   Political subdivisions of states,
      territories and possessions            80,117         277      35,991         519       116,108         796
   Special revenue                          289,115         808      39,210         396       328,325       1,204
   Public utilities                           1,236          14      18,342         446        19,578         460
   Industrial and miscellaneous              68,790         458     108,020       3,887       176,810       4,345
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL BONDS                            1,359,992       4,238     397,738       9,083     1,757,730      13,321
                                         ----------     -------    --------     -------    ----------    --------
   Common Stock                             189,762      29,564     283,252      52,885       473,014      82,449
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL STOCKS                             189,762      29,564     283,252      52,885       473,014      82,449
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,549,754     $33,802    $680,990     $61,968    $2,230,744    $ 95,770
                                         ==========     =======    ========     =======    ==========    ========
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643     $   711    $  278,218    $  4,491
   All other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
      territories and possessions           380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
                                         ----------     -------    --------     -------    ----------    --------
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,682       954,796     113,891
                                         ----------     -------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513     $81,130    $3,678,670    $139,052
                                         ==========     =======    ========     =======    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

     a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

     b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     c. In the opinion of Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2006, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $17,934, $972 and $2,708 during 2006, 2005 and 2004, respectively and, reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $776, $2,542 and $53,390 in 2006, 2005 and 2004, respectively.

During 2006, 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,        2006     2005     2004
--------------------------------       ------   ------   ------
Advanced Technology Ventures VI        $   --   $   --   $3,444
Advanced Technology Ventures VII           --       --    2,452
Sprout Capital IX                          --       --    3,403
Gresham Global Investment Fund ll K4    2,559       --       --
Morgan Stanley III                         --    1,684       --
Items less than $1.0 million            1,051       11      634
                                       ------   ------   ------
   TOTAL                               $3,610   $1,695   $9,933
                                       ======   ======   ======

As of December 31, 2006 and 2005, securities with a market value of $199,380 and $289,449, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

Securities carried at an amortized cost of $2,565,608 and $2,270,251 were deposited with regulatory authorities as required by law as of December 31, 2006 and 2005, respectively.

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represented the Company's entire investment in life settlements and were accounted for as collateral loans in accordance with SSAP No. 21, entitled Other Admitted Assets. The admitted value of the loans were not in excess of the cost (including capitalization of interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans was at least equal to the outstanding amount of such loans. On June 29, 2006, the Company entered into a transaction that was not objected to by the Insurance Department of the State of New York which resulted in the satisfaction of the loans. As of December 31, 2006, the Company has no collateralized loans.

During 2006, 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,329, $7,139 and $5,330, respectively, and interest expense of $98,741, $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2006, 2005 and 2004 is set forth in the table below:

                                                      2006          2005          2004
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF YEAR    $11,620,078   $ 9,357,799   $ 6,388,455
Adjustments for prior period corrections                   --      (165,738)      860,497
Incurred losses and LAE related to:
   Current accident year                            5,343,020     5,111,414     4,654,796
   Prior accident years                                66,978     1,393,640       842,117
                                                  -----------   -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                 5,409,998     6,505,054     5,496,913
                                                  -----------   -----------   -----------
Paid losses and LAE related to:
   Current accident year                           (1,265,788)   (1,284,778)     (933,937)
   Prior accident years                            (3,009,707)   (2,792,259)   (2,454,129)
                                                  -----------   -----------   -----------
      TOTAL PAID LOSSES AND LAE                    (4,275,495)   (4,077,037)   (3,388,066)
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $12,754,581   $11,620,078   $ 9,357,799
                                                  ===========   ===========   ===========

Estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $66,978, $1,393,640 and $842,117 during 2006, 2005 and
2004, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

2005 (see Note 12.B. for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2006, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $198,524, $188,050 and $161,123, respectively.

As of December 31, 2006, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,322,799, $7,425,539 and $6,086,862, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
MEMBER COMPANY                                         CODE        PERCENT
--------------                                       --------   -------------
National Union                                         19445        38.0%
American Home Assurance Company                        19380        36.0%
Commerce and Industry Insurance Company                19410        10.0%
New Hampshire Insurance Company                        23481         5.0%
The Insurance Company of the State of Pennsylvania     19429         5.0%
AIG Casualty Company (formerly known as Birmingham
   Fire Insurance Company of Pennsylvania)             19402         5.0%
AIU Insurance Company                                  19399         1.0%
American International Pacific Insurance Company       23795         0.0%
American International South Insurance Company         40258         0.0%
Granite State Insurance Company                        23809         0.0%
Illinois National Insurance Company                    23817         0.0%

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     Subject to regulatory approval, American International Pacific Insurance Company (AIP) will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                                 PARTICIPATION
     MEMBER COMPANY                                                              NAIC CO. CODE      PERCENT
     --------------                                                              -------------   -------------
     American International Underwriters Overseas, Limited                              --           67.0%
     New Hampshire Insurance Company (NHIC)                                          23481           12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)       19445           11.0%
     American Home Assurance Company (AHAC)                                          19380           10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premiums and funds withheld, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premiums and funds withheld are recorded on a gross basis. As of December 31, 2006 and 2005, the Company's interest in the AIUOA amounted to $858,614 and $581,410, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

     AS OF DECEMBER 31,            2006       2005
     ------------------          --------   --------
     Loss and LAE reserves       $778,277   $622,815
     Unearned premium reserves    337,926    284,060
     Funds held                    17,712     15,740

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2006 and 2005, the Company's interest in AIG Europe S.A. amounted to $32,575 and $25,858, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The guarantees that were in effect as of December 31, 2006 are included in table below:

                                                         DATE     POLICYHOLDER'S     INVESTED     ESTIMATED   POLICYHOLDER'S
GUARANTEED COMPANY                                      ISSUED      OBLIGATIONS       ASSETS         LOSS         SURPLUS
------------------                                     --------   --------------   ------------   ---------   --------------
AIG Hawaii Insurance Company, Inc.                     11/05/97    $     95,738    $    162,307      $--        $    69,612
American International Insurance Company               11/05/97         335,804         785,981       --            357,830
AIG Mexico Seguros Interamericana, S.A. de C.V         12/15/97          93,868          87,395       --             78,395
American International Insurance Company of
   California, Inc.                                    12/15/97         144,248          56,694       --             22,827
American International Insurance Company of
   New Jersey                                          12/15/97         109,426          55,929       --             29,210
AIG Advantage Insurance Company (formerly
   Minnesota Ins. Co.)                                 12/15/97          34,592          52,177       --             21,703
Landmark Insurance Company, Limited                  * 03/02/98         423,761         521,339       --            114,836
AIG Europe S.A                                         03/02/98       2,278,448       1,211,630       --          1,363,948
AIG Edison Life Insurance Company                      09/15/98      20,854,923      21,353,910       --          1,348,668
AIG SunAmerica Life Assurance Company            (+) * 01/04/99       4,239,331       4,576,100       --            797,911
First SunAmerica Life Insurance Company              * 01/04/99       4,547,648       4,914,123       --            397,499
SunAmerica Life Insurance Company                (+) * 01/04/99      35,545,269      46,184,379       --          4,557,590
AIG Europe (Netherlands) N.V.                          11/01/02         606,697         151,940       --            167,456
American General Life Insurance Company          (+)   03/03/03      23,712,805      26,595,082       --          2,575,981
American General Life and Accident
   Insurance Company                                   03/03/03       7,644,336       8,687,269       --            563,418
The United States Life Insurance Company of
   the City of NY                                      03/03/03       3,374,806       3,972,505       --            426,210
The Variable Annuity Life Insurance
   Company                                       (+)   03/03/03      29,499,828      34,152,961       --          3,726,128
AIG Czech Republic Posjistovna, A.S.                   03/03/03          16,701          24,897       --             23,910
Lloyds Syndicate 1414                                  12/15/04         944,323         864,322       --            108,634
                                                                   ------------    ------------      ---        -----------
   TOTAL GUARANTEES                                                $134,502,552    $154,410,940      $--        $16,751,766
                                                                   ============    ============      ===        ===========

+ This guarantee was terminated as to policies written after December 29, 2006.

*    The guaranteed company is also backed by a support agreement issued by AIG.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2006 and 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,   CHANGE IN EQUITY
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2006         2006             2006
     -----------------------------------             ---------   --------   ------------   ----------------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   69,612        $  9,783
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       401,018          69,103
     American International Realty Corporation         31.47%      29,581        44,044          18,696
     Eastgreen, Inc.                                   13.42%      12,804        14,222             287
     Pine Street Real Estate Holdings Corporation      31.47%       5,445         2,816         (18,531)
     AIG Mexico Industrial, I.L.L.C.                   49.00%       9,463         2,442           1,425
     American International Life Assurance Company     22.48%      70,387       157,619           1,090
     American International Insurance Company          25.00%      25,000        89,457          13,559
     AIG Claim Service, Inc.                           50.00%      48,962        46,675         (12,204)
     Transatlantic Holdings, Inc.                      33.34%      34,055     1,048,323         (86,094)
     21st Century Insurance Group                      16.65%     240,668       192,596          16,041
                                                                 --------    ----------        --------
        TOTAL COMMON STOCKS - AFFILIATES                         $610,842    $2,068,824        $ 13,155
                                                                 ========    ==========        ========

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,   CHANGE IN EQUITY
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005             2005
     -----------------------------------             ---------   --------   ------------   ----------------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829        $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915          63,241
     American International Realty Corporation         31.47%      29,581        25,348          (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935             355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347               4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017              --
     American International Life Assurance Company     22.48%      70,387       156,529          20,123
     American International Insurance Company          25.00%      25,000        75,898           4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879           2,350
     Transatlantic Holdings, Inc.                      33.34%      34,055     1,134,417          90,652
     21st Century Insurance Group                      16.65%     240,667       176,555          28,153
                                                                 --------    ----------        --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669        $204,736
                                                                 ========    ==========        ========

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 2).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2006 and 2005, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,032,694 and $912,569, respectively.

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2006. No transactions (excluded reinsurance and cost allocation transactions) occurred during 2005 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005.

                                                              ASSETS RECEIVED BY       ASSETS TRANSFERRED BY
                                                                  THE COMPANY               THE COMPANY
                                                           ------------------------   -----------------------
       DATE OF       EXPLANATION OF                         STATEMENT                 STATEMENT
     TRANSACTION      TRANSACTION      NAME OF AFFILIATE      VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------------   -----------------   ----------   -----------   ---------   -----------
      06/29/2006   Loan Satisfaction        A100 LLC       $1,170,421       Cash         $--          n/a
      06/29/2006   Loan Satisfaction         AIRCO         $  239,966       Cash         $--          n/a

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2006 and 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     In the ordinary course of business, the Company utilizes AIG Technology, Inc.*, AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees paid by the Company to these affiliates during 2006, 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,     2006       2005       2004
     --------------------------------   --------   --------   --------
     AIG Technology, Inc. *             $ 24,562   $ 26,700   $ 24,421
     AIG Global Investment Corp.           6,047      4,565      3,668
     AIG Domestic Claims, Inc.           117,231    110,589    117,437
                                        --------   --------   --------
        TOTAL                           $147,840   $141,854   $145,526
                                        ========   ========   ========

*    formerly known as AIG Data Center, Inc.

     As of December 31, 2006 and 2005, short-term investments included amounts invested in the AIG Managed Money Market Fund of $100,915 and $73,379, respectively.

     Federal and foreign income taxes recoverable from AIG as of December 31, 2006 and 2005 amounted to $63,569 and $794,462, respectively.

     During 2005, the Company sold $191,606 of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436. There were no premium receivable sales in 2006.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2006 and 2005, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                       2006         2005
------------------                                    ----------   ----------
AIG (see Note 11)                                     $       --   $1,326,780
Balances with pool member companies                    1,434,952    1,768,006
Balances with less than 0.5% of admitted assets           49,603       95,038
                                                      ----------   ----------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $1,484,555   $3,189,824
                                                      ==========   ==========
Balances with pool member companies                   $1,449,305   $1,549,731
Balances with less than 0.5% of admitted assets           98,281       33,968
                                                      ----------   ----------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $1,547,586   $1,583,699
                                                      ==========   ==========

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

During 2006, 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                              2006                        2005                        2004
                                   -------------------------   -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,     WRITTEN        EARNED       WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $ 7,514,507   $ 7,180,260   $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance Premiums Assumed:
   Affiliates                       11,336,822    11,001,341    11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                       48,750       243,681        23,903      (176,461)       20,449        21,525
                                   -----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                18,900,079    18,425,282    17,651,509    17,278,785    17,194,015    16,342,554
                                   -----------   -----------   -----------   -----------   -----------   -----------
Reinsurance Premiums Ceded:
   Affiliates                        9,833,954     9,534,749     9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                    1,182,156     1,190,522     1,247,759     1,210,575     1,325,462     1,440,719
                                   -----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $ 7,883,969   $ 7,700,011   $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                   ===========   ===========   ===========   ===========   ===========   ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2006 and 2005 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2006
   Affiliates       $5,579,685    $675,713    $3,844,106    $423,050    $1,735,579    $252,663
   Non-affiliates       11,551       1,399       496,499      54,641      (484,948)    (53,242)
                    ----------    --------    ----------    --------    ----------    --------
   TOTAL            $5,591,236    $677,112    $4,340,605    $477,691    $1,250,631    $199,421
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2005
   Affiliates       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non-affiliates        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTAL            $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2006 and 2005 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED      PAID       RESERVES
                      PREMIUM     LOSSES     FOR LOSSES
                     RESERVES     AND LAE     AND LAE
                    ----------   --------   -----------
DECEMBER 31, 2006
   Affiliates       $3,844,106   $ 82,387   $14,899,524
   Non-Affiliates      496,499    405,856     2,873,315
                    ----------   --------   -----------
   TOTAL            $4,340,605   $488,243   $17,772,839
                    ==========   ========   ===========
DECEMBER 31, 2005
   Affiliates       $3,544,901   $ 91,985   $14,577,562
   Non-Affiliates      504,864    307,219     3,542,634
                    ----------   --------   -----------
   TOTAL            $4,049,765   $399,204   $18,120,196
                    ==========   ========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2006 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                          NAIC
                                                          CO.
REINSURER                                                 CODE      AMOUNT
---------                                                -----   -----------
Affiliates:
   National Union Pool Companies                            --   $15,644,476
   American International Reinsurance Co. Ltd               --     1,623,719
   American International Insurance Company              32220       438,594
   American International Underwriters Overseas, Ltd.       --       412,665
   Transatlantic Reinsurance Company                     19453       270,098
   AIG Global Trade and Political Risk Insurance Co.     10651       103,009
   United Guaranty Insurance Company                     11715        63,190
   Lexington Insurance Company                           19437        50,273
   American International Life Assurance Co. NY (US)     60607        22,165
   Hartford Steam Boiler Inspection and Insurance Co.    11452        12,701
   National Union Fire Ins Company of Vermont               --         5,487
   Ascot Syndicate Lloyds 1414                              --         3,600
   Starr Excess Liability Insurance Company, Ltd.        10932         3,115
   Universal Insurance Company Limited                      --         1,121
   Other                                                    --        14,847
                                                                 -----------
      TOTAL AFFILIATES                                            18,669,060
                                                                 -----------

Non-Affiliates:
   Munich Re Group                                          --       240,118
   Lloyd's                                                  --       274,819
   Swiss Re Group                                           --       324,144
                                                                 -----------
      TOTAL NON AFFILIATES                                           839,081
                                                                 -----------
TOTAL AFFILIATES AND NON AFFILIATES                              $19,508,141
                                                                 ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

During 2006, 2005 and 2004, the Company reported in its statements of income $12,318, $43,141 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $(1,710) and $(8,315) respectively, less losses incurred of $12,318, $41,431 and $53,608, respectively, as a result of commutations with the following reinsurers:

COMPANY                              2006      2005      2004
-------                             ------   -------   -------
Trenwick America                   $ 8,280   $    --   $21,276
Alea Group                           2,432        --        --
SCOR Reinsurance Company                --    42,442        --
General Re Corporation                  --        --    16,090
Converium Reins.                        --        --     7,528
AXA Albingia                            --        --     5,837
CX Reinsurance                          --        --     4,274
AXA Corporate Solutions                 --        --     3,475
National Indemnity Company              --        --     2,671
Other reinsurers below $1million     1,606       699       772
                                   -------   -------   -------
TOTAL                              $12,318   $43,141   $61,923
                                   =======   =======   =======

As of December 31, 2006 and 2005, the Company had reinsurance recoverables on paid losses in dispute of $78,472 and $141,589, respectively.

During 2006, 2005 and 2004, the Company wrote-off reinsurance recoverables balances of $30,849, $65,282 and $3,618, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2006 and 2005, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                   2006                   2005
                                           --------------------   --------------------
                                            ASSUMED      CEDED     ASSUMED      CEDED
                                           ---------   --------   ---------   --------
Reserves Transferred:
   Initial Reserves                        $ 216,347   $453,727   $ 216,347   $453,727
   Adjustments - prior year(s)              (171,243)   (33,563)   (178,026)   (21,800)
   Adjustments - current year                 (2,455)     8,416       6,783    (11,763)
                                           ---------   --------   ---------   --------
   BALANCE AS OF DECEMBER 31,                 42,649    428,580      45,104    420,164
                                           ---------   --------   ---------   --------
Paid Losses Recovered:
   Prior year(s)                              12,212    355,120       3,212    325,959
   Current year                                7,195     12,177       8,999     29,161
                                           ---------   --------   ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31,         19,407    367,297      12,211    355,120
                                           ---------   --------   ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31,     $  23,242   $ 61,283   $  32,893   $ 65,044
                                           =========   ========   =========   ========
Consideration Paid or Received:
   Initial Reserves                        $ 201,597   $276,437   $ 201,597   $276,437
   Adjustments - prior year(s)              (180,000)   (18,869)   (180,000)   (18,038)
   Adjustments - current year                    (15)     4,538          --       (830)
                                           ---------   --------   ---------   --------
   TOTAL PAID AS OF DECEMBER 31,           $  21,582   $262,106   $  21,597   $257,569
                                           =========   ========   =========   ========

                                            ASSUMED      CEDED     ASSUMED      CEDED
                                           ---------   --------   ---------   --------
Special Surplus from Retroactive
   Reinsurance:
   Initial surplus gain or loss realized   $      --   $ 47,559   $      --   $ 47,559
   Adjustments - prior year(s)                    --     20,548          --     34,019
   Adjustments - current year                     --    (18,260)         --    (13,471)
                                           ---------   --------   ---------   --------
   BALANCE AS OF DECEMBER 31,              $      --   $ 49,847   $      --   $ 68,107
                                           =========   ========   =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2006, is set forth in the table below:

REINSURER                                                  ASSUMED    CEDED
---------                                                  -------   -------
American International Reins. Co.                          $    --   $45,664
PEG Reinsurance Co.                                             --     8,830
Lyndon Property Ins. Company                                    --     1,780
American International Specialty Lines Insurance Company    17,247        --
Commerce and Industry Insurance Company of Canada            5,930        --
All other reinsurers below $1.0 million                         65     5,009
                                                           -------   -------
   TOTAL                                                   $23,242   $61,283
                                                           =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2006 and 2005, the Company's deposit assets and liabilities were comprised of the following:

                      DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     --------   -----------   ----------   -----------
DECEMBER 31, 2006:
   Direct            $     --     $ 77,954      $    --      $     --
   Assumed                 --       94,342       94,279            --
   Ceded              809,537           --           --       703,508
                     --------     --------      -------      --------
   TOTAL             $809,537     $172,296      $94,279      $703,508
                     ========     ========      =======      ========

                       DEPOSIT      DEPOSIT     FUNDS HELD    FUNDS HELD
                       ASSETS     LIABILITIES     ASSETS     LIABILITIES
                     ----------   -----------   ----------   -----------
DECEMBER 31, 2005:
   Direct            $       --     $ 56,768     $     --     $       --
   Assumed                   --      430,142      432,987         91,467
   Ceded              1,336,343           --           --        914,959
                     ----------     --------     --------     ----------
   TOTAL             $1,336,343     $486,910     $432,987     $1,006,426
                     ==========     ========     ========     ==========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2006 and 2005 is set forth in the table below:

                                                           2006                        2005
                                                 ------------------------   -------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT       DEPOSIT
                                                   ASSETS     LIABILITIES      ASSETS     LIABILITIES
                                                 ----------   -----------   -----------   -----------
BALANCE AT JANUARY 1                             $1,336,343    $ 486,910    $1,638,716     $465,475
   Deposit activity, including loss recoveries     (654,672)    (343,610)     (446,464)     (11,942)
   Interest income or expense, net of
      amortization of margin                        113,438       28,996        90,901       33,377
   Non-admitted asset portion                        14,428           --        53,190           --
                                                 ----------    ---------    ----------     --------
BALANCE AS OF DECEMBER 31                        $  809,537    $ 172,296    $1,336,343     $486,910
                                                 ==========    =========    ==========     ========

                                      2006                       2005
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1        $ 432,987    $1,006,426     $424,685    $1,089,396
   Contributions                   --        60,915        1,425            --
   Withdrawals               (355,065)     (422,715)     (15,788)     (154,798)
   Interest                    16,357        58,882       22,665        71,828
                            ---------    ----------     --------    ----------
BALANCE AS OF DECEMBER 31   $  94,279    $  703,508     $432,987    $1,006,426
                            =========    ==========     ========    ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2006 and 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $630,370 and $1,192,231, respectively.

During 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets and funds held on deposit accounting liability of $406,719 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting in losses of $3,737.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $97,009, funds held on deposit accounting - $332,073, deposit accounting liability - $314,735 and funds held on deposit accounting liability - $82,054.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2006, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2006 and 2005 are as follows:

AS OF DECEMBER 31,                               2006         2005
------------------                            ----------   ----------
Gross deferred tax assets                     $1,236,352   $1,252,733
Gross deferred tax liabilities                  (267,583)    (149,521)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (546,869)    (794,705)
                                              ----------   ----------
NET ADMITTED DEFERRED TAX ASSETS              $  421,900   $  308,507
                                              ==========   ==========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $  247,836   $ (299,271)
                                              ==========   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

During 2006, 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,               2006        2005       2004
--------------------------------             --------   ---------   -------
Income tax expense (benefit) on net
   underwriting and net investment income    $261,144   $(252,358)  $61,549
Federal income tax adjustment - prior year      2,119       9,311    24,762
                                             --------   ---------   -------
CURRENT INCOME TAX EXPENSE (BENEFIT)         $263,263   $(243,047)  $86,311
                                             ========   =========   =======
INCOME TAX ON REALIZED CAPITAL GAINS         $ 29,092   $  20,492   $13,604
                                             ========   =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The composition of the Company's net deferred tax assets as of December 31, 2006 and 2005, and changes in deferred income taxes for 2006 is set forth in the table below:

AS OF DECEMBER 31,                                        2006         2005        CHANGE
------------------                                     ----------   ----------   ---------
Deferred Tax Assets
   Loss reserve discount                               $  476,856   $  499,838   $ (22,982)
   Non-admitted assets                                    160,128      206,602     (46,474)
   Unearned premium reserve                               316,291      303,414      12,877
   Partnership adjustments                                 33,192           --      33,192
   Pension adjustments                                         --        7,328      (7,328)
   Reserves                                               183,902       75,662     108,240
   Other temporary difference                              65,983       54,878      11,105
   Deferred tax remediation - adjustments to
      December 31, 2005 surplus                                --      105,011    (105,011)
                                                       ----------   ----------   ---------
      GROSS DEFERRED TAX ASSETS                         1,236,352    1,252,733     (16,381)
   Non-admitted deferred tax assets                      (546,869)    (689,694)    142,825
   Non-admitted deferred tax - adjustments to
      December 31, 2005 surplus                                --     (105,011)    105,011
                                                       ----------   ----------   ---------
      ADMITTED DEFERRED TAX ASSETS                        689,483      458,028     231,455
                                                       ----------   ----------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                              (236,490)    (115,317)   (121,173)
   Partnership adjustments                                     --       (4,047)      4,047
   Other temporary differences                            (31,093)     (30,157)       (936)
                                                       ----------   ----------   ---------
   GROSS DEFERRED TAX LIABILITIES                        (267,583)    (149,521)   (118,062)
                                                       ----------   ----------   ---------
      NET ADMITTED DEFERRED TAX ASSETS                 $  421,900   $  308,507   $ 113,393
                                                       ==========   ==========   =========
   Gross deferred tax assets                            1,236,352    1,252,733     (16,381)
   Gross deferred tax liabilities                        (267,583)    (149,521)   (118,062)
                                                       ----------   ----------   ---------
   NET DEFERRED TAX ASSETS                             $  968,769   $1,103,212    (134,443)
                                                       ==========   ==========
   Income tax effect of unrealized capital (gains) /
      losses                                                                       121,173
                                                                                 ---------
   CHANGE IN NET DEFERRED INCOME TAXES                                           $ (13,270)
                                                                                 =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2006 are as follows:

                                                         2006                     2005                    2004
                                                ----------------------   ---------------------   ---------------------
                                                                TAX                     TAX                     TAX
                                                  AMOUNT       EFFECT      AMOUNT      EFFECT      AMOUNT      EFFECT
                                                ----------   ---------   ---------   ---------   ---------   ---------
Income before federal income taxes              $1,271,556   $ 445,045   $(408,280)  $(142,898)  $  53,728   $  18,805
Book to Tax Adjustments:
   Tax exempt income and dividends received
      deduction, net of proration                 (455,068)   (159,274)   (296,930)   (103,926)   (218,683)    (76,539)
   Intercompany dividends                          (21,938)     (7,678)    (11,240)     (3,934)    (13,070)     (4,574)
   Change in non-admitted assets                   132,784      46,474     (54,557)    (19,095)   (532,948)   (186,532)
   Federal income tax adjustment - prior year           --          --     (26,603)     (9,311)     70,748      24,762
   Remediation adjustments                         (17,777)     (6,222)   (103,837)    (36,343)     71,983      25,194
   Contingent tax reserves                              --          --     (62,180)    (21,763)         --          --
   Foreign tax credits                                  --     (14,104)         --     (52,544)         --     (63,765)
   Other                                             3,953       1,384       1,802         631      (1,451)       (507)
                                                ----------   ---------   ---------   ---------   ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS                  (358,046)   (139,420)   (553,545)   (246,285)   (623,421)   (281,961)
                                                ----------   ---------   ---------   ---------   ---------   ---------
FEDERAL TAXABLE INCOME                          $  913,510   $ 305,625   $(961,825)  $(389,183)  $(569,693)  $(263,156)
                                                ==========   =========   =========   =========   =========   =========
Current federal income tax expense                           $ 263,263               $(243,047)              $  86,311
Income tax on net realized capital gains                        29,092                  20,492                  13,604
Change in deferred income taxes                                 13,270                (166,628)               (363,072)
                                                             ---------               ---------               ---------
Total federal income tax exepense (benefit)                  $ 305,625               $(389,183)              $(263,157)
                                                             =========               =========               =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $222,388
First preceding year   $     --

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2006, 2005 and 2004. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $372,256 and ($43,213) during 2006 and 2005.

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $9,000, $6,500 and $9,800 for the years ended December 31, 2006, 2005 and
     2004, respectively.

B.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. During 2006, 2005 and 2004, AIG allocated $6,242, $2,177 and $295, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

     POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2006 and 2005 were $184,884 and $140,100, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $282 in 2006 and $200 in 2005 and $0 in 2004.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2006, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2006                2005                2004
     ------------------                        -----------------   -----------------   -----------------
     Discount rate                                   6.00%               5.50%               5.75%
     Rate of compensation increase (average)         4.25%               4.25%               4.25%
     Measurement date                          December 31, 2006   December 31, 2005   December 31, 2004
     Medical cost trend rate                          N/A                 N/A                 N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2006 and 2005 represented by each item below is as follows:

                                     2006           2005
                                 -----------    -----------
     Unrealized gains            $ 2,013,671    $ 1,725,717
     Non-admitted asset values   $(1,448,058)   $(1,378,106)
     Provision for reinsurance   $  (128,824)   $  (210,152)

     During 2005, the board of directors of AIG authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2006 reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2006, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2006) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2006, the maximum dividend payment, which may be made without prior approval during 2007, is approximately $621,185.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court is currently considering, under standards mandated by the Alabama Supreme Court, whether a class action can be certified and whether the defendants in the case brought by the intervenors should be dismissed.

     On September 2, 2005, certain AIG companies including American Home Assurance Company (American Home), AIU Insurance Company (AIUI) and New Hampshire Insurance Company (NHIC) (the AIG Plaintiffs) sued The Robert Plan Corporation (RPC), an agency servicing personal auto assigned risk business, certain affiliated entities, and two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. As of December 31, 2005, RPC was terminated as the AIG Plaintiffs' agent with respect to claims administration of the personal auto assigned risk business, and as of March 31, 2006, RPC was terminated as the AIG Plaintiffs' agent with respect to underwriting of personal auto assigned risk business. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. Each side then filed a partial motion to dismiss some of the counts asserted by the other side. RPC also moved for summary judgment on one of its breach of contract causes of action (relating to RPC's assertion that the AIG Plaintiffs are responsible to pay approximately $7,000 of RPC's income taxes). On April 10, 2007, the Court granted the AIG Plaintiffs' motion with respect to four of RPC's counterclaims and denied the rest of the motion; granted RPC's motion to dismiss with respect to two of the AIG Plaintiffs' claims and denied the rest; and denied RPC's motion for summary judgment on the tax issue. Additionally, on February 8, 2007, the AIG Plaintiffs moved for leave to amend their complaint against RPC and to add Lincoln General Insurance Company and Kingsway Financial Services Inc. as additional defendants, alleging tortious interference with contract claims related to certain transactions between those entities and RPC. Following the production of certain documents by RPC, on March 7, 2007, the AIG Plaintiffs filed another motion for leave to amend their complaint to add additional claims against RPC, individual shareholders of RPC and Lincoln General, including claims for breach of covenants, tortious interference with contract and fraudulent conveyance. The motion also seeks a preliminary injunction prohibiting RPC from paying creditors other than ordinary course trade creditors. The AIG Plaintiffs' motion is scheduled to be heard on May 3, 2007. The AIG Plaintiffs believe RPC's counterclaims, including its previously asserted counterclaim for fraud, are without merit and intend to defend them vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of April 23, 2007, eligible policyholders entitled to receive approximately $358,600 (or 95.6%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. Amounts remaining in the Excess Casualty Fund may be used by AIG to settle claims from other policyholders relating to such practices through January 31, 2008, after which they will be distributed pro rata to participating policyholders.

     Various state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. It is possible that additional civil or regulatory proceedings will be filed.

     Specifically, on February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The complaint claims that AIG thereby violated Minnesota state law prohibiting unfair and deceptive practices, that AIG violated Minnesota state law prohibiting uniform deceptive trade practices, that AIG violated Minnesota's Prevention of Fraud Act, that AIG is liable for common law fraud, and that AIG is liable under a theory of unjust enrichment. The State of Minnesota seeks injunctive relief, damages, penalties and interest. By agreement of the parties, AIG's time to answer the complaint in this action or otherwise move with respect to the complaint was extended indefinitely to permit the parties to pursue settlement.

     Moreover, the National Workers Compensation Reinsurance Pool, on behalf of its participant members, has communicated to AIG that such members may assert claims with respect to the underpayment of residual market assessments on workers compensation premium. In addition, several state insurance guaranty associations and funds have communicated that they may assert claims with respect to the Company's underreporting of workers compensation premium. And, in August 2006, the National Association of Insurance Commissioners (the NAIC) formed a Settlement Review Working Group to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In April 2007, the NAIC Settlement Review Working Group commenced its own investigation into the Company's underreporting of workers compensation premium, which is being directed by the State of Indiana.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     for insurance coverage and with regard to the practices involving compensation paid to insurance producers in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint that names AIG and the following additional AIG subsidiaries as defendants:
     AIUI, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, NHIC, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania (the Commercial Complaint). Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA (the Employee Benefits Complaint). On October 3, 2006, the District Court reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss these complaints. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants, filed renewed motions to dismiss on November 30, 2006. On April 5, 2007, the Court granted the defendants' renewed motions to dismiss the Commercial and Employee Benefits Complaints with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that are part of the multidistrict litigation until any renewed motions to dismiss the amended complaints are resolved. On April 19, 2007, plaintiffs sought an additional 30 days in which to file amended complaints, and on April 23, 2007, the Court gave plaintiffs an additional 15 days. Accordingly, plaintiffs' amended complaints are due on May 22, 2007.

     A number of complaints making allegations similar to those in the Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multidistrict litigation. The AIG defendants have also sought to have state court actions making similar allegations stayed pending resolution of the multidistrict litigation.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC is appealing the class certification ruling and is seeking an appeal from the jurisdictional ruling. AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     The Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2006, 2005 and 2004, gross and net of reinsurance credits, are as follows:

                                                          Asbestos Losses                 Environmental Losses
                                                ----------------------------------   ------------------------------
                                                   2006         2005        2004       2006       2005       2004
                                                ----------   ----------   --------   --------   --------   --------
     Direct:
     Loss and LAE reserves, beginning of year   $1,087,625   $  693,044   $257,696   $288,676   $256,889   $185,969
        Incurred losses and LAE                    159,878      489,955    507,688    (75,819)    63,051    111,636
        Calendar year paid losses and LAE         (149,366)     (95,374)   (72,340)   (34,473)   (31,264)   (40,715)
                                                ----------   ----------   --------   --------   --------   --------
     LOSS AND LAE RESERVES, END OF YEAR         $1,098,137   $1,087,625   $693,044   $178,384   $288,676   $256,890
                                                ==========   ==========   ========   ========   ========   ========
     Assumed:
     Loss and LAE reserves, beginning of year   $   97,399   $   90,162   $ 32,780   $  6,561   $  6,626   $  8,074
        Incurred losses and LAE                     14,332       14,722     62,592     (1,462)       830       (556)
        Calendar year paid losses and LAE          (14,387)      (7,485)    (5,209)      (151)      (895)      (892)
                                                ----------   ----------   --------   --------   --------   --------
     LOSS AND LAE RESERVES, END OF YEAR         $   97,344   $   97,399   $ 90,163   $  4,948   $  6,561   $  6,626
                                                ==========   ==========   ========   ========   ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of year   $  518,246   $  348,261   $103,262   $134,977   $142,025   $ 80,833
        Incurred losses and LAE                     83,696      209,273    275,687    (22,324)    16,410     82,751
        Calendar year paid losses and LAE          (68,837)     (39,288)   (30,688)   (20,443)   (23,458)   (21,559)
                                                ----------   ----------   --------   --------   --------   --------
     LOSS AND LAE RESERVES, END OF YEAR         $  533,105   $  518,246   $348,261   $ 92,210   $134,977   $142,025
                                                ==========   ==========   ========   ========   ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2006 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   LEASES

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. In 2006 and 2005, the total lease expense was $38.5 million and $34.8 million, respectively.

     At January 1, 2007, the minimum annual aggregate rental commitments are as follows:

     2007                           $ 40,630
     2008                             40,143
     2009                             37,875
     2010                             37,367
     2011                             35,585
     Thereafter                      253,990
                                    --------
     TOTAL MINIMUM LEASE PAYMENTS   $445,590
                                    ========

     Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

     The Company is not involved in any material sales-leaseback transactions.

D.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2006, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2006, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $781,163 and included unrecorded loss contingencies of $758,100.

     As part of its private equity portfolio investment the Company may be called upon for an additional capital investment of up to $640,408, as of December 31, 2006. The Company expects only a small portion of this

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     portfolio will be called during 2007.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2006, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2006        2005        2004
     ------------------      ---------   ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)   (386,704)
                             ---------   ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479   $  61,479
                             =========   =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina     August 2005           4      Louisiana / Central Gulf Coast       $183,337
     Rita        September 2005        3      Southwestern Louisiana and Texas       47,890
     Wilma       October 2005          3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2006 and 2005, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,833,600 and $3,700,000, respectively. As of December 31, 2006 and 2005, the amount billed and recoverable on paid claims amounted to $332,913 and $397,395, respectively, of which $19,716 and $16,600, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2006, 2005 and 2004, policyholder dividends amounted to $1,344, $19 and $532, respectively, and were reported as Other Gains in the accompanying statements of income.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2006 and 2005, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     OTHER ADMITTED ASSETS                            2006        2005
     ---------------------                         ---------   ---------
     Guaranty funds receivable or on deposit       $  18,220   $  20,098
     Loss funds on deposit                            92,573      71,016
     Outstanding loss drafts - suspense accounts     489,807     509,571
     Accrued recoverables                              4,691       6,780
     Other                                             3,176      17,681
     Allowance for doubtful accounts                (429,224)   (446,746)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 179,243   $ 178,400
                                                   =========   =========

     Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2006 the Company's liability for insolvency assessments amounted to $31,000 with a related asset for premium tax credits of $18,200. Of the amount accrued, the Company expects to pay approximately $12,800 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,100 of premium tax offset credits and the associated liability in years two through five. The remaining $6,100 will be realized between years five and ten.

     The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2006 and 2005, the Company had established an allowance for doubtful accounts of $429,224 and $446,746, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2006 and 2005, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other Liabilities                                    2006       2005
-----------------                                  --------   --------
Other liabilities, includes suspense accounts,
   expense account balances and certain accruals   $107,092   $175,986
Accrued retrospective premiums                       77,001     50,624
Accounts payable                                     23,744     23,160
Deferred commission earnings                         10,039     37,787
Service carrier liability                             2,336      5,919
Retroactive reinsurance payable                     (14,859)   (12,171)
Amounts withheld or retained by company for
   account of others                                 28,058     31,331
Policyholder funds on deposit                        11,572     12,578
Loss clearing                                        12,165     13,610
Liability for pension and severance pay               2,705      4,945
Remittances and items not allocated                  37,240         --
                                                   --------   --------
TOTAL OTHER LIABILITIES                            $297,093   $343,769
                                                   ========   ========

NOTE 14 - SUBSEQUENT EVENTS

On January 24, 2007, the Company's Ultimate Parent announced that it had submitted a letter to the board of directors of 21st Century Insurance Group (21st Century) proposing to acquire the outstanding 38.16% publicly held shares of 21st Century for $19.75 per share in cash. The Ultimate Parent and its subsidiaries own approximately 61.84% of the outstanding shares of 21st Century, including 16.65% of the outstanding shares that are owned by the Company. The aggregate cash consideration payable by the Ultimate Parent would be approximately $690 million. Following the transaction, the Ultimate Parent and its subsidiaries will own 100% of 21st Century.

In February 2007, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2006 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2006 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2005 surplus position. A similar CMA existed for 2004, which was superseded by the 2005 agreement.

Subject to regulatory approval, AIP will be removed from the National Union inter-company pooling agreement and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)

added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

On March 30th, 2007, the Company paid a dividend of $500,000 to its parent, AIG Commercial Insurance Group, Inc.

Note 15 - Events (Unaudited) Subsequent to the Date of the Independent Auditor's Report

On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.32% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries now own 100% of 21st Century, and 21st Century requested that the New York Stock Exchange delist its shares. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $71 million to the Company's policyholders surplus between December 31, 2006 and September 30, 2007.

On May 24, 2007, the National Council on Compensation Insurance, Inc. (the
NCCI), in its capacity as attorney-in-fact for the participating companies of the National Workers Compensation Reinsurance Pool (the NWCRP), commenced an action in the United States District Court for the Northern District of Illinois (the Illinois Action) against AIG and certain of its subsidiaries, including the Company, alleging claims for fraud, breach of contract and violation of the federal anti-racketeering statute in connection with the underreporting of workers compensation premium. The Illinois Action purports to seek in excess of $1 billion in damages. Also on May 24, 2007, AIG and certain of its subsidiaries, including the Company, commenced an action in the Supreme Court of the State of New York (the New York Action) against the NWCRP and the NCCI that sought a declaratory judgment confirming that the workers compensation fund established in connection with AIG's settlement with the New York Attorney General and New York Department of Insurance is sufficient to compensate any claims by the NWCRP and its members in connection with the underreporting of workers compensation premium, and quantifying the related obligations to such parties. On August 6, 2007, the Court denied AIG's motion seeking to have the federal court abstain in the Illinois Action in favor of the parallel New York Action, dismiss the complaint on forum non conveniens grounds or transfer venue to the Southern District of New York. The Court granted the NWCRP and NCCI's motion to dismiss the New York Action on November 20, 2007, and AIG's motion to dismiss the Illinois Action was denied on December 26, 2007. . Discovery in the Illinois Action is proceeding.

On July 17, 2007, the Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association, Inc. commenced an action in the United States District Court for the District of Minnesota against AIG and certain of its subsidiaries, including the Company, alleging claims for common law fraud, unjust enrichment and violation of the federal anti-racketeering statute in connection with the underreporting of workers compensation premium. AIG and the Company moved to dismiss the complaint on August 6, 2007.

In December 2007, the parties settled the previously disclosed litigation brought against AIG and certain of its subsidiaries by the Attorney General of the State of Minnesota, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

On August 24, 2007, the Ohio Attorney General filed a complaint against AIG and a number of its subsidiaries, as well as several other broker and insurer defendants, asserting violations of Ohio's antitrust laws. The complaint alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $500 per day penalty for each day of conspiratorial conduct. AIG moved to dismiss the complaint on November 16, 2007.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2006, 2005 AND 2004

                                 (000'S OMITTED)


In July 2007, in the previously disclosed dispute between certain AIG companies (the AIG Plaintiffs) and the Robert Plan Corporation (RPC), RPC (along with Eagle and Newark, two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100 million, unspecified punitive damages, declaratory relief, and imposition of a constructive trust. The parties agreed to stay this action pending judicial resolution of whether RPC has the authority to direct Eagle and Newark to bring the claims asserted in this action, and the Court entered a Consent Order to that effect on December 7, 2007.

On September 26, 2007, in the previously pending New York action, the Court granted the AIG Plaintiffs' motion for leave to amend their complaint against RPC and to add claims against certain individual shareholders of RPC and issued an injunction prohibiting those individual shareholders of RPC from loaning RPC additional funds. The Court denied the AIG Plaintiffs' motion to amend their complaint to add claims against Lincoln General Insurance Company (Lincoln General) and denied the AIG Plaintiffs' motion for an injunction against RPC and Lincoln General. The Court determined leave against Lincoln General to be unwarranted at this time because, the Court found, the AIG Plaintiffs have not to date suffered any actual injury arising out of Lincoln General's conduct. The Court indicated, however, that the AIG Plaintiffs might later be entitled to leave to bring their claims against Lincoln General at such time as they sustain such injury. On November 30, 2007 RPC (i) moved for leave to reargue the Court's April 10, 2007 dismissal of two of RPC's counter-claims or, in the alternative, for leave to replead those dismissed counter-claims and (ii) noticed an appeal of the Court's dismissal of those two counter-claims. The AIG Plaintiffs have opposed RPC's motion.

On August 31 and September 28, 2007, in the previously disclosed multidistrict litigation arising out of allegations concerning bidding practices for insurance coverage and compensation paid to insurance producers in certain sectors of the insurance industry, the Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims. The Court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the Court granted defendants' motion for summary judgment on the remaining ERISA claims, and the Court has indicated that it will dismiss the related state law claims in the Employee Benefits Complaint. The Court's dismissals of the federal antitrust and RICO claims are currently on appeal to the United States Court of Appeals for the Third Circuit.


In connection with the previously disclosed state reviews of certain practices of AIG and its subsidiaries, including the Company, and in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions, on January 29, 2008 AIG reached settlements, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12.5 million to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.


On January 25, 2008, in the previously disclosed class action lawsuit which alleges that AIG Domestic Claims, Inc. ("AIGDC") failed to comply with certain provision of the Louisiana Any Willing Provider Act, plaintiffs and AIGDC agreed to resolve this action on a class wide basis for $28,750,000. On that date the Court preliminarily approved the settlement and will hold a final approval hearing on May 29, 2008.

The Company cannot currently predict the outcome or reasonably estimate the potential costs related to these matters. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                        Page
                                                                      Number(s)
                                                                      ---------

 Consolidated Balance Sheet (Unaudited) - September 30,
   2007, December 31, 2006...........................................  1 to 2

 Consolidated Statement of Income and Comprehensive Income
   (Unaudited) - Nine Months Ended September 30, 2007 and 2006.......       3

 Consolidated Statement of Cash Flows (Unaudited) - Nine Months
   Ended September 30, 2007 and 2006.................................  4 to 5

 Notes to Consolidated Financial Statements (Unaudited)..............  6 to 9

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEET
                                  (Unaudited)



                                                     September 30, December 31,
                                                         2007          2006
                                                     ------------- ------------
                                                           (In millions)
 ASSETS
 Investments and cash
    Cash............................................    $   146      $   108
    Short-term investments..........................         20           20
    Bonds, notes and redeemable preferred
      stocks:
        Available for sale, at fair value
          (amortized cost: 2007 - $25,359; 2006
          - $27,327)................................     25,411       27,735
        Hybrid securities, at fair value
          (amortized cost: 2007 - $85; 2006 -
          $106).....................................         91          103
        Trading securities, at fair value
          (cost: 2007 - $110; 2006 - $136)..........        108          133
    Common stocks and non-redeemable preferred
      stocks:
        Available for sale, at fair value
          (cost: 2007 - $75; 2006 - $29)............        121           65
        Trading securities, at fair value
          (cost: 2007 - $1; 2006 - $1)..............          1            1
    Mortgage loans..................................      4,313        3,412
    Policy loans....................................      1,037        1,007
    Partnerships and other invested assets..........      2,892        2,126
    Securities lending collateral...................     10,261       10,036
                                                        -------      -------
    Total investments and cash......................     44,401       44,746
    Variable annuity assets held in separate
      accounts......................................     30,138       27,262
    Accrued investment income.......................        427          415
    Deferred acquisition costs and cost of
      insurance purchased...........................      1,986        1,851
    Deferred bonus interest.........................         74           45
    Income taxes receivable.........................         --            8
    Receivable from brokers.........................         54           31
    Other assets....................................         86           81
                                                        -------      -------
    TOTAL ASSETS....................................    $77,166      $74,439
                                                        =======      =======



         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEET (Continued)
                                  (Unaudited)



                                                    September 30, December 31,
                                                        2007          2006
                                                    ------------- ------------
                                                          (In millions)
 LIABILITIES AND SHAREHOLDER'S EQUITY
 Reserves, payables and accrued liabilities
    Reserves for fixed annuity contracts...........    $30,411      $30,693
    Income taxes currently payable.................         50           --
    Securities lending payable.....................     10,494       10,036
    Payable to brokers.............................         67            4
    Other liabilities..............................        402          327
                                                       -------      -------
    Total reserves, payables and accrued
      liabilities..................................     41,424       41,060
 Variable annuity liabilities related to separate
   accounts........................................     30,138       27,262
 Deferred income taxes.............................        708          886
                                                       -------      -------
    Total liabilities..............................     72,270       69,208
                                                       -------      -------
 Shareholder's equity
    Common stock, $1 par value; 5,000,000 shares
      authorized; 3,575,000 shares issued..........          4            4
    Additional paid-in capital.....................      1,644        1,613
    Retained earnings..............................      3,234        3,336
    Accumulated other comprehensive income.........         14          278
                                                       -------      -------
    Total shareholder's equity.....................      4,896        5,231
                                                       -------      -------
 TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY........    $77,166      $74,439
                                                       =======      =======



         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                                  (Unaudited)



                                                                  Nine Months
                                                                     Ended
                                                                 September 30,
                                                                --------------
                                                                 2007    2006
                                                                ------  ------
                                                                 (In millions)
 REVENUES
    Investment income                                           $1,720  $1,693
    Fee income
        Variable annuity fees                                      259     227
        Other fee income                                            73      57
    Net realized investment losses                                (229)   (128)
                                                                ------  ------
    Total revenues                                               1,823   1,849
                                                                ------  ------
 BENEFITS AND EXPENSES
    Interest credited to fixed annuity contracts                   875     862
    General and administrative expenses, net of deferrals          126     116
    Amortization of deferred acquisition costs                      98      85
    Annual commissions, net of deferrals                            57      55
    Guaranteed minimum death benefits                                2       3
                                                                ------  ------
    Total benefits and expenses                                  1,158   1,121
                                                                ------  ------
 PRETAX INCOME                                                     665     728

 Income tax expense                                                206     225
                                                                ------  ------
 NET INCOME                                                     $  459  $  503
                                                                ------  ------
 OTHER COMPREHENSIVE INCOME
    Net unrealized losses on invested assets arising
      during the current period                                 $ (640) $ (307)
    Reclassification adjustment for net realized losses
      included in net income                                       135     101
    Adjustment to deferred acquisition costs                        97      63
    Deferred income tax benefit                                    144      54
                                                                ------  ------
 OTHER COMPREHENSIVE LOSS                                         (264)    (89)
                                                                ------  ------
 COMPREHENSIVE INCOME                                           $  195  $  414
                                                                ======  ======



         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (Unaudited)



                                                              Nine Months Ended
                                                                September 30,
                                                              ----------------
                                                                2007     2006
                                                              -------  -------
                                                                (In millions)
 CASH FLOWS FROM OPERATING ACTIVITIES
    Net income............................................... $   459  $   503
    Adjustments to reconcile net income to net cash
      provided by operating activities:
    Interest credited to fixed annuity contracts.............     875      862
    Net realized investment losses...........................     229      128
    Equity in income of partnerships and other invested
      assets.................................................    (119)    (105)
    Amortization of premium and discount on securities.......     762      (34)
    Provision for deferred income taxes......................     (14)      28
    Changes in:
        Trading securities at fair value.....................      25       14
        Hybrid securities at fair value......................      12       40
        Accrued investment income............................     (12)     (25)
        Deferred acquisition costs...........................     (67)     (51)
        Income taxes currently receivable/payable............      58      (49)
        Other liabilities....................................      70        3
    Other, net...............................................       9        5
                                                              -------  -------
 NET CASH PROVIDED BY OPERATING ACTIVITIES...................   2,287    1,319
                                                              -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
    Purchases and issuances of:
        Bonds, notes and redeemable preferred stocks
          available for sale.................................  (5,735)  (5,327)
        Mortgage loans.......................................  (1,179)    (703)
        Other investments, excluding short-term
          investments........................................  (2,838)  (1,968)
    Sales of:
        Bonds, notes and redeemable preferred stocks
          available for sale.................................   6,612    5,275
        Other investments, excluding short-term
          investments........................................   2,144    1,550
    Redemptions and maturities of:
        Bonds, notes and redeemable preferred stocks
          available for sale.................................     156      768
        Mortgage loans.......................................     279      147
    Change in short-term investments.........................      --        9
    Change in securities lending collateral..................    (495)    (961)
                                                              -------  -------
 NET CASH USED IN INVESTING ACTIVITIES.......................  (1,056)  (1,210)
                                                              -------  -------



         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                                  (Unaudited)



                                                              Nine Months Ended
                                                                September 30,
                                                              ----------------
                                                                2007     2006
                                                              -------  -------
                                                                (In millions)
 CASH FLOWS FROM FINANCING ACTIVITIES
    Deposits on fixed annuity contracts...................... $ 1,830  $ 1,828
    Net exchanges to (from) the fixed accounts of variable
      annuity contracts......................................    (118)     221
    Withdrawal payments on fixed annuity contracts...........  (2,722)  (2,444)
    Claims and annuity payments on fixed annuity contracts...    (147)    (149)
    Change in securities lending payable.....................     458      961
    Capital contributions from Parent........................      31       --
    Dividends paid to Parent.................................    (525)    (300)
                                                              -------  -------
 NET CASH (USED IN)PROVIDED BY FINANCING ACTIVITIES..........  (1,193)     117
                                                              -------  -------
 NET INCREASE IN CASH........................................      38      226
 CASH AT BEGINNING OF PERIOD.................................     108       56
                                                              -------  -------
 CASH AT END OF PERIOD....................................... $   146  $   282
                                                              =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid........................................ $   165  $   245
                                                              =======  =======



         See accompanying notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF PRESENTATION

   The Variable Annuity Life Insurance Company (the "Company") is a direct wholly owned subsidiary of American General Life Insurance Company (the "Parent"), which is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG").

   The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions are particularly significant with respect to investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

   These unaudited condensed consolidated financial statements do not include certain financial information required by GAAP for complete financial statements and should be read in conjunction with the audited consolidated financial statements and the related notes for the year ended December 31, 2006. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair statement of the financial statements have been included. The nature of the Company's business is such that the results of any interim period are not necessarily indicative of results for a full year. In presenting the financial statements, management makes estimates that affect the reported amounts and disclosures in the financial statements. Therefore, actual results could differ from those estimates and could have a material impact on the financial statements.

2. INVESTMENTS

   In 2007, the Company recorded realized losses of approximately $36.7 million related to the securities lending collateral investments, primarily from the sale of mortgage-backed bonds held as collateral investments. The Company's ultimate parent, AIG, deposited funds in the collateral pool equal to the losses incurred from sales between August 1 and September 28, 2007, and the Company recorded its allocated portion of such funds as a capital contribution of $30.7 million.

   As of September 30, 2007, the Company's securities lending collateral investments had a net unrealized loss of $232.5 million. AIG has agreed to make additional contributions up to a specified aggregate limit to offset losses incurred by its insurance subsidiaries from securities lending collateral investments.

3. RECENTLY ISSUED ACCOUNTING STANDARDS

   On September 19, 2005, the American Institute of Certified Public Accountants issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                  (Continued)

3. RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

   05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The provisions of SOP 05-1 became effective as of January 1, 2007. The adoption of SOP 05-1 had no impact on the Company's consolidated financial condition or its consolidated results of operations.

   On July 13, 2006, the FASB issued FASB Interpretation 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The adoption of FIN 48 had no impact on the Company's consolidated financial condition or its consolidated results of operations.

   On July 13, 2006, the FASB issued FASB Staff Position ("FSP") No. 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. FSP 13-2 is effective for fiscal years beginning after December 15, 2006. Upon adoption, the Company recorded a $36.2 million decrease to the opening balance of retained earnings, net of tax, as of January 1, 2007 to reflect the cumulative effect of this change in accounting. The adoption of this guidance did not have a material effect on the Company's results of operations in 2007.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 will be effective January 1, 2008. The Company is currently assessing the effect of implementing this guidance.

   In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                  (Continued)

3. RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

   designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 will be effective January 1, 2008. The Company is currently assessing the effect of implementing this guidance, which directly depends on the nature and extent of eligible items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

4. COMMITMENTS AND CONTINGENT LIABILITIES

   At September 30, 2007, the Company had unfunded investment commitments totaling $764.9 million, of which $675.7 million was committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so. The Company also had $4.4 million in commitments related to low income housing tax credit property investments outstanding at September 30, 2007 that are being reported as a component of borrowed money. The remaining unfunded commitments include $89.2 million associated with investments in mortgage loans. These have commitment periods of less than five years.

   The Company and various affiliates are parties to an inter-affiliate credit agreement ("the Credit Agreement"), under which the Company commits to make loans to AIG in amounts aggregating to not more than $65 million. Such loans may take the form of variable rate loans that pay interest at the higher of the federal funds rate plus 0.5% or the prime rate, or fixed rate loans that pay interest based on LIBOR plus a specified margin. AIG has the option at the commitment termination date to convert any outstanding loan balances to one-year term loans. The commitment termination date stated in the Credit Agreement is October 26, 2007, but may be extended by agreement of the parties. The Company receives annual facility fees of .03% on its commitment and a .05% utilization fee on aggregate outstanding loan balances that equal or exceed 50% of the aggregate commitment. On September 7, 2007 the agreement was extended by agreement of the parties. The commitment amount for the Company increased to $150 million, the commitment termination date is now September 6, 2008 and the Company will receive annual facility fees of .025% on its commitment. There were no borrowings outstanding under the Credit Agreements as of September 30, 2007 or December 31, 2006.

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI").` The settlements resolved investigations conducted by the SEC, NYAG and DOI against AIG and concluded negotiations with these authorities and the DOJ in connection with accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                  (Continued)

4. COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

   workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained permission from the SEC to continue to provide its variable annuities.

   Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

   Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

   The Company has various leases, primarily for office space and equipment. Lease expense and future minimum lease commitments under these operating leases are not significant to the Company's consolidated results of operations or financial condition.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                                  (Unaudited)
                 For the Nine Months Ended September 30, 2007

                                   Contents

Statements of Net Assets and Operations.....................  2
Schedule of Portfolio Investments........................... 12
Statements of Changes in Net Assets......................... 14
Notes to Financial Statements............................... 42

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                            Statement of Operations
                                  (Unaudited)


                                            VALIC           VALIC          VALIC           VALIC
                                          Company I       Company I      Company I       Company I           VALIC
                                           Capital         Capital         Money           Money           Company I
                                         Conservation    Conservation     Market I        Market I          Mid Cap
STATEMENT OF ASSETS AND LIABILITIES          Fund            Fund           Fund            Fund           Index Fund
As of September 30, 2007                  Division 1      Division 7     Division 2      Division 6        Division 4
-----------------------------------      ------------  ---------------  ------------  ----------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $  2,942,042  $   172,730,620  $  1,492,642  $    447,138,523  $  2,965,818,360
   Balance Due From (To) VALIC General
     Account, Net.......................           69          (22,413)        1,447           983,023         1,391,351
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............         (419)         312,234        (1,477)         (601,718)        1,649,870
                                         ------------  ---------------  ------------  ----------------  ----------------
Net Assets & Liabilities................ $  2,941,692  $   173,020,441  $  1,492,612  $    447,519,828  $  2,968,859,581
                                         ============  ===============  ============  ================  ================
Contract Owner Reserves and Capital
  Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $  2,941,692  $   172,872,312  $  1,492,612  $    447,496,435  $  2,967,477,812
   Reserves For Annuity Contracts On
     Benefit............................           --          148,129            --            23,393         1,381,769
                                         ------------  ---------------  ------------  ----------------  ----------------
Total Contract Owner Reserves...........    2,941,692      173,020,441     1,492,612       447,519,828     2,968,859,581
   Capital Surplus......................           --               --            --                --                --
                                         ------------  ---------------  ------------  ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $  2,941,692  $   173,020,441  $  1,492,612  $    447,519,828  $  2,968,859,581
                                         ============  ===============  ============  ================  ================
Net Assets Attributable To:
   Accumulation Units Outstanding....... $  2,941,692  $   172,872,312  $  1,492,612  $    447,496,435  $  2,967,477,812
   Contracts in Payout (Annuitization)
     Period.............................           --          148,129            --            23,393         1,381,769
   Funds Retained in Separate Account A
     by VALIC...........................           --               --            --                --                --
                                         ------------  ---------------  ------------  ----------------  ----------------
Total Net Assets........................ $  2,941,692  $   173,020,441  $  1,492,612  $    447,519,828  $  2,968,859,581
                                         ============  ===============  ============  ================  ================
Total Units Outstanding.................  549,321.461   59,708,506.500   438,878.756   211,604,906.486   266,355,983.290
                                         ============  ===============  ============  ================  ================

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds.......... $         --  $            --  $     54,858  $     14,784,356  $             --
Expenses:
   Mortality And Expense Risk Charge....       23,616        1,342,938        11,542         2,956,492        20,266,845
   Reimbursements Of Expenses...........           --               --            --                --                --
                                         ------------  ---------------  ------------  ----------------  ----------------
Net Investment Income (Loss)............ $    (23,616) $    (1,342,938) $     43,316  $     11,827,864  $    (20,266,845)
                                         ------------  ---------------  ------------  ----------------  ----------------
Net Realized Gains (Losses) On
  Investments:
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $     27,084  $     2,098,011  $         --  $             --  $     56,124,517
   Realized Gain Distributions From
     Mutual Funds.......................           --               --            --                --                --
                                         ------------  ---------------  ------------  ----------------  ----------------
Net Realized Gains (Losses).............       27,084        2,098,011            --                --        56,124,517
                                         ------------  ---------------  ------------  ----------------  ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......       47,655        2,685,361            --                --       220,770,183
                                         ------------  ---------------  ------------  ----------------  ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $     51,123  $     3,440,434  $     43,316  $     11,827,864  $    256,627,855
                                         ============  ===============  ============  ================  ================


                                              VALIC            VALIC
                                            Company I        Company I
                                              Asset          Government
                                            Allocation       Securities
STATEMENT OF ASSETS AND LIABILITIES            Fund             Fund
As of September 30, 2007                    Division 5       Division 8
-----------------------------------      ---------------  ---------------
Assets and Liabilities:
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $   174,135,419  $    95,601,277
   Balance Due From (To) VALIC General
     Account, Net.......................        (193,400)        (181,899)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............         402,309          305,593
                                         ---------------  ---------------
Net Assets & Liabilities................ $   174,344,328  $    95,724,971
                                         ===============  ===============
Contract Owner Reserves and Capital
  Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $   174,132,785  $    95,476,404
   Reserves For Annuity Contracts On
     Benefit............................         211,543          248,567
                                         ---------------  ---------------
Total Contract Owner Reserves...........     174,344,328       95,724,971
   Capital Surplus......................              --               --
                                         ---------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus....................... $   174,344,328  $    95,724,971
                                         ===============  ===============
Net Assets Attributable To:
   Accumulation Units Outstanding....... $   174,132,785  $    95,476,404
   Contracts in Payout (Annuitization)
     Period.............................         211,543          248,567
   Funds Retained in Separate Account A
     by VALIC...........................              --               --
                                         ---------------  ---------------
Total Net Assets........................ $   174,344,328  $    95,724,971
                                         ===============  ===============
Total Units Outstanding.................  32,060,610.295   33,697,819.819
                                         ===============  ===============

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds.......... $            --  $            --
Expenses:
   Mortality And Expense Risk Charge....       1,269,258          701,916
   Reimbursements Of Expenses...........              --               --
                                         ---------------  ---------------
Net Investment Income (Loss)............ $    (1,269,258) $      (701,916)
                                         ---------------  ---------------
Net Realized Gains (Losses) On
  Investments:
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $      (723,226) $    (1,192,841)
   Realized Gain Distributions From
     Mutual Funds.......................              --               --
                                         ---------------  ---------------
Net Realized Gains (Losses).............        (723,226)      (1,192,841)
                                         ---------------  ---------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......      14,168,163        4,716,265
                                         ---------------  ---------------
Increase (Decrease) In Net Assets From
  Operations............................ $    12,175,679  $     2,821,508
                                         ===============  ===============


  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)


                                                            VALIC                                              VALIC
                                              VALIC       Company I         VALIC             VALIC          Company I
                                         Company I Stock    Stock         Company I      Company I Stock   International
                                              Index         Index        Stock Index          Index          Equities
STATEMENT OF ASSETS AND LIABILITIES.....      Fund           Fund            Fund             Fund             Fund
As of September 30, 2007................  Division 10A   Division 10B    Division 10C     Division 10D      Division 11
---------------------------------------  --------------- ------------  ----------------  --------------- ----------------
Assets and Liabilities:.................
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $  224,837,967  $ 19,838,131  $  4,773,737,284  $   26,055,692  $  1,070,601,822
   Balance Due From (To) VALIC General
     Account, Net.......................         31,066       (90,652)         (476,272)         (1,597)          198,322
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............        (15,104)       72,847         5,036,168             544         1,090,983
                                         --------------  ------------  ----------------  --------------  ----------------
Net Assets & Liabilities................ $  224,853,929  $ 19,820,326  $  4,778,297,180  $   26,054,639  $  1,071,891,127
                                         ==============  ============  ================  ==============  ================
Contract Owner Reserves and Capital
  Surplus:..............................
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $  219,873,757  $ 19,413,782  $  4,774,012,249  $   25,924,498  $  1,071,659,542
   Reserves For Annuity Contracts On
     Benefit............................      4,980,172       406,544         4,284,931         130,141           231,585
                                         --------------  ------------  ----------------  --------------  ----------------
Total Contract Owner Reserves...........    224,853,929    19,820,326     4,778,297,180      26,054,639     1,071,891,127
   Capital Surplus......................             --            --                --              --                --
                                         --------------  ------------  ----------------  --------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $  224,853,929  $ 19,820,326  $  4,778,297,180  $   26,054,639  $  1,071,891,127
                                         ==============  ============  ================  ==============  ================
Net Assets Attributable To:.............
   Accumulation Units Outstanding....... $  219,873,757  $ 19,413,782  $  4,774,012,249  $   25,924,498  $  1,071,659,542
   Contracts in Payout (Annuitization)
     Period.............................      4,980,172       406,544         4,284,931         130,141           231,585
   Funds Retained in Separate Account A
     by VALIC...........................             --            --                --              --                --
                                         --------------  ------------  ----------------  --------------  ----------------
Total Net Assets........................ $  224,853,929  $ 19,820,326  $  4,778,297,180  $   26,054,639  $  1,071,891,127
                                         ==============  ============  ================  ==============  ================
Total Units Outstanding.................  7,438,227.620   393,539.306   780,651,608.237   2,340,545.460   492,597,775.250
                                         ==============  ============  ================  ==============  ================

STATEMENT OF OPERATIONS.................
For the Nine Months Ended September 30,
2007....................................
---------------------------------------
Investment Income:......................
   Dividends From Mutual Funds.......... $           --  $         --  $             --  $           --  $             --
Expenses:...............................
   Mortality And Expense Risk Charge....      1,717,845        61,965        33,740,662         201,048         7,226,817
   Reimbursements Of Expenses...........             --            --                --              --                --
                                         --------------  ------------  ----------------  --------------  ----------------
Net Investment Income (Loss)............ $   (1,717,845) $    (61,965) $    (33,740,662) $     (201,048) $     (7,226,817)
                                         --------------  ------------  ----------------  --------------  ----------------
Net Realized Gains (Losses) On
  Investments:..........................
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $    9,859,109  $    589,916  $    197,943,315  $    1,074,880  $     49,117,722
   Realized Gain Distributions From
     Mutual Funds.......................             --            --                --              --                --
                                         --------------  ------------  ----------------  --------------  ----------------
Net Realized Gains (Losses).............      9,859,109       589,916       197,943,315       1,074,880        49,117,722
                                         --------------  ------------  ----------------  --------------  ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......      9,562,960     1,089,016       199,675,850       1,167,067        67,414,462
                                         --------------  ------------  ----------------  --------------  ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $   17,704,224  $  1,616,967  $    363,878,503  $    2,040,899  $    109,305,367
                                         ==============  ============  ================  ==============  ================


                                              VALIC
                                            Company I          VALIC
                                          Global Social   Company I Int'l
                                            Awareness       Government
STATEMENT OF ASSETS AND LIABILITIES.....      Fund           Bond Fund
As of September 30, 2007................   Division 12      Division 13
---------------------------------------  ---------------  ---------------
Assets and Liabilities:.................
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $   464,005,337  $   135,132,830
   Balance Due From (To) VALIC General
     Account, Net.......................         149,383          (37,041)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............          84,760           89,373
                                         ---------------  ---------------
Net Assets & Liabilities................ $   464,239,480  $   135,185,162
                                         ===============  ===============
Contract Owner Reserves and Capital
  Surplus:..............................
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $   464,024,121  $   135,104,447
   Reserves For Annuity Contracts On
     Benefit............................         215,359           80,715
                                         ---------------  ---------------
Total Contract Owner Reserves...........     464,239,480      135,185,162
   Capital Surplus......................              --               --
                                         ---------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus....................... $   464,239,480  $   135,185,162
                                         ===============  ===============
Net Assets Attributable To:.............
   Accumulation Units Outstanding....... $   464,024,121  $   135,104,447
   Contracts in Payout (Annuitization)
     Period.............................         215,359           80,715
   Funds Retained in Separate Account A
     by VALIC...........................              --               --
                                         ---------------  ---------------
Total Net Assets........................ $   464,239,480  $   135,185,162
                                         ===============  ===============
Total Units Outstanding.................  99,868,746.794   56,482,461.596
                                         ===============  ===============

STATEMENT OF OPERATIONS.................
For the Nine Months Ended September 30,
2007....................................
---------------------------------------
Investment Income:......................
   Dividends From Mutual Funds.......... $            --  $            --
Expenses:...............................
   Mortality And Expense Risk Charge....       3,203,336          970,811
   Reimbursements Of Expenses...........              --               --
                                         ---------------  ---------------
Net Investment Income (Loss)............ $    (3,203,336) $      (970,811)
                                         ---------------  ---------------
Net Realized Gains (Losses) On
  Investments:..........................
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $     8,081,990  $      (685,117)
   Realized Gain Distributions From
     Mutual Funds.......................              --               --
                                         ---------------  ---------------
Net Realized Gains (Losses).............       8,081,990         (685,117)
                                         ---------------  ---------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......      28,012,423        6,262,989
                                         ---------------  ---------------
Increase (Decrease) In Net Assets From
  Operations............................ $    32,891,077  $     4,607,061
                                         ===============  ===============


  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)


                                               VALIC                                                VALIC
                                             Company I           VALIC            VALIC           Company I           VALIC
                                               Small           Company I        Company I         Science &         Company I
                                             Cap Index        Core Equity       Growth &         Technology         Small Cap
STATEMENT OF ASSETS AND LIABILITIES As         Fund              Fund          Income Fund          Fund              Fund
of September 30, 2007...................    Division 14       Division 15      Division 16       Division 17       Division 18
---------------------------------------  ----------------  ----------------  ---------------  ----------------  ----------------
Assets and Liabilities:.................
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $  1,184,975,220  $    419,348,428  $   140,278,772  $  1,010,052,860  $    480,746,875
   Balance Due From (To) VALIC General
     Account, Net.......................          743,800           (62,203)          11,694          (450,509)           (8,038)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............          541,307           648,797          170,086         1,327,447           758,291
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Net Assets & Liabilities................ $  1,186,260,327  $    419,935,022  $   140,460,552  $  1,010,929,798  $    481,497,128
                                         ================  ================  ===============  ================  ================
Contract Owner Reserves and Capital
  Surplus:..............................
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $  1,185,741,953  $    419,562,355  $   140,338,293  $  1,010,267,038  $    481,100,307
   Reserves For Annuity Contracts On
     Benefit............................          518,374           372,667          122,259           662,760           396,821
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Total Contract Owner Reserves...........    1,186,260,327       419,935,022      140,460,552     1,010,929,798       481,497,128
   Capital Surplus......................               --                --               --                --                --
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $  1,186,260,327  $    419,935,022  $   140,460,552  $  1,010,929,798  $    481,497,128
                                         ================  ================  ===============  ================  ================
Net Assets Attributable To:.............
   Accumulation Units Outstanding....... $  1,185,741,953  $    419,562,355  $   140,338,293  $  1,010,267,038  $    481,100,307
   Contracts in Payout (Annuitization)
     Period.............................          518,374           372,667          122,259           662,760           396,821
   Funds Retained in Separate Account A
     by VALIC...........................               --                --               --                --                --
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Total Net Assets........................ $  1,186,260,327  $    419,935,022  $   140,460,552  $  1,010,929,798  $    481,497,128
                                         ================  ================  ===============  ================  ================
Total Units Outstanding.................  302,677,984.442   162,587,926.478   49,657,548.943   360,977,819.986   160,027,114.293
                                         ================  ================  ===============  ================  ================

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007.........
---------------------------------------
Investment Income:......................
   Dividends From Mutual Funds.......... $             --  $             --  $            --  $             --  $             --
Expenses:...............................
   Mortality And Expense Risk Charge....        8,417,219         3,180,351          998,745         6,880,647         3,869,520
   Reimbursements Of Expenses...........               --                --               --                --                --
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Net Investment Income (Loss)............ $     (8,417,219) $     (3,180,351) $      (998,745) $     (6,880,647) $     (3,869,520)
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Net Realized Gains (Losses) On
  Investments:..........................
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $     35,627,511  $        984,649  $     2,557,235  $    (99,334,467) $     27,413,575
   Realized Gain Distributions From
     Mutual Funds.......................               --                --               --                --                --
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Net Realized Gains (Losses).............       35,627,511           984,649        2,557,235       (99,334,467)       27,413,575
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......       (2,458,939)       23,641,464       12,878,299       276,467,881       (22,103,202)
                                         ----------------  ----------------  ---------------  ----------------  ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $     24,751,353  $     21,445,762  $    14,436,789  $    170,252,767  $      1,440,853
                                         ================  ================  ===============  ================  ================


                                               VALIC
                                             Company I           VALIC
                                           International       Company I
                                             Growth I         Core Value
STATEMENT OF ASSETS AND LIABILITIES As         Fund              Fund
of September 30, 2007...................    Division 20       Division 21
---------------------------------------  ----------------  ----------------
Assets and Liabilities:.................
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $    693,803,540  $    228,999,733
   Balance Due From (To) VALIC General
     Account, Net.......................          318,984           (42,310)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............          869,656           194,577
                                         ----------------  ----------------
Net Assets & Liabilities................ $    694,992,180  $    229,152,000
                                         ================  ================
Contract Owner Reserves and Capital
  Surplus:..............................
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $    694,405,763  $    228,972,479
   Reserves For Annuity Contracts On
     Benefit............................          586,417           179,521
                                         ----------------  ----------------
Total Contract Owner Reserves...........      694,992,180       229,152,000
   Capital Surplus......................               --                --
                                         ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $    694,992,180  $    229,152,000
                                         ================  ================
Net Assets Attributable To:.............
   Accumulation Units Outstanding....... $    694,405,763  $    228,972,479
   Contracts in Payout (Annuitization)
     Period.............................          586,417           179,521
   Funds Retained in Separate Account A
     by VALIC...........................               --                --
                                         ----------------  ----------------
Total Net Assets........................ $    694,992,180  $    229,152,000
                                         ================  ================
Total Units Outstanding.................  263,158,750.411   109,147,933.077
                                         ================  ================

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007.........
---------------------------------------
Investment Income:......................
   Dividends From Mutual Funds.......... $             --  $             --
Expenses:...............................
   Mortality And Expense Risk Charge....        4,596,768         1,677,676
   Reimbursements Of Expenses...........               --                --
                                         ----------------  ----------------
Net Investment Income (Loss)............ $     (4,596,768) $     (1,677,676)
                                         ----------------  ----------------
Net Realized Gains (Losses) On
  Investments:..........................
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $     28,754,843  $     10,756,432
   Realized Gain Distributions From
     Mutual Funds.......................               --                --
                                         ----------------  ----------------
Net Realized Gains (Losses).............       28,754,843        10,756,432
                                         ----------------  ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......       70,285,796         3,143,353
                                         ----------------  ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $     94,443,871  $     12,222,109
                                         ================  ================


  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)


                                                                                                                     VALIC
                                            Vanguard                                                              Company II
                                               LT             Vanguard                                           International
                                           Investment         Long-Term         Vanguard         Vanguard            Small
                                              Grade           Treasury         Windsor II       Wellington        Cap Equity
STATEMENT OF ASSETS AND LIABILITIES As        Fund              Fund              Fund             Fund              Fund
of September 30, 2007                      Division 22       Division 23       Division 24      Division 25       Division 33
--------------------------------------   ---------------  ----------------  ----------------  ---------------- ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $   188,877,189  $    278,676,883  $  1,952,221,863  $  1,711,645,149 $    774,376,681
   Balance Due From (To) VALIC General
     Account, Net.......................        (322,403)          113,015          (225,418)          519,447          864,834
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............         578,101           323,830         2,587,213         1,102,977          (29,700)
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Net Assets & Liabilities................ $   189,132,887  $    279,113,728  $  1,954,583,658  $  1,713,267,573 $    775,211,815
                                         ===============  ================  ================  ================ ================
Contract Owner Reserves and Capital
  Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $   189,083,580  $    279,057,289  $  1,953,920,484  $  1,711,944,740 $    775,101,078
   Reserves For Annuity Contracts On
     Benefit............................          49,307            56,439           663,174         1,322,833          110,737
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Total Contract Owner Reserves...........     189,132,887       279,113,728     1,954,583,658     1,713,267,573      775,211,815
   Capital Surplus......................              --                --                --                --               --
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $   189,132,887  $    279,113,728  $  1,954,583,658  $  1,713,267,573 $    775,211,815
                                         ===============  ================  ================  ================ ================
Net Assets Attributable To:
   Accumulation Units Outstanding....... $   189,083,580  $    279,057,289  $  1,953,920,484  $  1,711,944,740 $    775,101,078
   Contracts in Payout (Annuitization)
     Period.............................          49,307            56,439           663,174         1,322,833          110,737
   Funds Retained in Separate Account A
     by VALIC...........................              --                --                --                --               --
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Total Net Assets........................ $   189,132,887  $    279,113,728  $  1,954,583,658  $  1,713,267,573 $    775,211,815
                                         ===============  ================  ================  ================ ================
Total Units Outstanding.................  95,031,106.434   138,736,946.772   669,939,470.863   633,980,387.588  346,999,761.759
                                         ===============  ================  ================  ================ ================

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds.......... $     9,286,592  $     10,222,452  $     19,944,785  $     36,394,079 $             --
Expenses:
   Mortality And Expense Risk Charge....       1,934,519         2,492,733        17,260,863        14,526,339        4,866,428
   Reimbursements Of Expenses...........        (399,865)         (518,298)               --                --       (1,254,752)
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Net Investment Income (Loss)............ $     7,751,938  $      8,248,017  $      2,683,922  $     21,867,740 $     (3,611,676)
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Net Realized Gains (Losses) On
  Investments:
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $      (879,951) $     (1,825,376) $     53,616,539  $     23,154,853 $     19,846,212
   Realized Gain Distributions From
     Mutual Funds.......................              --         1,168,917                --                --               --
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Net Realized Gains (Losses).............        (879,951)         (656,459)       53,616,539        23,154,853       19,846,212
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......      (6,713,111)         (159,903)       87,748,937        85,058,878       62,586,339
                                         ---------------  ----------------  ----------------  ---------------- ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $       158,876  $      7,431,655  $    144,049,398  $    130,081,471 $     78,820,875
                                         ===============  ================  ================  ================ ================



                                              VALIC             VALIC
                                           Company II        Company II
                                            Small Cap         Small Cap
                                             Growth             Value
STATEMENT OF ASSETS AND LIABILITIES As        Fund              Fund
of September 30, 2007                      Division 35       Division 36
--------------------------------------   ---------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $    54,127,482  $    263,531,329
   Balance Due From (To) VALIC General
     Account, Net.......................          20,934           239,292
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............          52,501           127,464
                                         ---------------  ----------------
Net Assets & Liabilities................ $    54,200,917  $    263,898,085
                                         ===============  ================
Contract Owner Reserves and Capital
  Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $    54,190,569  $    263,811,686
   Reserves For Annuity Contracts On
     Benefit............................          10,348            86,399
                                         ---------------  ----------------
Total Contract Owner Reserves...........      54,200,917       263,898,085
   Capital Surplus......................              --                --
                                         ---------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $    54,200,917  $    263,898,085
                                         ===============  ================
Net Assets Attributable To:
   Accumulation Units Outstanding....... $    54,190,569  $    263,811,686
   Contracts in Payout (Annuitization)
     Period.............................          10,348            86,399
   Funds Retained in Separate Account A
     by VALIC...........................              --                --
                                         ---------------  ----------------
Total Net Assets........................ $    54,200,917  $    263,898,085
                                         ===============  ================
Total Units Outstanding.................  31,677,747.586   106,944,347.198
                                         ===============  ================

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds.......... $            --  $             --
Expenses:
   Mortality And Expense Risk Charge....         369,551         1,593,821
   Reimbursements Of Expenses...........         (96,530)         (421,485)
                                         ---------------  ----------------
Net Investment Income (Loss)............ $      (273,021) $     (1,172,336)
                                         ---------------  ----------------
Net Realized Gains (Losses) On
  Investments:
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $     2,634,489  $      3,039,744
   Realized Gain Distributions From
     Mutual Funds.......................              --                --
                                         ---------------  ----------------
Net Realized Gains (Losses).............       2,634,489         3,039,744
                                         ---------------  ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......       1,680,636        (5,991,748)
                                         ---------------  ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $     4,042,104  $     (4,124,340)
                                         ===============  ================


  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)


                                              VALIC             VALIC            VALIC                               VALIC
                                           Company II        Company II        Company II          VALIC          Company II
                                             Mid Cap           Mid Cap          Capital         Company II         Socially
                                             Growth             Value         Appreciation       Large Cap        Responsible
STATEMENT OF ASSETS AND LIABILITIES As        Fund              Fund              Fund          Value Fund           Fund
of September 30, 2007                      Division 37       Division 38      Division 39       Division 40       Division 41
--------------------------------------   ---------------  ----------------  ---------------  ----------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $    90,885,009  $    525,939,582  $    20,907,516  $    398,869,258  $    986,847,601
   Balance Due From (To) VALIC General
     Account, Net.......................         113,064           (83,169)         191,383           384,810         1,733,269
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............         106,572           892,163         (161,438)          255,730          (474,319)
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Net Assets & Liabilities................ $    91,104,645  $    526,748,576  $    20,937,461  $    399,509,798  $    988,106,551
                                         ===============  ================  ===============  ================  ================
Contract Owner Reserves and Capital
  Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $    91,097,044  $    526,526,099  $    20,937,462  $    399,495,416  $    988,106,551
   Reserves For Annuity Contracts On
     Benefit............................           7,601           222,477               (1)           14,382                --
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Total Contract Owner Reserves...........      91,104,645       526,748,576       20,937,461       399,509,798       988,106,551
   Capital Surplus......................              --                --               --                --                --
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $    91,104,645  $    526,748,576  $    20,937,461  $    399,509,798  $    988,106,551
                                         ===============  ================  ===============  ================  ================
Net Assets Attributable To:
   Accumulation Units Outstanding....... $    91,097,044  $    526,526,099  $    20,937,462  $    399,495,416  $    988,106,551
   Contracts in Payout (Annuitization)
     Period.............................           7,601           222,477               (1)           14,382                --
   Funds Retained in Separate Account A
     by VALIC...........................              --                --               --                --                --
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Total Net Assets........................ $    91,104,645  $    526,748,576  $    20,937,461  $    399,509,798  $    988,106,551
                                         ===============  ================  ===============  ================  ================
Total Units Outstanding.................  62,487,349.729   137,959,217.519   27,871,643.376   181,762,691.371   673,004,318.059
                                         ===============  ================  ===============  ================  ================

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds.......... $            --  $             --  $            --  $             --  $             --
Expenses:
   Mortality And Expense Risk Charge....         542,539         3,507,411           88,724         2,538,027         5,467,838
   Reimbursements Of Expenses...........        (141,332)         (916,184)         (23,674)         (662,489)       (1,402,856)
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Net Investment Income (Loss)............ $      (401,207) $     (2,591,227) $       (65,050) $     (1,875,538) $     (4,064,982)
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Net Realized Gains (Losses) On
  Investments:
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $     4,884,056  $     14,444,018  $       619,384  $      9,054,934  $      6,372,819
   Realized Gain Distributions From
     Mutual Funds.......................              --                --               --                --                --
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Net Realized Gains (Losses).............       4,884,056        14,444,018          619,384         9,054,934         6,372,819
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......       6,114,834        30,563,683        1,664,151        18,556,732        52,393,986
                                         ---------------  ----------------  ---------------  ----------------  ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $    10,597,683  $     42,416,474  $     2,218,485  $     25,736,128  $     54,701,823
                                         ===============  ================  ===============  ================  ================


                                               VALIC            VALIC
                                            Company II        Company I
                                               Money        Nasdaq-100 (R)
                                             Market II          Index
STATEMENT OF ASSETS AND LIABILITIES As         Fund              Fund
of September 30, 2007                       Division 44      Division 46
--------------------------------------   ----------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $    336,084,553  $     89,499,098
   Balance Due From (To) VALIC General
     Account, Net.......................          771,101           158,520
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............         (322,754)           30,184
                                         ----------------  ----------------
Net Assets & Liabilities................ $    336,532,900  $     89,687,802
                                         ================  ================
Contract Owner Reserves and Capital
  Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $    336,478,213  $     89,686,772
   Reserves For Annuity Contracts On
     Benefit............................           54,687             1,030
                                         ----------------  ----------------
Total Contract Owner Reserves...........      336,532,900        89,687,802
   Capital Surplus......................               --                --
                                         ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $    336,532,900  $     89,687,802
                                         ================  ================
Net Assets Attributable To:
   Accumulation Units Outstanding....... $    336,478,213  $     89,686,772
   Contracts in Payout (Annuitization)
     Period.............................           54,687             1,030
   Funds Retained in Separate Account A
     by VALIC...........................               --                --
                                         ----------------  ----------------
Total Net Assets........................ $    336,532,900  $     89,687,802
                                         ================  ================
Total Units Outstanding.................  268,778,674.377   168,286,467.672
                                         ================  ================

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds.......... $      9,448,991  $             --
Expenses:
   Mortality And Expense Risk Charge....        1,938,310           576,613
   Reimbursements Of Expenses...........         (499,706)               --
                                         ----------------  ----------------
Net Investment Income (Loss)............ $      8,010,387  $       (576,613)
                                         ----------------  ----------------
Net Realized Gains (Losses) On
  Investments:
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $             (1) $      4,547,630
   Realized Gain Distributions From
     Mutual Funds.......................               --                --
                                         ----------------  ----------------
Net Realized Gains (Losses).............               (1)        4,547,630
                                         ----------------  ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......                1         9,470,159
                                         ----------------  ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $      8,010,387  $     13,441,176
                                         ================  ================


  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)


                                              VALIC            VALIC            VALIC
                                           Company II       Company II        Company II                         Vanguard
                                           Aggressive        Moderate        Conservative       Vanguard       LifeStrategy
                                             Growth           Growth            Growth        LifeStrategy       Moderate
                                            Lifestyle        Lifestyle        Lifestyle          Growth           Growth
STATEMENT OF ASSETS AND LIABILITIES As        Fund             Fund              Fund             Fund             Fund
of September 30, 2007                      Division 48      Division 49      Division 50      Division 52      Division 53
--------------------------------------   ---------------  ---------------  ---------------  ---------------  ---------------
Assets and Liabilities:
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $    86,797,775  $   127,994,459  $    51,323,347  $   136,833,376  $   147,428,878
   Balance Due From (To) VALIC General
     Account, Net.......................          12,750          260,508          (14,564)         263,042          200,223
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............          24,266          (27,218)         113,809         (138,259)         (24,468)
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Net Assets & Liabilities................ $    86,834,791  $   128,227,749  $    51,422,592  $   136,958,159  $   147,604,633
                                         ===============  ===============  ===============  ===============  ===============
Contract Owner Reserves and Capital
  Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $    86,834,791  $   128,220,678  $    51,422,592  $   136,927,996  $   147,592,447
   Reserves For Annuity Contracts On
     Benefit............................              --            7,071               --           30,163           12,186
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Total Contract Owner Reserves...........      86,834,791      128,227,749       51,422,592      136,958,159      147,604,633
   Capital Surplus......................              --               --               --               --               --
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus....................... $    86,834,791  $   128,227,749  $    51,422,592  $   136,958,159  $   147,604,633
                                         ===============  ===============  ===============  ===============  ===============
Net Assets Attributable To:
   Accumulation Units Outstanding....... $    86,834,791  $   128,220,678  $    51,422,592  $   136,927,996  $   147,592,447
   Contracts in Payout (Annuitization)
     Period.............................              --            7,071               --           30,163           12,186
   Funds Retained in Separate Account A
     by VALIC...........................              --               --               --               --               --
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Total Net Assets........................ $    86,834,791  $   128,227,749  $    51,422,592  $   136,958,159  $   147,604,633
                                         ===============  ===============  ===============  ===============  ===============
Total Units Outstanding.................  46,108,263.720   68,607,814.337   29,176,438.680   80,438,842.807   89,599,032.357
                                         ===============  ===============  ===============  ===============  ===============

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds.......... $            --  $            --  $            --  $     1,108,479  $     1,619,751
Expenses:
   Mortality And Expense Risk Charge....         542,709          805,148          317,721        1,111,638        1,209,221
   Reimbursements Of Expenses...........        (140,345)        (206,393)         (83,251)              --               --
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Net Investment Income (Loss)............ $      (402,364) $      (598,755) $      (234,470) $        (3,159) $       410,530
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Net Realized Gains (Losses) On
  Investments:
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $     3,467,903  $     3,287,638  $       894,567  $     5,250,307  $     4,212,144
   Realized Gain Distributions From
     Mutual Funds.......................              --               --               --               --               --
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Net Realized Gains (Losses).............       3,467,903        3,287,638          894,567        5,250,307        4,212,144
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......       5,244,984        7,316,111        2,524,527        4,961,007        4,844,697
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Increase (Decrease) In Net Assets From
  Operations............................ $     8,310,523  $    10,004,994  $     3,184,624  $    10,208,155  $     9,467,371
                                         ===============  ===============  ===============  ===============  ===============



                                             Vanguard
                                           LifeStrategy         VALIC
                                           Conservative      Company II
                                              Growth          Core Bond
STATEMENT OF ASSETS AND LIABILITIES As         Fund             Fund
of September 30, 2007                      Division 54       Division 58
--------------------------------------   ---------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
     Funds, at Fair Value............... $    53,994,521  $    185,730,234
   Balance Due From (To) VALIC General
     Account, Net.......................          38,081           545,363
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net.............         (15,550)         (180,536)
                                         ---------------  ----------------
Net Assets & Liabilities................ $    54,017,052  $    186,095,061
                                         ===============  ================
Contract Owner Reserves and Capital
  Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)...................... $    54,017,053  $    186,078,277
   Reserves For Annuity Contracts On
     Benefit............................              (1)           16,784
                                         ---------------  ----------------
Total Contract Owner Reserves...........      54,017,052       186,095,061
   Capital Surplus......................              --                --
                                         ---------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus....................... $    54,017,052  $    186,095,061
                                         ===============  ================
Net Assets Attributable To:
   Accumulation Units Outstanding....... $    54,017,053  $    186,078,277
   Contracts in Payout (Annuitization)
     Period.............................              (1)           16,784
   Funds Retained in Separate Account A
     by VALIC...........................              --                --
                                         ---------------  ----------------
Total Net Assets........................ $    54,017,052  $    186,095,061
                                         ===============  ================
Total Units Outstanding.................  35,724,466.402   139,731,973.354
                                         ===============  ================

STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds.......... $     1,100,605  $             --
Expenses:
   Mortality And Expense Risk Charge....         448,637           900,290
   Reimbursements Of Expenses...........              --          (234,574)
                                         ---------------  ----------------
Net Investment Income (Loss)............ $       651,968  $       (665,716)
                                         ---------------  ----------------
Net Realized Gains (Losses) On
  Investments:
   Net Realized Gains (Losses) on Sale
     of Fund Shares..................... $     1,442,376  $        171,074
   Realized Gain Distributions From
     Mutual Funds.......................              --                --
                                         ---------------  ----------------
Net Realized Gains (Losses).............       1,442,376           171,074
                                         ---------------  ----------------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period......         755,755         2,615,366
                                         ---------------  ----------------
Increase (Decrease) In Net Assets From
  Operations............................ $     2,850,099  $      2,120,724
                                         ===============  ================


  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)

                                                                  VALIC
                                                VALIC          Company II
                                             Company II           High
                                              Strategic           Yield                              Ariel
STATEMENT OF ASSETS AND LIABILITIES As        Bond Fund         Bond Fund        Ariel Fund       Appreciation
of September 30, 2007....................    Division 59       Division 60       Division 68    Fund Division 69
---------------------------------------   ----------------  ----------------  ----------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
    Funds, at Fair Value................. $    301,345,274  $    198,164,418  $    505,027,474  $    360,584,902
   Balance Due From (To) VALIC General
    Account, Net.........................          477,483            93,238            95,106          (175,999)
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net...............         (194,811)          129,415           780,235         1,183,496
                                          ----------------  ----------------  ----------------  ----------------
Net Assets & Liabilities................. $    301,627,946  $    198,387,071  $    505,902,815  $    361,592,399
                                          ================  ================  ================  ================
Contract Owner Reserves and Capital
 Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)....................... $    301,596,382  $    198,382,656  $    505,553,133  $    360,836,422
   Reserves For Annuity Contracts On
     Benefit.............................           31,564             4,415           349,682           755,977
                                          ----------------  ----------------  ----------------  ----------------
Total Contract Owner Reserves............      301,627,946       198,387,071       505,902,815       361,592,399
   Capital Surplus.......................               --                --                --                --
                                          ----------------  ----------------  ----------------  ----------------
Total Contract Owner Reserves and
Capital Surplus.......................... $    301,627,946  $    198,387,071  $    505,902,815  $    361,592,399
                                          ================  ================  ================  ================
Net Assets Attributable To:
   Accumulation Units Outstanding........ $    301,596,382  $    198,382,656  $    505,553,133  $    360,836,422
   Contracts in Payout (Annuitization)
     Period..............................           31,564             4,415           349,682           755,977
   Funds Retained in Separate Account A
     by VALIC............................               --                --                --                --
                                          ----------------  ----------------  ----------------  ----------------
Total Net Assets......................... $    301,627,946  $    198,387,071  $    505,902,815  $    361,592,399
                                          ================  ================  ================  ================
Total Units Outstanding..................  164,041,563.823   106,827,949.928   236,938,284.109   188,041,512.089
                                          ================  ================  ================  ================

STATEMENT OF OPERATIONS
For the Nine Months Ended September 30,
2007
---------------------------------------
Investment Income:
   Dividends From Mutual Funds........... $             --  $             --  $             --  $             --
Expenses:................................
   Mortality And Expense Risk Charge.....        1,920,762         1,231,350         4,716,811         3,454,727
   Reimbursements Of Expenses............         (496,106)         (317,460)         (980,578)         (712,839)
                                          ----------------  ----------------  ----------------  ----------------
Net Investment Income (Loss)............. $     (1,424,656) $       (913,890) $     (3,736,233) $     (2,741,888)
                                          ----------------  ----------------  ----------------  ----------------
Net Realized Gains (Losses) On
Investments:
   Net Realized Gains (Losses) on Sale
    of Fund Shares....................... $      1,452,423  $      1,593,727  $     24,085,146  $     20,463,317
   Realized Gain Distributions From
    Mutual Funds.........................               --                --                --                --
                                          ----------------  ----------------  ----------------  ----------------
Net Realized Gains (Losses)..............        1,452,423         1,593,727        24,085,146        20,463,317
                                          ----------------  ----------------  ----------------  ----------------
Net Change in Unrealized Appreciation
(Depreciation) During The Period.........        6,823,011           961,632         3,981,217        (1,784,847)
                                          ----------------  ----------------  ----------------  ----------------
Increase (Decrease) In Net Assets From
Operations............................... $      6,850,778  $      1,641,469  $     24,330,130  $     15,936,582
                                          ================  ================  ================  ================

                                                                 VALIC             VALIC
                                                Lou            Company I         Company I
                                              Holland          Blue Chip          Health
STATEMENT OF ASSETS AND LIABILITIES As      Growth Fund       Growth Fund      Sciences Fund
of September 30, 2007....................   Division 70       Division 72       Division 73
---------------------------------------   ---------------  ----------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
    Funds, at Fair Value................. $    50,241,950  $    129,970,293  $    197,241,661
   Balance Due From (To) VALIC General
    Account, Net.........................         (28,811)          (16,595)          (77,732)
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net...............         290,443           183,894           179,998
                                          ---------------  ----------------  ----------------
Net Assets & Liabilities................. $    50,503,582  $    130,137,592  $    197,343,927
                                          ===============  ================  ================
Contract Owner Reserves and Capital
 Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)....................... $    50,482,023  $    130,092,953  $    197,259,651
   Reserves For Annuity Contracts On
     Benefit.............................          21,559            44,639            84,276
                                          ---------------  ----------------  ----------------
Total Contract Owner Reserves............      50,503,582       130,137,592       197,343,927
   Capital Surplus.......................              --                --                --
                                          ---------------  ----------------  ----------------
Total Contract Owner Reserves and
Capital Surplus.......................... $    50,503,582  $    130,137,592  $    197,343,927
                                          ===============  ================  ================
Net Assets Attributable To:
   Accumulation Units Outstanding........ $    50,482,023  $    130,092,953  $    197,259,651
   Contracts in Payout (Annuitization)
     Period..............................          21,559            44,639            84,276
   Funds Retained in Separate Account A
     by VALIC............................              --                --                --
                                          ---------------  ----------------  ----------------
Total Net Assets......................... $    50,503,582  $    130,137,592  $    197,343,927
                                          ===============  ================  ================
Total Units Outstanding..................  46,918,049.940   133,943,468.585   146,379,329.811
                                          ===============  ================  ================

STATEMENT OF OPERATIONS
For the Nine Months Ended September 30,
2007
---------------------------------------
Investment Income:
   Dividends From Mutual Funds........... $            --  $             --  $             --
Expenses:................................
   Mortality And Expense Risk Charge.....         428,598           767,039         1,360,822
   Reimbursements Of Expenses............         (94,889)               --                --
                                          ---------------  ----------------  ----------------
Net Investment Income (Loss)............. $      (333,709) $       (767,039) $     (1,360,822)
                                          ---------------  ----------------  ----------------
Net Realized Gains (Losses) On
Investments:
   Net Realized Gains (Losses) on Sale
    of Fund Shares....................... $     1,348,963  $      3,729,645  $      8,032,461
   Realized Gain Distributions From
    Mutual Funds.........................              --                --                --
                                          ---------------  ----------------  ----------------
Net Realized Gains (Losses)..............       1,348,963         3,729,645         8,032,461
                                          ---------------  ----------------  ----------------
Net Change in Unrealized Appreciation
(Depreciation) During The Period.........       3,355,485        11,818,941        16,790,775
                                          ---------------  ----------------  ----------------
Increase (Decrease) In Net Assets From
Operations............................... $     4,370,739  $     14,781,547  $     23,462,414
                                          ===============  ================  ================

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)


                                                                VALIC            VALIC
                                                              Company I        Company I          VALIC
                                               VALIC            Broad            Large          Company I
                                             Company I           Cap              Cap           Inflation       VALIC Company
                                               Value            Value            Core           Protected         I Growth
STATEMENT OF ASSETS AND LIABILITIES As         Fund             Fund             Fund             Fund              Fund
of September 30, 2007                       Division 74      Division 75      Division 76      Division 77       Division 78
--------------------------------------    ---------------  ---------------  ---------------  ---------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
    Funds, at Fair Value                  $    96,187,663  $    30,946,501  $    75,882,501  $    16,147,101  $  1,026,704,281
   Balance 7Due From (To) VALIC General
    Account, Net                                   42,426            5,812         (312,385)          (9,972)         (426,914)
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net                        273,778          119,111          387,625            9,401         1,780,306
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Net Assets & Liabilities                  $    96,503,867  $    31,071,424  $    75,957,741  $    16,146,530  $  1,028,057,673
                                          ===============  ===============  ===============  ===============  ================
Contract Owner Reserves and Capital
 Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                        $    96,503,867  $    28,150,590  $    75,957,741  $    11,064,084  $  1,027,656,982
   Reserves For Annuity Contracts On
    Benefit                                            --               --               --                1           400,691
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Total Contract Owner Reserves                  96,503,867       28,150,590       75,957,741       11,064,085     1,028,057,673
   Capital Surplus                                     --        2,920,834               --        5,082,445                --
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Total Contract Owner Reserves and
 Capital Surplus                          $    96,503,867  $    31,071,424  $    75,957,741  $    16,146,530  $  1,028,057,673
                                          ===============  ===============  ===============  ===============  ================
Net Assets Attributable To:
   Accumulation Units Outstanding         $    96,503,867  $    28,150,590  $    75,957,741  $    11,064,084  $  1,027,656,982
   Contracts in Payout (Annuitization)
    Period                                             --               --               --                1           400,691
   Funds Retained in Separate Account A
    by VALIC                                           --        2,920,834               --        5,082,445                --
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Total Net Assets                          $    96,503,867  $    31,071,424  $    75,957,741  $    16,146,530  $  1,028,057,673
                                          ===============  ===============  ===============  ===============  ================
Total Units Outstanding                    66,463,628.516   22,643,097.647   55,647,241.116   12,514,560.387   929,273,305.835
                                          ===============  ===============  ===============  ===============  ================
STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds            $            --  $            --  $            --  $            --  $             --
Expenses:
   Mortality And Expense Risk Charge              569,509          199,544          673,019           80,520         7,202,656
   Reimbursements Of Expenses                          --               --               --               --                --
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Net Investment Income (Loss)              $      (569,509) $      (199,544) $      (673,019) $       (80,520) $     (7,202,656)
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Net Realized Gains (Losses) On
 Investments:
   Net Realized Gains (Losses) on Sale
    of Fund Shares                        $       713,130  $       726,818  $     5,721,898  $      (156,798) $     13,358,777
   Realized Gain Distributions From
    Mutual Funds                                       --               --               --               --                --
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Net Realized Gains (Losses)                       713,130          726,818        5,721,898         (156,798)       13,358,777
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Net Change in Unrealized Appreciation
 (Depreciation) During The Period               9,159,150          899,311        4,241,923          739,918       138,487,644
                                          ---------------  ---------------  ---------------  ---------------  ----------------
Increase (Decrease) In Net Assets From
 Operations                               $     9,302,771  $     1,426,585  $     9,290,802  $       502,600  $    144,643,765
                                          ===============  ===============  ===============  ===============  ================


                                                VALIC           AIG Sun
                                              Company I         America
                                                Large          2010 High
                                               Capital         Watermark
                                               Growth            Fund
STATEMENT OF ASSETS AND LIABILITIES As          Fund             Fund
of September 30, 2007                        Division 79      Division 80
--------------------------------------    ----------------  ---------------
Assets and Liabilities:
   Investments in Shares Of Mutual
    Funds, at Fair Value                  $    580,094,054  $    26,958,678
   Balance 7Due From (To) VALIC General
    Account, Net                                  (181,273)           3,966
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net                         778,892           (6,708)
                                          ----------------  ---------------
Net Assets & Liabilities                  $    580,691,673  $    26,955,936
                                          ================  ===============
Contract Owner Reserves and Capital
 Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                        $    580,556,046  $    26,955,936
   Reserves For Annuity Contracts On
    Benefit                                        135,627               --
                                          ----------------  ---------------
Total Contract Owner Reserves                  580,691,673       26,955,936
   Capital Surplus                                      --               --
                                          ----------------  ---------------
Total Contract Owner Reserves and
 Capital Surplus                          $    580,691,673  $    26,955,936
                                          ================  ===============
Net Assets Attributable To:
   Accumulation Units Outstanding         $    580,556,046  $    26,955,936
   Contracts in Payout (Annuitization)
    Period                                         135,627               --
   Funds Retained in Separate Account A
    by VALIC                                            --               --
                                          ----------------  ---------------
Total Net Assets                          $    580,691,673  $    26,955,936
                                          ================  ===============
Total Units Outstanding                    453,067,687.700   24,209,432.993
                                          ================  ===============
STATEMENT OF OPERATIONS For the Nine
Months Ended September 30, 2007
------------------------------------
Investment Income:
   Dividends From Mutual Funds            $             --  $            --
Expenses:
   Mortality And Expense Risk Charge             4,075,651          253,921
   Reimbursements Of Expenses                           --               --
                                          ----------------  ---------------
Net Investment Income (Loss)              $     (4,075,651) $      (253,921)
                                          ----------------  ---------------
Net Realized Gains (Losses) On
 Investments:
   Net Realized Gains (Losses) on Sale
    of Fund Shares                        $     12,949,445  $        44,902
   Realized Gain Distributions From
    Mutual Funds                                        --               --
                                          ----------------  ---------------
Net Realized Gains (Losses)                     12,949,445           44,902
                                          ----------------  ---------------
Net Change in Unrealized Appreciation
 (Depreciation) During The Period               60,336,737        1,250,501
                                          ----------------  ---------------
Increase (Decrease) In Net Assets From
 Operations                               $     69,210,531  $     1,041,482
                                          ================  ===============


  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)


                                                AIG
                                            SunAmerica           AIG                                VALIC             VALIC
                                               2015          SunAmerica           VALIC           Company I         Company I
                                               High           2020 High       Company I Mid       Small Cap         Small Cap
                                             Watermark        Watermark       Cap Strategic        Special          Strategic
STATEMENT OF ASSETS AND LIABILITIES As       Fund Fund        Fund Fund        Growt Fund        Values Fund       Growth Fund
of September 30, 2007                       Division 81      Division 82       Division 83       Division 84       Division 85
--------------------------------------    ---------------  ---------------  ----------------  ----------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
    Funds, at Fair Value................. $    27,316,227  $    12,733,977  $    362,585,122  $    330,355,952  $    142,905,046
   Balance Due From (To) VALIC General
    Account, Net.........................         (34,169)         (34,194)          354,729          (322,285)           24,103
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net...............          38,951           33,137           (13,464)        1,123,624           131,753
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Net Assets & Liabilities................. $    27,321,009  $    12,732,920  $    362,926,387  $    331,157,291  $    143,060,902
                                          ===============  ===============  ================  ================  ================
Contract Owner Reserves and Capital
 Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)....................... $    27,321,010  $    12,732,920  $    362,836,355  $    330,835,620  $    143,047,434
   Reserves For Annuity Contracts On
    Benefit..............................              (1)              --            90,032           321,671            13,468
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Total Contract Owner Reserves............      27,321,009       12,732,920       362,926,387       331,157,291       143,060,902
   Capital Surplus.......................              --               --                --                --                --
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Total Contract Owner Reserves and
 Capital Surplus......................... $    27,321,009  $    12,732,920  $    362,926,387  $    331,157,291  $    143,060,902
                                          ===============  ===============  ================  ================  ================
Net Assets Attributable To:
   Accumulation Units Outstanding........ $    27,321,010  $    12,732,920  $    362,836,355  $    330,835,620  $    143,047,434
   Contracts in Payout (Annuitization)
    Period...............................              (1)              --            90,032           321,671            13,468
   Funds Retained in Separate Account A
    by VALIC.............................              --               --                --                --                --
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Total Net Assets......................... $    27,321,009  $    12,732,920  $    362,926,387  $    331,157,291  $    143,060,902
                                          ===============  ===============  ================  ================  ================
Total Units Outstanding..................  23,039,418.541   10,833,565.477   257,885,416.415   272,852,692.693   128,890,649.086
                                          ===============  ===============  ================  ================  ================
STATEMENT OF OPERATIONS
For the Nine Months Ended September 30,
2007
---------------------------------------
Investment Income:
   Dividends From Mutual Funds........... $            --  $            --  $             --  $             --  $             --
Expenses:
   Mortality And Expense Risk Charge.....         246,370          106,280         2,294,419         2,623,976         1,116,311
   Reimbursements Of Expenses............              --               --                --                --                --
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Net Investment Income (Loss)............. $      (246,370) $      (106,280) $     (2,294,419) $     (2,623,976) $     (1,116,311)
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Net Realized Gains (Losses) On
 Investments:
   Net Realized Gains (Losses) on Sale
    of Fund Shares....................... $       172,303  $        65,661  $      4,917,602  $      6,299,110  $      1,926,230
   Realized Gain Distributions From
    Mutual Funds.........................              --               --                --                --                --
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Net Realized Gains (Losses)..............         172,303           65,661         4,917,602         6,299,110         1,926,230
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Net Change in Unrealized Appreciation
 (Depreciation) During The Period........       1,412,670          705,000        69,582,359       (10,525,660)        2,029,802
                                          ---------------  ---------------  ----------------  ----------------  ----------------
Increase (Decrease) In Net Assets From
 Operations.............................. $     1,338,603  $       664,381  $     72,205,542  $     (6,850,526) $      2,839,721
                                          ===============  ===============  ================  ================  ================



                                               VALIC
                                             Company I           VALIC
                                             Small Cap         Company I
                                            Aggressive          Global
STATEMENT OF ASSETS AND LIABILITIES As      Grwoth Fund       Equity Fund
of September 30, 2007                       Division 86       Division 87
--------------------------------------    ---------------  ----------------
Assets and Liabilities:
   Investments in Shares Of Mutual
    Funds, at Fair Value................. $    63,555,181  $    473,518,385
   Balance Due From (To) VALIC General
    Account, Net.........................         195,918           (11,819)
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net...............        (130,778)          377,938
                                          ---------------  ----------------
Net Assets & Liabilities................. $    63,620,321  $    473,884,504
                                          ===============  ================
Contract Owner Reserves and Capital
 Surplus:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)....................... $    63,618,351  $    473,725,033
   Reserves For Annuity Contracts On
    Benefit..............................           1,970           159,471
                                          ---------------  ----------------
Total Contract Owner Reserves............      63,620,321       473,884,504
   Capital Surplus.......................              --                --
                                          ---------------  ----------------
Total Contract Owner Reserves and
 Capital Surplus......................... $    63,620,321  $    473,884,504
                                          ===============  ================
Net Assets Attributable To:
   Accumulation Units Outstanding........ $    63,618,351  $    473,725,033
   Contracts in Payout (Annuitization)
    Period...............................           1,970           159,471
   Funds Retained in Separate Account A
    by VALIC.............................              --                --
                                          ---------------  ----------------
Total Net Assets......................... $    63,620,321  $    473,884,504
                                          ===============  ================
Total Units Outstanding..................  60,999,671.217   337,866,727.295
                                          ===============  ================
STATEMENT OF OPERATIONS
For the Nine Months Ended September 30,
2007
---------------------------------------
Investment Income:
   Dividends From Mutual Funds........... $            --  $             --
Expenses:
   Mortality And Expense Risk Charge.....         374,203         3,154,170
   Reimbursements Of Expenses............              --                --
                                          ---------------  ----------------
Net Investment Income (Loss)............. $      (374,203) $     (3,154,170)
                                          ---------------  ----------------
Net Realized Gains (Losses) On
 Investments:
   Net Realized Gains (Losses) on Sale
    of Fund Shares....................... $       687,617  $      9,627,514
   Realized Gain Distributions From
    Mutual Funds.........................              --                --
                                          ---------------  ----------------
Net Realized Gains (Losses)..............         687,617         9,627,514
                                          ---------------  ----------------
Net Change in Unrealized Appreciation
 (Depreciation) During The Period........       7,919,312        55,078,929
                                          ---------------  ----------------
Increase (Decrease) In Net Assets From
 Operations.............................. $     8,232,726  $     61,552,273
                                          ===============  ================


  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statement of Assets and Liabilities
                      Statement of Operations (Continued)
                                  (Unaudited)

                                                                                   VALIC Company I
                                                                                   Global Strategy   VALIC Company I
STATEMENT OF ASSETS AND LIABILITIES                                                     Fund        Foreign Value Fund
As of September 30, 2007                                                             Division 88       Division 89
-----------------------------------                                               ----------------  ------------------
Assets and Liabilities:
   Investments in Shares Of Mutual Funds, at Fair Value.......................... $    509,428,093   $  1,107,453,174
   Balance Due From (To) VALIC General Account, Net..............................           57,610            749,897
   Receivable (Payable) For Mutual Fund Sales (Purchases), Net...................          724,208            977,803
                                                                                  ----------------   ----------------
Net Assets & Liabilities......................................................... $    510,209,911   $  1,109,180,874
                                                                                  ================   ================
Contract Owner Reserves and Capital Surplus:
   Reserves For Redeemable Annuity Contracts (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of Reinvestment)............................. $    509,716,366   $  1,108,967,247
   Reserves For Annuity Contracts On Benefit.....................................          493,545            213,627
                                                                                  ----------------   ----------------
Total Contract Owner Reserves....................................................      510,209,911      1,109,180,874
   Capital Surplus...............................................................               --                 --
                                                                                  ----------------   ----------------
Total Contract Owner Reserves and Capital Surplus................................ $    510,209,911   $  1,109,180,874
                                                                                  ================   ================
Net Assets Attributable To:
   Accumulation Units Outstanding................................................ $    509,716,366   $  1,108,967,247
   Contracts in Payout (Annuitization) Period....................................          493,545            213,627
   Funds Retained in Separate Account A by VALIC.................................               --                 --
                                                                                  ----------------   ----------------
Total Net Assets................................................................. $    510,209,911   $  1,109,180,874
                                                                                  ================   ================
Total Units Outstanding..........................................................  383,458,270.679    844,140,868.696
                                                                                  ================   ================
STATEMENT OF OPERATIONS For the Nine Months Ended September 30, 2007
--------------------------------------------------------------------
Investment Income:
   Dividends From Mutual Funds................................................... $             --   $             --
Expenses:
   Mortality And Expense Risk Charge.............................................        3,440,480          6,963,082
   Reimbursements Of Expenses....................................................               --                 --
                                                                                  ----------------   ----------------
Net Investment Income (Loss)..................................................... $     (3,440,480)  $     (6,963,082)
                                                                                  ----------------   ----------------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares............................ $      6,411,655   $      9,335,249
   Realized Gain Distributions From Mutual Funds.................................               --                 --
                                                                                  ----------------   ----------------
Net Realized Gains (Losses)......................................................        6,411,655          9,335,249
                                                                                  ----------------   ----------------
Net Change in Unrealized Appreciation (Depreciation) During The Period...........       40,411,043         88,470,334
                                                                                  ----------------   ----------------
Increase (Decrease) In Net Assets From Operations................................ $     43,382,218   $     90,842,501
                                                                                  ================   ================

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                       Schedule of Portfolio Investments
                              September 30, 2007
                                  (Unaudited)

                                                                            Net
                                                                           Asset
                                                                           Value
                                                                            Per
Underlying Fund                                   Division     Shares      Share  Net Asset Value      Cost
---------------                                   -------- --------------- ------ --------------- --------------
VALIC Company I Capital Conservation Fund........    1         301,865.435 $10.01 $    2,942,042  $    2,942,166
VALIC Company I Money Market I Fund..............    2       1,578,608.000   1.00      1,492,642       1,578,608
VALIC Company I Mid Cap Index Fund...............    4     114,998,772.929  25.79  2,965,818,360   2,404,829,879
VALIC Company I Asset Allocation Fund............    5      14,191,965.829  12.27    174,135,419     172,269,909
VALIC Company I Money Market I Fund..............    6     447,052,558.951   1.00    447,138,523     447,052,557
VALIC Company I Capital Conservation Fund........    7      17,247,851.186  10.01    172,730,620     165,276,788
VALIC Company I Government Securities Fund.......    8       9,165,990.073  10.43     95,601,277      94,108,613
VALIC Company I Stock Index Fund.................   10A      5,787,289.621  39.89    224,837,967     159,548,098
VALIC Company I Stock Index Fund.................   10B        499,407.546  39.89     19,838,131      13,661,455
VALIC Company I Stock Index Fund.................   10C    119,490,815.076  39.89  4,773,737,284   3,506,674,309
VALIC Company I Stock Index Fund.................   10D        681,977.989  39.89     26,055,692      19,743,027
VALIC Company I International Equities Fund......   11      92,213,765.511  11.61  1,070,601,822     840,750,796
VALIC Company I Global Social Awareness Fund.....   12      19,197,572.829  24.17    464,005,337     380,833,474
VALIC Company I International Government Bond
  Fund...........................................   13      10,889,027.400  12.41    135,132,830     138,765,819
VALIC Company I Small Cap Index Fund.............   14      63,983,542.986  18.52  1,184,975,220   1,019,500,446
VALIC Company I Core Equity Fund.................   15      27,863,683.125  15.05    419,348,428     390,666,905
VALIC Company I Growth & Income Fund.............   16       7,682,298.564  18.26    140,278,772     113,675,101
VALIC Company I Science & Technology Fund........   17      67,291,995.866  15.01  1,010,052,860   1,047,601,000
VALIC Company I Small Cap Fund...................   18      39,276,705.476  12.24    480,746,875     400,278,644
VALIC Company I International Growth I Fund......   20      50,828,098.143  13.65    693,803,540     473,913,555
VALIC Company I Core Value Fund..................   21      18,174,582.045  12.60    228,999,733     176,933,486
Vanguard LT Corporate Fund.......................   22      21,127,202.490   8.94    188,877,189     196,638,085
Vanguard LT Treasury Fund........................   23      25,196,824.903  11.06    278,676,883     287,887,614
Vanguard Windsor II Fund.........................   24      52,142,677.824  37.44  1,952,221,863   1,538,375,606
Vanguard Wellington Fund.........................   25      49,369,631.973  34.67  1,711,645,149   1,474,027,333
VALIC Company II International Growth II Fund....   33      37,792,907.720  20.49    774,376,681     653,497,607
VALIC Company II Small Cap Growth Fund...........   35       3,610,906.118  14.99     54,127,482      46,137,427
VALIC Company II Small Cap Value Fund............   36      17,068,091.202  15.44    263,531,329     261,033,693
VALIC Company II Mid Cap Growth Fund.............   37       9,245,677.258   9.83     90,885,009      72,844,842
VALIC Company II Mid Cap Value Fund..............   38      25,618,099.449  20.53    525,939,582     456,307,039
VALIC Company II Capital Appreciation Fund.......   39       1,829,179.289  11.43     20,907,516      18,183,062
VALIC Company II Large Cap Value Fund............   40      24,380,761.476  16.36    398,869,258     366,818,639
VALIC Company II Socially Responsible Fund.......   41      70,843,330.970  13.93    986,847,601     901,204,382
VALIC Company II Money Market II Fund............   44     336,084,616.178   1.00    336,084,553     336,084,612
VALIC Company I Nasdaq-100(R) Index Fund.........   46      15,484,272.966   5.78     89,499,098      70,717,380
VALIC Company II Aggressive Growth Lifestyle Fund   48       6,575,588.971  13.20     86,797,775      74,672,174
VALIC Company II Moderate Growth Lifestyle Fund..   49       9,474,053.246  13.51    127,994,459     114,623,752
VALIC Company II Conservative Growth Lifestyle
  Fund...........................................   50       4,413,013.635  11.63     51,323,347      47,417,605
Vanguard LifeStrategy Growth Fund................   52       5,274,995.342  25.94    136,833,376     112,247,766
Vanguard LifeStrategy Moderate Growth Fund.......   53       6,769,002.610  21.78    147,428,878     125,887,855
Vanguard LifeStrategy Conservative Growth Fund...   54       3,113,870.918  17.34     53,994,521      49,212,517
VALIC Company II Core Bond Fund..................   58      18,102,361.877  10.26    185,730,234     182,895,701
VALIC Company II Strategic Bond Fund.............   59      25,978,040.725  11.60    301,345,274     289,437,891
VALIC Company II High Yield Bond Fund............   60      21,285,114.667   9.31    198,164,418     194,501,644
Ariel Fund.......................................   68       9,249,587.384  54.60    505,027,474     462,777,869
Ariel Appreciation Fund..........................   69       7,119,149.063  50.65    360,584,902     306,979,255
Lou Holland Growth Fund..........................   70       2,458,021.001  20.44     50,241,950      44,147,543
VALIC Company I Blue Chip Growth Fund............   72      11,522,189.127  11.28    129,970,293     106,140,648
VALIC Company I Health Sciences Fund.............   73      16,673,006.059  11.83    197,241,661     170,484,509
VALIC Company I Value Fund.......................   74       7,205,068.291  13.35     96,187,663      89,673,885

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                 Schedule of Portfolio Investments (Continued)
                              September 30, 2007
                                  (Unaudited)

                                                                         Net Asset
                                                                           Value
                                                                            Per
Underlying Fund                                  Division     Shares       Share   Net Asset Value    Cost
---------------                                  -------- -------------- --------- --------------- -----------
VALIC Company I Broad Cap Value Fund............    75     2,544,942.556   12.16       30,946,501   27,081,181
VALIC Company I Large Cap Core Fund.............    76     6,169,309.289   12.30       75,882,501   64,333,371
VALIC Company I Inflation Protected Fund........    77     1,634,321.964    9.88       16,147,101   16,025,980
VALIC Company I Growth Fund.....................    78    93,336,752.692   11.00    1,026,704,281  868,452,920
VALIC Company I Large Capital Growth Fund.......    79    45,108,401.988   12.86      580,094,054  482,072,387
AIG SunAmerica 2010 High Watermark Fund.........    80     2,543,271.506   10.60       26,958,678   26,348,118
AIG SunAmerica 2015 High Watermark Fund.........    81     2,373,260.301   11.51       27,316,227   26,119,996
AIG SunAmerica 2020 High Watermark Fund.........    82     1,079,150.624   11.80       12,733,977   12,104,623
VALIC Company I Mid Cap Strategic Growth Fund...    83    23,791,675.024   15.24      362,585,122  286,190,895
VALIC Company I Small Cap Special Values Fund...    84    28,953,194.754   11.41      330,355,952  313,225,304
VALIC Company I Small Cap Strategic Growth Fund.    85    13,134,655.005   10.88      142,905,046  137,121,660
VALIC Company I Small Cap Aggressive Growth Fund    86     5,243,827.111   12.12       63,555,181   55,634,999
VALIC Company I Global Equity Fund..............    87    33,750,419.695   14.03      473,518,385  374,077,631
VALIC Company I Global Strategy Fund............    88    38,302,864.342   13.30      509,428,093  430,783,733
VALIC Company I Foreign Value Fund..............    89    82,094,378.918   13.49    1,107,453,174  931,561,098

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                      Statements of Changes in Net Assets
                                  (Unaudited)

                                          VALIC Company I Capital     VALIC Company I Capital     VALIC Company I Money
                                             Conservation Fund           Conservation Fund          Market I Fund Fund
                                                 Division 1                 Division 7                  Division 2
                                         -------------------------  --------------------------  -------------------------
                                         For The Nine                                           For The Nine
                                            Months       For The    For The Nine  For The Year     Months       For The
                                             Ended      Year Ended  Months Ended     Ended          Ended      Year Ended
                                         September 30, December 31, September 30, December 31,  September 30, December 31,
                                             2007          2006         2007          2006          2007          2006
                                         ------------- ------------ ------------- ------------  ------------- ------------
Operations:
   Net Investment Income (Loss).........  $  (23,616)   $   16,386  $ (1,342,938) $  1,494,114   $   43,316    $   55,164
   Net Realized Gains (Losses) From
     Securities Transactions............      27,084         7,480     2,098,011      (294,696)          --            --
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period.........................      47,655        87,536     2,685,361     6,386,402           --            --
                                          ----------    ----------  ------------  ------------   ----------    ----------
Increase (Decrease) In Net Assets From
  Operations............................      51,123       111,402     3,440,434     7,585,820       43,316        55,164
                                          ----------    ----------  ------------  ------------   ----------    ----------
Principal Transactions:
   Purchase Payments....................     141,913        49,336    14,164,984    17,990,011       29,700        23,287
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals,......    (454,317)     (335,792)  (17,453,522)  (17,556,506)    (151,059)     (107,548)
   Annuity Benefit Payments.............          --            --        (3,702)       (3,774)          --            --
   Amounts Transferred From (To) Other
     Divisions Or VALIC General
     Account, Net.......................     (64,559)      (23,941)  (35,291,919)   89,944,033       83,281      (260,536)
   Contract Charges.....................      (1,448)       (2,488)      (38,826)      (41,179)        (515)         (910)
   Return Of Capital To VALIC...........          --            --            --            --           --            --
   Capital Contributed By VALIC.........          --            --            --            --           --            --
                                          ----------    ----------  ------------  ------------   ----------    ----------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.......................    (378,410)     (312,885)  (38,622,985)   90,332,585      (38,593)     (345,707)
                                          ----------    ----------  ------------  ------------   ----------    ----------
Total Increase (Decrease) In Net Assets.    (327,287)     (201,483)  (35,182,551)   97,918,405        4,723      (290,543)
Net Assets:
Beginning Of Period.....................   3,268,979     3,470,462   208,202,992   110,284,587    1,487,889     1,778,432
                                          ----------    ----------  ------------  ------------   ----------    ----------
End Of Period...........................  $2,941,692    $3,268,979  $173,020,441  $208,202,992   $1,492,612    $1,487,889
                                          ==========    ==========  ============  ============   ==========    ==========

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                 VALIC Company I Money Market     VALIC Company I Mid Cap        VALIC Company I Asset
                                         I Fund Fund                    Index Fund                  Allocation Fund
                                         Division 6                     Division 4                    Division 5
                                 --------------------------   ------------------------------  --------------------------
                                 For The Nine   For The Year   For The Nine    For The Year   For The Nine  For The Year
                                 Months Ended      Ended       Months Ended       Ended       Months Ended     Ended
                                 September 30,  December 31,   September 30,   December 31,   September 30, December 31,
                                     2007           2006           2007            2006           2007          2006
                                 -------------  ------------  --------------  --------------  ------------- ------------
Operations:
   Net Investment Income
     (Loss)..................... $ 11,827,864   $ 12,756,778  $  (20,266,845) $  (10,803,682) $ (1,269,258) $  1,039,546
   Net Realized Gains (Losses)
     From Securities
     Transactions...............           --             --      56,124,517     227,793,618      (723,226)   21,441,805
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period.................           --             --     220,770,183     (12,935,319)   14,168,163    (5,535,221)
                                 ------------   ------------  --------------  --------------  ------------  ------------
Increase (Decrease) In Net
  Assets From Operations........   11,827,864     12,756,778     256,627,855     204,054,617    12,175,679    16,946,130
                                 ------------   ------------  --------------  --------------  ------------  ------------
Principal Transactions:
   Purchase Payments............  178,981,988    149,831,054     230,626,420     262,687,250     8,175,543     8,979,050
   Surrenders Of
     Accumulation Units By
     Terminations And
     Withdrawals,...............  (55,268,378)   (65,131,463)   (192,426,921)   (206,597,118)  (12,329,667)  (15,262,520)
   Annuity Benefit
     Payments...................       (1,076)        (1,431)        (77,390)       (108,683)      (19,095)      (23,691)
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net........................  (73,263,561)   (47,839,929)    111,172,074     115,668,270    (4,191,881)  (11,474,223)
   Contract Charges.............     (151,159)      (170,070)       (460,996)       (476,260)      (31,200)      (41,239)
   Return Of Capital To
     VALIC......................           --             --              --              --            --            --
   Capital Contributed By
     VALIC......................           --             --              --              --            --            --
                                 ------------   ------------  --------------  --------------  ------------  ------------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions.....   50,297,814     36,688,161     148,833,187     171,173,459    (8,396,300)  (17,822,623)
                                 ------------   ------------  --------------  --------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets........................   62,125,678     49,444,939     405,461,042     375,228,076     3,779,379      (876,493)
Net Assets:
Beginning Of Period.............  385,394,150    335,949,211   2,563,398,539   2,188,170,463   170,564,949   171,441,442
                                 ------------   ------------  --------------  --------------  ------------  ------------
End Of Period................... $447,519,828   $385,394,150  $2,968,859,581  $2,563,398,539  $174,344,328  $170,564,949
                                 ============   ============  ==============  ==============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                       VALIC Company I Government     VALIC Company I Stock      VALIC Company I Stock
                                             Securities Fund               Index Fund                  Index Fund
                                               Division 8                 Division 10A                Division 10B
                                       --------------------------  --------------------------  -------------------------
                                       For The Nine                                            For The Nine
                                          Months     For The Year  For The Nine  For The Year     Months     For The Year
                                           Ended        Ended      Months Ended     Ended          Ended        Ended
                                       September 30, December 31,  September 30, December 31,  September 30, December 31,
                                           2007          2006          2007          2006          2007          2006
                                       ------------- ------------  ------------- ------------  ------------- ------------
Operations:
   Net Investment Income (Loss).......  $  (701,916) $  1,341,672  $ (1,717,845) $   (401,689)  $   (61,965) $    83,764
   Net Realized Gains (Losses) From
     Securities Transactions..........   (1,192,841)   (1,406,947)    9,859,109    17,985,650       589,916    1,449,521
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................    4,716,265     2,047,737     9,562,960    13,387,223     1,089,016    1,159,486
                                        -----------  ------------  ------------  ------------   -----------  -----------
Increase (Decrease) In Net Assets From
  Operations..........................    2,821,508     1,982,462    17,704,224    30,971,184     1,616,967    2,692,771
                                        -----------  ------------  ------------  ------------   -----------  -----------
Principal Transactions:
   Purchase Payments..................    5,194,779     8,045,093     1,082,242     3,243,786       109,367      212,978
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................   (9,233,188)  (10,741,555)  (24,189,580)  (32,295,987)   (1,356,822)  (2,679,134)
   Annuity Benefit Payments...........      (33,833)      (36,697)     (498,353)     (711,392)      (77,633)    (103,715)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............   (2,909,385)  (12,799,285)   (2,598,538)   (4,799,653)     (170,148)    (225,380)
   Contract Charges...................      (20,647)      (31,152)           --            --            --           --
   Return Of Capital To VALIC.........           --            --            --            --            --           --
   Capital Contributed By VALIC.......           --            --            --            --            --           --
                                        -----------  ------------  ------------  ------------   -----------  -----------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................   (7,002,274)  (15,563,596)  (26,204,229)  (34,563,246)   (1,495,236)  (2,795,251)
                                        -----------  ------------  ------------  ------------   -----------  -----------
Total Increase (Decrease) In Net
  Assets..............................   (4,180,766)  (13,581,134)   (8,500,005)   (3,592,062)      121,731     (102,480)
Net Assets:
Beginning Of Period...................   99,905,737   113,486,871   233,353,934   236,945,996    19,698,595   19,801,075
                                        -----------  ------------  ------------  ------------   -----------  -----------
End Of Period.........................  $95,724,971  $ 99,905,737  $224,853,929  $233,353,934   $19,820,326  $19,698,595
                                        ===========  ============  ============  ============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                              VALIC Company I Stock        VALIC Company I Stock    VALIC Company I International
                                                   Index Fund                    Index Fund                 Equities Fund
                                                  Division 10C                  Division 10D                 Division 11
                                         ------------------------------  -------------------------  ----------------------------
                                          For The Nine      For The      For The Nine    For The     For The Nine     For The
                                          Months Ended     Year Ended    Months Ended   Year Ended   Months Ended    Year Ended
                                          September 30,   December 31,   September 30, December 31,  September 30,  December 31,
                                              2007            2006           2007          2006          2007           2006
                                         --------------  --------------  ------------- ------------ --------------  ------------
Operations:
   Net Investment Income (Loss)......... $  (33,740,662) $   (3,812,731)  $  (201,048) $   (39,161) $   (7,226,817) $  5,955,165
   Net Realized Gains (Losses) From
     Securities Transactions............    197,943,315     279,275,618     1,074,880    1,560,700      49,117,722   101,458,565
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period.........................    199,675,850     316,707,049     1,167,067    1,946,592      67,414,462    49,901,553
                                         --------------  --------------   -----------  -----------  --------------  ------------
Increase (Decrease) In Net Assets From
  Operations............................    363,878,503     592,169,936    02,040,899    3,468,131     109,305,367   157,315,283
                                         --------------  --------------   -----------  -----------  --------------  ------------
Principal Transactions:
   Purchase Payments....................    316,576,736     395,665,871       557,485      340,614     120,988,990   139,625,911
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals,......   (352,569,047)   (385,073,637)   (3,196,668)  (2,044,026)    (56,585,760)  (49,731,155)
   Annuity Benefit Payments.............       (254,679)       (342,050)      (10,659)     (14,731)        (16,143)      (17,224)
   Amounts Transferred From (To) Other
     Divisions Or VALIC General
     Account, Net.......................   (225,290,422)   (121,876,724)     (216,917)    (887,470)    (33,569,736)   34,629,546
   Contract Charges.....................       (867,540)     (1,054,582)       (4,548)      (8,395)       (215,697)     (150,848)
   Return Of Capital To VALIC...........             --              --            --           --              --            --
   Capital Contributed By VALIC.........             --              --            --           --              --            --
                                         --------------  --------------   -----------  -----------  --------------  ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.......................   (262,404,952)   (112,681,122)   (2,871,306)  (2,614,008)     30,601,654   124,356,230
                                         --------------  --------------   -----------  -----------  --------------  ------------
Total Increase (Decrease) In Net Assets.    101,473,551     479,488,814      (830,407)     854,123     139,907,021   281,671,513
Net Assets:
Beginning Of Period.....................  4,676,823,629   4,197,334,815    26,885,046   26,030,923     931,984,106   650,312,593
                                         --------------  --------------   -----------  -----------  --------------  ------------
End Of Period........................... $4,778,297,180  $4,676,823,629   $26,054,639  $26,885,046  $1,071,891,127  $931,984,106
                                         ==============  ==============   ===========  ===========  ==============  ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                           VALIC Company I Global       VALIC Company I Int'l         VALIC Company I Small
                                            Social Awareness Fund       Government Bond Fund             Cap Index Fund
                                                 Division 12                 Division 13                   Division 14
                                         --------------------------  --------------------------  ------------------------------
                                         For The Nine    For The     For The Nine    For The      For The Nine      For The
                                         Months Ended   Year Ended   Months Ended   Year Ended    Months Ended     Year Ended
                                         September 30, December 31,  September 30, December 31,   September 30,   December 31,
                                             2007          2006          2007          2006           2007            2006
                                         ------------- ------------  ------------- ------------  --------------  --------------
Operations:
   Net Investment Income (Loss)......... $ (3,203,336) $   (890,311) $   (970,811) $  4,232,306  $   (8,417,219) $   (5,651,000)
   Net Realized Gains (Losses) From
     Securities Transactions............    8,081,990    25,750,531      (685,117)    3,919,126      35,627,511      89,153,032
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period.........................   28,012,423    28,826,473     6,262,989     1,016,351      (2,458,939)     70,581,085
                                         ------------  ------------  ------------  ------------  --------------  --------------
Increase (Decrease) In Net Assets From
  Operations............................   32,891,077    53,686,693     4,607,061     9,167,783      24,751,353     154,083,117
                                         ------------  ------------  ------------  ------------  --------------  --------------
Principal Transactions:
   Purchase Payments....................   27,543,895    30,075,559     6,714,926     9,372,025     125,546,224     151,364,317
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals,......  (28,508,457)  (32,512,502)   (9,932,074)  (13,916,910)    (69,831,560)    (69,580,110)
   Annuity Benefit Payments.............      (13,819)      (18,632)       (3,359)       (4,906)        (29,437)        (35,124)
   Amounts Transferred From (To) Other
     Divisions Or VALIC General
     Account, Net.......................    7,013,876   (10,617,760)   (2,656,226)  (10,471,160)    (21,819,820)     19,909,489
   Contract Charges.....................      (85,277)     (119,737)      (30,862)      (40,098)       (246,820)       (237,073)
   Return Of Capital To VALIC...........           --            --            --            --              --              --
   Capital Contributed By VALIC.........           --            --            --            --              --              --
                                         ------------  ------------  ------------  ------------  --------------  --------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.......................    5,950,218   (13,193,072)   (5,907,595)  (15,061,049)     33,618,587     101,421,499
                                         ------------  ------------  ------------  ------------  --------------  --------------
Total Increase (Decrease) In Net Assets.   38,841,295    40,493,621    (1,300,534)   (5,893,266)     58,369,940     255,504,616
Net Assets:
Beginning Of Period.....................  425,398,185   384,904,564   136,485,696   142,378,962   1,127,890,387     872,385,771
                                         ------------  ------------  ------------  ------------  --------------  --------------
End Of Period........................... $464,239,480  $425,398,185  $135,185,162  $136,485,696  $1,186,260,327  $1,127,890,387
                                         ============  ============  ============  ============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)

                                  (Unaudited)

                                            VALIC Company I Core      VALIC Company I Growth &      VALIC Company I Science &
                                                 Equity Fund                 Income Fund                 Technology Fund
                                                 Division 15                 Division 16                   Division 17
                                         --------------------------  --------------------------  ------------------------------
                                         For The Nine    For The     For The Nine    For The      For The Nine      For The
                                         Months Ended   Year Ended   Months Ended   Year Ended    Months Ended     Year Ended
                                         September 30, December 31,  September 30, December 31,   September 30,   December 31,
                                             2007          2006          2007          2006           2007            2006
                                         ------------- ------------  ------------- ------------  --------------  --------------
Operations:
   Net Investment Income (Loss)......... $ (3,180,351) $ (1,517,813) $   (998,745) $   (443,496) $   (6,880,647) $   (9,945,077)
   Net Realized Gains (Losses) From
     Securities Transactions............      984,649    (8,147,788)    2,557,235      (237,546)    (99,334,467)   (162,236,402)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period.........................   23,641,464    56,355,483    12,878,299    18,840,545     276,467,881     216,555,410
                                         ------------  ------------  ------------  ------------  --------------  --------------
Increase (Decrease) In Net Assets From
  Operations............................   21,445,762    46,689,882    14,436,789    18,159,503     170,252,767      44,373,931
                                         ------------  ------------  ------------  ------------  --------------  --------------
Principal Transactions:
   Purchase Payments....................   13,646,373    20,584,055     4,984,259     6,753,662      43,345,081      72,982,834
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals,......  (35,006,828)  (46,242,972)  (10,788,836)  (15,214,050)    (80,683,695)    (95,400,063)
   Annuity Benefit Payments.............      (19,264)      (23,673)       (5,519)       (6,962)        (29,502)        (35,301)
   Amounts Transferred From (To) Other
     Divisions Or VALIC General
     Account, Net.......................  (36,388,388)  (66,503,223)   (6,025,926)  (14,755,182)   (106,004,242)   (168,880,677)
   Contract Charges.....................     (101,645)     (153,913)      (30,265)      (38,533)       (301,521)       (502,006)
   Return Of Capital To VALIC...........           --            --            --            --              --              --
   Capital Contributed By VALIC.........           --            --            --            --              --              --
                                         ------------  ------------  ------------  ------------  --------------  --------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.......................  (57,869,752)  (92,339,726)  (11,866,287)  (23,261,065)   (143,673,879)   (191,835,213)
                                         ------------  ------------  ------------  ------------  --------------  --------------
Total Increase (Decrease) In Net Assets.  (36,423,990)  (45,649,844)    2,570,502    (5,101,562)     26,578,888    (147,461,282)
Net Assets:
Beginning Of Period.....................  456,359,012   502,008,856   137,890,050   142,991,612     984,350,910   1,131,812,192
                                         ------------  ------------  ------------  ------------  --------------  --------------
End Of Period........................... $419,935,022  $456,359,012  $140,460,552  $137,890,050  $1,010,929,798  $  984,350,910
                                         ============  ============  ============  ============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                        VALIC Company I           Templeton Global Asset     VALIC Company I International
                                         Small Cap Fund               Allocation Fund               Growth I Fund
                                          Division 18                Division 19 /(1)/               Division 20
                                  ---------------------------  ----------------------------  ----------------------------
                                  For The Nine     For The     For The Nine  For the Period  For The Nine     For The
                                  Months Ended    Year Ended   Months Ended  January 1, 2006 Months Ended    Year Ended
                                  September 30,  December 31,  September 30,   to May 29,    September 30,  December 31,
                                      2007           2006          2007           2006           2007           2006
                                  ------------- -------------  ------------- --------------- -------------  ------------
Operations:
   Net Investment Income
     (Loss)...................... $ (3,869,520) $  (5,853,207)      $--       $  (1,995,032) $ (4,596,768)  $  4,437,123
   Net Realized Gains (Losses)
     From Securities
     Transactions................   27,413,575     77,041,303        --          72,857,346    28,754,843     16,873,332
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period...........  (22,103,202)   (29,366,155)       --         (39,781,613)   70,285,796     92,908,398
                                  ------------  -------------       ---       -------------  ------------   ------------
   Increase (Decrease) In Net
     Assets From Operations......    1,440,853     41,821,941        --          31,080,701    94,443,871    114,218,853
                                  ------------  -------------       ---       -------------  ------------   ------------
Principal Transactions:
   Purchase Payments.............   17,898,104     21,674,284        --          17,833,344    38,913,462     33,180,746
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals,................  (43,769,354)   (58,969,313)       --         (14,630,560)  (45,267,537)   (46,038,049)
   Annuity Benefit Payments......      (20,881)       (27,389)       --             (41,958)      (23,058)       (26,584)
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net.........................  (56,540,278)   (66,007,731)       --        (433,769,850)      701,964     93,799,963
   Contract Charges..............      (96,556)      (141,954)       --             (25,930)     (113,644)      (111,202)
   Return Of Capital To
     VALIC.......................           --             --        --                  --            --             --
   Capital Contributed By
     VALIC.......................           --             --        --                  --            --             --
                                  ------------  -------------       ---       -------------  ------------   ------------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions......  (82,528,965)  (103,472,103)       --        (430,634,954)   (5,788,813)    80,804,874
                                  ------------  -------------       ---       -------------  ------------   ------------
Total Increase (Decrease) In Net
  Assets.........................  (81,088,112)   (61,650,162)       --        (399,554,253)   88,655,058    195,023,727
Net Assets:
Beginning Of Period..............  562,585,240    624,235,402        --         399,554,253   606,337,122    411,313,395
                                  ------------  -------------       ---       -------------  ------------   ------------
End Of Period.................... $481,497,128  $ 562,585,240       $--       $          --  $694,992,180   $606,337,122
                                  ============  =============       ===       =============  ============   ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                               VALIC Company I       Vanguard Long-Term Investment     Vanguard Long-Term
                                               Core Value Fund             Grade Fund Fund                Treasury Fund
                                                 Division 21                 Division 22                   Division 23
                                         --------------------------  ----------------------------  --------------------------
                                         For The Nine    For The     For The Nine     For The      For The Nine    For The
                                         Months Ended   Year Ended   Months Ended    Year Ended    Months Ended   Year Ended
                                         September 30, December 31,  September 30,  December 31,   September 30, December 31,
                                             2007          2006          2007           2006           2007          2006
                                         ------------- ------------  -------------  ------------   ------------- ------------
Operations:
   Net Investment Income (Loss)......... $ (1,677,676) $   (307,792) $  7,751,938   $ 10,186,040   $  8,248,017  $ 12,124,384
   Net Realized Gains (Losses) From
     Securities Transactions............   10,756,432    10,319,759      (879,951)      (314,418)      (656,459)   (1,342,164)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period.........................    3,143,353    24,463,032    (6,713,111)    (5,933,036)      (159,903)  (10,005,323)
                                         ------------  ------------  ------------   ------------   ------------  ------------
Increase (Decrease) In Net Assets From
  Operations............................   12,222,109    34,474,999       158,876      3,938,586      7,431,655       776,897
                                         ------------  ------------  ------------   ------------   ------------  ------------
Principal Transactions:
   Purchase Payments....................   11,467,163    15,131,456    18,543,075     26,076,750     20,827,629    33,642,814
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals,......  (20,633,815)  (22,411,619)  (17,025,693)   (20,941,267)   (23,699,480)  (31,223,172)
   Annuity Benefit Payments.............       (3,432)       (5,779)       (3,914)        (5,436)        (2,962)       (3,799)
   Amounts Transferred From (To) Other
     Divisions Or VALIC General
     Account, Net.......................  (17,180,543)  (10,364,883)  (37,783,581)      (241,042)   (12,712,410)  (51,503,082)
   Contract Charges.....................      (44,722)      (62,670)      (44,569)       (59,245)       (56,376)      (88,855)
   Return Of Capital To VALIC...........           --            --            --             --             --            --
   Capital Contributed By VALIC.........           --            --            --             --             --            --
                                         ------------  ------------  ------------   ------------   ------------  ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.......................  (26,395,349)  (17,713,495)  (36,314,682)     4,829,760    (15,643,599)  (49,176,094)
                                         ------------  ------------  ------------   ------------   ------------  ------------
Total Increase (Decrease) In Net Assets.  (14,173,240)   16,761,504   (36,155,806)     8,768,346     (8,211,944)  (48,399,197)
Net Assets:
Beginning Of Period.....................  243,325,240   226,563,736   225,288,693    216,520,347    287,325,672   335,724,869
                                         ------------  ------------  ------------   ------------   ------------  ------------
End Of Period........................... $229,152,000  $243,325,240  $189,132,887   $225,288,693   $279,113,728  $287,325,672
                                         ============  ============  ============   ============   ============  ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                          Vanguard                        Vanguard                        Putnam
                                       Windsor II Fund                 Wellington Fund            New Opportunities Fund
                                         Division 24                     Division 25                 Division 26 /(1)/
                               ------------------------------  ------------------------------  ----------------------------
                                For The Nine      For The       For The Nine      For The      For The Nine  For the Period
                                Months Ended     Year Ended     Months Ended     Year Ended    Months Ended  January 1, 2006
                                September 30,   December 31,    September 30,   December 31,   September 30,   to May 29,
                                    2007            2006            2007            2006           2007           2006
                               --------------  --------------  --------------  --------------  ------------- ---------------
Operations:
   Net Investment Income
     (Loss)................... $    2,683,922  $   18,914,886  $   21,867,740  $   26,215,648       $--       $  (2,187,782)
   Net Realized Gains
     (Losses) From Securities
     Transactions.............     53,616,539     118,959,901      23,154,853      84,034,217        --         (45,757,811)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period...............     87,748,937     126,232,028      85,058,878      68,136,623        --          53,863,406
                               --------------  --------------  --------------  --------------       ---       -------------
Increase (Decrease) In Net
  Assets From Operations......    144,049,398     264,106,815     130,081,471     178,386,488        --           5,917,813
                               --------------  --------------  --------------  --------------       ---       -------------
Principal Transactions:
   Purchase Payments..........    155,993,509     171,787,421     164,619,913     182,851,854        --           7,369,905
   Surrenders Of Accumulation
     Units By Terminations
     And Withdrawals,.........   (145,889,688)   (148,798,584)   (117,685,941)   (128,317,809)       --         (20,007,282)
   Annuity Benefit Payments...        (42,544)        (48,397)        (53,986)        (57,683)       --              (2,710)
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net......................    (43,196,031)    (36,145,830)      7,064,568       6,005,985        --        (562,086,823)
   Contract Charges...........       (353,944)       (383,326)       (345,002)       (345,613)       --             (55,963)
   Return Of Capital To VALIC.             --              --              --              --        --                  --
   Capital Contributed By
     VALIC....................             --              --              --              --        --                  --
                               --------------  --------------  --------------  --------------       ---       -------------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions...    (33,488,698)    (13,588,716)     53,599,552      60,136,734        --        (574,782,873)
                               --------------  --------------  --------------  --------------       ---       -------------
Total Increase (Decrease) In
  Net Assets..................    110,560,700     250,518,099     183,681,023     238,523,222        --        (568,865,060)
Net Assets:
Beginning Of Period...........  1,844,022,958   1,593,504,859   1,529,586,550   1,291,063,328        --         568,865,060
                               --------------  --------------  --------------  --------------       ---       -------------
End Of Period................. $1,954,583,658  $1,844,022,958  $1,713,267,573  $1,529,586,550       $--       $          --
                               ==============  ==============  ==============  ==============       ===       =============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                        Putnam OTC                      Putnam                    VALIC Company I
                                  & Emerging Growth Fund          Global Equity Fund           Large Cap Growth Fund
                                     Division 27 /(1)/             Division 28 /(1)/             Division 30 /(1)/
                               ----------------------------  ----------------------------  ----------------------------
                               For The Nine  For the Period  For The Nine  For the Period  For The Nine  For the Period
                               Months Ended  January 1, 2006 Months Ended  January 1, 2006 Months Ended  January 1, 2006
                               September 30,   to May 29,    September 30,   to May 29,    September 30,   to May 29,
                                   2007           2006           2007           2006           2007           2006
                               ------------- --------------- ------------- --------------- ------------- ---------------
Operations:
   Net Investment Income
     (Loss)...................      $--       $    (764,275)      $--       $  (1,470,940)      $--       $    (687,081)
   Net Realized Gains
     (Losses) From Securities
     Transactions.............       --          30,740,532        --          (7,349,467)       --         (72,666,097)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period...............       --         (17,980,374)       --          36,666,155        --          69,988,225
                                    ---       -------------       ---       -------------       ---       -------------
Increase (Decrease) In Net
  Assets From Operations......       --          11,995,883        --          27,845,748        --          (3,364,953)
                                    ---       -------------       ---       -------------       ---       -------------
Principal Transactions:
   Purchase Payments..........       --           4,469,701        --           7,887,854        --           5,263,470
   Surrenders Of Accumulation
     Units By Terminations
     And Withdrawals,.........       --          (6,629,032)       --         (13,374,567)       --         (12,376,211)
   Annuity Benefit Payments...       --                (582)       --              (2,988)       --              (1,286)
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net......................       --        (200,411,030)       --        (400,754,151)       --        (330,368,198)
   Contract Charges...........       --             (27,239)       --             (32,770)       --             (41,179)
   Return Of Capital To VALIC.       --                  --        --                  --        --                  --
   Capital Contributed By
     VALIC....................       --                  --        --                  --        --                  --
                                    ---       -------------       ---       -------------       ---       -------------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions...       --        (202,598,182)       --        (406,276,622)       --        (337,523,404)
                                    ---       -------------       ---       -------------       ---       -------------
Total Increase (Decrease) In
  Net Assets..................       --        (190,602,299)       --        (378,430,874)       --        (340,888,357)
Net Assets:
Beginning Of Period...........       --         190,602,299        --         378,430,874        --         340,888,357
                                    ---       -------------       ---       -------------       ---       -------------
End Of Period.................      $--       $          --       $--       $          --       $--       $          --
                                    ===       =============       ===       =============       ===       =============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                                                                                 VALIC Company II International
                                    American Century Ultra Fund       Templeton Foreign Fund        Small Cap Equity Fund
                                         Division 31 /(1)/               Division 32 /(1)/               Division 33
                                  -------------------------------  ----------------------------  -----------------------------
                                  For The Nine                     For The Nine
                                     Months                           Months                     For The Nine    For The Year
                                      Ended       For the Period       Ended     For the Period  Months Ended       Ended
                                  September 30, January 1, 2006 to September 30, January 1, 2006 September 30,   December 31,
                                      2007         May 29, 2006        2007      to May 29, 2006     2007            2006
                                  ------------- ------------------ ------------- --------------- -------------   ------------
Operations:
   Net Investment Income
     (Loss)......................      $--       $    (3,832,258)       $--       $  (2,666,223) $ (3,611,676)   $   (798,164)
   Net Realized Gains (Losses)
     From Securities
     Transactions................       --           (41,589,079)        --         166,223,502    19,846,212      44,884,381
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period...........       --            (2,649,820)        --        (119,112,933)   62,586,339      30,563,805
                                       ---       ---------------        ---       -------------  ------------    ------------
Increase (Decrease) In Net Assets
  From Operations................       --           (48,071,157)        --          44,444,346    78,820,875      74,650,022
                                       ---       ---------------        ---       -------------  ------------    ------------
Principal Transactions:
   Purchase Payments.............       --            35,947,935         --          26,052,944    87,886,322      74,390,332
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals,................       --           (33,270,326)        --         (20,870,652)  (40,321,478)    (26,665,653)
   Annuity Benefit Payments......       --               (10,541)        --              (2,981)       (2,298)         (1,205)
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net.........................       --          (963,790,580)        --        (701,468,745)   77,892,704     202,331,153
   Contract Charges..............       --               (90,109)        --             (40,369)     (163,325)       (131,567)
   Return Of Capital To
     VALIC.......................       --                    --         --                  --            --              --
   Capital Contributed By
     VALIC.......................       --                    --         --                  --            --              --
                                       ---       ---------------        ---       -------------  ------------    ------------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions......       --          (961,213,621)        --        (696,329,803)  125,291,925     249,923,060
                                       ---       ---------------        ---       -------------  ------------    ------------
Total Increase (Decrease) In Net
  Assets.........................       --        (1,009,284,778)        --        (651,885,457)  204,112,800     324,573,082
Net Assets:
Beginning Of Period..............       --         1,009,284,778         --         651,885,457   571,099,015     246,525,933
                                       ---       ---------------        ---       -------------  ------------    ------------
End Of Period....................      $--       $            --        $--       $          --  $775,211,815    $571,099,015
                                       ===       ===============        ===       =============  ============    ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                       VALIC Company II Small Cap VALIC Company II Small Cap   VALIC Company II Mid Cap
                                              Growth Fund                 Value Fund                 Growth Fund
                                              Division 35                 Division 36                Division 37
                                       -------------------------  --------------------------  -------------------------
                                       For The Nine                                           For The Nine
                                          Months     For The Year For The Nine  For The Year     Months     For The Year
                                           Ended        Ended     Months Ended     Ended          Ended        Ended
                                       September 30, December 31, September 30, December 31,  September 30, December 31,
                                           2007          2006         2007          2006          2007          2006
                                       ------------- ------------ ------------- ------------  ------------- ------------
Operations:
   Net Investment Income (Loss).......  $  (273,021) $  (333,239) $ (1,172,336) $   (137,842)  $  (401,207) $  (394,639)
   Net Realized Gains (Losses) From
     Securities Transactions..........    2,634,489    4,510,590     3,039,744    12,214,616     4,884,056    7,642,199
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................    1,680,636     (521,674)   (5,991,748)    6,851,577     6,114,834     (125,514)
                                        -----------  -----------  ------------  ------------   -----------  -----------
Increase (Decrease) In Net Assets From
  Operations..........................    4,042,104    3,655,677    (4,124,340)   18,928,351    10,597,683    7,122,046
                                        -----------  -----------  ------------  ------------   -----------  -----------
Principal Transactions:
   Purchase Payments..................    5,392,133    5,873,721    29,747,103    10,088,856     6,429,171    5,808,164
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................   (3,431,505)  (5,143,936)  (12,256,390)   (8,658,248)   (5,097,873)  (4,665,506)
   Annuity Benefit Payments...........       (1,789)        (208)       (3,078)       (2,771)           --           --
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............      576,584      157,790    89,130,156    45,839,057    18,061,837    3,138,728
   Contract Charges...................      (12,295)     (12,486)      (57,353)      (27,106)      (16,070)     (13,928)
   Return Of Capital To VALIC.........           --           --            --            --            --           --
   Capital Contributed By VALIC.......           --           --            --            --            --           --
                                        -----------  -----------  ------------  ------------   -----------  -----------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................    2,523,128      874,881   106,560,438    47,239,788    19,377,065    4,267,458
                                        -----------  -----------  ------------  ------------   -----------  -----------
Total Increase (Decrease) In Net
  Assets..............................    6,565,232    4,530,558   102,436,098    66,168,139    29,974,748   11,389,504
Net Assets:
Beginning Of Period...................   47,635,685   43,105,127   161,461,987    95,293,848    61,129,897   49,740,393
                                        -----------  -----------  ------------  ------------   -----------  -----------
End Of Period.........................  $54,200,917  $47,635,685  $263,898,085  $161,461,987   $91,104,645  $61,129,897
                                        ===========  ===========  ============  ============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                        VALIC Company II Mid Cap    VALIC Company II Capital  VALIC Company II Large Cap
                                               Value Fund              Appreciation Fund              Value Fund
                                               Division 38                Division 39                 Division 40
                                       --------------------------  -------------------------  --------------------------
                                                                   For The Nine
                                       For The Nine  For The Year     Months     For The Year For The Nine  For The Year
                                       Months Ended     Ended          Ended        Ended     Months Ended     Ended
                                       September 30, December 31,  September 30, December 31, September 30, December 31,
                                           2007          2006          2007          2006         2007          2006
                                       ------------- ------------  ------------- ------------ ------------- ------------
Operations:
   Net Investment Income (Loss)....... $ (2,591,227) $ (1,096,394)  $   (65,050) $   (47,605) $ (1,875,538) $    342,210
   Net Realized Gains (Losses) From
     Securities Transactions..........   14,444,018    45,657,219       619,384      824,038     9,054,934    13,583,919
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................   30,563,683     7,736,331     1,664,151     (285,055)   18,556,732    10,067,311
                                       ------------  ------------   -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations..........................   42,416,474    52,297,156     2,218,485      491,378    25,736,128    23,993,440
                                       ------------  ------------   -----------  -----------  ------------  ------------
Principal Transactions:
   Purchase Payments..................   52,761,188    41,758,196     1,473,393    1,194,049    42,883,882    22,606,445
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................  (31,235,775)  (28,426,687)     (480,225)  (2,011,995)  (21,724,409)   (8,640,768)
   Annuity Benefit Payments...........       (9,217)       (8,216)           --           --            --            --
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............   50,027,523    33,550,696     8,282,744     (886,630)   53,838,977   204,973,738
   Contract Charges...................     (107,630)      (77,319)       (3,706)      (2,072)     (122,792)      (59,847)
   Return Of Capital To VALIC.........           --            --            --           --            --            --
   Capital Contributed By VALIC.......           --            --            --           --            --            --
                                       ------------  ------------   -----------  -----------  ------------  ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................   71,436,089    46,796,670     9,272,206   (1,706,648)   74,875,658   218,879,568
                                       ------------  ------------   -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net
  Assets..............................  113,852,563    99,093,826    11,490,691   (1,215,270)  100,611,786   242,873,008
Net Assets:
Beginning Of Period...................  412,896,013   313,802,187     9,446,770   10,662,040   298,898,012    56,025,004
                                       ------------  ------------   -----------  -----------  ------------  ------------
End Of Period......................... $526,748,576  $412,896,013   $20,937,461  $ 9,446,770  $399,509,798  $298,898,012
                                       ============  ============   ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                       VALIC Company II Socially    VALIC Company II Money    VALIC Company I Nasdaq-100
                                           Responsible Fund             Market II Fund              (R) Index Fund
                                              Division 41                 Division 44                 Division 46
                                      --------------------------  --------------------------  --------------------------
                                                                                              For The Nine
                                      For The Nine  For The Year  For The Nine  For The Year     Months     For The Year
                                      Months Ended     Ended      Months Ended     Ended          Ended        Ended
                                      September 30, December 31,  September 30, December 31,  September 30, December 31,
                                          2007          2006          2007          2006          2007          2006
                                      ------------- ------------  ------------- ------------  ------------- ------------
Operations:
   Net Investment Income (Loss)...... $ (4,064,982) $    416,673  $  8,010,387  $  5,200,407   $  (576,613) $   (720,505)
   Net Realized Gains (Losses)
     From Securities
     Transactions....................    6,372,819    10,068,596            (1)           (1)    4,547,630     4,093,913
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period...............   52,393,986    31,074,696             1             1     9,470,159       740,780
                                      ------------  ------------  ------------  ------------   -----------  ------------
Increase (Decrease) In Net Assets
  From Operations....................   54,701,823    41,559,965     8,010,387     5,200,407    13,441,176     4,114,188
                                      ------------  ------------  ------------  ------------   -----------  ------------
Principal Transactions:
   Purchase Payments.................  103,019,532    52,295,087   107,852,980    72,946,666     6,856,842    10,795,682
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals,....................  (46,828,561)  (14,208,694)  (37,421,264)  (26,733,292)   (5,810,791)   (8,244,620)
   Annuity Benefit Payments..........           --            --        (3,116)       (4,170)         (350)         (421)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net............  385,121,934   274,890,282    32,242,505    92,613,781    (4,949,727)  (13,680,496)
   Contract Charges..................     (114,447)      (91,064)      (51,174)      (23,516)      (19,037)      (26,046)
   Return Of Capital To VALIC........           --            --            --            --            --            --
   Capital Contributed By
     VALIC...........................           --            --            --            --            --            --
                                      ------------  ------------  ------------  ------------   -----------  ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions....................  441,198,458   312,885,611   102,619,931   138,799,469    (3,923,063)  (11,155,901)
                                      ------------  ------------  ------------  ------------   -----------  ------------
Total Increase (Decrease) In Net
  Assets.............................  495,900,281   354,445,576   110,630,318   143,999,876     9,518,113    (7,041,713)
Net Assets:
Beginning Of Period..................  492,206,270   137,760,694   225,902,582    81,902,706    80,169,689    87,211,402
                                      ------------  ------------  ------------  ------------   -----------  ------------
End Of Period........................ $988,106,551  $492,206,270  $336,532,900  $225,902,582   $89,687,802  $ 80,169,689
                                      ============  ============  ============  ============   ===========  ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                                                     VALIC Company II Aggressive VALIC Company II Moderate
                                        Janus Adviser Worldwide Fund   Growth Lifestyle Fund       Growth Lifestyle Fund
                                             Division 47 /(1)/              Division 48                 Division 49
                                        ---------------------------  -------------------------   -------------------------
                                        For The Nine                 For The Nine
                                           Months     For the Period    Months      For The Year For The Nine  For The Year
                                            Ended       January 1,       Ended         Ended     Months Ended     Ended
                                        September 30,    2006 to     September 30,  December 31, September 30, December 31,
                                            2007       May 29, 2006      2007           2006         2007          2006
                                        ------------- -------------- -------------  ------------ ------------- ------------
Operations:
   Net Investment Income (Loss)........      $--       $   (136,919)  $  (402,364)  $  (369,385) $   (598,755) $   242,661
   Net Realized Gains (Losses) From
     Securities Transactions...........       --          4,517,978     3,467,903     7,429,371     3,287,638   11,078,067
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.................       --         (3,813,941)    5,244,984      (340,231)    7,316,111   (2,895,951)
                                             ---       ------------   -----------   -----------  ------------  -----------
Increase (Decrease) In Net Assets From
  Operations...........................       --            567,118     8,310,523     6,719,755    10,004,994    8,424,777
                                             ---       ------------   -----------   -----------  ------------  -----------
Principal Transactions:
   Purchase Payments...................       --          1,674,132    13,402,822    10,918,948    25,361,222   19,813,653
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,......................       --         (1,440,076)   (3,488,458)   (4,115,290)   (5,839,469)  (9,199,048)
   Annuity Benefit Payments............       --               (143)           --            --          (376)        (120)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net..............       --        (36,266,838)    2,879,746     9,021,751     1,989,368      849,999
   Contract Charges....................       --             (3,572)      (37,709)      (20,542)      (46,269)     (31,617)
   Return Of Capital To VALIC..........       --                 --            --            --            --           --
   Capital Contributed By VALIC........       --                 --            --            --            --           --
                                             ---       ------------   -----------   -----------  ------------  -----------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions......................       --        (36,036,497)   12,756,401    15,804,867    21,464,476   11,432,867
                                             ---       ------------   -----------   -----------  ------------  -----------
Total Increase (Decrease) In Net Assets       --        (35,469,379)   21,066,924    22,524,622    31,469,470   19,857,644
Net Assets:
Beginning Of Period....................       --         35,469,379    65,767,867    43,243,245    96,758,279   76,900,635
                                             ---       ------------   -----------   -----------  ------------  -----------
End Of Period..........................      $--       $         --   $86,834,791   $65,767,867  $128,227,749  $96,758,279
                                             ===       ============   ===========   ===========  ============  ===========

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                            VALIC Company II
                                       Conservative Growth Lifestyle Vanguard LifeStrategy Growth Vanguard LifeStrategy Moderate
                                                  Fund                          Fund                      Growth Fund
                                              Division 50                    Division 52                  Division 53
                                       ----------------------------  --------------------------   -----------------------------
                                       For The Nine
                                          Months       For The Year  For The Nine   For The Year  For The Nine    For The Year
                                           Ended          Ended      Months Ended      Ended      Months Ended       Ended
                                       September 30,   December 31,  September 30,  December 31,  September 30,   December 31,
                                           2007            2006          2007           2006          2007            2006
                                       -------------   ------------  -------------  ------------  -------------   ------------
Operations:
   Net Investment Income (Loss).......  $  (234,470)   $  (249,434)  $     (3,159)  $  1,021,836  $    410,530    $  1,837,530
   Net Realized Gains (Losses) From
     Securities Transactions..........      894,567      3,205,714      5,250,307      3,895,451     4,212,144       4,132,038
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................    2,524,527        153,751      4,961,007      8,070,488     4,844,697       6,690,311
                                        -----------    -----------   ------------   ------------  ------------    ------------
Increase (Decrease) In Net Assets From
  Operations..........................    3,184,624      3,110,031     10,208,155     12,987,775     9,467,371      12,659,879
                                        -----------    -----------   ------------   ------------  ------------    ------------
Principal Transactions:
   Purchase Payments..................    7,455,264      6,772,988     21,043,162     16,965,778    22,653,499      18,061,209
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................   (3,221,154)    (3,790,193)    (8,647,955)    (9,466,984)   (9,447,492)    (14,040,990)
   Annuity Benefit Payments...........           --             --             --             --          (430)           (528)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............    4,757,016        185,624      5,279,013      3,957,735     2,483,932         430,301
   Contract Charges...................      (11,094)        (8,994)       (37,781)       (26,496)      (35,854)        (34,292)
   Return Of Capital To VALIC.........           --             --             --             --            --              --
   Capital Contributed By VALIC.......           --             --             --             --            --              --
                                        -----------    -----------   ------------   ------------  ------------    ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................    8,980,032      3,159,425     17,636,439     11,430,033    15,653,655       4,415,700
                                        -----------    -----------   ------------   ------------  ------------    ------------
Total Increase (Decrease) In Net
  Assets..............................   12,164,656      6,269,456     27,844,594     24,417,808    25,121,026      17,075,579
Net Assets:
Beginning Of Period...................   39,257,936     32,988,480    109,113,565     84,695,757   122,483,607     105,408,028
                                        -----------    -----------   ------------   ------------  ------------    ------------
End Of Period.........................  $51,422,592    $39,257,936   $136,958,159   $109,113,565  $147,604,633    $122,483,607
                                        ===========    ===========   ============   ============  ============    ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                         Vanguard LifeStrategy                                   Evergreen Fundamental Large
                                        Conservative Growth Fund  Evergreen Special Values Fund           Cap Fund
                                              Division 54               Division 55 /(1)/             Division 56 /(1)/
                                       -------------------------  ----------------------------  ----------------------------
                                       For The Nine               For The Nine                  For The Nine
                                          Months     For The Year    Months                        Months
                                           Ended        Ended         Ended     For the Period      Ended     For the Period
                                       September 30, December 31, September 30, January 1, 2006 September 30, January 1, 2006
                                           2007          2006         2007      to May 29, 2006     2007      to May 29, 2006
                                       ------------- ------------ ------------- --------------- ------------- ---------------
Operations:
   Net Investment Income (Loss).......  $   651,968  $   879,966       $--       $  (1,350,618)      $--       $    (531,538)
   Net Realized Gains (Losses) From
     Securities Transactions..........    1,442,376    1,428,299        --          59,050,349        --           8,282,245
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................      755,755    1,479,567        --         (26,218,508)       --          (3,551,528)
                                        -----------  -----------       ---       -------------       ---       -------------
Increase (Decrease) In Net Assets From
  Operations..........................    2,850,099    3,787,832        --          31,481,223        --           4,199,179
                                        -----------  -----------       ---       -------------       ---       -------------
Principal Transactions:
   Purchase Payments..................    6,930,542    4,574,035        --          24,136,427        --          15,946,121
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................   (3,996,558)  (5,153,866)       --         (10,572,485)       --          (3,728,304)
   Annuity Benefit Payments...........           --           --        --             (10,133)       --                  --
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............    2,503,062      451,413        --        (354,331,101)       --        (181,032,939)
   Contract Charges...................      (11,259)     (12,073)       --             (20,847)       --             (21,848)
   Return Of Capital To VALIC.........           --           --        --                  --        --                  --
   Capital Contributed By VALIC.......           --           --        --                  --        --                  --
                                        -----------  -----------       ---       -------------       ---       -------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................    5,425,787     (140,491)       --        (340,798,139)       --        (168,836,970)
                                        -----------  -----------       ---       -------------       ---       -------------
Total Increase (Decrease) In Net
  Assets..............................    8,275,886    3,647,341        --        (309,316,916)       --        (164,637,791)
Net Assets:
Beginning Of Period...................   45,741,166   42,093,825        --         309,316,916        --         164,637,791
                                        -----------  -----------       ---       -------------       ---       -------------
End Of Period.........................  $54,017,052  $45,741,166       $--       $          --       $--       $          --
                                        ===========  ===========       ===       =============       ===       =============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                       Evergreen Equity Income Fund VALIC Company II Core Bond VALIC Company II Strategic
                                            Division 57 /(1)/            Fund Division 58         Bond Fund Division 59
                                       ---------------------------  -------------------------  --------------------------
                                       For The Nine
                                          Months     For the Period For The Nine  For The Year For The Nine  For The Year
                                           Ended       January 1,   Months Ended     Ended     Months Ended     Ended
                                       September 30,    2006 to     September 30, December 31, September 30, December 31,
                                           2007       May 29, 2006      2007          2006         2007          2006
                                       ------------- -------------- ------------- ------------ ------------- ------------
Operations:
   Net Investment Income (Loss).......      $--       $    (38,982) $   (665,716) $ 1,967,221  $ (1,424,656) $  6,323,289
   Net Realized Gains (Losses) From
     Securities Transactions..........       --            936,102       171,074      (21,341)    1,452,423     3,573,934
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................       --            172,557     2,615,366      936,506     6,823,011     4,308,912
                                            ---       ------------  ------------  -----------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations..........................       --          1,069,677     2,120,724    2,882,386     6,850,778    14,206,135
                                            ---       ------------  ------------  -----------  ------------  ------------
Principal Transactions:
   Purchase Payments..................       --          1,362,209    12,432,010    4,785,320    42,353,553    40,136,862
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................       --           (912,386)   (7,974,357)  (5,771,109)  (15,629,533)  (14,538,568)
   Annuity Benefit Payments...........       --                 --        (1,016)      (1,359)         (803)         (721)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............       --        (26,283,973)   92,661,907   31,216,856    40,676,276    39,832,414
   Contract Charges...................       --             (2,766)      (25,708)     (14,182)      (75,536)      (40,099)
   Return Of Capital To VALIC.........       --                 --            --           --            --            --
   Capital Contributed By VALIC.......       --                 --            --           --            --            --
                                            ---       ------------  ------------  -----------  ------------  ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................       --        (25,836,916)   97,092,836   30,215,526    67,323,957    65,389,888
                                            ---       ------------  ------------  -----------  ------------  ------------
Total Increase (Decrease) In Net
  Assets..............................       --        (24,767,239)   99,213,560   33,097,912    74,174,735    79,596,023
Net Assets:
Beginning Of Period...................       --         24,767,239    86,881,501   53,783,589   227,453,211   147,857,188
                                            ---       ------------  ------------  -----------  ------------  ------------
End Of Period.........................      $--       $         --  $186,095,061  $86,881,501  $301,627,946  $227,453,211
                                            ===       ============  ============  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                       VALIC Company II High Yield          Janus Fund           AIM Large Cap Growth Fund
                                          Bond Fund Division 60         Division 61 /(1)/            Division 62 /(1)/
                                       --------------------------  ---------------------------  ---------------------------
                                                                   For The Nine                 For The Nine
                                       For The Nine  For The Year     Months     For the Period    Months     For the Period
                                       Months Ended     Ended          Ended       January 1,       Ended       January 1,
                                       September 30, December 31,  September 30,    2006 to     September 30,    2006 to
                                           2007          2006          2007       May 29, 2006      2007       May 29, 2006
                                       ------------- ------------  ------------- -------------- ------------- --------------
Operations:
   Net Investment Income (Loss)....... $   (913,890) $  4,834,859       $--       $   (197,776)      $--       $    (75,732)
   Net Realized Gains (Losses) From
     Securities Transactions..........    1,593,727     4,484,859        --          6,570,703        --          2,411,870
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................      961,632     1,635,701        --         (5,660,371)       --         (2,479,134)
                                       ------------  ------------       ---       ------------       ---       ------------
Increase (Decrease) In Net Assets From
  Operations..........................    1,641,469    10,955,419        --            712,556        --           (142,996)
                                       ------------  ------------       ---       ------------       ---       ------------
Principal Transactions:
   Purchase Payments..................   20,116,044    15,974,022        --          2,784,559        --            129,687
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................  (10,875,598)  (10,790,160)       --         (1,771,748)       --           (662,778)
   Annuity Benefit Payments...........         (274)         (254)       --               (106)       --               (277)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............   64,414,861    24,802,619        --        (52,351,367)       --        (17,887,933)
   Contract Charges...................      (49,814)      (28,092)       --             (5,557)       --             (1,738)
   Return Of Capital To VALIC.........           --            --        --                 --        --                 --
   Capital Contributed By VALIC.......           --            --        --                 --        --                 --
                                       ------------  ------------       ---       ------------       ---       ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................   73,605,219    29,958,135        --        (51,344,219)       --        (18,423,039)
                                       ------------  ------------       ---       ------------       ---       ------------
Total Increase (Decrease) In Net
  Assets..............................   75,246,688    40,913,554        --        (50,631,663)       --        (18,566,035)
Net Assets:
Beginning Of Period...................  123,140,383    82,226,829        --         50,631,663        --         18,566,035
                                       ------------  ------------       ---       ------------       ---       ------------
End Of Period......................... $198,387,071  $123,140,383       $--       $         --       $--       $         --
                                       ============  ============       ===       ============       ===       ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                       Credit Suisse Small Cap Growth   MSIF Trust Mid Cap Growth   Evergreen Special Equity Fund
                                          Fund Division 63 /(1)/       Portfolio Division 64 /(1)/       Division 65 /(1)/
                                       -----------------------------  ----------------------------  ---------------------------
                                       For The Nine                   For The Nine                  For The Nine
                                          Months      For the Period     Months                        Months      For the Period
                                           Ended        January 1,        Ended     For the Period      Ended        January 1,
                                       September 30,     2006 to      September 30, January 1, 2006 September 30,     2006 to
                                           2007        May 29, 2006       2007      to May 29, 2006     2007        May 29, 2006
                                       -------------  --------------  ------------- --------------- -------------  --------------
Operations:
   Net Investment Income (Loss).......      $--        $   (228,855)       $--       $    (516,248)      $--        $   (183,844)
   Net Realized Gains (Losses) From
     Securities Transactions..........       --           5,109,289         --          29,590,378        --           6,889,108
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................       --          (2,710,278)        --         (25,526,791)       --          (4,802,740)
                                            ---        ------------        ---       -------------       ---        ------------
Increase (Decrease) In Net Assets From
  Operations..........................       --           2,170,156         --           3,547,339        --           1,902,524
                                            ---        ------------        ---       -------------       ---        ------------
Principal Transactions:
   Purchase Payments..................       --           3,360,043         --           8,399,788        --           1,474,104
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................       --          (2,072,415)        --          (3,843,880)       --          (2,012,047)
   Annuity Benefit Payments...........       --                (121)        --                (672)       --                (135)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............       --         (54,245,605)        --        (123,879,585)       --         (46,286,264)
   Contract Charges...................       --              (3,922)        --              (6,540)       --              (3,672)
   Return Of Capital To VALIC.........       --                  --         --                  --        --                  --
   Capital Contributed By VALIC.......       --                  --         --                  --        --                  --
                                            ---        ------------        ---       -------------       ---        ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................       --         (52,962,020)        --        (119,330,889)       --         (46,828,014)
                                            ---        ------------        ---       -------------       ---        ------------
Total Increase (Decrease) In Net
  Assets..............................       --         (50,791,864)        --        (115,783,550)       --         (44,925,490)
Net Assets:
Beginning Of Period...................       --          50,791,864         --         115,783,550        --          44,925,490
                                            ---        ------------        ---       -------------       ---        ------------
End Of Period.........................      $--        $         --        $--       $          --       $--        $         --
                                            ===        ============        ===       =============       ===        ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                        SIT Small Cap Growth Fund     SIT Mid Cap Growth Fund
                                            Division 66 /(1)/            Division 67 /(1)/          Ariel Fund Division 68
                                      ----------------------------  ---------------------------  ---------------------------
                                      For The Nine                  For The Nine
                                         Months                        Months     For the Period For The Nine   For The Year
                                          Ended     For the Period      Ended       January 1,   Months Ended      Ended
                                      September 30, January 1, 2006 September 30,    2006 to     September 30,  December 31,
                                          2007      to May 29, 2006     2007       May 29, 2006      2007           2006
                                      ------------- --------------- ------------- -------------- ------------- -------------
Operations:
   Net Investment Income (Loss)......      $--       $    (556,002)      $--       $   (122,742) $ (3,736,233) $  (5,132,652)
   Net Realized Gains (Losses)
     From Securities
     Transactions....................       --          34,693,466        --          6,158,656    24,085,146     67,891,300
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period...............       --         (26,287,925)       --         (5,761,532)    3,981,217    (15,446,849)
                                           ---       -------------       ---       ------------  ------------  -------------
Increase (Decrease) In Net Assets
  From Operations....................       --           7,849,539        --            274,382    24,330,130     47,311,799
                                           ---       -------------       ---       ------------  ------------  -------------
Principal Transactions:
   Purchase Payments.................       --           9,160,849        --          1,646,029    46,253,507     78,810,412
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals,....................       --          (4,250,509)       --         (1,289,404)  (42,537,584)   (51,146,855)
   Annuity Benefit Payments..........       --                (114)       --               (203)      (44,959)       (41,142)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net............       --        (138,948,029)       --        (30,117,777)  (43,079,578)  (119,658,570)
   Contract Charges..................       --              (8,493)       --             (1,898)     (109,358)      (158,894)
   Return Of Capital To VALIC........       --                  --        --                 --            --             --
   Capital Contributed By
     VALIC...........................       --                  --        --                 --            --             --
                                           ---       -------------       ---       ------------  ------------  -------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions....................       --        (134,046,296)       --        (29,763,253)  (39,517,972)   (92,195,049)
                                           ---       -------------       ---       ------------  ------------  -------------
Total Increase (Decrease) In Net
  Assets.............................       --        (126,196,757)       --        (29,488,871)  (15,187,842)   (44,883,250)
Net Assets:
Beginning Of Period..................       --         126,196,757        --         29,488,871   521,090,657    565,973,907
                                           ---       -------------       ---       ------------  ------------  -------------
End Of Period........................      $--       $          --       $--       $         --  $505,902,815  $ 521,090,657
                                           ===       =============       ===       ============  ============  =============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                                                                      Dreyfus BASIC U.S. Mortgage
                                 Ariel Appreciation Fund    Lou Holland Growth Fund         Securities Fund
                                       Division 69                Division 70              Division 71 /(1)/
                               --------------------------  -------------------------  ---------------------------
                                                           For The Nine               For The Nine
                               For The Nine  For The Year     Months     For The Year    Months     For the Period
                               Months Ended     Ended          Ended        Ended         Ended       January 1,
                               September 30, December 31,  September 30, December 31, September 30,    2006 to
                                   2007          2006          2007          2006         2007       May 29, 2006
                               ------------- ------------  ------------- ------------ ------------- --------------
Operations:
   Net Investment Income
     (Loss)................... $ (2,741,888) $ (3,647,010)  $  (333,709) $  (425,708)      $--       $  1,174,334
   Net Realized Gains
     (Losses) From Securities
     Transactions.............   20,463,317    52,341,971     1,348,963    2,110,328        --         (4,739,419)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period...............   (1,784,847)  (12,576,769)    3,355,485      572,744        --          2,757,006
                               ------------  ------------   -----------  -----------       ---       ------------
Increase (Decrease) In Net
  Assets From Operations......   15,936,582    36,118,192     4,370,739    2,257,364        --           (808,079)
                               ------------  ------------   -----------  -----------       ---       ------------
Principal Transactions:
   Purchase Payments..........   29,239,361    51,570,472     3,650,226    5,824,909        --          4,744,765
   Surrenders Of Accumulation
     Units By Terminations
     And Withdrawals,.........  (31,256,444)  (40,593,497)   (2,673,057)  (4,347,402)       --         (3,599,646)
   Annuity Benefit Payments...      (55,677)      (61,665)       (1,279)      (1,524)       --             (2,569)
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net......................  (41,264,716)  (91,011,267)   (7,402,794)  16,232,089        --        (87,853,954)
   Contract Charges...........      (84,261)     (130,622)       (4,712)      (7,006)       --             (7,431)
   Return Of Capital To VALIC.           --            --            --           --        --                 --
   Capital Contributed By
     VALIC....................           --            --            --           --        --                 --
                               ------------  ------------   -----------  -----------       ---       ------------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions...  (43,421,737)  (80,226,579)   (6,431,616)  17,701,066        --        (86,718,835)
                               ------------  ------------   -----------  -----------       ---       ------------
Total Increase (Decrease) In
  Net Assets..................  (27,485,155)  (44,108,387)   (2,060,877)  19,958,430        --        (87,526,914)
Net Assets:
Beginning Of Period...........  389,077,554   433,185,941    52,564,459   32,606,029        --         87,526,914
                               ------------  ------------   -----------  -----------       ---       ------------
End Of Period................. $361,592,399  $389,077,554   $50,503,582  $52,564,459       $--       $         --
                               ============  ============   ===========  ===========       ===       ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                       VALIC Company I Blue Chip    VALIC Company I Health    VALIC Company I Value Fund
                                        Growth Fund Division 72    Sciences Fund Division 73          Division 74
                                       -------------------------  --------------------------  --------------------------
                                                                                              For The Nine
                                       For The Nine  For The Year For The Nine  For The Year     Months     For The Year
                                       Months Ended     Ended     Months Ended     Ended          Ended        Ended
                                       September 30, December 31, September 30, December 31,  September 30, December 31,
                                           2007          2006         2007          2006          2007          2006
                                       ------------- ------------ ------------- ------------  ------------- ------------
Operations:
   Net Investment Income (Loss)....... $   (767,039) $  (499,920) $ (1,360,822) $ (1,789,335)  $  (569,509) $     37,346
   Net Realized Gains (Losses) From
     Securities Transactions..........    3,729,645    2,269,050     8,032,461    32,013,459       713,130    19,950,936
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................   11,818,941    4,650,944    16,790,775   (17,594,711)    9,159,150    (4,512,867)
                                       ------------  -----------  ------------  ------------   -----------  ------------
Increase (Decrease) In Net Assets From
  Operations..........................   14,781,547    6,420,074    23,462,414    12,629,413     9,302,771    15,475,415
                                       ------------  -----------  ------------  ------------   -----------  ------------
Principal Transactions:
   Purchase Payments..................   13,441,382   13,324,033    15,781,021    25,262,134    10,658,753    22,064,577
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................   (8,019,143)  (6,730,315)  (13,630,112)  (16,676,712)   (4,509,253)   (8,436,849)
   Annuity Benefit Payments...........       (2,476)      (1,456)       (4,580)       (5,323)           --            --
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............   20,418,015   18,863,675   (14,353,482)  (14,410,790)    2,889,799   (93,109,175)
   Contract Charges...................      (26,239)     (16,081)      (40,979)      (56,098)      (28,893)      (54,295)
   Return Of Capital To VALIC.........           --           --            --            --            --   (12,946,909)
   Capital Contributed By VALIC.......           --           --            --            --            --            --
                                       ------------  -----------  ------------  ------------   -----------  ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................   25,811,539   25,439,856   (12,248,132)   (5,886,789)    9,010,406   (92,482,651)
                                       ------------  -----------  ------------  ------------   -----------  ------------
Total Increase (Decrease) In Net
  Assets..............................   40,593,086   31,859,930    11,214,282     6,742,624    18,313,177   (77,007,236)
Net Assets:
Beginning Of Period...................   89,544,506   57,684,576   186,129,645   179,387,021    78,190,690   155,197,926
                                       ------------  -----------  ------------  ------------   -----------  ------------
End Of Period......................... $130,137,592  $89,544,506  $197,343,927  $186,129,645   $96,503,867  $ 78,190,690
                                       ============  ===========  ============  ============   ===========  ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                       VALIC Company I Broad Cap   VALIC Company I Large Cap  VALIC Company I Inflation
                                         Value Fund Division 75      Core Fund Division 76    Protected Fund Division 77
                                       -------------------------  --------------------------  -------------------------
                                       For The Nine                                           For The Nine
                                          Months     For The Year For The Nine  For The Year     Months     For The Year
                                           Ended        Ended     Months Ended     Ended          Ended        Ended
                                       September 30, December 31, September 30, December 31,  September 30, December 31,
                                           2007          2006         2007          2006          2007          2006
                                       ------------- ------------ ------------- ------------  ------------- ------------
Operations:
   Net Investment Income (Loss).......  $  (199,544) $   130,347  $   (673,019) $    169,652   $   (80,520) $   433,801
   Net Realized Gains (Losses) From
     Securities Transactions..........      726,818      187,037     5,721,898       239,745      (156,798)    (216,367)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................      899,311    2,978,524     4,241,923     7,344,741       739,918     (273,565)
                                        -----------  -----------  ------------  ------------   -----------  -----------
Increase (Decrease) In Net Assets From
  Operations..........................    1,426,585    3,295,908     9,290,802     7,754,138       502,600      (56,131)
                                        -----------  -----------  ------------  ------------   -----------  -----------
Principal Transactions:
   Purchase Payments..................    2,417,010    1,995,521    12,447,416    15,815,981     1,100,246    1,991,115
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................   (1,762,707)  (1,450,717)   (5,348,655)   (4,437,363)     (936,073)  (1,369,795)
   Annuity Benefit Payments...........           --           --            --            --            --           --
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............      361,004   22,437,911   (41,827,715)   82,429,858      (678,974)    (540,203)
   Contract Charges...................       (6,115)      (6,587)      (65,013)      (66,693)       (3,406)      (2,545)
   Return Of Capital To VALIC.........           --     (128,223)           --    (2,500,012)           --     (249,652)
   Capital Contributed By VALIC.......           --           --            --            --            --           --
                                        -----------  -----------  ------------  ------------   -----------  -----------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................    1,009,192   22,847,905   (34,793,967)   91,241,771      (518,207)    (171,080)
                                        -----------  -----------  ------------  ------------   -----------  -----------
Total Increase (Decrease) In Net
  Assets..............................    2,435,777   26,143,813   (25,503,165)   98,995,909       (15,607)    (227,211)
Net Assets:
Beginning Of Period...................   28,635,647    2,491,834   101,460,906     2,464,997    16,162,137   16,389,348
                                        -----------  -----------  ------------  ------------   -----------  -----------
End Of Period.........................  $31,071,424  $28,635,647  $ 75,957,741  $101,460,906   $16,146,530  $16,162,137
                                        ===========  ===========  ============  ============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                    VALIC Company I Growth Fund   VALIC Company I Large Capital  AIG SunAmerica 2010 High
                                            Division 78           Growth Fund Fund Division 79  Watermark Fund Division 80
                                  ------------------------------  ----------------------------  -------------------------
                                                                                                For The Nine
                                   For The Nine    For The Year   For The Nine   For The Year      Months     For The Year
                                   Months Ended       Ended       Months Ended      Ended           Ended        Ended
                                   September 30,   December 31,   September 30,  December 31,   September 30, December 31,
                                       2007            2006           2007           2006           2007          2006
                                  --------------  --------------  -------------  ------------   ------------- ------------
Operations:
   Net Investment Income
     (Loss)...................... $   (7,202,656) $   (6,108,328) $ (4,075,651)  $ (1,933,194)   $  (253,921) $   602,267
   Net Realized Gains (Losses)
     From Securities
     Transactions................     13,358,777      (6,569,770)   12,949,445      1,814,508         44,902    1,282,169
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period...........    138,487,644      19,816,216    60,336,737     37,115,069      1,250,501     (418,952)
                                  --------------  --------------  ------------   ------------    -----------  -----------
Increase (Decrease) In Net Assets
  From Operations................    144,643,765       7,138,118    69,210,531     36,996,383      1,041,482    1,465,484
                                  --------------  --------------  ------------   ------------    -----------  -----------
Principal Transactions:
   Purchase Payments.............     57,265,797      56,184,050    28,036,808     26,572,670      2,482,725    4,694,148
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals,................    (94,627,068)    (69,600,123)  (48,991,632)   (36,695,808)    (2,422,986)  (2,386,389)
   Annuity Benefit Payments......        (17,703)        (12,037)       (6,133)        (4,749)            --           --
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net.........................   (141,089,108)  1,068,529,746   (51,617,701)   557,222,180     (1,638,617)  (1,153,833)
   Contract Charges..............       (265,912)       (327,764)     (147,535)      (174,101)        (6,954)      (7,620)
   Return Of Capital To
     VALIC.......................             --      (2,211,588)           --    (10,299,117)            --           --
   Capital Contributed By
     VALIC.......................             --              --            --             --             --           --
                                  --------------  --------------  ------------   ------------    -----------  -----------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions......   (178,733,994)  1,052,562,284   (72,726,193)   536,621,075     (1,585,832)   1,146,306
                                  --------------  --------------  ------------   ------------    -----------  -----------
Total Increase (Decrease) In Net
  Assets.........................    (34,090,229)  1,059,700,402    (3,515,662)   573,617,458       (544,350)   2,611,790
Net Assets:
Beginning Of Period..............  1,062,147,902       2,447,500   584,207,335     10,589,877     27,500,286   24,888,496
                                  --------------  --------------  ------------   ------------    -----------  -----------
End Of Period.................... $1,028,057,673  $1,062,147,902  $580,691,673   $584,207,335    $26,955,936  $27,500,286
                                  ==============  ==============  ============   ============    ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                        AIG SunAmerica 2015 High   AIG SunAmerica 2020 High    VALIC Company I Mid Cap
                                       Watermark Fund Division 81 Watermark Fund Division 82 Strategic Growth Fund Division 83
                                       -------------------------  -------------------------  --------------------------------
                                       For The Nine               For The Nine
                                          Months     For The Year    Months     For The Year For The Nine     For The Year
                                           Ended        Ended         Ended        Ended     Months Ended        Ended
                                       September 30, December 31, September 30, December 31, September 30,    December 31,
                                           2007          2006         2007          2006         2007             2006
                                       ------------- ------------ ------------- ------------ -------------    ------------
Operations:
   Net Investment Income (Loss).......  $  (246,370) $   553,174   $  (106,280) $   239,726  $ (2,294,419)    $ (1,676,424)
   Net Realized Gains (Losses) From
     Securities Transactions..........      172,303    1,837,925        65,661      821,389     4,917,602       (1,525,355)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................    1,412,670     (268,956)      705,000     (140,001)   69,582,359        5,391,674
                                        -----------  -----------   -----------  -----------  ------------      ------------
Increase (Decrease) In Net Assets From
  Operations..........................    1,338,603    2,122,143       664,381      921,114    72,205,542        2,189,895
                                        -----------  -----------   -----------  -----------  ------------      ------------
Principal Transactions:
   Purchase Payments..................    2,579,543    4,430,046     1,779,778    2,117,062    19,277,921       19,232,925
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals,.....................   (1,866,376)  (1,338,453)     (483,382)    (469,920)  (26,664,536)     (19,356,295)
   Annuity Benefit Payments...........           --           --            --           --        (6,428)          (2,562)
   Amounts Transferred From (To)
     Other Divisions Or VALIC
     General Account, Net.............     (399,575)   1,277,678         4,873      848,921   (10,020,635)     305,906,368
   Contract Charges...................       (6,822)      (6,083)       (3,239)      (3,983)      (87,503)         (98,347)
   Return Of Capital To VALIC.........           --           --            --           --            --      (11,071,713)
   Capital Contributed By VALIC.......           --           --            --           --            --               --
                                        -----------  -----------   -----------  -----------  ------------      ------------
   Increase (Decrease) In Net Assets
     Resulting From Principal
     Transactions.....................      306,770    4,363,188     1,298,030    2,492,080   (17,501,181)     294,610,376
                                        -----------  -----------   -----------  -----------  ------------      ------------
Total Increase (Decrease) In Net
  Assets..............................    1,645,373    6,485,331     1,962,411    3,413,194    54,704,361      296,800,271
Net Assets:
Beginning Of Period...................   25,675,636   19,190,305    10,770,509    7,357,315   308,222,026       11,421,755
                                        -----------  -----------   -----------  -----------  ------------      ------------
End Of Period.........................  $27,321,009  $25,675,636   $12,732,920  $10,770,509  $362,926,387     $308,222,026
                                        ===========  ===========   ===========  ===========  ============      ============

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

          Statements of Changes in Net Assets (Continued) (Unaudited)

                                                                                                 VALIC Company I Small Cap
                                VALIC Company I Small Cap       VALIC Company I Small Cap          Aggressive Growth Fund
                               Special Values Fund Division 84 Strategic Growth Fund Division 85        Division 86
                               ------------------------------  --------------------------------  -------------------------
                                                                                                 For The Nine
                               For The Nine    For The Year    For The Nine     For The Year        Months     For The Year
                               Months Ended       Ended        Months Ended        Ended             Ended        Ended
                               September 30,   December 31,    September 30,    December 31,     September 30, December 31,
                                   2007            2006            2007             2006             2007          2006
                               -------------   ------------    -------------    ------------     ------------- ------------
Operations:
   Net Investment Income
     (Loss)................... $ (2,623,976)   $      7,642    $ (1,116,311)    $   (988,460)     $  (374,203) $  (290,923)
   Net Realized Gains
     (Losses) From Securities
     Transactions.............    6,299,110       1,616,131       1,926,230       (1,581,064)         687,617     (982,827)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period...............  (10,525,660)     27,746,339       2,029,802        3,763,585        7,919,312       48,374
                               ------------     ------------   ------------      ------------     -----------  -----------
Increase (Decrease) In Net
  Assets From Operations......   (6,850,526)     29,370,112       2,839,721        1,194,061        8,232,726   (1,225,376)
                               ------------     ------------   ------------      ------------     -----------  -----------
Principal Transactions:
   Purchase Payments..........   32,559,299      30,940,490      13,409,377       14,226,470        4,581,538    4,198,623
   Surrenders Of Accumulation
     Units By Terminations
     And Withdrawals,.........  (28,941,153)    (19,589,783)    (12,730,460)      (9,788,292)      (3,793,186)  (2,770,638)
   Annuity Benefit Payments...      (23,195)        (16,469)           (445)            (343)            (220)        (160)
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net......................  (43,600,721)    337,661,726     (28,163,426)     162,069,870        5,021,754   49,279,395
   Contract Charges...........      (62,475)        (60,749)        (31,291)         (33,287)         (10,892)     (10,554)
   Return Of Capital To VALIC.           --      (5,144,994)             --       (2,421,053)              --   (2,335,189)
   Capital Contributed By
     VALIC....................           --              --              --               --               --           --
                               ------------     ------------   ------------      ------------     -----------  -----------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions...  (40,068,245)    343,790,221     (27,516,245)     164,053,365        5,798,994   48,361,477
                               ------------     ------------   ------------      ------------     -----------  -----------
Total Increase (Decrease) In
  Net Assets..................  (46,918,771)    373,160,333     (24,676,524)     165,247,426       14,031,720   47,136,101
Net Assets:
Beginning Of Period...........  378,076,062       4,915,729     167,737,426        2,490,000       49,588,601    2,452,500
                               ------------     ------------   ------------      ------------     -----------  -----------
End Of Period................. $331,157,291    $378,076,062    $143,060,902     $167,737,426      $63,620,321  $49,588,601
                               ============     ============   ============      ============     ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                Statements of Changes in Net Assets (Continued)
                                  (Unaudited)

                                  VALIC Company I Global Equity   VALIC Company I Global    VALIC Company I Foreign Value
                                       Fund Division 87          Strategy Fund Division 88        Fund Division 89
                                  ----------------------------  --------------------------  ----------------------------
                                  For The Nine   For The Year   For The Nine  For The Year   For The Nine   For The Year
                                  Months Ended      Ended       Months Ended     Ended       Months Ended      Ended
                                  September 30,  December 31,   September 30, December 31,   September 30,  December 31,
                                      2007           2006           2007          2006           2007           2006
                                  -------------  ------------   ------------- ------------  --------------  ------------
Operations:
   Net Investment Income
     (Loss)...................... $ (3,154,170)  $  3,080,665   $ (3,440,480) $  3,588,808  $   (6,963,082) $  4,587,611
   Net Realized Gains (Losses)
     From Securities
     Transactions................    9,627,514      2,227,387      6,411,655     3,692,302       9,335,249     2,359,954
   Net Change In Unrealized
     Appreciation
     (Depreciation) During The
     Period......................   55,078,929     44,356,845     40,411,043    38,168,310      88,470,334    87,396,743
                                  ------------   ------------   ------------  ------------  --------------  ------------
Increase (Decrease) In Net Assets
  From Operations................   61,552,273     49,664,897     43,382,218    45,449,420      90,842,501    94,344,308
                                  ------------   ------------   ------------  ------------  --------------  ------------
Principal Transactions:
   Purchase Payments.............   23,662,015     19,245,520     31,808,564    23,167,987      80,341,245    45,611,271
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals,................  (36,030,627)   (25,217,652)   (33,605,374)  (26,711,581)    (71,700,327)  (41,797,209)
   Annuity Benefit Payments......       (7,382)        (5,290)       (58,171)      (12,628)         (7,405)       (5,198)
   Amounts Transferred From
     (To) Other Divisions Or
     VALIC General Account,
     Net.........................   (7,126,514)   388,532,683     24,946,934   402,396,362     164,045,165   748,010,554
   Contract Charges..............      (94,295)      (100,084)       (86,541)      (70,953)       (196,930)     (117,173)
   Return Of Capital To
     VALIC.......................           --     (2,697,928)            --    (5,465,867)             --    (2,715,718)
   Capital Contributed By
     VALIC.......................           --             --             --            --              --            --
                                  ------------   ------------   ------------  ------------  --------------  ------------
   Increase (Decrease) In Net
     Assets Resulting From
     Principal Transactions......  (19,596,803)   379,757,249     23,005,412   393,303,320     172,481,748   748,986,527
                                  ------------   ------------   ------------  ------------  --------------  ------------
Total Increase (Decrease) In Net
  Assets.........................   41,955,470    429,422,146     66,387,630   438,752,740     263,324,249   843,330,835
Net Assets:
Beginning Of Period..............  431,929,034      2,506,888    443,822,281     5,069,541     845,856,625     2,525,790
                                  ------------   ------------   ------------  ------------  --------------  ------------
End Of Period.................... $473,884,504   $431,929,034   $510,209,911  $443,822,281  $1,109,180,874  $845,856,625
                                  ============   ============   ============  ============  ==============  ============

(1)Funds were closed as of May 29, 2006.

  The accompanying notes are an integral part of these financial statements.

                              Separate Account A
                                      Of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Unaudited)

1. Organization

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account includes the following variable annuity products:
Portfolio Director, Group Unit Purchase, IMPACT, Independence Plus, and
Potentia.

The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is American General Distributors, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

VALIC serves as the investment adviser to the VALIC Company I and II Series. VALIC also serves as the transfer agent and accounting services agent to the VALIC Company I and II Series. AIG Global Investment Corporation ("AIGGIC") and SunAmerica Asset Management Corporation ("SAAMCO"), each an affiliate of VALIC, serve as investment sub-advisers to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

Effective May 30, 2006 the VALIC Company I Income & Growth Fund changed its name to the VALIC Company I Core Value Fund. Effective October 01, 2007 the VALIC Company I Social Awareness fund changed its name to the VALIC Company I Global Social Awareness Fund. Effective December 10, 2007 the VALIC Company I VALIC Ultra Fund changed its name to the VALIC Company I Growth Fund.

The Separate Account is comprised of sixty five sub-accounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

             Notes to Financial Statements (Continued) (Unaudited)

1. Organization (continued)

VALIC filed an application with the SEC and was granted approval to replace certain Variable Account Options offered in Portfolio Director in a process called a "Fund Substitution". Effective on the close of business on May 26, 2006, VALIC moved the Separate Account assets from the Funds listed below as "Replaced Funds" into the Funds listed below as "Replacement Funds".

Replaced Fund                                    Replacement Fund
-------------                          --------------------------------------

Evergreen Equity Income Fund           Broad Cap Value Income Fund (Division
(Division 57)                          75)

Evergreen Fundamental Large Cap Fund   Large Cap Core Fund (Division 76)
(Division 56)

American Century Ultra Fund (Division  Growth Fund (Division 78)
31)

Large Cap Growth Fund (Division 30)

AIM Large Cap Cap Growth Fund          Large Capital Growth Fund (Division
(Division 62)                          79)

Janus Fund (Division 61)

Putnam New Opportunities Fund
(Division 26)

MSIF Trust Mid Cap Growth Fund         Mid Cap Strategic Growth Fund
(Division 64)                          (Division 83)

Putnam OTC & Emerging Growth Fund
(Division 27)

SIT Mid Cap Growth Fund (Division 67)

Evergreen Special Values Fund          Small Cap Special Values Fund
(Division 55)                          (Division 84)

SIT Small Cap Growth Fund (Division    Small Cap Strategic Growth Fund
66)                                    (Division 85)

Evergreen Special Equity Fund
(Division 55)

Credit Suisse Small Cap Growth Fund    Small Cap Aggressive Growth Fund
(Division 63)                          (Division 86)

Janus Adviser Worldwide Fund           Global Equity Fund (Division 87)
(Division 47)

Putnam Global Equity Fund (Division
28)

Templeton Global Asset Allocation      Global Strategy Fund (Division 88)
Fund (Division 19)

Templeton Foreign Fund (Division 32)   Foreign Value Fund (Division 89)

Dreyfus BASIC U.S. Mortgage            Capital Conservation Fund (Division 7)
Securities Fund (Division 71)

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

             Notes to Financial Statements (Continued) (Unaudited)

1. Organization (continued)

VALIC Company I Funds

Capital Conservation Fund (Division 1 and 7)
Money Market I Fund (Division 2 and 6)
Mid Cap Index Fund (Division 4)
Asset Allocation Fund (Division 5)
Government Securities Fund (Division 8)
Stock Index Fund (Divisions 10A, B, C, and D)
International Equities Fund (Division 11)
Global Social Awareness Fund (Division 12)
International Government Bond Fund (Division 13)
Small Cap Index Fund (Division 14)
Core Equity Fund (Division 15)
Growth & Income Fund (Division 16)
Science & Technology Fund (Division 17)
Small Cap Fund (Division 18)
International Growth I Fund (Division 20)
Core Value Fund (Division 21)

Nasdaq-100(R) Index Fund (Division 46)
Blue Chip Growth Fund (Division 72)
Health Sciences Fund (Division 73)
Value Fund (Division 74)
Broad Cap Value Income Fund (Division 75)
Large Cap Core Fund (Division 76)
Inflation Protected Fund (Division 77)
Growth Fund (Division 78)
Large Capital Growth Fund (Division 79)
Mid Cap Strategic Growth Fund (Division 83)
Small Cap Special Values Fund (Division 84)
Small Cap Strategic Growth Fund (Division 85)
Small Cap Aggressive Growth Fund (Division 86)
Global Equity Fund (Division 87)
Global Strategy Fund (Division 88)
Foreign Value Fund (Division 89)

VALIC Company II Funds

International Small Cap Equity Fund (Division 33)
Small Cap Growth Fund (Division 35)
Small Cap Value Fund (Division 36)
Mid Cap Growth Fund (Division 37)
Mid Cap Value Fund (Division 38)
Capital Appreciation Fund (Division 39)
Large Cap Value Fund (Division 40)
Socially Responsible Fund (Division 41)
Money Market II Fund (Division 44)
Aggressive Growth Lifestyle Fund (Division 48)
Moderate Growth Lifestyle Fund (Division 49)
Conservative Growth Lifestyle Fund (Division 50)
Core Bond Fund (Division 58)
Strategic Bond Fund (Division 59)
High Yield Bond Fund (Division 60)

Other Funds

Vanguard Long-Term Investment-Grade Fund (Division 22)
Vanguard Long-Term Treasury Fund (Division 23)
Vanguard Windsor II Fund (Division 24)
Vanguard Wellington Fund (Division 25)
Vanguard LifeStrategy Growth Fund (Division 52)
Vanguard LifeStrategy Moderate Growth Fund (Division 53)
Vanguard LifeStrategy Conservative Growth Fund (Division 54)
Ariel Fund (Division 68)
Ariel Appreciation Fund (Division 69)
Lou Holland Growth Fund (Division 70)
SunAmerica 2010 High Watermark Fund (Division 80)
SunAmerica 2015 High Watermark Fund (Division 81)
SunAmerica 2020 High Watermark Fund (Division 82)

The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

In addition to the sixty five divisions above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the Portfolio Director prospectus, Group Unit Purchase prospectus, IMPACT prospectus, Independence Plus prospectus, and/or the Potentia prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the statements of changes in net assets.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

             Notes to Financial Statements (Continued) (Unaudited)

2. Summary of Significant Accounting Policies

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Investment Valuation: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

Investment Transactions and Related Investment Income: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts on Benefit: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. Participants are able to elect assumed interest rates between 3.0% and 6.0% in determining annuity payments.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. No mortality transfers occurred during the current reporting period.

Annuity reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

Accumulation Units: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

Federal Income Taxes: VALIC qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. Charges and Deductions

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

Mortality and Expense Risk Charge: Deductions for mortality and expense risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each division is shown in the table below. The charges range from 0.21% to 1.45% based on the average daily net asset value of each division. The exact rate depends on the particular product issued and the division selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the statement of operations.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

             Notes to Financial Statements (Continued) (Unaudited)

3. Charges and Deductions (Continued)

Divisions                                          Risk Charges
---------                              -------------------------------------

10B                                    0.85% on the first $10 million

                                       0.425% on the next $90 million

                                       0.21% on the excess over $100 million

1, 2, 4 through 8, 10A, 10C, 10D, 11   0.60% - 1.00%
through 18, 20, 21, 30,

33, 35 through 41, 44 through 46, 48
through 50,

58 through 60, 72 through 89

19, 22 through 28, 31, 32, 47, 52      0.85% - 1.25%
through 57, 61 through 71

Potentia Product                       0.95% - 1.45%

4, 6, 10C, 12, 14, 16, 17, 26 through
28, 31, 35, 39,

47 through 50, 58, 59, 78, 79, 83, 87

Mortality and expense risk charges of the Separate Account's divisions' 10A and 10B (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

Divisions                      Expense Limitations
---------                      -------------------         -
10A                            1.4157% on the first $ 359,065,787
                               1.36% on the next $ 40,934,213
                               1.32% on the excess over $400 million

10B                            0.6966% on the first $ 25,434,267
                               0.50% on the first $ 74,565,733
                               0.25% on the excess over $100 million

Separate Account Expense Reimbursements or Credits: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the division investing in that Fund. In addition, VALIC currently reimburses or credits certain divisions a portion of VALIC's mortality and expense risk charges, as shown in the table above. The reimbursements are included on the reimbursement of expenses line of the statement of operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rates shown below.

                                                                  Expense
Divisions                                                        Reduction
---------                                                        ---------
22, 23, 26 through 28, 32, 33, 35 through 41, 44, 47 through 50,   0.25%
55 through 71
                                                                   ----
31                                                                 0.21%
                                                                   ----

Account Maintenance Charge: An account maintenance charge of $3.75 is assessed on each contract (except those relating to divisions 10A and 10B, contracts within division 10D are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the divisions. Account maintenance charges for all divisions in the Separate Account totaled $4,494,756 and $6,854,050 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the statement of changes in net assets.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

             Notes to Financial Statements (Continued) (Unaudited)

3. Charges and Deductions (Continued)

Surrender Charge: When money is withdrawn from a participant's account, a surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $5,507,793 and $7,474,099 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the statement of changes in net assets.

Sales and Administrative Charge: Certain purchase payments into divisions 10A and 10B are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $9,389 and $442 for the nine months ended September 30, 2007, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. VALIC received $12,954 and $342 for the year ended December 31, 2006, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the purchase payments line of the statement of changes in net assets.

Premium Tax Charge: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

Guaranteed Minimum Withdrawal Charge: An optional annualized fee percentage of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all divisions in the Separate Account totaled $73,338 and $1,517,242 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the statement of changes in net assets.

Other Matters Related to Separate Account Charges: Capital surplus (which represents VALIC's investment in the Separate Account) amounts reflected in the statements of net assets for Divisions 75 and 77 and are not subject to contract owner charges since they do not represent reserves for annuity contracts issued.

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

4. Purchases and Sales of Investments

The aggregate cost of shares acquired and the aggregate proceeds from shares sold during the nine months ended September 30, 2007 consist of the following:

                                                                         Cost of     Proceeds from
Underlying Fund                                           Division   Shares Acquired  Shares Sold
---------------                                         ------------ --------------- -------------
VALIC Company I Capital Conservation Fund..............    1 & 7      $ 11,399,911   $ 24,737,304
VALIC Company I Money Market I Fund....................    2 & 6       145,199,120    120,598,128
VALIC Company I Mid Cap Index Fund.....................      4          43,674,507     27,812,397
VALIC Company I Asset Allocation Fund..................      5           3,645,333      5,822,767
VALIC Company I Government Securities Fund.............      8           8,962,768     10,266,003
VALIC Company I Stock Index Fund....................... 10A, B, C, D    78,651,916    127,350,103
VALIC Company I International Equities Fund............      11        115,409,092     86,452,144
VALIC Company I Global Social Awareness Fund...........      12         15,649,274     14,540,848
VALIC Company I International Government Bond Fund.....      13         11,692,852     12,850,724
VALIC Company I Small Cap Index Fund...................      14         54,986,387     39,826,194
VALIC Company I Core Equity Fund.......................      15         10,839,259     40,062,887
VALIC Company I Growth & Income Fund...................      16          6,243,739     11,644,324
VALIC Company I Science & Technology Fund..............      17         32,242,771     95,525,549
VALIC Company I Small Cap Fund.........................      18         13,273,613     47,631,292
VALIC Company I International Growth I Fund............      20         46,540,839     41,797,916
VALIC Company I Core Value Fund........................      21         11,933,841     29,575,521
Vanguard LT Investment-Grade Fund......................      22         14,497,913     36,217,476
Vanguard LT Treasury Fund..............................      23         22,309,867     30,917,178
Vanguard Windsor II Fund...............................      24         79,515,956    105,910,115
Vanguard Wellington Fund...............................      25         99,277,795     76,559,770
VALIC Company II International Small Cap Equity Fund...      33        113,440,668     41,536,575
VALIC Company II Small Cap Growth Fund.................      35          9,744,072      7,290,489
VALIC Company II Small Cap Value Fund..................      36         54,043,458     12,093,042
VALIC Company II Mid Cap Growth Fund...................      37         27,839,461     11,766,961
VALIC Company II Mid Cap Value Fund....................      38         38,189,068     23,105,787
VALIC Company II Capital Appreciation Fund.............      39         23,018,380      4,524,015
VALIC Company II Large Cap Value Fund..................      40         69,677,993     29,272,589
VALIC Company II Socially Responsible Fund.............      41        378,762,738     37,398,798
VALIC Company II Money Market II Fund..................      44        246,645,884    163,461,502
VALIC Company I Nasdaq-100(R) Index Fund...............      46         61,105,336     52,950,092
VALIC Company II Aggressive Growth Lifestyle Fund......      48         18,277,115      8,149,863
VALIC Company II Moderate Growth Lifestyle Fund........      49         27,465,427     11,251,065
VALIC Company II Conservative Growth Lifestyle Fund....      50         12,802,010      5,672,456
Vanguard LifeStrategy Growth Fund......................      52         25,547,124     12,400,635
Vanguard LifeStrategy Moderate Growth Fund.............      53         27,963,622     16,085,382
Vanguard LifeStrategy Conservative Growth Fund.........      54         13,601,171      8,269,143
VALIC Company II Core Bond Fund........................      58         89,681,430     11,211,029
VALIC Company II Strategic Bond Fund...................      59         58,690,282     16,578,722
VALIC Company II High Yield Bond Fund..................      60         58,249,522     19,185,881
Ariel Fund.............................................      68         28,080,243     54,477,286

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

4. Purchases and Sales of Investments (Continued)

                                                                 Cost of     Proceeds from
Underlying Fund                                     Division Shares Acquired  Shares Sold
---------------                                     -------- --------------- -------------
Ariel Appreciation Fund............................    69       20,532,490     51,925,272
Lou Holland Growth Fund............................    70        5,934,672     13,107,498
VALIC Company I Blue Chip Growth Fund..............    72       56,716,796     18,647,346
VALIC Company I Health Sciences Fund...............    73       23,311,943     29,962,655
VALIC Company I Value Fund.........................    74       33,609,566     23,431,788
VALIC Company I Broad Cap Value Fund...............    75        6,242,554      6,077,804
VALIC Company I Large Cap Core Fund................    76       14,150,171     50,954,692
VALIC Company I Inflation Protected Fund...........    77        6,534,499      5,149,734
VALIC Company I Growth Fund........................    78       78,541,869    283,210,601
VALIC Company I Large Capital Growth Fund..........    79       37,012,213    108,376,093
AIG SunAmerica 2010 High Watermark Fund............    80        5,488,476      7,155,878
AIG SunAmerica 2015 High Watermark Fund............    81        7,378,571      7,148,010
AIG SunAmerica 2020 High Watermark Fund............    82        3,632,931      2,225,665
VALIC Company I Mid Cap Strategic Growth Fund......    83       49,677,627     51,119,333
VALIC Company I Small Cap Special Values Fund......    84       29,276,189     82,180,286
VALIC Company I Small Cap Strategic Growth Fund....    85       13,201,219     43,432,138
VALIC Company I Small Cap Aggressive Growth Fund...    86       26,028,001     13,761,399
VALIC Company I Global Equity Fund.................    87       43,573,426     60,436,898
VALIC Company I Global Strategy Fund...............    88       71,083,253     52,377,358
VALIC Company I Foreign Value Fund.................    89      220,489,359     68,487,489

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.


                                                 VALIC                     VALIC                    VALIC
                                               Company I                 Company I                Company I
                                                Capital                   Capital                   Money
                                              Conservation              Conservation               Market I
                                                  Fund                      Fund                     Fund
                                               Division 1                Division 7               Division 2
-                                        ------------             ------------              ----------
Contracts with Mortality and Expense
  Risk Charge of:.......................      1.00%/(2)(3)(4)(5)/       1.00%/(2)(3)(4)(5)/     1.00%/(2)(3)(4)(5)/
                                          ---------               -----------               ---------
Accumulation Unit Value.................  5.1885482                 2.9055420               3.0004698
Net Assets Attributable to Accumulation
  Units Outstanding.....................  2,850,181               140,544,969               1,316,842
                                          =========               ===========               =========
Accumulation Units Issued...............     38,188                 8,087,583                 194,400
Accumulation Units Redeemed.............   (135,574)              (20,096,805)               (269,634)
                                          ---------               -----------               ---------
Increase (Decrease) in Accumulation
  Units Outstanding.....................    (97,386)              (12,009,222)                (75,234)
Beginning Accumulation Units Outstanding    646,707                60,382,625                 514,112
                                          ---------               -----------               ---------
Ending Accumulation Units Outstanding...    549,321                48,373,403                 438,879
                                          =========               ===========               =========
Contracts with Mortality and Expense
  Risk Charge of:.......................                             0.80%(2)
                                                                  -----------
Accumulation Unit Value.................                            3.0321589
Net Assets Attributable to Accumulation
  Units Outstanding.....................                           33,086,576
                                                                  ===========
Accumulation Units Issued...............                            3,088,546
Accumulation Units Redeemed.............                           (4,302,605)
                                                                  -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                           (1,214,059)
Beginning Accumulation Units Outstanding                           12,126,261
                                                                  -----------
Ending Accumulation Units Outstanding...                           10,912,202
                                                                  ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................                             0.60%(2)
                                                                  -----------
Accumulation Unit Value.................                            3.1687830
Net Assets Attributable to Accumulation
  Units Outstanding.....................                            1,339,981
                                                                  ===========
Accumulation Units Issued...............                              185,594
Accumulation Units Redeemed.............                             (202,320)
                                                                  -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                              (16,726)
Beginning Accumulation Units Outstanding                              439,627
                                                                  -----------
Ending Accumulation Units Outstanding...                              422,902
                                                                  ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...

Contracts with Mortality and Expense
  Risk Charge of:.......................

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...



                                                                                                 VALIC
                                                 VALIC                  VALIC                  Company I
                                               Company I              Company I                  Asset
                                             Money Market I         Mid Cap Index              Allocation
                                                  Fund                  Fund                      Fund
                                               Division 6            Division 4                Division 5
-                                        -----------------      -----------------      -----------
Contracts with Mortality and Expense
  Risk Charge of:.......................             1.45%/(1)/             1.45%/(1)/       1.00%/(2)(3)(4))(5)/
                                         -----------------      -----------------      -----------
Accumulation Unit Value.................         1.0758500              1.5535310        5.2179918
Net Assets Attributable to Accumulation
  Units Outstanding.....................           480,655                 90,579      154,616,629
                                         =================      =================      ===========
Accumulation Units Issued...............           574,325                 73,388        3,107,341
Accumulation Units Redeemed.............          (619,227)              (176,513)      (5,083,867)
                                         -----------------      -----------------      -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................           (44,901)              (103,125)      (1,976,525)
Beginning Accumulation Units Outstanding           491,670                161,430       31,608,964
                                         -----------------      -----------------      -----------
Ending Accumulation Units Outstanding...           446,768                 58,305       29,632,439
                                         =================      =================      ===========
Contracts with Mortality and Expense
  Risk Charge of:....................... 1.00%(2)(3)(4)(5)      1.00%(2)(3)(4)(5)         0.80%(2)
                                         -----------------      -----------------      -----------
Accumulation Unit Value.................         2.1186127             10.8110930        5.4666452
Net Assets Attributable to Accumulation
  Units Outstanding.....................       349,266,117          2,350,543,864       12,994,912
                                         =================      =================      ===========
Accumulation Units Issued...............       106,808,298             33,285,799          522,288
Accumulation Units Redeemed.............       (89,151,029)           (23,206,748)        (732,914)
                                         -----------------      -----------------      -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................        17,657,269             10,079,051         (210,626)
Beginning Accumulation Units Outstanding       147,203,713            207,349,862        2,587,780
                                         -----------------      -----------------      -----------
Ending Accumulation Units Outstanding...       164,860,982            217,428,913        2,377,154
                                         =================      =================      ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.95%(1)               0.95%(1)         0.60%(2)
                                         -----------------      -----------------      -----------
Accumulation Unit Value.................         1.0892801              1.7516156        5.7395785
Net Assets Attributable to Accumulation
  Units Outstanding.....................                --                     --          292,819
                                         =================      =================      ===========
Accumulation Units Issued...............                --                     --           15,704
Accumulation Units Redeemed.............                --                     --           (5,986)
                                         -----------------      -----------------      -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                --                     --            9,718
Beginning Accumulation Units Outstanding                --                     --           41,299
                                         -----------------      -----------------      -----------
Ending Accumulation Units Outstanding...                --                     --           51,018
                                         =================      =================      ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.80%(2)               0.80%(2)
                                         -----------------      -----------------
Accumulation Unit Value.................         2.2114863             11.3441442
Net Assets Attributable to Accumulation
  Units Outstanding.....................        86,914,669            516,050,035
                                         =================      =================
Accumulation Units Issued...............        27,988,767              9,560,127
Accumulation Units Redeemed.............       (22,611,211)            (3,787,548)
                                         -----------------      -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................         5,377,556              5,772,579
Beginning Accumulation Units Outstanding        33,924,139             39,718,568
                                         -----------------      -----------------
Ending Accumulation Units Outstanding...        39,301,696             45,491,146
                                         =================      =================
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.60%(2)               0.60%(2)
                                         -----------------      -----------------
Accumulation Unit Value.................         2.3110403             11.9322926
Net Assets Attributable to Accumulation
  Units Outstanding.....................        16,166,177             40,300,836
                                         =================      =================
Accumulation Units Issued...............         9,633,329                755,194
Accumulation Units Redeemed.............        (7,947,027)              (641,589)
                                         -----------------      -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................         1,686,302                113,605
Beginning Accumulation Units Outstanding         5,309,159              3,264,013
                                         -----------------      -----------------
Ending Accumulation Units Outstanding...         6,995,461              3,377,619
                                         =================      =================

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.


                                                  VALIC
                                                Company I                   VALIC                  VALIC
                                                Government                Company I              Company I
                                                Securities               Stock Index            Stock Index
                                                   Fund                      Fund                   Fund
                                                Division 8               Division 10A           Division 10B
-                                        ----------                ------------               ------------
Contracts with Mortality and Expense
  Risk Charge of:.......................       1.00%/(2)(3)(4)(5)/        1.00%/(2)(3)(4)(5)/      0.4335%/(3)/
                                         ----------                 ----------                 ----------
Accumulation Unit Value.................  3.0186889                 27.4847071                 46.4759334
Net Assets Attributable to Accumulation
  Units Outstanding..................... 87,698,522                         --                         --
                                         ==========                 ==========                 ==========
Accumulation Units Issued...............  6,973,714                    112,181                      6,771
Accumulation Units Redeemed............. (8,682,556)                (1,315,408)                   (46,444)
                                         ----------                 ----------                 ----------
Increase (Decrease) in Accumulation
  Units Outstanding..................... (1,708,843)                (1,203,227)                   (39,673)
Beginning Accumulation Units Outstanding 30,761,335                  8,641,455                    433,212
                                         ----------                 ----------                 ----------
Ending Accumulation Units Outstanding... 29,052,492                  7,438,228                    393,539
                                         ==========                 ==========                 ==========
Contracts with Mortality and Expense
  Risk Charge of:.......................   0.80%(2)
                                         ----------
Accumulation Unit Value.................  3.1502616
Net Assets Attributable to Accumulation
  Units Outstanding..................... 14,093,431
                                         ==========
Accumulation Units Issued...............  1,800,319
Accumulation Units Redeemed............. (1,443,439)
                                         ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................    356,880
Beginning Accumulation Units Outstanding  4,116,952
                                         ----------
Ending Accumulation Units Outstanding...  4,473,833
                                         ==========
Contracts with Mortality and Expense
  Risk Charge of:.......................   0.60%(2)
                                         ----------
Accumulation Unit Value.................  3.2921429
Net Assets Attributable to Accumulation
  Units Outstanding.....................    564,587
                                         ==========
Accumulation Units Issued...............    188,735
Accumulation Units Redeemed.............   (140,008)
                                         ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................     48,728
Beginning Accumulation Units Outstanding    122,767
                                         ----------
Ending Accumulation Units Outstanding...    171,495
                                         ==========
Contracts with Mortality and Expense
  Risk Charge of:.......................

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...

Contracts with Mortality and Expense
  Risk Charge of:.......................

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...



                                                                                                      VALIC
                                                 VALIC                    VALIC                     Company I
                                               Company I                Company I                 International
                                              Stock Index              Stock Index                  Equities
                                                  Fund                     Fund                       Fund
                                              Division 10C             Division 10D                Division 11
-                                        -----------------       ------------               -------------
Contracts with Mortality and Expense
  Risk Charge of:.......................              1.45%/(1)/        1.00%/(2)(3)(4)(5)/         1.00%/(2)(3)(4)(5)/
                                         -----------------        ----------                 -----------
Accumulation Unit Value.................         1.1009367        10.3396867                   2.1529176
Net Assets Attributable to Accumulation
  Units Outstanding.....................            44,379        24,200,507                 893,396,250
                                         =================        ==========                 ===========
Accumulation Units Issued...............            58,848            70,252                  88,315,641
Accumulation Units Redeemed.............           (60,542)         (421,661)                (70,055,535)
                                         -----------------        ----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................            (1,695)         (351,409)                 18,260,106
Beginning Accumulation Units Outstanding            42,004         2,691,954                 396,739,220
                                         -----------------        ----------                 -----------
Ending Accumulation Units Outstanding...            40,310         2,340,545                 414,999,326
                                         =================        ==========                 ===========
Contracts with Mortality and Expense
  Risk Charge of:....................... 1.00%(2)(3)(4)(5)                                      0.80%(2)
                                         -----------------                                   -----------
Accumulation Unit Value.................         5.8341649                                     2.2321097
Net Assets Attributable to Accumulation
  Units Outstanding.....................     3,742,746,049                                   165,670,051
                                         =================                                   ===========
Accumulation Units Issued...............        56,744,783                                    25,037,926
Accumulation Units Redeemed.............      (107,828,776)                                  (15,179,640)
                                         -----------------                                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................       (51,083,993)                                    9,858,286
Beginning Accumulation Units Outstanding       692,630,109                                    64,365,451
                                         -----------------                                   -----------
Ending Accumulation Units Outstanding...       641,546,116                                    74,223,737
                                         =================                                   ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.95%(1)                                      0.60%(2)
                                         -----------------                                   -----------
Accumulation Unit Value.................         1.5254710                                     2.3152193
Net Assets Attributable to Accumulation
  Units Outstanding.....................                --                                     7,812,334
                                         =================                                   ===========
Accumulation Units Issued...............                --                                     2,055,526
Accumulation Units Redeemed.............                --                                    (1,216,969)
                                         -----------------                                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                --                                       838,557
Beginning Accumulation Units Outstanding                --                                     2,536,156
                                         -----------------                                   -----------
Ending Accumulation Units Outstanding...                --                                     3,374,713
                                         =================                                   ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.80%(2)
                                         -----------------
Accumulation Unit Value.................         6.0679903
Net Assets Attributable to Accumulation
  Units Outstanding.....................       741,805,285
                                         =================
Accumulation Units Issued...............        19,361,076
Accumulation Units Redeemed.............       (14,731,844)
                                         -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................         4,629,232
Beginning Accumulation Units Outstanding       117,621,590
                                         -----------------
Ending Accumulation Units Outstanding...       122,250,822
                                         =================
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.60%(2)
                                         -----------------
Accumulation Unit Value.................         6.3254124
Net Assets Attributable to Accumulation
  Units Outstanding.....................       106,354,842
                                         =================
Accumulation Units Issued...............         2,298,006
Accumulation Units Redeemed.............        (2,945,427)
                                         -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................          (647,422)
Beginning Accumulation Units Outstanding        17,461,782
                                         -----------------
Ending Accumulation Units Outstanding...        16,814,360
                                         =================


                                                  VALIC
                                                Company I
                                              Global Social
                                                Awareness
                                                  Fund
                                               Division 12
-                                        -----------------
Contracts with Mortality and Expense
  Risk Charge of:.......................              1.45% /(1)/
                                         -----------------
Accumulation Unit Value.................         1.0942446
Net Assets Attributable to Accumulation
  Units Outstanding.....................               600
                                         =================
Accumulation Units Issued...............               276
Accumulation Units Redeemed.............           (30,407)
                                         -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................           (30,132)
Beginning Accumulation Units Outstanding            30,680
                                         -----------------
Ending Accumulation Units Outstanding...               549
                                         =================
Contracts with Mortality and Expense
  Risk Charge of:....................... 1.00%(2)(3)(4)(5)
                                         -----------------
Accumulation Unit Value.................         4.4229117
Net Assets Attributable to Accumulation
  Units Outstanding.....................       350,120,900
                                         =================
Accumulation Units Issued...............        10,276,196
Accumulation Units Redeemed.............       (12,007,620)
                                         -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................        (1,731,424)
Beginning Accumulation Units Outstanding        80,893,362
                                         -----------------
Ending Accumulation Units Outstanding...        79,161,938
                                         =================
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.95%(1)
                                         -----------------
Accumulation Unit Value.................         1.4926049
Net Assets Attributable to Accumulation
  Units Outstanding.....................                --
                                         =================
Accumulation Units Issued...............                --
Accumulation Units Redeemed.............                --
                                         -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                --
Beginning Accumulation Units Outstanding                --
                                         -----------------
Ending Accumulation Units Outstanding...                --
                                         =================
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.80%(2)
                                         -----------------
Accumulation Unit Value.................         4.5788292
Net Assets Attributable to Accumulation
  Units Outstanding.....................        90,339,223
                                         =================
Accumulation Units Issued...............         5,154,206
Accumulation Units Redeemed.............        (2,350,445)
                                         -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................         2,803,760
Beginning Accumulation Units Outstanding        16,926,134
                                         -----------------
Ending Accumulation Units Outstanding...        19,729,895
                                         =================
Contracts with Mortality and Expense
  Risk Charge of:.......................          0.60%(2)
                                         -----------------
Accumulation Unit Value.................         4.7492440
Net Assets Attributable to Accumulation
  Units Outstanding.....................         4,636,997
                                         =================
Accumulation Units Issued...............           218,597
Accumulation Units Redeemed.............          (152,375)
                                         -----------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................            66,222
Beginning Accumulation Units Outstanding           910,144
                                         -----------------
Ending Accumulation Units Outstanding...           976,365
                                         =================

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.

                                                   VALIC
                                                 Company I                   VALIC                     VALIC
                                                   Int'l                   Company I                 Company I
                                                Government                 Small Cap                Core Equity
                                                 Bond Fund                Index Fund               Fund Division
                                                Division 13               Division 14                   15
                                         -----------                -----------              -------------
Contracts with Mortality and Expense
  Risk Charge of:.......................        1.00%/(2)(3)(4)(5)/        1.45%/(1)/                1.00%/(2)(3)(4)(5)/
                                         -----------                -----------               -----------
Accumulation Unit Value.................   2.4953089                  1.4448353                 2.4148114
Net Assets Attributable to Accumulation
  Units Outstanding..................... 116,485,573                     42,476               331,376,279
                                         ===========                ===========               ===========
Accumulation Units Issued...............   8,495,689                     61,181                 7,721,136
Accumulation Units Redeemed............. (10,598,953)                  (110,036)              (34,787,403)
                                         -----------                -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  (2,103,264)                   (48,855)              (27,066,267)
Beginning Accumulation Units Outstanding  48,786,599                     78,253               164,294,892
                                         -----------                -----------               -----------
Ending Accumulation Units Outstanding...  46,683,335                     29,398               137,228,625
                                         ===========                ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................        0.80%(2)                   1.00%(2)(3)(4)(5)         0.80%(2)
                                         -----------                -----------               -----------
Accumulation Unit Value.................   2.5756896                  3.7893139                 2.4786558
Net Assets Attributable to Accumulation
  Units Outstanding.....................  22,787,770                943,444,410                59,535,498
                                         ===========                ===========               ===========
Accumulation Units Issued...............   2,472,247                 42,054,940                 2,981,419
Accumulation Units Redeemed.............  (2,063,562)               (31,919,173)               (4,935,823)
                                         -----------                -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................     408,684                 10,135,767                (1,954,405)
Beginning Accumulation Units Outstanding   8,438,812                238,851,921                25,973,836
                                         -----------                -----------               -----------
Ending Accumulation Units Outstanding...   8,847,496                248,987,688                24,019,431
                                         ===========                ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................        0.60%(2)                   0.95%(1)                  0.60%(2)
                                         -----------                -----------               -----------
Accumulation Unit Value.................   2.6608418                  1.6698045                 2.5474039
Net Assets Attributable to Accumulation
  Units Outstanding.....................   2,531,331                         --                 3,413,054
                                         ===========                ===========               ===========
Accumulation Units Issued...............     724,916                         --                   136,705
Accumulation Units Redeemed.............    (188,209)                        --                  (339,661)
                                         -----------                -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................     536,708                         --                  (202,956)
Beginning Accumulation Units Outstanding     414,922                         --                 1,542,826
                                         -----------                -----------               -----------
Ending Accumulation Units Outstanding...     951,630                         --                 1,339,870
                                         ===========                ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................                                   0.80%(2)
                                                                    -----------
Accumulation Unit Value.................                              3.9047505
Net Assets Attributable to Accumulation
  Units Outstanding.....................                            192,280,194
                                                                    ===========
Accumulation Units Issued...............                             11,605,209
Accumulation Units Redeemed.............                             (6,741,934)
                                                                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                              4,863,275
Beginning Accumulation Units Outstanding                             44,380,293
                                                                    -----------
Ending Accumulation Units Outstanding...                             49,243,569
                                                                    ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................                                   0.60%(2)
                                                                    -----------
Accumulation Unit Value.................                              4.0292261
Net Assets Attributable to Accumulation
  Units Outstanding.....................                             17,797,626
                                                                    ===========
Accumulation Units Issued...............                              1,265,056
Accumulation Units Redeemed.............                             (1,055,052)
                                                                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                                210,005
Beginning Accumulation Units Outstanding                              4,207,324
                                                                    -----------
Ending Accumulation Units Outstanding...                              4,417,329
                                                                    ===========

                                                                           VALIC
                                                  VALIC                  Company I                    VALIC
                                                Company I                Science &                  Company I
                                                Growth &                Technology                  Small Cap
                                               Income Fund             Fund Division              Fund Division
                                               Division 16                  17                         18
                                         -----------              -------------             -------------
Contracts with Mortality and Expense
  Risk Charge of:.......................        1.45%/(1)/                1.45%/(1)/                1.00%/(2)(3)(4)(5)/
                                         -----------               -----------               -----------
Accumulation Unit Value.................   1.0867546                 0.6182619                 2.6756491
Net Assets Attributable to Accumulation
  Units Outstanding.....................      51,811                    26,507               369,825,672
                                         ===========               ===========               ===========
Accumulation Units Issued...............      45,332                    21,367                 9,476,652
Accumulation Units Redeemed.............     (30,117)                  (24,716)              (42,248,082)
                                         -----------               -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................      15,215                    (3,349)              (32,771,430)
Beginning Accumulation Units Outstanding      32,461                    46,223               170,990,484
                                         -----------               -----------               -----------
Ending Accumulation Units Outstanding...      47,676                    42,874               138,219,053
                                         ===========               ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................        1.00%(2)(3)(4)(5)         1.00%(2)(3)(4)(5)         0.80%(2)
                                         -----------               -----------               -----------
Accumulation Unit Value.................   2.6447480                 2.6891037                 2.7585594
Net Assets Attributable to Accumulation
  Units Outstanding..................... 113,685,844               785,318,806                56,384,138
                                         ===========               ===========               ===========
Accumulation Units Issued...............   4,744,096                21,944,494                 3,728,801
Accumulation Units Redeemed............. (10,074,052)              (79,392,581)               (5,052,354)
                                         -----------               -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  (5,329,956)              (57,448,087)               (1,323,554)
Beginning Accumulation Units Outstanding  48,317,136               349,489,774                21,763,492
                                         -----------               -----------               -----------
Ending Accumulation Units Outstanding...  42,987,180               292,041,687                20,439,938
                                         ===========               ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................        0.95%(1)                  0.95%(1)                  0.60%(2)
                                         -----------               -----------               -----------
Accumulation Unit Value.................   1.4996287                 1.5061314                 2.8560299
Net Assets Attributable to Accumulation
  Units Outstanding.....................          --                        --                 3,907,336
                                         ===========               ===========               ===========
Accumulation Units Issued...............          --                        --                    68,160
Accumulation Units Redeemed.............          --                        --                  (330,856)
                                         -----------               -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................          --                        --                  (262,695)
Beginning Accumulation Units Outstanding          --                        --                 1,630,818
                                         -----------               -----------               -----------
Ending Accumulation Units Outstanding...          --                        --                 1,368,123
                                         ===========               ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................        0.80%(2)                  0.80%(2)
                                         -----------               -----------
Accumulation Unit Value.................   2.7148288                 2.7596866
Net Assets Attributable to Accumulation
  Units Outstanding.....................  17,181,724               164,377,812
                                         ===========               ===========
Accumulation Units Issued...............   1,334,151                 8,836,456
Accumulation Units Redeemed.............  (1,511,041)              (13,652,889)
                                         -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................    (176,889)               (4,816,433)
Beginning Accumulation Units Outstanding   6,505,783                64,380,758
                                         -----------               -----------
Ending Accumulation Units Outstanding...   6,328,894                59,564,326
                                         ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................        0.60%(2)                  0.60%(2)
                                         -----------               -----------
Accumulation Unit Value.................   2.7901549                 2.8363255
Net Assets Attributable to Accumulation
  Units Outstanding.....................     819,476                26,459,575
                                         ===========               ===========
Accumulation Units Issued...............     120,159                 1,440,454
Accumulation Units Redeemed.............     (29,114)               (2,455,363)
                                         -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................      91,045                (1,014,910)
Beginning Accumulation Units Outstanding     202,754                10,343,844
                                         -----------               -----------
Ending Accumulation Units Outstanding...     293,799                 9,328,934
                                         ===========               ===========

                                                   VALIC
                                                 Company I
                                               International
                                                 Growth I
                                               Fund Division
                                                    20
                                         -------------
Contracts with Mortality and Expense
  Risk Charge of:.......................         1.00%/(2)(3)(4)(5)/
                                          -----------
Accumulation Unit Value.................    2.6447755
Net Assets Attributable to Accumulation
  Units Outstanding.....................  523,380,392
                                          ===========
Accumulation Units Issued...............   30,028,418
Accumulation Units Redeemed.............  (34,889,793)
                                          -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................   (4,861,375)
Beginning Accumulation Units Outstanding  202,762,589
                                          -----------
Ending Accumulation Units Outstanding...  197,901,214
                                          ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................         0.80%(2)
                                          -----------
Accumulation Unit Value.................    2.7257829
Net Assets Attributable to Accumulation
  Units Outstanding.....................  171,054,331
                                          ===========
Accumulation Units Issued...............   15,556,206
Accumulation Units Redeemed.............   (6,191,105)
                                          -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................    9,365,101
Beginning Accumulation Units Outstanding   53,390,070
                                          -----------
Ending Accumulation Units Outstanding...   62,755,171
                                          ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................         0.60%(2)
                                          -----------
Accumulation Unit Value.................    2.8126659
Net Assets Attributable to Accumulation
  Units Outstanding.....................    7,037,804
                                          ===========
Accumulation Units Issued...............      956,215
Accumulation Units Redeemed.............     (717,018)
                                          -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................      239,197
Beginning Accumulation Units Outstanding    2,263,168
                                          -----------
Ending Accumulation Units Outstanding...    2,502,365
                                          ===========
Contracts with Mortality and Expense
  Risk Charge of:.......................

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...

Contracts with Mortality and Expense
  Risk Charge of:.......................

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...


                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.


                                                   VALIC                    Vanguard                   Vanguard
                                                 Company I                  Long-Term                  Long-Term
                                                Core Value                  Corporate                  Treasury
                                                   Fund                       Fund                       Fund
                                                Division 21                Division 22                Division 23
                                         -----------                -----------                -----------
Contracts with Mortality and Expense
  Risk Charge of:                               1.00%/(2)(3)(4)(5)/        1.00%/(2)(3)(4)(5)/        1.00%/(2)(3)(4)(5)/
                                         -----------                -----------                -----------
Accumulation Unit Value.................   1.8709085                  1.9608716                  2.0883305
Net Assets Attributable to Accumulation
  Units Outstanding..................... 151,177,038                141,710,549                217,062,912
                                         ===========                ===========                ===========
Accumulation Units Issued...............   6,631,810                  9,775,870                 14,354,376
Accumulation Units Redeemed............. (21,390,119)               (30,701,118)               (24,431,980)
                                         -----------                -----------                -----------
Increase (Decrease) in Accumulation
  Units Outstanding..................... (14,758,309)               (20,925,248)               (10,077,604)
Beginning Accumulation Units Outstanding  95,564,030                 93,197,696                114,020,665
                                         -----------                -----------                -----------
Ending Accumulation Units Outstanding...  80,805,721                 72,272,448                103,943,061
                                         ===========                ===========                ===========
Contracts with Mortality and Expense
  Risk Charge of:                               0.80%(2)                   0.80%(2)                   0.80%(2)
                                         -----------                -----------                -----------
Accumulation Unit Value.................   1.9484046                  2.0615696                  2.1764911
Net Assets Attributable to Accumulation
  Units Outstanding.....................  52,538,933                 44,298,373                 32,953,874
                                         ===========                ===========                ===========
Accumulation Units Issued...............   5,103,975                  4,523,653                  7,699,337
Accumulation Units Redeemed.............  (7,735,440)                (5,137,039)                (5,875,372)
                                         -----------                -----------                -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  (2,631,465)                  (613,386)                 1,823,965
Beginning Accumulation Units Outstanding  29,596,738                 22,101,376                 31,129,909
                                         -----------                -----------                -----------
Ending Accumulation Units Outstanding...  26,965,273                 21,487,990                 32,953,874
                                         ===========                ===========                ===========
Contracts with Mortality and Expense
  Risk Charge of:                               0.60%(2)                   0.60%(2)                   0.60%(2)
                                         -----------                -----------                -----------
Accumulation Unit Value.................   2.0361885                  2.1757111                  2.2729899
Net Assets Attributable to Accumulation
  Units Outstanding.....................   2,803,570                  2,764,569                  4,182,311
                                         ===========                ===========                ===========
Accumulation Units Issued...............     198,056                    198,391                    256,154
Accumulation Units Redeemed.............    (449,962)                  (379,320)                  (609,827)
                                         -----------                -----------                -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................    (251,906)                  (180,929)                  (353,673)
Beginning Accumulation Units Outstanding   1,628,845                  1,451,598                  2,193,685
                                         -----------                -----------                -----------
Ending Accumulation Units Outstanding...   1,376,939                  1,270,669                  1,840,012
                                         ===========                ===========                ===========
Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...

Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...

                                                                                       VALIC             VALIC
                                                                                    Company II        Company II
                                              Vanguard            Vanguard         International       Small Cap
                                             Windsor II          Wellington          Growth II          Growth
                                                Fund                Fund           Fund Division         Fund
                                             Division 24         Division 25            33            Division 35
                                         -------------       -------------       -------------      -----------
Contracts with Mortality and Expense
  Risk Charge of:                                 1.25%/(2)/          1.25%/(2)/         0.75%/(2)/       1.45%/(1)/
                                         -------------       -------------        -----------       ----------
Accumulation Unit Value.................     2.6475162           2.6463103          2.1753309        0.9255164
Net Assets Attributable to Accumulation
  Units Outstanding..................... 1,384,306,881       1,348,156,984                 --           13,774
                                         =============       =============        ===========       ==========
Accumulation Units Issued...............    52,834,091          75,401,574         85,175,344           17,306
Accumulation Units Redeemed.............   (82,820,337)        (54,897,117)       (34,006,448)         (33,866)
                                         -------------       -------------        -----------       ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................   (29,986,246)         20,504,457         51,168,897          (16,560)
Beginning Accumulation Units Outstanding   552,878,216         488,943,410        233,726,830           31,442
                                         -------------       -------------        -----------       ----------
Ending Accumulation Units Outstanding...   522,891,970         509,447,867        284,895,727           14,882
                                         =============       =============        ===========       ==========
Contracts with Mortality and Expense
  Risk Charge of:                                 1.05%(2)            1.05%(2)           0.55%(2)         0.95%(1)
                                         -------------       -------------        -----------       ----------
Accumulation Unit Value.................     2.7593490           2.7797760          2.2162203        1.5843815
Net Assets Attributable to Accumulation
  Units Outstanding.....................   354,639,558         293,135,282         58,611,447               --
                                         =============       =============        ===========       ==========
Accumulation Units Issued...............    23,175,083          18,948,644         26,142,218               --
Accumulation Units Redeemed.............   (20,580,491)        (18,619,260)        (6,676,652)              --
                                         -------------       -------------        -----------       ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................     2,594,592             329,384         19,465,567               --
Beginning Accumulation Units Outstanding   125,930,178         105,124,832         39,145,880               --
                                         -------------       -------------        -----------       ----------
Ending Accumulation Units Outstanding...   128,524,770         105,454,217         58,611,447               --
                                         =============       =============        ===========       ==========
Contracts with Mortality and Expense
  Risk Charge of:                                 0.85%(2)            0.85%(2)           0.35%(2)         0.75%(2)
                                         -------------       -------------        -----------       ----------
Accumulation Unit Value.................     2.8865747           2.9336306          2.2580049        1.6774323
Net Assets Attributable to Accumulation
  Units Outstanding.....................    53,465,710          55,965,755          3,492,588       41,792,417
                                         =============       =============        ===========       ==========
Accumulation Units Issued...............     3,506,782           4,927,577          2,123,105        6,869,347
Accumulation Units Redeemed.............    (2,509,288)         (3,043,394)          (853,475)      (5,356,393)
                                         -------------       -------------        -----------       ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................       997,495           1,884,183          1,269,630        1,512,954
Beginning Accumulation Units Outstanding    17,525,237          17,194,121          2,222,958       23,403,119
                                         -------------       -------------        -----------       ----------
Ending Accumulation Units Outstanding...    18,522,732          19,078,304          3,492,588       24,916,073
                                         =============       =============        ===========       ==========
Contracts with Mortality and Expense
  Risk Charge of:                                                                                         0.55%(2)
                                                                                                    ----------
Accumulation Unit Value.................                                                             1.7089344
Net Assets Attributable to Accumulation
  Units Outstanding.....................                                                             6,002,415
                                                                                                    ==========
Accumulation Units Issued...............                                                             2,525,107
Accumulation Units Redeemed.............                                                            (1,637,954)
                                                                                                    ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                                                               887,152
Beginning Accumulation Units Outstanding                                                             5,115,263
                                                                                                    ----------
Ending Accumulation Units Outstanding...                                                             6,002,415
                                                                                                    ==========
Contracts with Mortality and Expense
  Risk Charge of:                                                                                         0.35%(2)
                                                                                                    ----------
Accumulation Unit Value.................                                                             1.7412172
Net Assets Attributable to Accumulation
  Units Outstanding.....................                                                             1,295,786
                                                                                                    ==========
Accumulation Units Issued...............                                                               332,313
Accumulation Units Redeemed.............                                                              (262,276)
                                                                                                    ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                                                                70,037
Beginning Accumulation Units Outstanding                                                               674,340
                                                                                                    ----------
Ending Accumulation Units Outstanding...                                                               744,378
                                                                                                    ==========

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.

                                                                  VALIC                               VALIC
                                               VALIC           Company II           VALIC           Company II
                                            Company II           Mid Cap         Company II          Capital
                                             Small Cap           Growth            Mid Cap         Appreciation
                                            Value Fund            Fund           Value Fund            Fund
                                            Division 36        Division 37       Division 38       Division 39
                                         -----------        -----------       -----------        ------------
Contracts with Mortality and Expense
  Risk Charge of:                               0.75% /(2)/       0.75% /(2)/        0.75% /(2)/        1.45% /(1)/
                                         -----------        ----------        -----------         ----------
Accumulation Unit Value.................   2.2837587         1.4840859          3.4148513          0.8914879
Net Assets Attributable to Accumulation
  Units Outstanding..................... 173,524,806        74,582,936        367,946,150              8,165
                                         ===========        ==========        ===========         ==========
Accumulation Units Issued...............  33,547,881        21,609,885         26,539,015              9,159
Accumulation Units Redeemed.............  (9,187,757)       (9,034,325)       (18,127,654)                --
                                         -----------        ----------        -----------         ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  24,360,124        12,575,560          8,411,361              9,159
Beginning Accumulation Units Outstanding  51,628,606        37,682,153         99,345,096                 --
                                         -----------        ----------        -----------         ----------
Ending Accumulation Units Outstanding...  75,988,731        50,257,714        107,756,457              9,159
                                         ===========        ==========        ===========         ==========
Contracts with Mortality and Expense
  Risk Charge of:                               0.55%(2)          0.55%(2)           0.55%(2)           0.95%(1)
                                         -----------        ----------        -----------         ----------
Accumulation Unit Value.................   2.3266203         1.5119274          3.4789698          1.5097405
Net Assets Attributable to Accumulation
  Units Outstanding.....................  27,144,038        16,891,421         89,249,725                 --
                                         ===========        ==========        ===========         ==========
Accumulation Units Issued...............  18,541,970         5,554,701          9,956,762                 --
Accumulation Units Redeemed.............  (2,172,577)       (2,423,249)        (3,931,005)                --
                                         -----------        ----------        -----------         ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  16,369,393         3,131,452          6,025,757                 --
Beginning Accumulation Units Outstanding  10,774,645         8,040,867         19,629,064                 --
                                         -----------        ----------        -----------         ----------
Ending Accumulation Units Outstanding...  27,144,038        11,172,318         25,654,821                 --
                                         ===========        ==========        ===========         ==========
Contracts with Mortality and Expense
  Risk Charge of:                               0.35%(2)          0.35%(2)           0.35%(2)           0.75%(2)
                                         -----------        ----------        -----------         ----------
Accumulation Unit Value.................   2.3704980         1.5404914          3.5446290          1.1916534
Net Assets Attributable to Accumulation
  Units Outstanding.....................   9,034,501         1,628,423         16,119,674         26,886,239
                                         ===========        ==========        ===========         ==========
Accumulation Units Issued...............   1,953,607           674,875          1,693,290         19,011,042
Accumulation Units Redeemed.............    (732,708)         (309,387)        (1,047,128)        (3,294,580)
                                         -----------        ----------        -----------         ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................   1,220,899           365,488            646,162         15,716,462
Beginning Accumulation Units Outstanding   2,590,680           691,830          3,901,778          6,847,976
                                         -----------        ----------        -----------         ----------
Ending Accumulation Units Outstanding...   3,811,579         1,057,318          4,547,940         22,564,438
                                         ===========        ==========        ===========         ==========
Contracts with Mortality and Expense
  Risk Charge of:                                                                                       0.55%(2)
                                                                                                  ----------
Accumulation Unit Value.................                                                           1.2140641
Net Assets Attributable to Accumulation
  Units Outstanding.....................                                                           5,095,608
                                                                                                  ==========
Accumulation Units Issued...............                                                           3,610,151
Accumulation Units Redeemed.............                                                            (979,784)
                                                                                                  ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                                                           2,630,367
Beginning Accumulation Units Outstanding                                                           1,566,885
                                                                                                  ----------
Ending Accumulation Units Outstanding...                                                           4,197,252
                                                                                                  ==========
Contracts with Mortality and Expense
  Risk Charge of:                                                                                       0.35%(2)
                                                                                                  ----------
Accumulation Unit Value.................                                                           1.2369921
Net Assets Attributable to Accumulation
  Units Outstanding.....................                                                           1,361,462
                                                                                                  ==========
Accumulation Units Issued...............                                                             388,028
Accumulation Units Redeemed.............                                                            (249,651)
                                                                                                  ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                                                             138,377
Beginning Accumulation Units Outstanding                                                             962,418
                                                                                                  ----------
Ending Accumulation Units Outstanding...                                                           1,100,795
                                                                                                  ==========

                                                                  VALIC
                                               VALIC           Company II             VALIC
                                            Company II          Socially            Company II
                                             Large Cap         Responsible         Money Market
                                            Value Fund        Fund Division          II Fund
                                            Division 40            41              Division 44
                                         -----------        -------------       ------------
Contracts with Mortality and Expense
  Risk Charge of:                               0.75% /(2)/         0.75% /(2)/         0.75% /(2)/
                                         -----------         -----------        ------------
Accumulation Unit Value.................   2.1557215           1.5280344           1.2601110
Net Assets Attributable to Accumulation
  Units Outstanding..................... 294,244,783         870,684,486         281,376,392
                                         ===========         ===========        ============
Accumulation Units Issued...............  46,572,207         314,221,066         196,336,288
Accumulation Units Redeemed............. (24,748,076)        (30,121,495)       (129,326,630)
                                         -----------         -----------        ------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  21,824,131         284,099,571          67,009,658
Beginning Accumulation Units Outstanding 114,682,334         285,730,988         156,300,640
                                         -----------         -----------        ------------
Ending Accumulation Units Outstanding... 136,506,465         569,830,560         223,310,298
                                         ===========         ===========        ============
Contracts with Mortality and Expense
  Risk Charge of:                               0.55%(2)            0.55%(2)            0.55%(2)
                                         -----------         -----------        ------------
Accumulation Unit Value.................   2.1962656           1.5567424           1.2837751
Net Assets Attributable to Accumulation
  Units Outstanding.....................  95,988,758         155,019,376          54,162,343
                                         ===========         ===========        ============
Accumulation Units Issued...............  22,137,286          62,139,092          44,771,681
Accumulation Units Redeemed.............  (3,961,061)         (6,708,822)        (28,862,148)
                                         -----------         -----------        ------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  18,176,226          55,430,270          15,909,533
Beginning Accumulation Units Outstanding  25,530,357          44,151,626          26,281,226
                                         -----------         -----------        ------------
Ending Accumulation Units Outstanding...  43,706,583          99,581,896          42,190,759
                                         ===========         ===========        ============
Contracts with Mortality and Expense
  Risk Charge of:                               0.35%(2)            0.35%(2)            0.35%(2)
                                         -----------         -----------        ------------
Accumulation Unit Value.................   2.2377049           1.5861349           1.3079990
Net Assets Attributable to Accumulation
  Units Outstanding.....................   3,467,384           5,697,070           4,287,041
                                         ===========         ===========        ============
Accumulation Units Issued...............     968,500           2,402,580           5,537,915
Accumulation Units Redeemed.............    (563,453)           (568,481)         (5,272,725)
                                         -----------         -----------        ------------
Increase (Decrease) in Accumulation
  Units Outstanding.....................     405,047           1,834,099             265,191
Beginning Accumulation Units Outstanding   1,144,596           1,757,764           3,012,427
                                         -----------         -----------        ------------
Ending Accumulation Units Outstanding...   1,549,643           3,591,862           3,277,618
                                         ===========         ===========        ============
Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...

Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...


                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.


                                                                          VALIC                               VALIC
                                                                       Company II          VALIC            Company II
                                                   VALIC               Aggressive        Company II        Conservative
                                                 Company I               Growth           Moderate            Growth
                                               Nasdaq-100 (R)           Lifestyle          Growth           Lifestyle
                                                 Index Fund               Fund         Lifestyle Fund          Fund
                                                Division 46            Division 48      Division 49        Division 50
                                         --------------              -----------      --------------     ------------
Contracts with Mortality and Expense
  Risk Charge of:                                1.00%/(2)(3)(4)(5)/       1.45%/(1)/         1.45%/(1)/        1.45%/(1)/
                                          -----------                ----------        -----------        ----------
Accumulation Unit Value.................    0.5866093                 1.3334179          1.3707512         1.3353390
Net Assets Attributable to Accumulation
  Units Outstanding.....................   81,426,148                    28,413            117,535           100,313
                                          ===========                ==========        ===========        ==========
Accumulation Units Issued...............   45,532,540                    25,239            136,428            64,616
Accumulation Units Redeemed.............  (41,253,778)                  (85,844)          (194,819)          (93,015)
                                          -----------                ----------        -----------        ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................    4,278,762                   (60,605)           (58,391)          (28,399)
Beginning Accumulation Units Outstanding  134,541,571                    81,914            144,136           103,521
                                          -----------                ----------        -----------        ----------
Ending Accumulation Units Outstanding...  138,820,333                    21,309             85,745            75,122
                                          ===========                ==========        ===========        ==========
Contracts with Mortality and Expense
  Risk Charge of:                                0.80%(2)                  0.75%(2)           0.75%(2)          0.75%(2)
                                          -----------                ----------        -----------        ----------
Accumulation Unit Value.................    0.5951060                 1.9871789          1.9923930         1.8882370
Net Assets Attributable to Accumulation
  Units Outstanding.....................   16,183,432                75,523,229        116,699,992        42,209,794
                                          ===========                ==========        ===========        ==========
Accumulation Units Issued...............   14,080,251                14,637,920         22,967,990        10,050,622
Accumulation Units Redeemed.............  (10,117,347)               (6,544,048)        (9,090,100)       (4,749,897)
                                          -----------                ----------        -----------        ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................    3,962,904                 8,093,873         13,877,890         5,300,725
Beginning Accumulation Units Outstanding   23,231,663                29,919,644         44,694,888        17,055,833
                                          -----------                ----------        -----------        ----------
Ending Accumulation Units Outstanding...   27,194,567                38,013,516         58,572,778        22,356,559
                                          ===========                ==========        ===========        ==========
Contracts with Mortality and Expense
  Risk Charge of:                                0.60%(2)                  0.95%(1)           0.95%(1)          0.95%(1)
                                          -----------                ----------        -----------        ----------
Accumulation Unit Value.................    0.6037030                 1.7520357          1.5605327         1.4048996
Net Assets Attributable to Accumulation
  Units Outstanding.....................    1,371,309                        --                 --                --
                                          ===========                ==========        ===========        ==========
Accumulation Units Issued...............    1,492,546                        --                 --                --
Accumulation Units Redeemed.............   (1,578,968)                       --                 --                --
                                          -----------                ----------        -----------        ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................      (86,422)                       --                 --                --
Beginning Accumulation Units Outstanding    2,357,989                        --                 --                --
                                          -----------                ----------        -----------        ----------
Ending Accumulation Units Outstanding...    2,271,567                        --                 --                --
                                          ===========                ==========        ===========        ==========
Contracts with Mortality and Expense
  Risk Charge of:                                                          0.55%(2)           0.55%(2)          0.55%(2)
                                                                     ----------        -----------        ----------
Accumulation Unit Value.................                              2.0246026          2.0298293         1.9237342
Net Assets Attributable to Accumulation
  Units Outstanding.....................                             14,185,573         18,619,100        12,151,117
                                                                     ==========        ===========        ==========
Accumulation Units Issued...............                              3,162,437          3,983,320         2,450,533
Accumulation Units Redeemed.............                             (1,297,398)        (1,867,807)         (723,582)
                                                                     ----------        -----------        ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                              1,865,039          2,115,514         1,726,952
Beginning Accumulation Units Outstanding                              5,141,753          7,057,287         4,589,479
                                                                     ----------        -----------        ----------
Ending Accumulation Units Outstanding...                              7,006,792          9,172,801         6,316,431
                                                                     ==========        ===========        ==========
Contracts with Mortality and Expense
  Risk Charge of:                                                          0.35%(2)           0.35%(2)          0.35%(2)
                                                                     ----------        -----------        ----------
Accumulation Unit Value.................                              2.0627845          2.0681037         1.9599686
Net Assets Attributable to Accumulation
  Units Outstanding.....................                              2,200,233          1,605,864           839,508
                                                                     ==========        ===========        ==========
Accumulation Units Issued...............                                451,520            377,688           236,239
Accumulation Units Redeemed.............                               (222,574)           (98,339)         (105,962)
                                                                     ----------        -----------        ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................                                228,946            279,349           130,277
Beginning Accumulation Units Outstanding                                837,701            497,142           298,050
                                                                     ----------        -----------        ----------
Ending Accumulation Units Outstanding...                              1,066,647            776,491           428,327
                                                                     ==========        ===========        ==========



                                                                                 Vanguard
                                                               Vanguard        LifeStrategy
                                             Vanguard        LifeStrategy      Conservative
                                           LifeStrategy        Moderate           Growth
                                           Growth Fund       Growth Fund           Fund
                                           Division 52       Division 53       Division 54
                                         ------------      ------------      ------------
Contracts with Mortality and Expense
  Risk Charge of:                               1.25%/(2)/        1.25%/(2)/        1.25%/(2)/
                                         -----------       -----------        ----------
Accumulation Unit Value.................   1.7138648         1.6642612         1.5846240
Net Assets Attributable to Accumulation
  Units Outstanding..................... 112,983,275       116,963,671        45,165,521
                                         ===========       ===========        ==========
Accumulation Units Issued...............  20,775,708        20,637,184        10,340,336
Accumulation Units Redeemed.............  (9,295,710)      (12,770,918)       (6,767,553)
                                         -----------       -----------        ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  11,479,997         7,866,266         3,572,783
Beginning Accumulation Units Outstanding  54,454,410        62,422,794        24,932,287
                                         -----------       -----------        ----------
Ending Accumulation Units Outstanding...  65,934,408        70,289,060        28,505,070
                                         ===========       ===========        ==========
Contracts with Mortality and Expense
  Risk Charge of:                               1.05%(2)          1.05%(2)          1.05%(2)
                                         -----------       -----------        ----------
Accumulation Unit Value.................   1.7459432         1.6953445         1.6142398
Net Assets Attributable to Accumulation
  Units Outstanding.....................  21,776,070        27,791,682         9,754,105
                                         ===========       ===========        ==========
Accumulation Units Issued...............   4,484,242         6,990,860         2,616,242
Accumulation Units Redeemed.............  (2,669,596)       (3,080,365)       (1,073,118)
                                         -----------       -----------        ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................   1,814,646         3,910,496         1,543,124
Beginning Accumulation Units Outstanding  10,657,941        12,482,445         4,499,544
                                         -----------       -----------        ----------
Ending Accumulation Units Outstanding...  12,472,587        16,392,940         6,042,668
                                         ===========       ===========        ==========
Contracts with Mortality and Expense
  Risk Charge of:                               0.85%(2)          0.85%(2)          0.85%(2)
                                         -----------       -----------        ----------
Accumulation Unit Value.................   1.7785398         1.7271015         1.6444385
Net Assets Attributable to Accumulation
  Units Outstanding.....................   3,613,673         5,038,010         1,935,057
                                         ===========       ===========        ==========
Accumulation Units Issued...............     287,174           335,577           644,593
Accumulation Units Redeemed.............    (435,329)         (234,099)         (428,472)
                                         -----------       -----------        ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................    (148,155)          101,478           216,121
Beginning Accumulation Units Outstanding   2,180,003         2,815,554           960,607
                                         -----------       -----------        ----------
Ending Accumulation Units Outstanding...   2,031,848         2,917,032         1,176,728
                                         ===========       ===========        ==========
Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...

Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstanding.....................
Beginning Accumulation Units Outstanding

Ending Accumulation Units Outstanding...


                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.

                                                                        VALIC          VALIC
                                                        VALIC        Company II     Company II
                                                     Company II       Strategic     High Yield
                                                      Core Bond         Bond           Bond                 Ariel
                                                        Fund            Fund           Fund                 Fund
                                                     Division 58     Division 59    Division 60          Division 68
                                                   -----------      -----------    -----------    -----------
Contracts with Mortality and Expense Risk Charge
  of:                                                    1.45%/(1)/       1.45%(1)       0.75%(2)       1.00%/(2)(3)(4)(5)/
                                                   -----------      -----------    -----------    -----------
Accumulation Unit Value...........................   1.2648874        1.5866804      1.8253394      1.9180701
Net Assets Attributable to Accumulation Units
  Outstanding.....................................       5,786           51,287    163,414,554    343,507,190
                                                   ===========      ===========    ===========    ===========
Accumulation Units Issued.........................       6,123           33,711     46,208,804     16,522,310
Accumulation Units Redeemed.......................     (19,361)         (85,476)   (14,624,787)   (41,029,805)
                                                   -----------      -----------    -----------    -----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................     (13,238)         (51,764)    31,584,017    (24,507,495)
Beginning Accumulation Units Outstanding..........      17,813           84,088     57,954,424    203,597,513
                                                   -----------      -----------    -----------    -----------
Ending Accumulation Units Outstanding.............       4,574           32,324     89,538,441    179,090,018
                                                   ===========      ===========    ===========    ===========
Contracts with Mortality and Expense Risk Charge
  of:                                                    0.95%(1)         0.95%(1)       0.55%(2)       0.80%(2)
                                                   -----------      -----------    -----------    -----------
Accumulation Unit Value...........................   1.1212778        1.3439242      1.8596352      1.9458010
Net Assets Attributable to Accumulation Units
  Outstanding.....................................          --               --     30,166,906     93,725,847
                                                   ===========      ===========    ===========    ===========
Accumulation Units Issued.........................          --               --     11,169,601      9,688,664
Accumulation Units Redeemed.......................          --               --     (3,870,325)   (11,587,730)
                                                   -----------      -----------    -----------    -----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................          --               --      7,299,276     (1,899,066)
Beginning Accumulation Units Outstanding..........          --               --      8,923,303     50,067,793
                                                   -----------      -----------    -----------    -----------
Ending Accumulation Units Outstanding.............          --               --     16,222,580     48,168,727
                                                   ===========      ===========    ===========    ===========
Contracts with Mortality and Expense Risk Charge
  of:                                                    0.75%(2)         0.75%(2)       0.35%(2)       0.60%(2)
                                                   -----------      -----------    -----------    -----------
Accumulation Unit Value...........................   1.4559421        1.9224089      1.8948231      1.9738734
Net Assets Attributable to Accumulation Units
  Outstanding..................................... 171,384,264      258,491,010      2,021,290     19,105,671
                                                   ===========      ===========    ===========    ===========
Accumulation Units Issued.........................  73,399,435       45,360,986        871,116      1,869,269
Accumulation Units Redeemed.......................  (7,045,576)     (12,593,231)      (690,769)    (1,859,751)
                                                   -----------      -----------    -----------    -----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................  66,353,859       32,767,755        180,347          9,518
Beginning Accumulation Units Outstanding..........  51,359,802      101,694,271        886,582      9,670,021
                                                   -----------      -----------    -----------    -----------
Ending Accumulation Units Outstanding............. 117,713,661      134,462,026      1,066,929      9,679,539
                                                   ===========      ===========    ===========    ===========
Contracts with Mortality and Expense Risk Charge
  of:                                                    0.55%(2)         0.55%(2)
                                                   -----------      -----------
Accumulation Unit Value...........................   1.4833088        1.9585483
Net Assets Attributable to Accumulation Units
  Outstanding.....................................  23,509,419       52,644,600
                                                   ===========      ===========
Accumulation Units Issued.........................  13,194,596       11,945,935
Accumulation Units Redeemed.......................  (2,378,263)      (3,461,087)
                                                   -----------      -----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................  10,816,333        8,484,848
Beginning Accumulation Units Outstanding..........   5,033,403       18,395,330
                                                   -----------      -----------
Ending Accumulation Units Outstanding.............  15,849,736       26,880,177
                                                   ===========      ===========
Contracts with Mortality and Expense Risk Charge
  of:                                                    0.35%(2)         0.35%(2)
                                                   -----------      -----------
Accumulation Unit Value...........................   1.5113354        1.9955126
Net Assets Attributable to Accumulation Units
  Outstanding.....................................   9,315,164        5,321,701
                                                   ===========      ===========
Accumulation Units Issued.........................   3,081,276        1,349,651
Accumulation Units Redeemed.......................  (1,767,829)        (438,928)
                                                   -----------      -----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................   1,313,447          910,722
Beginning Accumulation Units Outstanding..........   4,850,555        1,756,315
                                                   -----------      -----------
Ending Accumulation Units Outstanding.............   6,164,002        2,667,037
                                                   ===========      ===========

                                                                                                                VALIC
                                                            Ariel                  Lou Holland                Company I
                                                         Appreciation                Growth                   Blue Chip
                                                             Fund                     Fund                   Growth Fund
                                                         Division 69               Division 70               Division 72
                                                   ------------              -----------              -----------
Contracts with Mortality and Expense Risk Charge
  of:                                                    1.00%/(2)(3)(4)(5)/      1.00%/(2)(3)(4)(5)/       1.00%/(2)(3)(4)(5)/
                                                   -----------               ----------               -----------
Accumulation Unit Value...........................   1.7228538                1.0440902                 1.0420967
Net Assets Attributable to Accumulation Units
  Outstanding..................................... 257,397,926               18,946,379               109,019,404
                                                   ===========               ==========               ===========
Accumulation Units Issued.........................  12,321,452                3,245,304                42,779,944
Accumulation Units Redeemed....................... (41,934,602)              (7,284,102)              (12,857,346)
                                                   -----------               ----------               -----------
Increase (Decrease) in Accumulation Units
  Outstanding..................................... (29,613,150)              (4,038,798)               29,922,598
Beginning Accumulation Units Outstanding.......... 179,015,204               22,185,106                74,704,474
                                                   -----------               ----------               -----------
Ending Accumulation Units Outstanding............. 149,402,054               18,146,308               104,627,072
                                                   ===========               ==========               ===========
Contracts with Mortality and Expense Risk Charge
  of:                                                    0.80%(2)                 0.80%(2)                  0.80%(2)
                                                   -----------               ----------               -----------
Accumulation Unit Value...........................   1.7477306                1.0591482                 1.0571496
Net Assets Attributable to Accumulation Units
  Outstanding.....................................  56,391,071               29,025,218                28,273,196
                                                   ===========               ==========               ===========
Accumulation Units Issued.........................   6,849,968                2,608,488                12,735,472
Accumulation Units Redeemed.......................  (8,338,420)              (5,510,556)               (5,203,771)
                                                   -----------               ----------               -----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................  (1,488,453)              (2,902,069)                7,531,701
Beginning Accumulation Units Outstanding..........  33,754,062               30,306,497                19,213,662
                                                   -----------               ----------               -----------
Ending Accumulation Units Outstanding.............  32,265,610               27,404,429                26,745,363
                                                   ===========               ==========               ===========
Contracts with Mortality and Expense Risk Charge
  of:                                                    0.60%(2)                 0.60%(2)                  0.60%(2)
                                                   -----------               ----------               -----------
Accumulation Unit Value...........................   1.7730094                1.0744808                 1.0724811
Net Assets Attributable to Accumulation Units
  Outstanding.....................................  11,300,446                1,469,152                 2,757,266
                                                   ===========               ==========               ===========
Accumulation Units Issued.........................   1,361,071                   80,879                 1,201,380
Accumulation Units Redeemed.......................  (1,652,250)                (312,840)                 (586,229)
                                                   -----------               ----------               -----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................    (291,179)                (231,960)                  615,151
Beginning Accumulation Units Outstanding..........   6,665,028                1,599,274                 1,955,883
                                                   -----------               ----------               -----------
Ending Accumulation Units Outstanding.............   6,373,849                1,367,313                 2,571,034
                                                   ===========               ==========               ===========
Contracts with Mortality and Expense Risk Charge
  of:

Accumulation Unit Value...........................
Net Assets Attributable to Accumulation Units
  Outstanding.....................................

Accumulation Units Issued.........................
Accumulation Units Redeemed.......................

Increase (Decrease) in Accumulation Units
  Outstanding.....................................
Beginning Accumulation Units Outstanding..........

Ending Accumulation Units Outstanding.............

Contracts with Mortality and Expense Risk Charge of:

Accumulation Unit Value...........................
Net Assets Attributable to Accumulation Units
  Outstanding.....................................

Accumulation Units Issued.........................
Accumulation Units Redeemed.......................

Increase (Decrease) in Accumulation Units
  Outstanding.....................................
Beginning Accumulation Units Outstanding..........

Ending Accumulation Units Outstanding.............


                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.


                                                                                                             VALIC
                                                      VALIC                       VALIC                    Company I
                                                    Company I                   Company I                  Broad Cap
                                                     Health                       Value                      Value
                                                  Sciences Fund                   Fund                       Fund
                                                   Division 73                 Division 74                Division 75
                                            -------------               -----------                -----------
Contracts with Mortality and Expense Risk
  Charge of:                                        1.00%/(2)(3)(4)(5)/        1.00%/(2)(3)(4)(5)/       1.00%/(2)(3)(4)(5)/
                                             -----------                -----------                ----------
Accumulation Unit Value....................    1.4116818                  1.4593927                 1.1613311
Net Assets Attributable to Accumulation
  Units Outstanding........................  166,191,072                 81,507,960                21,415,436
                                             ===========                ===========                ==========
Accumulation Units Issued..................   16,164,388                 27,181,069                 4,787,157
Accumulation Units Redeemed................  (24,866,439)               (18,349,535)               (4,955,713)
                                             -----------                -----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding..............................   (8,702,051)                 8,831,534                  (168,556)
Beginning Accumulation Units Outstanding...  126,438,293                 47,029,448                18,608,980
                                             -----------                -----------                ----------
Ending Accumulation Units Outstanding......  117,736,242                 55,860,982                18,440,424
                                             ===========                ===========                ==========
Contracts with Mortality and Expense Risk
  Charge of:                                        0.80%(2)                   0.80%(2)                  0.80%(2)
                                             -----------                -----------                ----------
Accumulation Unit Value....................    1.4319955                  1.4770486                 1.1661560
Net Assets Attributable to Accumulation
  Units Outstanding........................   37,397,970                 14,576,064                 4,594,260
                                             ===========                ===========                ==========
Accumulation Units Issued..................    6,460,193                  5,914,022                 1,394,588
Accumulation Units Redeemed................   (4,428,254)                (4,671,219)               (1,007,915)
                                             -----------                -----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding..............................    2,031,939                  1,242,802                   386,674
Beginning Accumulation Units Outstanding...   24,084,413                  8,626,115                 3,553,051
                                             -----------                -----------                ----------
Ending Accumulation Units Outstanding......   26,116,352                  9,868,917                 3,939,724
                                             ===========                ===========                ==========
Contracts with Mortality and Expense Risk
  Charge of:                                        0.60%(2)                   0.60%(2)                  0.60%(2)
                                             -----------                -----------                ----------
Accumulation Unit Value....................    1.4527725                  1.4948888                 1.1710248
Net Assets Attributable to Accumulation
  Units Outstanding........................    3,670,442                  1,096,752                   307,921
                                             ===========                ===========                ==========
Accumulation Units Issued..................      687,362                    514,476                    60,809
Accumulation Units Redeemed................     (667,962)                  (411,033)                 (114,176)
                                             -----------                -----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding..............................       19,400                    103,442                   (53,367)
Beginning Accumulation Units Outstanding...    2,507,336                    630,287                   316,317
                                             -----------                -----------                ----------
Ending Accumulation Units Outstanding......    2,526,736                    733,730                   262,950
                                             ===========                ===========                ==========
Contracts with Mortality and Expense Risk
  Charge of:

Accumulation Unit Value....................
Net Assets Attributable to Accumulation
  Units Outstanding........................

Accumulation Units Issued..................
Accumulation Units Redeemed................

Increase (Decrease) in Accumulation Units
  Outstandin...............................

Contracts with Mortality and Expense Risk
  Charge of:...............................

Accumulation Unit Value....................
Net Assets Attributable to Accumulation
  Units Outstanding........................

Accumulation Units Issued..................
Accumulation Units Redeemed................

Increase (Decrease) in Accumulation Units
  Outstandin...............................



                                                                                 VALIC
                                                      VALIC                    Company I                   VALIC
                                                    Company I                  Inflation                 Company I
                                                    Large Cap                  Protected                  Growth
                                                    Core Fund                    Fund                  Fund Division
                                                   Division 76                Division 77                   78
                                            -----------                -----------               -------------
Contracts with Mortality and Expense Risk
  Charge of:                                       1.00%/(2)(3)(4)(5)/       1.00%/(2)(3)(4)(5)/         1.45%/(1)/
                                            -----------                ----------                ------------
Accumulation Unit Value....................   1.1737367                 1.0794525                   1.1108698
Net Assets Attributable to Accumulation
  Units Outstanding........................  55,630,584                11,727,400                       6,580
                                            ===========                ==========                ============
Accumulation Units Issued..................  11,309,145                 5,252,240                       5,923
Accumulation Units Redeemed................ (45,265,116)               (4,433,440)                    (18,329)
                                            -----------                ----------                ------------
Increase (Decrease) in Accumulation Units
  Outstanding.............................. (33,955,970)                  818,801                     (12,406)
Beginning Accumulation Units Outstanding...  81,372,372                10,046,941                      18,329
                                            -----------                ----------                ------------
Ending Accumulation Units Outstanding......  47,416,402                10,865,742                       5,923
                                            ===========                ==========                ============
Contracts with Mortality and Expense Risk
  Charge of:                                       0.80%(2)                  0.80%(2)                    1.00%(2)(3)(4)(5)
                                            -----------                ----------                ------------
Accumulation Unit Value....................   1.1786389                 1.0860138                   1.1215675
Net Assets Attributable to Accumulation
  Units Outstanding........................   9,406,702                 1,703,839                 830,186,711
                                            ===========                ==========                ============
Accumulation Units Issued..................   2,722,999                 1,243,674                  52,241,331
Accumulation Units Redeemed................  (5,524,161)                 (707,681)               (227,362,836)
                                            -----------                ----------                ------------
Increase (Decrease) in Accumulation Units
  Outstanding..............................  (2,801,162)                  535,993                (175,121,504)
Beginning Accumulation Units Outstanding...  10,782,371                 1,032,927                 915,398,362
                                            -----------                ----------                ------------
Ending Accumulation Units Outstanding......   7,981,210                 1,568,920                 740,276,858
                                            ===========                ==========                ============
Contracts with Mortality and Expense Risk
  Charge of:                                       0.60%(2)                  0.60%(2)                    0.95%(1)
                                            -----------                ----------                ------------
Accumulation Unit Value....................   1.1835441                 1.0926462                   1.1226393
Net Assets Attributable to Accumulation
  Units Outstanding........................     295,380                    87,245                          --
                                            ===========                ==========                ============
Accumulation Units Issued..................     118,026                    38,584                          --
Accumulation Units Redeemed................    (165,415)                   (8,613)                         --
                                            -----------                ----------                ------------
Increase (Decrease) in Accumulation Units
  Outstanding..............................     (47,389)                   29,972                          --
Beginning Accumulation Units Outstanding...     297,019                    49,927                          --
                                            -----------                ----------                ------------
Ending Accumulation Units Outstanding......     249,630                    79,899                          --
                                            ===========                ==========                ============
Contracts with Mortality and Expense Risk
  Charge of:                                                                                             0.80%(2)
                                                                                                 ------------
Accumulation Unit Value....................                                                         1.1262323
Net Assets Attributable to Accumulation
  Units Outstanding........................                                                                --
                                                                                                 ============
Accumulation Units Issued..................                                                        22,954,261
Accumulation Units Redeemed................                                                      (48,228,994)
                                                                                                 ------------
Increase (Decrease) in Accumulation Units
  Outstandin...............................                                                      (25,274,733)
                                                                                                 ============
Contracts with Mortality and Expense Risk
  Charge of:...............................                                                          0.60%(2)
                                                                                                 ------------
Accumulation Unit Value....................                                                         1.1309508
Net Assets Attributable to Accumulation
  Units Outstanding........................                                                                --
                                                                                                 ============
Accumulation Units Issued..................                                                         3,340,354
Accumulation Units Redeemed................                                                        (7,600,442)
                                                                                                 ------------
Increase (Decrease) in Accumulation Units
  Outstandin...............................                                                        (4,260,088)
                                                                                                 ============


                                                      VALIC
                                                    Company I
                                                  Large Capital
                                                     Growth
                                                      Fund
                                                   Division 79
                                            -------------
Contracts with Mortality and Expense Risk
  Charge of:                                        1.45%/(1)/
                                            ------------
Accumulation Unit Value....................    1.2505684
Net Assets Attributable to Accumulation
  Units Outstanding........................       25,714
                                            ============
Accumulation Units Issued..................       20,499
Accumulation Units Redeemed................      (14,654)
                                            ------------
Increase (Decrease) in Accumulation Units
  Outstanding..............................        5,844
Beginning Accumulation Units Outstanding...       14,717
                                            ------------
Ending Accumulation Units Outstanding......       20,562
                                            ============
Contracts with Mortality and Expense Risk
  Charge of:                                        1.00%(2)(3)(4)(5)
                                            ------------
Accumulation Unit Value....................    1.2680435
Net Assets Attributable to Accumulation
  Units Outstanding........................  454,118,816
                                            ============
Accumulation Units Issued..................   25,237,993
Accumulation Units Redeemed................  (85,587,510)
                                            ------------
Increase (Decrease) in Accumulation Units
  Outstanding..............................  (60,349,517)
Beginning Accumulation Units Outstanding...  418,512,943
                                            ------------
Ending Accumulation Units Outstanding......  358,163,427
                                            ============
Contracts with Mortality and Expense Risk
  Charge of:                                        0.95%(1)
                                            ------------
Accumulation Unit Value....................    1.2698582
Net Assets Attributable to Accumulation
  Units Outstanding........................           --
                                            ============
Accumulation Units Issued..................           --
Accumulation Units Redeemed................           --
                                            ------------
Increase (Decrease) in Accumulation Units
  Outstanding..............................           --
Beginning Accumulation Units Outstanding...           --
                                            ------------
Ending Accumulation Units Outstanding......           --
                                            ============
Contracts with Mortality and Expense Risk
  Charge of:                                        0.80%(2)
                                            ------------
Accumulation Unit Value....................    1.2757567
Net Assets Attributable to Accumulation
  Units Outstanding........................           --
                                            ============
Accumulation Units Issued..................   11,010,406
Accumulation Units Redeemed................ (21,288,988)
                                            ------------
Increase (Decrease) in Accumulation Units
  Outstandin............................... (10,278,582)
                                            ============
Contracts with Mortality and Expense Risk
  Charge of:...............................     0.60%(2)
                                            ------------
Accumulation Unit Value....................    1.2835626
Net Assets Attributable to Accumulation
  Units Outstanding........................           --
                                            ============
Accumulation Units Issued..................      743,315
Accumulation Units Redeemed................   (1,484,940)
                                            ------------
Increase (Decrease) in Accumulation Units
  Outstandin...............................     (741,626)
                                            ============

                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.



                                                   AIG                      AIG                      AIG
                                               SunAmerica               SunAmerica               SunAmerica
                                                2010 High                2015 High                2020 High
                                                Watermark                Watermark                Watermark
                                                  Fund                     Fund                     Fund
                                               Division 80              Division 81              Division 82
                                         -----------              -----------              -----------
Contracts with Mortality and Expense
  Risk Charge of:                             1.00%/(2)(3)(4)(5)/      1.00%/(2)(3)(4)(5)/      1.00%/(2)(3)(4)(5)/
                                         ----------               ----------               ----------
Accumulation Unit Value.................  1.1110938                1.1761854                1.1931908
Net Assets Attributable to Accumulation
  Units Outstanding..................... 25,417,741               25,149,050               11,488,053
                                         ==========               ==========               ==========
Accumulation Units Issued...............  5,122,078                6,524,944                3,225,031
Accumulation Units Redeemed............. (6,849,045)              (6,488,899)              (2,119,047)
                                         ----------               ----------               ----------
Increase (Decrease) in Accumulation
  Units Outstanding..................... (1,726,967)                  36,045                1,105,984
Beginning Accumulation Units Outstanding 24,605,788               21,348,111                8,522,965
                                         ----------               ----------               ----------
Ending Accumulation Units Outstanding... 22,878,821               21,384,156                9,628,949
                                         ==========               ==========               ==========
Contracts with Mortality and Expense
  Risk Charge of:                             0.80%(2)                 0.80%(2)                 0.80%(2)
                                         ----------               ----------               ----------
Accumulation Unit Value.................  1.1175005                1.1829508                1.2000593
Net Assets Attributable to Accumulation
  Units Outstanding.....................  1,441,429                1,934,330                1,442,316
                                         ==========               ==========               ==========
Accumulation Units Issued...............    336,070                  851,871                  407,613
Accumulation Units Redeemed.............   (296,937)                (653,567)                (101,422)
                                         ----------               ----------               ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................     39,133                  198,303                  306,191
Beginning Accumulation Units Outstanding  1,250,774                1,436,871                  895,679
                                         ----------               ----------               ----------
Ending Accumulation Units Outstanding...  1,289,907                1,635,174                1,201,870
                                         ==========               ==========               ==========
Contracts with Mortality and Expense
  Risk Charge of:                             0.60%(2)                 0.60%(2)                 0.60%(2)
                                         ----------               ----------               ----------
Accumulation Unit Value.................  1.1239125                1.1897413                1.2069620
Net Assets Attributable to Accumulation
  Units Outstanding.....................     45,750                   23,901                    3,314
                                         ==========               ==========               ==========
Accumulation Units Issued...............     30,329                    1,756                      287
Accumulation Units Redeemed.............     (9,896)                  (5,544)                  (5,196)
                                         ----------               ----------               ----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................     20,433                   (3,787)                  (4,909)
Beginning Accumulation Units Outstanding     20,273                   23,876                    7,654
                                         ----------               ----------               ----------
Ending Accumulation Units Outstanding...     40,706                   20,089                    2,746
                                         ==========               ==========               ==========
Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstandin......................

Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstandin......................



                                                  VALIC                                               VALIC
                                                Company I                 VALIC                     Company I
                                                 Mid Cap                Company I                   Small Cap
                                                Strategic               Small Cap                   Strategic
                                                 Growth               Special Values                 Growth
                                                  Fund                     Fund                       Fund
                                               Division 83             Division 84                 Division 85
                                         -----------             --------------             -----------
Contracts with Mortality and Expense
  Risk Charge of:                              1.45%/(1)/               1.00%/(2)(3)(4)(5)/       1.00%/(2)(3)(4)(5)/
                                         -----------              -----------               -----------
Accumulation Unit Value.................   1.5038895                1.0319921                 1.0136871
Net Assets Attributable to Accumulation
  Units Outstanding.....................      16,005              218,274,678               100,092,811
                                         ===========              ===========               ===========
Accumulation Units Issued...............      15,863               17,304,235                 7,094,660
Accumulation Units Redeemed.............      (5,882)             (66,519,964)              (33,313,065)
                                         -----------              -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................       9,981              (49,215,729)              (26,218,405)
Beginning Accumulation Units Outstanding         661              260,743,531               124,969,528
                                         -----------              -----------               -----------
Ending Accumulation Units Outstanding...      10,643              211,527,802                98,751,123
                                         ===========              ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:                              1.00%(2)(3)(4)(5)        0.80%(2)                  0.80%(2)
                                         -----------              -----------               -----------
Accumulation Unit Value.................   1.5249390                1.0362790                 1.0179171
Net Assets Attributable to Accumulation
  Units Outstanding..................... 319,800,924               59,925,767                29,599,999
                                         ===========              ===========               ===========
Accumulation Units Issued...............  38,665,122               11,351,126                 5,987,066
Accumulation Units Redeemed............. (40,050,112)             (14,125,477)               (9,733,306)
                                         -----------              -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  (1,384,989)              (2,774,351)               (3,746,240)
Beginning Accumulation Units Outstanding 211,121,130               60,603,093                32,825,521
                                         -----------              -----------               -----------
Ending Accumulation Units Outstanding... 209,736,140               57,828,742                29,079,281
                                         ===========              ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:                              0.95%(1)                 0.60%(2)                  0.60%(2)
                                         -----------              -----------               -----------
Accumulation Unit Value.................   1.5271099                1.0406117                 1.0221610
Net Assets Attributable to Accumulation
  Units Outstanding.....................          --                3,638,014                 1,083,724
                                         ===========              ===========               ===========
Accumulation Units Issued...............          --                  620,828                   119,494
Accumulation Units Redeemed.............          --               (1,534,845)                 (385,767)
                                         -----------              -----------               -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................          --                 (914,017)                 (266,274)
Beginning Accumulation Units Outstanding          --                4,410,166                 1,326,519
                                         -----------              -----------               -----------
Ending Accumulation Units Outstanding...          --                3,496,149                 1,060,246
                                         ===========              ===========               ===========
Contracts with Mortality and Expense
  Risk Charge of:                              0.80%(2)
                                         -----------
Accumulation Unit Value.................   1.5341786
Net Assets Attributable to Accumulation
  Units Outstanding.....................          --
                                         ===========
Accumulation Units Issued...............   8,914,701
Accumulation Units Redeemed............. (10,044,124)
                                         -----------
Increase (Decrease) in Accumulation
  Units Outstandin......................  (1,129,423)
                                         ===========
Contracts with Mortality and Expense
  Risk Charge of:                           0.60%(2)
                                         -----------
Accumulation Unit Value.................   1.5435696
Net Assets Attributable to Accumulation
  Units Outstanding.....................          --
                                         ===========
Accumulation Units Issued...............   2,081,941
Accumulation Units Redeemed.............  (1,019,216)
                                         -----------
Increase (Decrease) in Accumulation
  Units Outstandin......................   1,062,725
                                         ===========


                                                   VALIC
                                                 Company I
                                                 Small Cap
                                                Aggressive
                                                  Grwoth
                                                   Fund
                                                Division 86
                                         -----------
Contracts with Mortality and Expense
  Risk Charge of:                              1.00%/(2)(3)(4)(5)/
                                         -----------
Accumulation Unit Value.................   1.1522350
Net Assets Attributable to Accumulation
  Units Outstanding.....................  56,424,810
                                         ===========
Accumulation Units Issued...............  21,153,846
Accumulation Units Redeemed............. (10,737,637)
                                         -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................  10,416,209
Beginning Accumulation Units Outstanding  38,558,384
                                         -----------
Ending Accumulation Units Outstanding...  48,974,593
                                         ===========
Contracts with Mortality and Expense
  Risk Charge of:                              0.80%(2)
                                         -----------
Accumulation Unit Value.................   1.1570262
Net Assets Attributable to Accumulation
  Units Outstanding.....................  13,030,962
                                         ===========
Accumulation Units Issued...............   4,475,377
Accumulation Units Redeemed.............  (2,764,817)
                                         -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................   1,710,560
Beginning Accumulation Units Outstanding   9,552,046
                                         -----------
Ending Accumulation Units Outstanding...  11,262,606
                                         ===========
Contracts with Mortality and Expense
  Risk Charge of:                              0.60%(2)
                                         -----------
Accumulation Unit Value.................   1.1618375
Net Assets Attributable to Accumulation
  Units Outstanding.....................     885,591
                                         ===========
Accumulation Units Issued...............     398,778
Accumulation Units Redeemed.............    (258,945)
                                         -----------
Increase (Decrease) in Accumulation
  Units Outstanding.....................     139,833
Beginning Accumulation Units Outstanding     622,639
                                         -----------
Ending Accumulation Units Outstanding...     762,472
                                         ===========
Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstandin......................

Contracts with Mortality and Expense
  Risk Charge of:

Accumulation Unit Value.................
Net Assets Attributable to Accumulation
  Units Outstanding.....................

Accumulation Units Issued...............
Accumulation Units Redeemed.............

Increase (Decrease) in Accumulation
  Units Outstandin......................


                              Separate Account A
                                      of
                  The Variable Annuity Life Insurance Company

                   Notes to Financial Statements (Continued)
                                  (Unaudited)

5. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of September 30, 2007.

                                                                               VALIC
                                                     VALIC                   Company I                   VALIC
                                                   Company I                  Global                   Company I
                                                 Global Equity               Strategy                Foreign Value
                                                     Fund                      Fund                      Fund
                                                  Division 87               Division 88               Division 89
                                            -------------------      -----------               -------------
Contracts with Mortality and Expense Risk
  Charge of:                                              1.45%/(1)/       1.00%/(2)(3)(4)(5)/        1.00%/(2)(3)(4)(5)/
                                            -------------------      -----------                -----------
Accumulation Unit Value....................           1.3011381        1.3240113                  1.3440828
Net Assets Attributable to Accumulation
  Units Outstanding........................             124,577      413,809,096                904,413,835
                                            ===================      ===========                ===========
Accumulation Units Issued..................              97,901       55,501,918                172,456,148
Accumulation Units Redeemed................             (74,732)     (39,835,130)               (46,792,397)
                                            -------------------      -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding..............................              23,169       15,666,788                125,663,752
Beginning Accumulation Units Outstanding...              72,575      296,902,494                547,287,495
                                            -------------------      -----------                -----------
Ending Accumulation Units Outstanding......              95,744      312,569,282                672,951,247
                                            ===================      ===========                ===========
Contracts with Mortality and Expense Risk
  Charge of:                                1.00%/(2)(3)(4)(5)/       0.80%/(2)/                 0.80%/(2)/
                                            -------------------      -----------                -----------
Accumulation Unit Value....................           1.3136337        1.3295458                  1.3496653
Net Assets Attributable to Accumulation
  Units Outstanding........................         336,930,987       87,605,497                215,408,326
                                            ===================      ===========                ===========
Accumulation Units Issued..................          29,639,357       14,787,017                 44,649,790
Accumulation Units Redeemed................         (46,426,908)     (11,580,129)               (18,751,053)
                                            -------------------      -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding..............................         (16,787,552)       3,206,888                 25,898,737
Beginning Accumulation Units Outstanding...         273,299,882       62,685,696                133,705,192
                                            -------------------      -----------                -----------
Ending Accumulation Units Outstanding......         256,512,330       65,892,584                159,603,928
                                            ===================      ===========                ===========
Contracts with Mortality and Expense Risk
  Charge of:                                         0.95%/(1)/       0.60%/(2)/                 0.60%/(2)/
                                            -------------------      -----------                -----------
Accumulation Unit Value....................           1.3149023        1.3350726                  1.3552989
Net Assets Attributable to Accumulation
  Units Outstanding........................                  --        6,670,377                 15,701,496
                                            ===================      ===========                ===========
Accumulation Units Issued..................                  --          794,318                  3,383,421
Accumulation Units Redeemed................                  --         (962,098)                (2,944,039)
                                            -------------------      -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding..............................                  --         (167,780)                   439,381
Beginning Accumulation Units Outstanding...                  --        5,164,185                 11,146,312
                                            -------------------      -----------                -----------
Ending Accumulation Units Outstanding......                  --        4,996,405                 11,585,693
                                            ===================      ===========                ===========
                                                        0.80%(2)
                                            -------------------
                                                      1.3191253
                                                             --
                                            ===================
                                                      8,563,248
                                                    (11,703,224)
                                            -------------------
                                                     (3,139,976)
                                            ===================
                                                        0.60%(2)
                                            -------------------
                                                      1.3246241
                                                             --
                                            ===================
                                                      5,272,921
                                                     (2,232,034)
                                            -------------------
                                                      3,040,888
                                            ===================

/(1)/Offered in registered Potentia Product

/(2)/Offered in Portfolio Director Product

/(3)/Offered in Group Unit Purchase Product

/(4)/Offered in Independence Plus Fixed and Variable Annuity Product

/(5)/Offered in Impact Fixed and Variable Annuity Product

                              Portfolio Director
                             Portfolio Director 2
                            Portfolio Director Plus
                 Fixed and Variable Deferred Annuity Contracts

                           PART C. OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS


(a)Financial Statements:

The following financial statements are incorporated by reference to Form N-4, Post Effective Amendment No. 33 under the Securities Act of 1933 and Amendment No.132 under the Investment Company Act of 1940, File Nos. 033-75292 and 811-03240, filed on May 1, 2007, Accession No. 0001193125-07-097372:

    (i)Audited Financial Statements - The Variable Annuity Life Insurance
       Company

        Report of Independent Registered Public Accounting Firm
        Consolidated Balance Sheets
        Consolidated Statements of Income and Comprehensive Income Consolidated Statements of Cash Flows
        Notes to Consolidated Financial Statements


   (ii)Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A

        Report of Independent Registered Public Accounting Firm
        Statement of Net Assets
        Statement of Operations
        Statements of Changes in Net Assets
        Notes to Financial Statements


The following unaudited financial statements, as of September 30, 2007, are included herein:

    (i)Unaudited Financial Statements - The Variable Annuity Life Insurance Company
        Report of Independent Registered Public Accounting Firm
        Consolidated Balance Sheets
        Consolidated Statements of Income and Comprehensive Income Consolidated Statements of Cash Flows
        Notes to Consolidated Financial Statements

   (ii)Unaudited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A
        Report of Independent Registered Public Accounting Firm
        Statement of Net Assets
        Statement of Operations
        Statements of Changes in Net Assets
        Notes to Financial Statements

The following statutory financial statements of American Home Assurance Company are included herein:

    (i)Report of Independent Auditors
        Statement of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2006 and 2005
        Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2006, 2005 and 2004
        Statements of Cash Flow for the years ended December 31, 2006, 2005 and 2004
        Notes to Statutory Basis Financial Statements

(b)Exhibits



1. Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A. (1)

1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors. (10)

2.          Not Applicable.

3(a). Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc. (2)

4(a).       Specimen Individual Annuity Contract. (Form UIT-194). (1)

4(b)(i).    Specimen Group Annuity Contract. (Form UITG-194). (1)

4(b)(ii).   Specimen Individual Non-Qualified Annuity Contract. (Form
            UITN-194). (1)

4(b)(iii).  Specimen Certificate of Participation under Group Annuity Contract
            (Form UITG-194P). (1)

4(b)(iv).   Specimen Individual Retirement Account Annuity Contract. (Form
            UIT-IRA-194). (1)

4(b)(v).    Specimen Simplified Employee Pension Contract (Form UIT-SEP-194).
            (1)

4(b)(vi).   Specimen Endorsement to Group Annuity Contract or Certificate of
            Participation under Group Annuity Contract. (Form UITG-194-RSAC), effective upon issuance. (3)

4(b)(vii).  Specimen SIMPLE Individual Retirement Annuity Contract (Form
            UIT-SIMPLE-897). (4)

4(b)(viii). Specimen Portfolio Director Endorsement to Individual Annuity
            Contract (Form IPD-798). (4)

4(b)(ix).   Specimen Portfolio Director Individual Retirement Annuity (IRA)
            Endorsement to Individual Retirement Account Annuity Contract
            (Form IPDIRA-798). (4)

4(b)(x). Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA) Endorsement to Individual Non-Qualified Annuity Contract (Form IPDN-798). (4)

4(b)(xi).   Specimen Economic Growth and Tax Relief Reconciliation Act
            ("EGTRRA") Retirement Plan Annuity Contract Endorsement (Form
            EGTR-302). (10)

4(b)(xii).  Specimen EGTRRA Individual Retirement Annuity Endorsement (Form
            EGTRIRA 802). (10)

4(b)(xiii). Specimen EGTRRA Roth Individual Retirement Annuity Endorsement
            (Form ROTHEGTR-802). (10)

4(b)(xiv).  Form of Guaranteed Minimum Withdrawal Benefit Endorsement. (14)

5(a)(i). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use with all plan types except Individual Retirement Annuities (IRA), Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred Annuities (NQDA). (10)

5(a)(ii).   Specimen Application for Portfolio Director/Portfolio Director
            2/Portfolio Director Plus Fixed and Variable Annuity for use with
            Individual Retirement Annuities (IRA), Simplified Employee Pension
            Plans (SEP), and Non-Qualified Deferred Annuities (NQDA). (10)

5(b).       Specimen Group Master Application. (10)

5(c). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use with all plan types except individual non-qualified deferred annuities.
            (15)

5(d). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use only with after-tax individual non-qualified deferred annuities. (15)

5(e). Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed and Variable Annuity for use with participants in group contracts. (15)

5(f).       Specimen Group Master Application. (15)

6(a). Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989. (1)

6(b). Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990 (1)

6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through August 3, 2006. (16)

7.          Not Applicable.

8(a). (1) Participation Agreement between The Variable Annuity Life Insurance Company and Templeton Variable Products Series Fund. (1)

            (2) Form of Redacted Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and The Variable Annuity Life Insurance Company dated May 1, 2000. (2)

           (3) Master Shareholder Services Agreement between The Variable Annuity Life Insurance Company and Franklin Templeton Group of Funds. (8)

           (4) Form of Redacted Administrative Services Agreement between The Variable Annuity Life Insurance Company and Franklin Templeton Services, Inc. (2)

8(b). (1) Participation Agreement between The Variable Annuity Life Insurance Company and Dreyfus Variable Investment Fund. (1)

           (2) Agreement between The Variable Annuity Life Insurance Company and The Dreyfus Corporation dated July 1, 1997. (5)

           (3) Amendment No. 1 dated November 1, 1999 to Agreement between The Dreyfus Corporation and The Variable Annuity Life Insurance Company dated July 1, 1997. (2)

8(c). (1) Fund Participation Agreement between The Variable Annuity Life Insurance Company and Putnam Mutual Funds Corp. (6)

           (2) Amendment No. 1 to Fund Participation Agreement between The Variable Annuity Life Insurance Company and Putnam Mutual Funds Corp., effective August 18, 1997. (3)

8(d). (1) Fund Participation Agreement between The Variable Annuity Life Insurance Company and Twentieth Century Investors Inc. (6)

           (2) Amendment No. 1 to Fund Participation Agreement between The Variable Annuity Life Insurance Company, American Century Mutual Funds, Inc. and American Century Investment Management, Inc., effective December 8, 1997. (3)

           (3) Amendment No. 2 dated January 1, 2000 to Fund Participation Agreement between The Variable Annuity Life Insurance Company, American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated April 30, 1996, as amended December 8, 1997. (2)

8(e). (1) Participation Agreement between The Variable Annuity Life Insurance Company and Vanguard Group, Inc. (6)

           (2) Amendment No. 1 to Participation Agreement between The Variable Annuity Life Insurance Company and The Vanguard Group, Inc., effective July 17, 1998. (7)

8(f).      Agreement between The Variable Annuity Life Insurance Company and
           T. Rowe Price Investment Services, Inc., entered into October 1, 1998. (4)

8(g)(i). Participation Agreement between The Variable Annuity Life Insurance Company and Evergreen Equity Trust, dated January 4, 1999. (8)

8(g)(ii).  Form of Amendment No. 1 to Participation Agreement between The
           Variable Annuity Life Insurance Company and Evergreen Equity Trust dated October 2, 2000. (9)

8(g)(iii). Form of Administrative Services Agreement between The Variable
           Annuity Life Insurance Company and Evergreen Investment Services, Inc. dated October 2, 2000. (9)

8(h)(i). Form of Participation Agreement between The Variable Annuity Life Insurance Company, SIT Mutual Funds, Inc. and SIT Investment Associates, Inc. dated November 1, 2000. (9)

8(h)(ii).  Form of Administrative Services Agreement between The Variable
           Annuity Life Insurance Company and SIT Investment Associates, Inc. dated November 1, 2000 (Small Cap Growth Fund). (9)

8(h)(iii). Form of Participation Agreement between The Variable Annuity Life
           Insurance Company, SIT MidCap Growth Fund, Inc. and SIT Investment Associates, Inc. dated November 1, 2000. (9)

8(h)(iv).  Form of Administrative Services Agreement between The Variable
           Annuity Life Insurance Company and SIT Investment Associates, Inc. dated November 1, 2000 (Mid Cap Growth Fund). (9)

8(i)(i). Form of Participation Agreement between The Variable Annuity Life Insurance Company, Ariel Investment Trust and Ariel Distributors, Inc. dated November 7, 2000. (9)

8(i)(ii).  Form of Administrative Services Agreement between The Variable
           Annuity Life Insurance Company and Ariel Distributors, Inc. (9)

8(j)(i). Form of Services Agreement between The Variable Annuity Life Insurance Company and Janus Service Corporation. (9)

8(j)(ii).  Form of Participant Administrative Services Agreement between The
           Variable Annuity Life Insurance Company and Janus Service Corporation. (9)

8(j)(iii). Form of Distribution and Shareholder Services Agreement between
           The Variable Annuity Life Insurance Company and Janus
           Distributors, Inc. (9)

8(k)(i). Form of Participation Agreement between The Variable Annuity Life Insurance Company, INVESCO Stock Funds, Inc. and INVESCO Distributors, Inc. (9)

8(k)(ii).  Form of Administrative Services Agreement between The Variable
           Annuity Life Insurance Company and INVESCO Funds Group, Inc. (9)

8(l)(i). Form of Participation Agreement between The Variable Annuity Life Insurance Company, Warburg Pincus Small Company Growth Funds (common shares), Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. dated October 2, 2000. (9)

8(l)(ii). Form of Administrative Services Agreement Letter between The
          Variable Annuity Life Insurance Company and Credit Suisse Asset Management, LLC dated October 2, 2000. (9)

8(m)(i). Form of Participation Agreement between The Variable Annuity Life Insurance Company, Lou Holland Fund and HCM Investments, Inc. dated November 1, 2000. (9)

8(m)(ii). Form of Administrative Services Agreement between The Variable
          Annuity Life Insurance Company and Holland Capital Management, L.P. dated November 1, 2000. (9)

8(n). Form of Agency Agreement between The Variable Annuity Life Insurance Company, MAS Funds, MAS Fund Distribution, Inc. and Miller Anderson & Sherrerd, LLPdated November 1, 2000. (9)

8(o). General Guarantee Agreement between The Variable Annuity Life Insurance Company and American Home Assurance Company. (11)

8(p). Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006. (17)

9(a).     Opinion of Counsel and Consent of Depositor. (12)

9(b). Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (12)

10.       Consent of Independent Registered Public Accounting Firm. (Filed
          Herewith)

11.       Not Applicable.

12.       Not Applicable.

13.       Calculation of standard and nonstandard performance information.
          (3)

14(a). Powers of Attorney - The Variable Annuity Life Insurance Company. (Filed Herewith)

14(b).    Powers of Attorney - American Home Assurance Company. (13) and 15)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (1)

(1) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.

(2) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.

(4) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.

(5) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 1998, Accession No. 0000950129-98-001794.

(6) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.

(7) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.

(8) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 1999, Accession No. 0000950129-99-001733.

(9) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.

(10) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.

(11) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, Accession No. 0000354912-05-000047.

(12) Incorporated by reference to Post-Effective Amendment No. 28 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 21, 2005, Accession No. 0001193125-05-205525.

(13) Incorporated by reference to Post-Effective Amendment No. 29 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 27, 2006, Accession No. 0001193125-06-040154.

(14) Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000021.

(15) Incorporated by reference to Post-Effective Amendment No. 31 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2006, Accession No. 00001193125-06-094684.

(16) Incorporated by reference to Initial Form N-4 (File No.
     333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession No.
     0001193125-06-206012.

(17) Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 11, 2006, Accession No. 0000354912-06-000040.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


NAMES AND PRINCIPAL POSITIONS AND OFFICES
BUSINESS ADDRESS    HELD WITH DEPOSITOR

Officer             Title

Jay S. Wintrob*     Director
Bruce R. Abrams     Director, President and Chief Executive Officer

Shawn Duffy            Executive Vice President
Greg Garvin            Executive Vice President
Sharla A. Jackson***   Director, Executive Vice President - Operations
Michael J. Perry       Executive Vice President - National Sales
Christopher J. Swift   Director
Jay G. Wilkinson       Executive Vice President - Group Management
Michael J. Akers       Director, Senior Vice President & Chief Actuary
Leslie K. Bates        Senior Vice President
Lillian Caliman        Senior Vice President & Divisional Chief Information
                       Officer
Jim Coppedge           Director, Senior Vice President & General Counsel
Evelyn Curran          Senior Vice President - Product Development
David H. den Boer      Senior Vice President & Chief Compliance Officer
Terry B. Festervand    Senior Vice President and Treasurer
N. Scott Gillis**      Director, Senior Vice President & Principal Financial
                       Officer
Glenn Harris           Senior Vice President - Group Management
Kathleen M. McCutcheon Director, Senior Vice President - Human Resources
Thomas G. Norwood      Senior Vice President - Broker/Dealer Operations
Kellie Richter         Senior Vice President - Marketing Strategy
Brenda Simmons         Senior Vice President
Robert E. Steele***    Senior Vice President - Specialty Products
Richard L. Bailey      Vice President - Group Actuarial
Kurt W. Bernlohr       Vice President - Annuity Products
William B. Bartelloni  Vice President
Mary C. Birmingham     Vice President
Gregory Stephen Broer  Vice President - Actuarial
Laurel Cochennet       Vice President
Richard A. Combs       Vice President - Actuarial
Bruce Corcoran         Vice President
Neil J. Davidson       Vice President - Actuarial
Robin F. Farris        Vice President
Darlene Flagg          Vice President - Case Development
Mark D. Foster         Vice President - VFA Compensation
Daniel Fritz           Vice President - Actuarial
Marc Gamsin*           Vice President
David W. Hilbig        Vice President - Education Services & Marketing
                       Communications
Eric B. Holmes         Vice President
Michael R. Hood        Vice President
Jeffrey M. Hughes      Vice President
Stephen M. Hughes      Vice President - Marketing
Paul Jackson           Vice President
Joanne M. Jarvis       Vice President - Sales Planning & Reporting
Dave Jorgensen         Vice President and Controller
Joan M. Keller         Vice President - Client Service Processing
Ted G. Kennedy         Vice President - Government Relations
Calvin King            Vice President - North Houston CCC
Gary J. Kleinman****   Vice President
Joseph P. McKernan     Vice President - Information Technology
Lou McNeal             Vice President
Michael M Mead         Vice President
Greg Outcalt*          Vice President
Rembert R. Owen, Jr.   Vice President & Assistant Secretary
Phillip W. Schraub     Vice President
Richard W. Scott****   Vice President & Chief Investment Officer
Cynthia S. Seeman      Vice President
James P. Steele***     Vice President - Specialty Products
Katherine Stoner       Vice President & Secretary

Richard Turner         Vice President - Retirement Services Tax
Krien Verberkmoes      Vice President - Sales Compliance
Darla G. Wilton        Vice President - National Sales
William Fish           Investment Officer
Roger E. Hahn          Investment Officer
Locklan O. McNew       Investment Officer
Craig R. Mitchell      Investment Officer
Alan Nussenblatt       Investment Officer
W. Larry Mask          Real Estate Investment Officer & Assistant Secretary
Daniel R. Cricks       Tax Officer
Kortney S. Farmer      Assistant Secretary
Tracey E. Harris       Assistant Secretary
Debra L. Herzog        Assistant Secretary
Russell Lessard        Assistant Secretary
Paula G. Payne         Assistant Secretary
Connie E. Pritchett*** Assistant Secretary
John Fleming           Assistant Treasurer
Paul Hoepfl            Assistant Treasurer
Robert C. Bauman       Administrative Officer
Joyce Bilski           Administrative Officer
Kara R. Boling         Administrative Officer
Fred Caldwell          Administrative Officer
Debbie G. Fewell       Administrative Officer
Tom Goodwin            Administrative Officer
Carolyn Gutierrez      Administrative Officer
Ted D. Hennis          Administrative Officer
Kathleen Janos         Administrative Officer
Richard D. Jackson     Administrative Officer
David Malleck          Administrative Officer
Joella McPherson       Administrative Officer
Steven Mueller         Administrative Officer
Linda Pinney           Administrative Officer
Sheryl Reed            Administrative Officer
Carolyn Roller         Administrative Officer
Diana Smirl            Administrative Officer
Kathryn T. Smith       Administrative Officer
Thomas M. Ward         Administrative Officer


*  1 SunAmerica Center, Los Angeles, California 90067-6022

** 21650 Oxnard Ave., Woodland Hills, California 91367

***205 E. 10th Avenue, Amarillo, Texas 79101

****70 Pine Street, New York, New York 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No. 0000950123-07-003026, filed March 1, 2007, and is incorporated herein by reference.

ITEM 27.NUMBER OF CONTRACT OWNERS

As of December 31, 2007:


                                    Qualified Contracts Non-Qualified Contracts
                                    ------------------  -----------------------
033-75292                            Group   Individual Group     Individual
---------                           -------  ----------  ------   ----------
Portfolio Director                   84,225   102,776    8,003        0
Portfolio Director 2                370,285   250,844   43,302        1
Portfolio Director Plus             295,813   127,002   73,825        0


ITEM 28.INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon (i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event
(a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:


Name and Principal  Position and Offices With Underwriter
Business Address    American General Distributors, Inc.
------------------  ----------------------------------------------------------
Evelyn Curran       Director, Chief Executive Officer and President
David H. den Boer   Director, Senior Vice President and Secretary
Katherine Stoner    Director and Assistant Secretary
Thomas G. Norwood   Executive Vice President
Krien VerBerkmoes   Chief Compliance Officer
John Reiner         Chief Financial Officer and Treasurer
Terry B. Festervand Assistant Treasurer
Paul Hoepfl         Assistant Treasurer
Kathleen Janos      Assistant Treasurer
Daniel R. Cricks    Tax Officer
Kortney S. Farmer   Assistant Secretary
Debra L. Herzog     Assistant Secretary
Paula G. Payne      Assistant Secretary


(c) Not applicable.

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

   The Variable Annuity Life Insurance Company
   Attn: Operations Administration
   2929 Allen Parkway
   Houston, Texas 77019

ITEM 31.MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.


ITEM 32.UNDERTAKINGS


a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his Account Value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her Account Values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information, which shall contain the annual audited statutory financial statements of American Home, free of charge upon a contract owner's request.

                                  SIGNATURES


As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 31st day of January, 2008.


                                        THE VARIABLE ANNUITY LIFE INSURANCE
                                        COMPANY SEPARATE ACCOUNT A
                                        (Registrant)

                                    BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                        COMPANY
                                        (On behalf of the Registrant and itself)

                                    BY: /s/ KATHERINE STONER
                                        ----------------------------------------
                                        Katherine Stoner
                                        Vice President, Associate General
                                        Counsel and Secretary

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                Title                          Date
---------                ------------------------------ ----------------

JAY S. WINTROB *         Director                       January 31, 2008
------------------------
Jay S. Wintrob

BRUCE R. ABRAMS *        Director and Chief Executive   January 31, 2008
------------------------ Officer
Bruce R. Abrams

MICHAEL J. AKERS *       Director                       January 31, 2008
------------------------
Michael J. Akers

JIM COPPEDGE *           Director and General Counsel   January 31, 2008
------------------------
Jim Coppedge

N. SCOTT GILLIS *        Director and Principal         January 31, 2008
------------------------ Financial Officer
N. Scott Gillis

SHARLA A. JACKSON *      Director                       January 31, 2008
------------------------
Sharla A. Jackson

KATHLEEN M. MCCUTCHEON * Director                       January 31, 2008
------------------------
Kathleen M. McCutcheon

CHRISTOPHER J. SWIFT *   Director                       January 31, 2008
------------------------
Christopher J. Swift

/s/ DAVID S. JORGENSEN   Vice President and Controller  January 31, 2008
------------------------ (Principal Accounting Officer)
David S. Jorgensen

* /s/ KATHERINE STONER   Attorney-In-Fact               January 31, 2008
------------------------
Katherine Stoner

                                  SIGNATURES


   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 31st day of January, 2008.


                                              AMERICAN HOME ASSURANCE COMPANY

                                              BY: /s/ ROBERT S. SCHIMEK
                                                  ------------------------------
                                                  ROBERT S. SCHIMEK
                                                  SENIOR VICE PRESIDENT AND
                                                  TREASURER

   The amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature             Title                          Date
---------             -----------------------------  ----------------

          *           Director and Chairman          January 31, 2008
---------------------
KRISTIAN P. MOOR

          *           Director and President         January 31, 2008
---------------------
JOHN Q. DOYLE

/s/ ROBERT S. SCHIMEK Director, Senior Vice          January 31, 2008
--------------------- President, Treasurer and
ROBERT S. SCHIMEK     Comptroller

          *           Director                       January 31, 2008
---------------------
M. BERNARD AIDINOFF

          *           Director                       January 31, 2008
---------------------
CHARLES H. DANGELO

          *           Director                       January 31, 2008
---------------------
DAVID N. FIELDS

          *           Director                       January 31, 2008
---------------------
KENNETH V. HARKINS

          *           Director                       January 31, 2008
---------------------
DAVID L. HERZOG

--------------------- Director                       January 31, 2008
W. GORDON KNIGHT

          *           Director                       January 31, 2008
---------------------
ROBERT E. LEWIS

          *           Director                       January 31, 2008
---------------------
WIN J. NEUGER

          *            Director                       January 31, 2008
----------------------
NICHOLAS TYLER

          *            Director                       January 31, 2008
----------------------
NICHOLAS C. WALSH

*/s/ ROBERT S. SCHIMEK Attorney-In-Fact               January 31, 2008
----------------------
ROBERT S. SCHIMEK

                               Index of Exhibits

  Exhibit No.
  -----------
     10       Consent of Independent Registered Public Accounting Firm
     14(a)    Powers of Attorney - The Variable Annuity Life Insurance Company